  As filed with the U.S. Securities and Exchange Commission on April 25, 2007
                           Registration No. 333-55172
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO.13 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 32 [X]

                 John Hancock Variable Life SEPARATE ACCOUNT S
                           (Exact Name of Registrant)

                 John Hancock Variable Life Insurance Company
                              (Name of Depositor)

                              197 Clarendon Street
                               Boston, MA 02117
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 617-572-6000
                              ------------------
                             JAMES C. HOODLET, ESQ.
                 John Hancock Variable Life Insurance Company
                             U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                          Washington, D.C. 20007-5208
                              ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2007 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2007
                                for interests in
                               Separate Account S

                       Interests are made available under


                        VARIABLE ESTATE PROTECTION EDGE

a flexible premium variable universal survivorship life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides fixed account options with fixed rates of return declared by JHVLICO
                     and the following investment accounts:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation
American Growth

U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income

Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

                            * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:



   o The first section is called "Summary of Benefits and Risks." It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   o Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.



   o Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.



   o Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.


Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds," the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS





                                                           Page No.
                                                          ---------
SUMMARY OF BENEFITS AND RISKS .........................       4
The nature of the policy ..............................       4
Summary of policy benefits ............................       4
   Death benefit ......................................       4
   Surrender of the policy ............................       4
   Partial withdrawals ................................       4
   Policy loans .......................................       5
   Optional benefit riders ............................       5
   Investment options .................................       5
Summary of policy risks ...............................       5
   Lapse risk .........................................       5
   Investment risk ....................................       5
   Access to funds risk ...............................       5
   Transfer risk ......................................       6
   Market timing risk .................................       6
   Tax risks ..........................................       6
FEE TABLES ............................................       7
DETAILED INFORMATION ..................................      13
Table of Investment Options and Investment
   Subadvisers ........................................      13
Description of JHVLICO ................................      22
Description of John Hancock Variable Life
   Account S ..........................................      23
The fixed investment option ...........................      23
Premiums ..............................................      24
   Planned premiums ...................................      24
   Maximum premium payments ...........................      24
   Ways to pay premiums ...............................      24
   Processing premium payments ........................      24
Lapse and reinstatement ...............................      25
   Guaranteed death benefit feature ...................      25
The death benefit .....................................      26
   Optional extra death benefit feature ...............      27
   Limitations on payment of death benefit ............      27
   Basic Sum Insured vs. Additional Sum Insured .......      27
   The minimum insurance amount .......................      27
   When the younger insured person reaches 100 ........      28
   Requesting an increase in coverage .................      28
   Requesting a decrease in coverage ..................      28
   Change of death benefit option .....................      28
   Effective date of certain policy transactions ......      29
   Tax consequences of coverage changes ...............      29
   Your beneficiary ...................................      29
   Ways in which we pay out policy proceeds ...........      29
   Changing a payment option ..........................      29
   Tax impact of payment option chosen ................      29
The account value .....................................      30
   Commencement of investment performance .............      30
   Allocation of future premium payments ..............      30
   Transfers of existing account value ................      30
   Dollar cost averaging ..............................      31
Surrender and partial withdrawals .....................      32
   Full surrender .....................................      32
   Partial withdrawals ................................      32
Policy loans ..........................................      32


                                                           Page No.
                                                          ---------
   Repayment of policy loans ..........................      32
   Effects of policy loans ............................      33
Description of charges at the policy level ............      33
   Deductions from premium payments ...................      33
   Deductions from account value ......................      33
   Additional information about how certain policy
      charges work ....................................      34
   Sales expenses and related charges .................      34
   Effect of premium payment pattern ..................      35
   Method of deduction ................................      35
   Reduced charges for eligible classes ...............      35
   Other charges we could impose in the future ........      35
Description of charges at the fund level ..............      35
Other policy benefits, rights and limitations .........      36
   Optional benefit riders you can add ................      36
   Variations in policy terms .........................      36
   Procedures for issuance of a policy ................      36
   Minimum initial premium ............................      37
   Commencement of insurance coverage .................      37
   Backdating .........................................      37
   Temporary coverage prior to policy delivery ........      37
   Monthly deduction dates ............................      37
   Changes that we can make as to your policy .........      37
   The owner of the policy ............................      38
   Policy cancellation right ..........................      38
   Reports that you will receive ......................      38
   Assigning your policy ..............................      38
   When we pay policy proceeds ........................      39
   General ............................................      39
   Delay to challenge coverage ........................      39
   Delay for check clearance ..........................      39
   Delay of separate account proceeds .................      39
   Delay of general account surrender proceeds ........      39
   How you communicate with us ........................      39
   General rules ......................................      39
   Telephone and facsimile transactions ...............      40
Distribution of policies ..............................      40
   Compensation .......................................      41
Tax considerations ....................................      42
   General ............................................      42
   Death benefit proceeds and other policy
      distributions ...................................      42
   Policy loans .......................................      43
   Diversification rules and ownership of the
      Account .........................................      43
   7-pay premium limit and modified endowment
      contract status .................................      44
   Corporate and H.R. 10 retirement plans .............      45
   Withholding ........................................      45
   Life insurance purchases by residents of Puerto
      Rico ............................................      45
   Life insurance purchases by non-resident aliens.....      45
Financial statements reference ........................      45
Registration statement filed with the SEC .............      45
Independent registered public accounting firm .........      45

                         SUMMARY OF BENEFITS AND RISKS


The nature of the policy

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments." The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.


Summary of policy benefits


Death benefit

     When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

   o Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   o Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.


Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your "surrender value." You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     o the amount you invested,

     o plus or minus the investment experience of the investment options you've chosen,

     o minus all charges we deduct, and

     o minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under "Policy loans."


Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.


Optional benefit riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.


Investment options

     The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the "Account" or "Separate Account"), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.


Summary of policy risks


Lapse risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.


Investment risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.


Access to funds risk

     There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 14 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined under "The account value."

Transfer risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.


Market timing risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing account value") and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.


Tax risks

     Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract," which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES
     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options.


                                    Transaction Fees
               Charge                                 When Charge is Deducted
 Premium sales charge                     Upon payment of premium
 Tax charge                               Upon payment of premium
 Maximum contingent deferral sales        Upon surrender of policy within the period
 charge (CDSC)                            stated
                                          Upon reduction of Basic Sum Insured as a
                                          result of a partial withdrawal
 Maximum partial withdrawal charge        Upon making a partial withdrawal
 Maximum transfer charge                  Upon each transfer into or out of a variable
                                          investment option beyond an annual limit of
                                          not less than 12



               Charge                                 Amount Deducted
 Premium sales charge                     5% of any premium paid
 Tax charge                               3.60% of each premium paid
 Maximum contingent deferral sales        100% of first year Target Premium for
 charge (CDSC)                            surrenders in policy year 1(1)
                                          Pro rata portion of applicable CDSC
 Maximum partial withdrawal charge        $20
 Maximum transfer charge                  $25 (currently $0)(2)


(1) The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The "Target Premium" for each policy year is determined at the time the policy is ussed and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2) This charge is not currently imposed, but we reserve the right to do so in the policy.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.


     Periodic Charges Other Than Fund Operating Expenses
                                           When Charge is
             Charge                           Deducted
 Insurance charge(1)
  Minimum charge                      Monthly
  Maximum charge                      Monthly
  Charge for representative           Monthly
  insured persons
  Maximum issue charge                Monthly
  Maintenance charge                  Monthly
  Asset-based risk charge(3)          Monthly
  Maximum policy loan interest        Accrues daily Payable
  rate(4)                             annually



                                                                     Amount Deducted
             Charge                             Guaranteed Rate                            Current Rate
 Insurance charge(1)
  Minimum charge                      $0.0001 per $1,000 of AAR                $0.0001 per $1,000 of AAR
  Maximum charge                      $83.20 per $1,000 of AAR                 $65.27 per $1,000 of AAR
  Charge for representative           $0.003 per $1,000 of AAR                 $0.003 per $1,000 of AAR
  insured persons
  Maximum issue charge                1.83% of Target Premium plus             1.83% of Target Premium plus
                                      5(cent) per $1,000 of Basic Sum          5(cent) per $1,000 of Basic Sum
                                      Insured at issue                         Insured at issue
  Maintenance charge                  $   12                                   $    9
  Asset-based risk charge(3)          .05% of account value                    .05% of first $25,000 of account
                                                                               value.
                                                                               05% of all amounts in excess of
                                                                               $25,000 in policy years 1-10
                                                                               .02% of all amounts in excess of
                                                                               $25,000 in policy years 11-20
                                                                               .01% of all amounts in excess of
                                                                               $25,000 in pollicy year 21 and
                                                                               thereafter
  Maximum policy loan interest        4.75%                                    4.75%
  rate(4)


(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2) The issue charge varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.

(3) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

(4) 4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.0% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                          Rider Charges
                                                    When Charge is
                    Charge                             Deducted
 Enhanced Cash Value Rider                         Upon payment
                                                   of premium
 Policy Split Option Rider                         Monthly
 Four Year Term Rider(1)
  Minimum charge                                   Monthly
  Maximum charge                                   Monthly
  Charge for representative insured persons        Monthly



                    Charge                                                  Amount Deducted
 Enhanced Cash Value Rider                         4% of all premiums paid in the first two policy years up to the
                                                   Target Premium in each year
 Policy Split Option Rider                         3(cent) per $1,000 of current Total Sum Insured
 Four Year Term Rider(1)
  Minimum charge                                   $0.004 per $1,000 of Term Death Benefit
  Maximum charge                                   $0.02 per $1,000 of Term Death Benefit
  Charge for representative insured persons        $0.005 per $1,000 of Term Death Benefit


(1) The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.


            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.49%          1.49%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)


                                                 Management        12b-1          Other              Total
Portfolio                                           Fees            Fees        Expenses        Annual Expenses
------------------------------------------      ------------      -------      ----------      ----------------
 Science & TechnologyA ...................      1.05%             0.00%        0.10%           1.15%
 Emerging Markets ValueC .................      0.96%             0.00%        0.16%           1.12%
 Pacific Rim .............................      0.80%             0.00%        0.21%           1.01%
 Health SciencesA ........................      1.05%             0.00%        0.09%           1.14%
 Emerging GrowthB ........................      0.80%             0.00%        0.69%           1.49%
 Small Cap Growth ........................      1.07%             0.00%        0.08%           1.15%
 Emerging Small CompanyD .................      0.97%             0.00%        0.06%           1.03%
 Small Cap ...............................      0.85%             0.00%        0.05%           0.90%
 Small Cap Index .........................      0.48%             0.00%        0.04%           0.52%
 Dynamic GrowthD .........................      0.90%             0.00%        0.06%           0.96%
 Mid Cap Stock ...........................      0.84%             0.00%        0.04%           0.88%
 Natural Resources .......................      1.00%             0.00%        0.06%           1.06%
 All Cap Growth ..........................      0.85%             0.00%        0.05%           0.90%
 Financial Services ......................      0.82%             0.00%        0.04%           0.86%
 International Opportunities .............      0.89%             0.00%        0.11%           1.00%
 International Small Cap .................      0.92%             0.00%        0.19%           1.11%
 International Equity Index BB/E .........      0.54%             0.00%        0.04%           0.58%

                                                     Management       12b-1          Other              Total
Portfolio                                               Fees           Fees        Expenses        Annual Expenses
----------------------------------------------      -----------      -------      ----------      ----------------
 Overseas EquityD ............................      0.99%            0.00%        0.13%           1.12%
 American InternationalF .....................      0.50%            0.60%        0.08%           1.18%
 International Value .........................      0.82%            0.00%        0.11%           0.93%
 International Core ..........................      0.89%            0.00%        0.10%           0.99%
 Quantitative Mid Cap ........................      0.74%            0.00%        0.13%           0.87%
 Mid Cap Index ...............................      0.48%            0.00%        0.04%           0.52%
 Mid Cap IntersectionC .......................      0.87%            0.00%        0.07%           0.94%
 GlobalB .....................................      0.82%            0.00%        0.14%           0.96%
 Capital Appreciation ........................      0.75%            0.00%        0.03%           0.78%
 American GrowthF ............................      0.32%            0.60%        0.05%           0.97%
 U.S. Global Leaders Growth ..................      0.69%            0.00%        0.03%           0.72%
 Quantitative All Cap ........................      0.71%            0.00%        0.05%           0.76%
 All Cap Core ................................      0.78%            0.00%        0.05%           0.83%
 Total Stock Market Index ....................      0.49%            0.00%        0.03%           0.52%
 Blue Chip GrowthA ...........................      0.81%            0.00%        0.02%           0.83%
 U.S. Large Cap ..............................      0.83%            0.00%        0.04%           0.87%
 Core Equity .................................      0.78%            0.00%        0.05%           0.83%
 Large Cap ValueD ............................      0.82%            0.00%        0.06%           0.88%
 Classic Value ...............................      0.80%            0.00%        0.11%           0.91%
 Utilities ...................................      0.83%            0.00%        0.12%           0.95%
 Real Estate Securities ......................      0.70%            0.00%        0.03%           0.73%
 Small Cap Opportunities .....................      0.99%            0.00%        0.03%           1.02%
 Small Cap Value .............................      1.06%            0.00%        0.05%           1.11%
 Small Company ValueA ........................      1.02%            0.00%        0.04%           1.06%
 Special ValueD/E ............................      0.97%            0.00%        0.07%           1.04%
 Mid ValueA ..................................      0.98%            0.00%        0.08%           1.06%
 Mid Cap Value ...............................      0.86%            0.00%        0.04%           0.90%
 Value .......................................      0.74%            0.00%        0.05%           0.79%
 All Cap Value ...............................      0.82%            0.00%        0.05%           0.87%
 Growth & Income .............................      0.67%            0.00%        0.01%           0.68%
 500 Index BB ................................      0.46%            0.00%        0.03%           0.49%
 Fundamental Value ...........................      0.77%            0.00%        0.04%           0.81%
 U.S. Core ...................................      0.76%            0.00%        0.06%           0.82%
 Large CapD ..................................      0.72%            0.00%        0.04%           0.76%
 Quantitative Value ..........................      0.68%            0.00%        0.05%           0.73%
 American Growth-IncomeF .....................      0.27%            0.60%        0.04%           0.91%
 Equity-IncomeA ..............................      0.81%            0.00%        0.03%           0.84%
 American Blue Chip Income & GrowthF .........      0.42%            0.60%        0.05%           1.07%
 Income & Value ..............................      0.79%            0.00%        0.07%           0.86%
 Managed .....................................      0.69%            0.00%        0.03%           0.72%
 PIMCO VIT All AssetG ........................      0.79%            0.25%        0.45%           1.49%
 Global Allocation ...........................      0.85%            0.00%        0.13%           0.98%
 High Yield ..................................      0.66%            0.00%        0.05%           0.71%
 U.S. High Yield Bond ........................      0.73%            0.00%        0.06%           0.79%
 Strategic Bond ..............................      0.68%            0.00%        0.07%           0.75%
 Strategic Income ............................      0.71%            0.00%        0.10%           0.81%
 Global Bond .................................      0.70%            0.00%        0.10%           0.80%
 Investment Quality Bond .....................      0.60%            0.00%        0.07%           0.67%
 Total Return ................................      0.70%            0.00%        0.06%           0.76%

                                             Management       12b-1          Other              Total
Portfolio                                       Fees           Fees        Expenses        Annual Expenses
--------------------------------------      -----------      -------      ----------      ----------------
 American BondF ......................      0.41%            0.60%        0.04%           1.05%
 Real Return BondH ...................      0.70%            0.00%        0.07%           0.77%
 Bond Index BB .......................      0.47%            0.00%        0.06%           0.53%
 Core Bond ...........................      0.67%            0.00%        0.12%           0.79%
 Active Bond .........................      0.60%            0.00%        0.04%           0.64%
 U.S. Government SecuritiesD .........      0.61%            0.00%        0.08%           0.69%
 Short-Term Bond .....................      0.58%            0.00%        0.04%           0.62%
 Money Market BB .....................      0.50%            0.00%        0.01%           0.51%
 Lifestyle AggressiveE ...............      0.94%            0.00%        0.02%           0.96%
 Lifestyle GrowthE ...................      0.91%            0.00%        0.01%           0.92%
 Lifestyle BalancedE .................      0.88%            0.00%        0.01%           0.89%
 Lifestyle ModerateE .................      0.85%            0.00%        0.02%           0.87%
 Lifestyle ConservativeE .............      0.82%            0.00%        0.02%           0.84%


A The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

The percentage reduction will be as follows:



Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%


This voluntary fee waiver may be terminated at any time by T. Rowe Price.

B The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses". A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, Bond Index B, Emerging Growth, Money Market B, and Global portfolios would be 0.31%, 0.22%, 0.19%, 0.36%, 0.27%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, 0.25%, 1.05%, 0.28%, and 0.96% respectively.

C For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

D The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

E The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.57%, 1.02%, 0.06, 0.05%, 0.06%, 0.05%, and 0.06%, respectively.

F The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information please refer to the prospectus for the underlying portfolios.

G "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

H The portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolio.

                              DETAILED INFORMATION
     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.


Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds", which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:



 Portfolio                      Portfolio Manager
=========================      ====================================
 Science & Technology          T. Rowe Price Associates, Inc. and
                               RCM Capital Management LLC
 Emerging Markets Value         Dimensional Fund Advisors
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences                T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.), LLC
 Small Cap Growth               Wellington Management Company,
                               LLP
 Emerging Small Company        RCM Capital Management LLC
 Small Cap                      Independence Investments LLC
 Small Cap Index               MFC Global Investment
                               Management (U.S.A.) Limited
 Dynamic Growth                 Deutsche Investment Management
                               Americas, Inc.
 Mid Cap Stock                 Wellington Management Company,
                               LLP
 Natural Resources              Wellington Management Company,
                               LLP



 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies expected to benefit from the
                               development, advancement, and use of science and
                               technology. Current income is incidental to the portfolio's objective.
 Emerging Markets Value         Seeks long-term capital appreciation by investing at least
                               80% of its net assets in companies associated with
                               emerging markets.
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences                Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Small Cap Growth               Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in small-cap
                               companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company        Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Index* at the time of
                               purchase.
 Small Cap                      Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index               Seeks to approximate the aggregate total return of a small-
                               cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.*
 Dynamic Growth                 Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                 Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources              Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      ==================================
 All Cap Growth                      AIM Capital Management, Inc.
 Financial Services                   Davis Selected Advisers, L.P.
 International Opportunities         Marsico Capital Management, LLC
 International Small Cap              Templeton Investment Counsel,
                                     LLC
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 American International              Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 International Value                  Templeton Investment Counsel,
                                     LLC
 International Core                  Grantham, Mayo, Van Otterloo &
                                     Co. LLC



 Portfolio                            Investment Description
===============================      ===============================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Opportunities         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S.,
                                     which have total stock market capitalization or annual
                                     revenues of $4 billion or less.
 International Equity Index B        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
 American International              Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                     Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                     States.
 International Value                  Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
 International Core                  Seeks high total return by investing typically in a
                                     diversified portfolio of equity investments from developed markets other than the U.S.

 Portfolio                          Portfolio Manager
=============================      ====================================
 Quantitative Mid Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Index                      MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Intersection              Wellington Management Company,
                                   LLP
 Global                             Templeton Global Advisors Limited
 Capital Appreciation              Jennison Associates LLC
 American Growth                    Capital Research Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 U.S. Global Leaders Growth        Sustainable Growth Advisers, L.P.
 Quantitative All Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                      Deutsche Investment Management
                                   Americas Inc.
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited
 Blue Chip Growth                  T. Rowe Price Associates, Inc.



 Portfolio                          Investment Description
=============================      ================================================================
 Quantitative Mid Cap              Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its total assets
                                   (plus any borrowings for investment purposes) in U.S. mid-
                                   cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                      Seeks to approximate the aggregate total return of a mid-
                                   cap U.S. domestic equity market index by attempting to
                                   track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Intersection              Seeks long-term growth of capital by investing in equity
                                   securities of medium size companies with significant
                                   capital appreciation potential.
 Global                             Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation              Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                    Seeks to make the shareholders' investment grow by
                                   investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                   Series. The Growth Fund invests primarily in common
                                   stocks of companies that appear to offer superior
                                   opportunities for growth of capital. The Growth Fund may
                                   also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                   included in the S&P 500 Index*.
 U.S. Global Leaders Growth        Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders".
 Quantitative All Cap               Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                      Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                   Russell 3000 Index*.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Dow Jones Wilshire 5000 Index*.
 Blue Chip Growth                  Seeks to achieve long-term growth of capital (current
                                   income is a secondary objective) by investing, under
                                   normal market conditions, at least 80% of the portfolio's
                                   total assets in the common stocks of large and medium-
                                   sized blue chip growth companies.

 Portfolio                       Portfolio Manager
==========================      ==================================
 U.S. Large Cap                 Capital Guardian Trust Company
 Core Equity                     Legg Mason Capital Management,
                                Inc.
 Large Cap Value                Blackrock Investment Management,
                                LLC
 Classic Value                   Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities          Deutsche Investment Management
                                Americas, Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Cap Value                 Wellington Management Company,
                                LLP
 Small Company Value            T. Rowe Price Associates, Inc.
 Special Value                   ClearBridge Advisors, LLC



 Portfolio                       Investment Description
==========================      ===============================================================
 U.S. Large Cap                 Seeks long-term growth of capital and income by investing
                                the portfolio's assets, under normal market conditions,
                                primarily in equity and equity-related securities of
                                companies with market capitalization greater than $500
                                million.
 Core Equity                     Seeks long-term capital growth by investing, under normal
                                market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                The subadviser seeks to purchase securities at large
                                discounts to the subadviser's assessment of their intrinsic value.
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large-cap companies
                                located in the U.S.
 Classic Value                   Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities          Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Cap Value                 Seeks long-term capital appreciation by investing, under
                                normal market conditions, at least 80% of its assets in
                                small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                appreciation.
 Small Company Value            Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in small companies
                                whose common stocks are believed to be undervalued.
                                Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                investment purposes) in companies with market
                                capitalizations that do not exceed the maximum market
                                capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value                   Seeks long-term capital growth by investing, under normal
                                circumstances, at least 80% of its net assets in common
                                stocks and other equity securities of companies whose
                                market capitalization at the time of investment is not
                                greater than the market capitalization of companies in the
                                Russell 2000 Value Index*.

 Portfolio                      Portfolio Manager
=========================      ==================================
 Mid Value                     T. Rowe Price Associates, Inc.
 Mid Cap Value                  Lord, Abbett & Co. LLC
 Value                         Van Kampen
 All Cap Value                  Lord, Abbett & Co. LLC
 Growth & Income               Independence Investments LLC
 500 Index B                    MFC Global Investment
                               Management (U.S.A.) Limited
 Fundamental Value             Davis Selected Advisers, L.P.
 U.S. Core                      Grantham, Mayo, Van Otterloo &
                               Co. LLC
 Large Cap                     UBS Global Asset Management
                               (Americas) Inc.
 Quantitative Value             MFC Global Investment
                               Management (U.S.A.) Limited
 American Growth-Income        Capital Research and Management
                               Company (adviser to the American
                               Funds Insurance Series)



 Portfolio                      Investment Description
=========================      ===============================================================
 Mid Value                     Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in a diversified mix of common stocks of mid-size U.S. companies that are
                               believed to be undervalued by various measures and offer
                               good prospects for capital appreciation.
 Mid Cap Value                  Seeks capital appreciation by investing, under normal
                               market conditions, at least 80% of the portfolio's net assets
                               (plus any borrowings for investment purposes) in mid-sized companies.
 Value                         Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                               with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value                  Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                               ranges that the subadviser believes are undervalued.
 Growth & Income               Seeks income and long-term capital appreciation by
                               investing, under normal market conditions, primarily in a
                               diversified mix of common stocks of large U.S. companies.
 500 Index B                    Seeks to approximate the aggregate total return of a broad
                               U.S. domestic equity market index by attempting to track
                               the performance of the S&P 500 Composite Stock Price
                               Index.*
 Fundamental Value             Seeks growth of capital by investing, under normal market
                               conditions, primarily in common stocks of U.S. companies
                               with market capitalizations of at least $10 billion. The
                               portfolio may also invest in U.S. companies with smaller
                               capitalizations.
 U.S. Core                      Seeks a high total return by investing primarily in
                               investments tied economically to the U.S., including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                               characteristics similar to companies that issue stocks
                               included in the Index.
 Large Cap                     Seeks to maximize total return, consisting of capital
                               appreciation and current income, by investing, under
                               normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                               securities of U.S. large-cap companies.
 Quantitative Value             Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth-Income        Seeks to make the shareholders' investment grow and
                               provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                               Growth-Income Fund, a series of American Funds
                               Insurance Series. The Growth-Income Fund invests
                               primarily in common stocks or other securities which
                               demonstrate the potential for appreciation and/or dividends

 Portfolio                               Portfolio Manager
==================================      ==================================
 Equity-Income                          T. Rowe Price Associates, Inc.
 American Blue Chip Income               Capital Research and Management
 and Growth                             Company (adviser to the American
                                        Funds Insurance Series)
 Income & Value                         Capital Guardian Trust Company
 Managed                                 Grantham, Mayo, Van Otterloo &
                                        Co. LLC and Declaration
                                        Management & Research LLC
 PIMCO VIT All Asset Portfolio          Pacific Investment Management
 (a series of the PIMCO Variable        Company, LLC
 Insurance Trust) (only Class M
 is available for sale)
 Global Allocation                       UBS Global Asset Management
                                        (Americas) Inc.
 High Yield                             Western Asset Management
                                        Company
 U.S. High Yield Bond                    Wells Capital Management,
                                        Incorporated
 Strategic Bond                         Western Asset Management
                                        Company
 Strategic Income                        MFC Global Investment
                                        Management (U.S.) LLC



 Portfolio                               Investment Description
==================================      ===============================================================
 Equity-Income                          Seeks to provide substantial dividend income and also long-
                                        term capital appreciation by investing primarily in
                                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                        dividends and capital appreciation.
 American Blue Chip Income               Seeks to produce income exceeding the average yield on
 and Growth                             U.S. stocks generally and to provide an opportunity for
                                        growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                        of American Funds Insurance Series. The Blue Chip
                                        Income and Growth Fund invests primarily in common
                                        stocks of larger, more established companies based in the
                                        U.S. with market capitalizations of $4 billion and above.
 Income & Value                         Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 Managed                                 Seeks income and long-term capital appreciation by
                                        investing primarily in a diversified mix of common stocks
                                        of large U.S. companies and bonds with an overall
                                        intermediate term average maturity.
 PIMCO VIT All Asset Portfolio          The portfolio invests primarily in a diversified mix of (a)
 (a series of the PIMCO Variable        common stocks of large and mid-sized U.S. companies, and
 Insurance Trust) (only Class M         (b) bonds with an overall intermediate term average
 is available for sale)                 maturity.
 Global Allocation                       Seeks total return, consisting of long-term capital
                                        appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                        outside the U.S.
 High Yield                             Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                        including corporate bonds and other fixed-income
                                        securities.
 U.S. High Yield Bond                    Seeks total return with a high level of current income by
                                        investing, under normal market conditions, primarily in
                                        below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                        preferred and other convertible securities and bank loans.
 Strategic Bond                         Seeks a high level of total return consistent with
                                        preservation of capital by investing at least 80% of its net assets in fixed income securities.
 Strategic Income                        Seeks a high level of current income by investing, under
                                        normal market conditions, primarily in foreign government
                                        and corporate debt securities from developed and emerging
                                        markets, U.S. Government and agency securities, and U.S.
                                        high yield bonds.

 Portfolio                          Portfolio Manager
=============================      ==================================
 Global Bond                       Pacific Investment Management
                                   Company, LLC
 Investment Quality Bond            Wellington Management Company,
                                   LLP
 Total Return                      Pacific Investment Management
                                   Company, LLC
 American Bond                      Capital Research and Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 Real Return Bond                  Pacific Investment Management
                                   Company, LLC
 Bond Index B                       Declaration Management &
                                   Research LLC
 Core Bond                         Wells Capital Management,
                                   Incorporated
 Active Bond                        Declaration Management &
                                   Research LLC and MFC Global
                                   Investment Management (U.S.),
                                   LLC
 U.S. Government Securities        Western Asset Management
                                   Company
 Short-Term Bond                    Declaration Management &
                                   Research LLC



 Portfolio                          Investment Description
=============================      ===============================================================
 Global Bond                       Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                                   may be denominated in non-U.S. currencies or in U.S.
                                   dollars.
 Investment Quality Bond            Seeks a high level of current income consistent with the
                                   maintenance of principal and liquidity, by investing in a
                                   diversified portfolio of investment grade bonds.
                                   Investments will tend to focus on corporate bonds and U.S.
                                   Government bonds with intermediate to longer term
                                   maturities.
 Total Return                      Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing, under normal market
                                   conditions, at least 65% of the portfolio's assets in a
                                   diversified portfolio of fixed income securities of varying maturities.
 American Bond                      Seeks to maximize current income and preserve capital by
                                   investing all of its assets in the master fund, Class 2 Shares of the Bond Fund, a series of the American Funds Insurance
                                   Series. The Bond Fund normally invests at least 80% of its assets in bonds.
 Real Return Bond                  Seeks maximum return, consistent with preservation of
                                   capital and prudent investment management, by investing,
                                   under normal market conditions, at least 80% of its net
                                   assets in inflation-indexed bonds of varying maturities
                                   issued by the U.S. and non-U.S. governments and by
                                   corporations.
 Bond Index B                       Seeks to track the performance of the Lehman Brothers
                                   Aggregate Index** (which represents the U.S. investment
                                   grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Brothers Aggregate Index.
 Core Bond                         Seeks total return consisting of income and capital
                                   appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities
                                   including U.S. Government obligations, corporate bonds,
                                   mortgage-backed and other asset backed securities and
                                   money market instruments.
 Active Bond                        Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities        Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Short-Term Bond                    Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.

 Portfolio                      Portfolio Manager
=========================      =============================
 Money Market B                MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Aggressive           MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Growth              MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Balanced             MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Moderate            MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Conservative         MFC Global Investment
                               Management (U.S.A.) Limited



 Portfolio                      Investment Description
=========================      =============================================================
 Money Market B                Seeks maximum current income consistent with
                               preservation of principal and liquidity by investing in high quality money market instruments.
 Lifestyle Aggressive           Seeks to provide long-term growth of capital (current
                               income is not a consideration) by investing 100% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in equity securities.
 Lifestyle Growth              Seeks to provide long-term growth of capital with
                               consideration also given to current income by investing
                               approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                               income securities and approximately 80% of its assets in
                               other portfolios of the Trust, which invest primarily in
                               equity securities.
 Lifestyle Balanced             Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in fixed income securities and
                               approximately 60% of its assets in other portfolios of the
                               Trust which invest primarily in equity securities.
 Lifestyle Moderate            Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in fixed income securities and
                               approximately 40% of its assets in other portfolios of the
                               Trust which invest primarily in equity securities.
 Lifestyle Conservative         Seeks to provide a high level of current income with some
                               consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                               income securities and approximately 20% of its assets in
                               other portfolios of the Trust, which invest primarily in
                               equity securities.


* "S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 Value (Reg.
TM)," "Russell 3000 (Reg. TM)" and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion

     You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a subaccount.

     If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

     We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

     We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for contract owners) in proportion to the instructions so received.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the forgoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.


Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2006, John Hancock's assets were approximately $97 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

     We have received the following ratings from independent rating agencies:

     A++ A.M. Best Superior
Companies have a very strong ability to meet their obligations; 1st category of
   15

     AA+ Fitch Ratings
Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

     AAA Standard & Poor's
Extremely strong financial security characteristics; 1st category of 8

     Aa2 Moody's
Excellent in financial strength; 2nd category of 9

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.


Description of John Hancock Variable Life Account S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S, a separate account operated by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of JHVLICO other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of JHVLICO's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


The fixed investment option

     Our obligations under any fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option - the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 (the "1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.


Premiums


Planned premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are "due" are referred to as "modal processing dates." The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement").


Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see "Tax considerations"). Also, we may refuse to accept any amount of an additional premium if:

     o that amount of premium would increase our insurance risk exposure, and

   o the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.


Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     o by wire or by exchange from another insurance company,

   o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     o if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Servicing Office.


Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     o The tax problem resolves itself prior to the date the refund is to be made; or

   o The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.



Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

     If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

     If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

     Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.


Guaranteed death benefit feature

     This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB

Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined under "Procedures for issuance of a policy".)

     Your policy will show two types of GDB Premium (or such other types as permitted by your policy's state of issue):

   o 5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

   o Age 100 GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary until the policy anniversary nearest the younger insured person's 100th birthday (regardless of whether such younger insured person remains alive until that policy anniversary). The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Age 100 GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     The Age 100 GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect . On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see "The Death Benefit" below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any "due date" calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

     If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

     If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, "Lapse and Reinstatement".


The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   o Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

   o Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.


Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

   o First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     o We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.


Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.


Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The "age 100 adjustment date" is defined under "When the younger insured person reaches 100"). Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

     Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations").


The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.


When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

   o We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

   o The death benefit will become equal to the Basic Sum Insured plus a percentage of the account value on the date of death of the last surviving insured person. The percentage will be equal to the ratio of Additional Sum Insured to Total Sum Insured on the day immediately preceding the age 100 adjustment date. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.


Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of certain policy transactions" below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.



Requesting a decrease in coverage

     After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

     o the remaining Basic Sum Insured will be at least $250,000, and

     o the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

   o the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when any reduction in Total Sum Insured would take effect, see "Effective date of certain policy transactions" below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge").


Change of death benefit option

     You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

     Please read "The minimum insurance amount" for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

     o Total Sum Insured decreases

     o Additional Sum Insured increases

     A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.


Tax consequences of coverage changes

     Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.


Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.


Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     o Option 1 - Proceeds left with us to accumulate with interest

     o Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     o Option 2B - Equal monthly payments for a specified period of time

     o Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     o Option 4 - Equal monthly payments for life with no refund

     o Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.


Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.


Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments." We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments.")

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of charges at the policy level." We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 pm. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.


Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.


Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.


Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

     If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of a fixed investment option are currently subject to the following restrictions:

     o You can only make such a transfer once in each policy year.

   o Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   o The most you can transfer at any one time is the greater of (i) $500,
    (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year.We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.


Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals


Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.


Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value"). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "The death benefit"). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Deductions from account value").


Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:


     o We first determine the surrender value of your policy.

     o We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

   o We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

     o We then subtract the third item above from the result of the second item above.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.


Repayment of policy loans

     You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

   o The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

   o The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.


Effects of policy loans

     The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations").


Description of charges at the policy level


Deductions from premium payments

   o Tax charge - A charge to cover state premium taxes we currently expect to pay, on average, and the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.

   o Premium sales charge - A charge to help defray our sales costs. The charge is 5% of the premium you pay in all policy years. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.

   o Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under "Reduced charges for eligible classes." No variation in the charge will exceed the maximum stated above.


Deductions from account value

   o Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs. Part of the charge is a percentage of the "Target Premium" and will be the same regardless of the amount of premium actually paid. The percentage will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 1.833%. The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The other part of the charge is an amount per thousand of Basic Sum Insured at issue. This amount will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 5(cent). In general, the greater the proportion of Additional Sum Insured at issue, the lower the amount per thousand.

   o Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $12 (currently $9) during all policy years.

   o Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person`s attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date). The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "The Death Benefit").

   o Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

   o Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .0501%. We guarantee that this percentage will never exceed .0501%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .0501% for policy years 1 through 10, .0167% for policy years 11 through 20, and .0083% for policy years 21 and thereafter. We guarantee that these percentages will never exceed .0501 % for all policy years. This charge does not apply to the fixed investment option.

   o Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add."

   o Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that do not exceed the first year Target Premium, as shown in the following table:


                                 Percentage of
Policy Year(s)                 Premiums Received
------------------------      ------------------
  1 ....................              100%
  2 ....................               93%
  3 ....................               86%
  4 ....................               79%
  5 ....................               71%
  6 ....................               64%
  7 ....................               57%
  8 ....................               50%
  9 ....................               43%
  10 ...................               36%
  11 ...................               29%
  12 ...................               21%
  13 ...................               14%
  14 ...................                7%
  15 and later .........                0%

    The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see "Partial withdrawals").

   o Partial withdrawal charge - A $20 charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal.


Additional information about how certain policy charges work


Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of charges at the policy level.") The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.


Effect of premium payment pattern

     You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.


Method of deduction

     Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.


Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.


Other charges we could impose in the future

     Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.


     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.


Description of charges at the fund level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


Other policy benefits, rights and limitations


Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

   o Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

   o Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

     o you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

     o the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

    The Enhanced Cash Value Benefit is equal to the "Contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, under "Deductions from account value."

    The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

   o Four Year Term Rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.


Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes." No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.


Procedures for issuance of a policy

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards."

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.


Minimum initial premium

     The Minimum Initial Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.


Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     o The policy is delivered to and received by the applicant.

     o The Minimum Initial Premium is received by us.

     o Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.


Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.


Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.


Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.


Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     o Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

     o Combining or removing investment options

     o Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.


The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term "you" appears in this prospectus, we've assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     o Determine when and how much you invest in the various investment options

     o Borrow or withdraw amounts you have in the investment options

     o Change the beneficiary who will receive the death benefit

     o Change the amount of insurance

     o Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     o Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.


Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     o JHVLICO at one of the addresses shown on the back cover of this prospectus, or

     o the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.


Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.


Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.


When we pay policy proceeds


General

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.


Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.


Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.


Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.


Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.


How you communicate with us


General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     o loans

     o surrenders or partial withdrawals

     o change of death benefit option

     o increase or decrease in Total Sum Insured

     o change of beneficiary

     o election of payment option for policy proceeds

     o tax withholding elections

     o election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and facsimile transactions" below):

     o transfers of account value among investment options

     o change of allocation among investment options for new premium payments.

     You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person`s death and related documentation to our Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.


Telephone and facsimile transactions

     If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.


Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.


Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing." These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard compensation. Through JH Distributors, JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 112.75% of the target premium paid in the first policy year, 8% of the target premium paid in years 2-4, and 3% payable in years 5 through 10, not including riders. Compensation on any premium paid in excess of target premium in any year will not exceed 4%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.


Tax considerations

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.


General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment." We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.


Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.


Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.


Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds` prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.


7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

   o First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

   o Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

   o Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     o is made on or after the date on which the policy owner attains age
591/2;

     o is attributable to the policy owner becoming disabled; or

    o is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

     Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.


Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.


Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.


Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.


Financial statements reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.


Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.


Independent registered public accounting firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.


              JHVLICO SERVICING OFFICE
       Express Delivery              Mail Delivery
      Specialty Products             P.O. Box 192
  197 Clarendon Street, C-6        Boston, MA 02117
       Boston, MA 02117
            Phone:                       Fax:
        1-800-521-1234               617-572-7008

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.












1940 Act File No. 811-7782 1933 Act File No. 333-55172

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
          John Hancock Variable Life Separate Account S ("Registrant")

                      Interests are made available under


                        VARIABLE ESTATE PROTECTION EDGE

a flexible premium variable universal life survivorship insurance policy issued by

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                          ("JHVLICO" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.




                               TABLE OF CONTENTS




Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           3
Principal Underwriter/Distributor ...................           3
Additional Information About Charges ................           4
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2006, John Hancock's assets were approximately $97 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.


Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Variable Life Separate Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


Services

     Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by John Hancock Life Insurance Company, or other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.


Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.


Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, was the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus until May 1, 2006.

     The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 and 2004 was $92,499,000 and $92,336,000, respectively. Neither Signator nor JHD retained any of these amounts during such periods.

     JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 112.75% of the target premium paid in the first policy year, 8% of the target premium paid in years 2-4, and 3% payable in years 5 through 10, not including riders. Compensation on any premium paid in excess of target premium in any year will not exceed 4%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   o Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   o Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   o Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.


Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.


Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2006 and 2005 and the Periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor Company)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2006 and 2005............... F-3

Consolidated Statements of Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company)
  and January 1, 2004 through April 28, 2004 (Predecessor Company)......... F-4

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company) and
  January 1, 2004 through April 28, 2004 (Predecessor Company)............. F-5

Consolidated Statements of Cash Flows for the years ended December 31,
  2006 and 2005, the periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor
  Company)................................................................. F-7

Notes to Consolidated Financial Statements................................. F-9

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the two years in the period ended December 31, 2006. We have also audited the consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the Company for the period April 29, 2004 through December 31, 2004 and for the predecessor company for the period January 1, 2004 through April 28, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for the year ended December 31, 2006 and 2005 and the period April 29, 2004 through
December 31, 2004, and the consolidated results of operations and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the accompanying financial statements, the Company has restated its financial statements for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004 and has restated the financial statements for the predecessor company for the period January 1, 2004 through April 28, 2004.

As discussed in Note 2 to the accompanying financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                              December 31,
                                                          --------------------
                                                             2006       2005
                                                          ---------  ---------
                                                                      Restated
                                                              (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value (cost: 2006 -
     $4,641.6; 2005 - $ 4,258.7)......................... $ 4,608.6  $ 4,231.5
Equity securities:
   Available-for-sale - at fair value (cost: 2006 -
     $145.2; 2005 - $ 36.1)..............................     158.1       36.2
Mortgage loans on real estate............................   1,056.2    1,137.5
Real estate..............................................     261.7      165.5
Policy loans.............................................     441.6      415.9
Other invested assets....................................     165.4      290.3
                                                          ---------  ---------
   Total Investments.....................................   6,691.6    6,276.9

Cash and cash equivalents................................     236.7      206.6
Accrued investment income................................      67.2       70.9
Goodwill.................................................     410.8      410.8
Value of business acquired...............................   1,299.0    1,323.2
Intangible assets........................................     213.8      216.5
Deferred policy acquisition costs........................     472.3      339.7
Reinsurance recoverable..................................     397.5      326.7
Other assets.............................................      11.8      182.6
Separate account assets..................................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Assets.......................................... $17,725.6  $16,850.8
                                                          =========  =========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits................................... $ 6,715.9  $ 6,346.7
Policyholders' funds.....................................      39.7        3.6
Unearned revenue.........................................     163.6      104.3
Unpaid claims and claim expense reserves.................      48.7       63.9
Dividends payable to policyholders.......................       1.3        0.9
Deferred income tax liability............................     463.4      414.6
Other liabilities........................................     234.4      336.3
Separate account liabilities.............................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Liabilities.....................................  15,591.9   14,767.2

Shareholder's Equity:

Common stock; $50 par value; 50,000 shares authorized
  and outstanding........................................       2.5        2.5
Additional paid in capital...............................   2,017.1    2,017.1
Retained earnings........................................     119.2       76.8
Accumulated other comprehensive (loss) income............      (5.1)     (12.8)
                                                          ---------  ---------
   Total Shareholder's Equity............................   2,133.7    2,083.6
                                                          ---------  ---------
   Total Liabilities and Shareholder's Equity............ $17,725.6  $16,850.8
                                                          =========  =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Revenues
   Premiums.................................................    $ 84.0       $ 80.8        $ 47.7           $ 24.0
   Universal life and investment-type product charges.......     292.8        275.4         172.6             82.1
   Net investment income....................................     358.2        343.3         203.9            112.9
   Net realized investment and other (losses) gains.........      (6.2)        11.0         (24.3)            (3.4)
   Investment management revenues, commissions and other
     fees...................................................     144.2        120.1          76.0             50.2
   Other revenue............................................        --          0.3            --              0.1
                                                                ------       ------        ------           ------
       Total revenues.......................................     873.0        830.9         475.9            265.9

Benefits and expenses
   Benefits to policyholders................................     437.9        419.7         225.6            131.0
   Other operating costs and expenses.......................     147.2        118.6          77.0             34.1
   Amortization of deferred policy acquisition costs and
     value of business acquired.............................      62.2         43.8          12.9             30.8
   Dividends to policyholders...............................      20.4         19.7          12.8              6.2
                                                                ------       ------        ------           ------
       Total benefits and expenses..........................     667.7        601.8         328.3            202.1
                                                                ------       ------        ------           ------
Income before income taxes and cumulative effect of
  accounting changes........................................     205.3        229.1         147.6             63.8
Income taxes................................................      67.9         74.3          50.6             20.8
                                                                ------       ------        ------           ------
Income before cumulative effect of accounting changes.......     137.4        154.8          97.0             43.0

Cumulative effect of accounting changes, net of tax.........        --           --            --             (3.0)
                                                                ------       ------        ------           ------
Net income..................................................    $137.4       $154.8        $ 97.0           $ 40.0
                                                                ======       ======        ======           ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                   Accumulated
                                                                                      Other         Total
                                                  Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                  Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                  ------ --------------- -------- ------------- ------------- -----------
                                                         (in millions, except for shares outstanding)         (thousands)
Predecessor Company
Balance at January 1, 2004 - As previously
  reported....................................... $ 2.5     $  572.4     $ 600.3     $ 77.6       $ 1,252.8       50.0
       Restatements..............................                           73.6                       73.6
                                                  -----     --------     -------     ------       ---------      -----
Balance at January 1, 2004 - Restated............ $ 2.5     $  572.4     $ 673.9     $ 77.6       $ 1,326.4       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           40.0                       40.0
       Other comprehensive income, net of
         tax:....................................
          Net unrealized gains ..................                                      11.2            11.2
                                                                                                  ---------
   Comprehensive income - Restated ..............                                                      51.2
                                                  -----     --------     -------     ------       ---------      -----
Balance at April 28, 2004 - Restated............. $ 2.5     $  572.4     $ 713.9     $ 88.8       $ 1,377.6       50.0
                                                  =====     ========     =======     ======       =========      =====
Acquisition by Manulife Financial
  Corporation Sale of shareholder's equity -
  Restated....................................... $(2.5)    $ (572.4)    $(713.9)    $(88.8)      $(1,377.6)     (50.0)
   Manulife Financial Corporation purchase
     price - Restated............................   2.5      1,977.4          --         --         1,979.9       50.0
                                                  -----     --------     -------     ------       ---------      -----
Company
Balance at April 29, 2004 - Restated............. $ 2.5     $1,977.4          --         --       $ 1,979.9       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           97.0                       97.0
       Other comprehensive income, net of
         tax:
          Net unrealized gains...................                                      33.4            33.4
                                                                                                  ---------
   Comprehensive income..........................                                                     130.4
                                                  -----     --------     -------     ------       ---------      -----
Balance at December 31, 2004 - Restated.......... $ 2.5     $1,977.4     $  97.0     $ 33.4       $ 2,110.3       50.0
                                                  =====     ========     =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                    AND COMPREHENSIVE INCOME - (CONTINUED)

                                                                                 Accumulated
                                                                                    Other         Total
                                                Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                ------ --------------- -------- ------------- ------------- -----------
                                                       (in millions, except for shares outstanding)         (thousands)
Company
Balance at January 1, 2005 - Restated..........  $2.5     $1,977.4     $  97.0     $ 33.4       $2,110.3       50.0

Manulife Financial Corporation purchase
  price reallocation...........................               39.7                                  39.7

   Comprehensive income:
       Net income - Restated...................                          154.8                     154.8
       Other comprehensive income, net
         of tax:
          Net unrealized losses................                                     (45.5)         (45.5)
          Net accumulated losses on
            cash flow hedges...................                                      (0.7)          (0.7)
                                                                                                --------
   Comprehensive income........................                                                    108.6

Dividends paid to Parent.......................                         (175.0)                   (175.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2005 - Restated........  $2.5     $2,017.1     $  76.8     $(12.8)      $2,083.6       50.0
                                                 ====     ========     =======     ======       ========       ====
   Comprehensive income:
       Net income..............................                          137.4                     137.4
       Other comprehensive income, net
         of tax:
          Net unrealized gains.................                                       7.2            7.2
          Net accumulated gains on cash
            flow hedges........................                                       0.5            0.5
                                                                                                --------
   Comprehensive income........................                                                    145.1

Dividends paid to Parent.......................                          (95.0)                    (95.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2006...................  $2.5     $2,017.1     $ 119.2     $ (5.1)      $2,133.7       50.0
                                                 ====     ========     =======     ======       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                  Company                  Predecessor Company
                                                                  ---------------------------------------  -------------------
                                                                                             Period from
                                                                                            April 29, 2004     Period from
                                                                   Year ended   Year ended     through       January 1, 2004
                                                                  December 31, December 31,  December 31,        through
                                                                      2006         2005          2004        April 28, 2004
                                                                  ------------ ------------ -------------- -------------------
                                                                                 Restated      Restated         Restated
                                                                                            (in millions)
Cash flows from operating activities:
   Net income....................................................  $   137.4    $   154.8      $  97.0           $  40.0
       Adjustments to reconcile net income to net cash
         provided by operating activities:
       Amortization of premium (discount) - fixed maturities.....       37.8         52.5         45.5              (4.6)
       Net realized investment and other losses (gains)..........        6.2        (11.0)        24.3               3.4
       Change in accounting principle............................         --           --           --               3.0
       Amortization of deferred acquisition costs................       36.9         (9.1)         3.6              30.5
       Amortization of value of business acquired................       25.3         52.9          9.3               0.3
       Capitalized deferred acquisition costs....................     (167.6)      (222.4)      (110.5)            (42.5)
       Depreciation and amortization.............................        5.9          2.5          2.8               0.5
       Decrease (increase) in accrued investment income..........        3.7         (5.3)        18.9             (13.5)
       Decrease (increase) other assets and other
         liabilities, net........................................       68.4         (4.6)        43.7             (44.0)
       Increase in policy liabilities and accruals, net..........      141.7        216.4        117.7               2.1
       Increase in deferred income tax liability.................       44.7        102.4         23.5               8.1
                                                                   ---------    ---------      -------           -------
       Net cash provided (used) by operating activities..........      340.4        329.1        275.8             (16.7)

Cash flows used in investing activities:
   Sales of:
       Fixed maturities available-for-sale.......................      865.0        589.8        208.5              88.8
       Equity securities available-for-sale......................        6.0        200.2         26.2              14.9
       Real estate...............................................        0.1          1.1           --               2.1
       Other invested assets.....................................      224.0        118.5         31.4               7.0
   Maturities, prepayments and scheduled redemptions of:
       Fixed maturities held-to-maturity.........................         --           --           --               0.5
       Fixed maturities available-for-sale.......................       97.6        163.8        175.0             105.6
       Mortgage loans on real estate.............................      169.2        185.5         53.6              26.2
   Purchases of:
       Fixed maturities available-for-sale.......................   (1,409.5)    (1,047.0)      (667.1)           (256.0)
       Equity securities available-for-sale......................     (110.5)      (141.3)       (14.2)            (17.9)
       Real estate...............................................      (99.7)      (151.6)          --              (0.1)
       Other invested assets.....................................      (83.1)       (29.2)       (23.9)           (199.6)
   Mortgage loans on real estate issued..........................      (94.2)      (272.5)      (161.3)            (60.0)
   Other, net....................................................      (18.6)       (47.7)         6.9             (75.2)
                                                                   ---------    ---------      -------           -------
       Net cash used in investing activities.....................  $  (453.7)   $  (430.4)     $(364.9)          $(363.7)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Cash flows from financing activities:
   Dividends paid to Parent.................................   $ (95.0)     $(175.0)           --                --
   Universal life and investment-type contract deposits.....     769.4        827.0         943.4             457.9
   Universal life and investment-type contract maturities
     and withdrawals........................................    (777.7)      (715.0)       (549.9)           (241.2)
   Net transfers to separate accounts from policyholders....     246.7        270.5        (140.1)             22.0
   Issuance of short-term debt..............................        --           --            --              88.0
   Repayment of short-term debt.............................        --           --         (80.0)             (8.0)
                                                               -------      -------       -------           -------
   Net cash provided by financing activities................     143.4        207.5         173.4             318.7
                                                               -------      -------       -------           -------
   Net increase (decrease) in cash and cash equivalents.....      30.1        106.2          84.3             (61.7)
Cash and cash equivalents at beginning of period............     206.6        100.4          16.1              77.8
                                                               -------      -------       -------           -------
Cash and cash equivalents at end of period..................   $ 236.7      $ 206.6       $ 100.4           $  16.1
                                                               =======      =======       =======           =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand. The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

    .  Refinement of policy liability valuation models; and

    .  Other refinement of fair values

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition and has been updated for the finalization of the purchase equation in the second quarter of 2005 (in millions):

                                                   Fair Value  Final Purchase
   As of April 28, 2004                As Reported Adjustments    Equation
   --------------------                ----------- ----------- --------------
   Assets
   Total investments..................  $ 5,572.4    $(20.1)     $ 5,552.3
   Goodwill...........................      410.8        --          410.8
   Value of business acquired.........    1,289.4      86.9        1,376.3
   Intangible assets..................      219.1        --          219.1
   Cash and cash equivalents..........       16.1        --           16.1
   Reinsurance recoverable, net.......      197.5        --          197.5
   Other assets acquired..............      290.6        --          290.6
   Separate account assets............    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total assets acquired..............  $14,834.7    $ 66.8      $14,901.5
                                        =========    ======      =========
   Liabilities:
   Policy liabilities.................  $ 5,335.3    $   --      $ 5,335.3
   Deferred tax liability - Restated..      303.2        --          303.2
   Other liabilities - Restated.......      377.5      27.1          404.6
   Separate accounts..................    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total liabilities assumed -
     Restated.........................  $12,854.8    $ 27.1      $12,881.9
                                        =========    ======      =========
   Net assets acquired - Restated.....  $ 1,979.9    $ 39.7      $ 2,019.6
                                        =========    ======      =========

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Summary of Significant Accounting Policies

Business

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006 and 2005 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2005 and for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004. There were three items requiring restatement as described below.

The Company has certain investments in its overall investment portfolio which at the time of the merger were determined to have characteristics which were not optimal for business segments in the asset/liability matching models and were more appropriately held in the surplus segment. The Company moved the investments from the business segments into the surplus segment replacing them with investments with characteristics more suited to the business requirements. During the realignment process, these assets were transferred in error from the Company to its parent company, John Hancock. The financial statements have been restated to reflect the after-tax increase in net investment income of $13.5 million and $5.5 million for the year ended December 31, 2005 and the period from April 29, 2004 through December 31, 2004, respectively.

In 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In 2006, the accounting treatment of this agreement was reviewed. The Company had been applying deposit method accounting to the agreement incorrectly. The financial statements have been restated to remove the deposit liability previously recorded for this reinsurance agreement. This adjustment decreased net income by $1.2 million, $1.8 million and $1.7 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Total shareholder's equity was increased by $73.6 million as of January 1, 2004.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following is a summary of the line items impacted by the Restatement for the 2005 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholders' Equity for the year ended December 31, 2005, the period from April 29 through December 31, 2004 and the period from January 1 through
April 28, 2004:

                                               Prior to
                                             Restatement* Adjustments Restated
                                             ------------ ----------- ---------
                                                      ($ in millions)
December 31, 2005
Accrued investment income...................  $    39.1     $ 31.8    $    70.9
Total assets................................   16,819.0       31.8     16,850.8
Deferred income tax liability...............      392.8       21.8        414.6
Other liabilities...........................      414.2      (77.9)       336.3
Total liabilities...........................   14,823.3      (56.1)    14,767.2
Additional paid in capital..................    1,945.2       71.9      2,017.1
Retained earnings...........................       60.8       16.0         76.8
Total shareholder's equity..................    1,995.7       87.9      2,083.6
Total liabilities and shareholder's equity..   16,819.0       31.8     16,850.8
                                              ---------     ------    ---------
December 31, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Retained earnings...........................       93.3        3.7         97.0
Total shareholder's equity..................    2,034.7       75.6      2,110.3
                                              ---------     ------    ---------
April 29, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Total shareholder's equity..................    1,908.0       71.9      1,979.9
                                              ---------     ------    ---------
April 28, 2004
Retained earnings...........................      642.0       71.9        713.9
Total shareholder's equity..................    1,305.7       71.9      1,377.6
                                              ---------     ------    ---------
January 1, 2004
Retained earnings...........................      600.3       73.6        673.9
Total shareholder's equity..................    1,252.8       73.6      1,326.4
                                              ---------     ------    ---------
For the year ended December 31, 2005
Net investment income.......................      320.8       22.5        343.3
Total revenue...............................      808.4       22.5        830.9
Benefits to policyholders...................      415.6        4.1        419.7
Other operating costs and expenses..........      120.8       (2.2)       118.6
Total benefits and expenses.................      599.9        1.9        601.8
Income before income taxes..................      208.5       20.6        229.1
Income taxes................................       66.0        8.3         74.3
Net income..................................      142.5       12.3        154.8
                                              ---------     ------    ---------
For the period from April 29, 2004 through
  December 31, 2004
Net investment income.......................      194.6        9.3        203.9
Total revenue...............................      466.6        9.3        475.9
Benefits to policyholders...................      220.1        5.5        225.6
Other operating costs and expenses..........       79.7       (2.7)        77.0
Total benefits and expenses.................      325.5        2.8        328.3
Income before income taxes..................      141.1        6.5        147.6
Income taxes................................       47.8        2.8         50.6
Net income..................................       93.3        3.7         97.0
                                              ---------     ------    ---------
For the period from January 1, 2004 through
  April 28, 2004
Benefits to policyholders...................      126.4        4.6        131.0
Other operating costs and expenses..........       36.1       (2.0)        34.1
Total benefits and expenses.................      199.5        2.6        202.1
Income before income taxes..................       66.4       (2.6)        63.8
Income taxes................................       21.7       (0.9)        20.8
Net income..................................       41.7       (1.7)        40.0
--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restatements - (continued)

In addition, the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004 have been restated to correct errors in the classification of the Company's cash flows for universal life and investment-type contract deposits and maturities and withdrawals. The cash flows were also restated for net transfers to separate accounts from policyholders. Previously, these cash flows were reflected in operating cash flows instead of the financing activities in the Consolidated Statements of Cash Flows. Universal life and investment-type contract deposits were increased by $827.0 million, $943.4 million and $457.9 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Universal life and investment-type contract maturities and withdrawals were increased by $715.0 million, $549.9 million and $241.2 million for the year ended
December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Net transfers to separate accounts from policyholders were $270.5 million, ($140.1) million and $22.0 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. The restatements do not have an impact on the Company's Consolidated Statements of Income, Consolidated Statements of Shareholder's Equity and Comprehensive Income, or total change in cash and cash equivalents on the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. In addition, they did not have an impact on the Consolidated Balance Sheets of December 31, 2005 and 2004.

Investments

The Company classifies its debt and equity investment securities into one category available-for-sale, and records these investments at fair value. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2006, the Company's DAC was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $36.9 million and $(9.1) million for the years ended December 31, 2006 and 2005 and was $3.6 million and $30.5 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 7 - Reinsurance below for additional disclosures regarding reinsurance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Goodwill and Other Intangible Assets.

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 - Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 - Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 2.0% to 6.4% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 8.5% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% and 2.5% of the Company's life insurance in-force at December 31, 2006 and 2005, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 - Income Taxes for additional disclosures on this topic

Cumulative Effect of Accounting Change

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. The standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is currently evaluating the impact SFAS 157 will have on its consolidated financial position or results of operations.

   United States Securities and Exchange Commission Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108")

The SEC staff published SAB 108 on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, SEC registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, an SEC registrant's prior year financial statements must be restated. SAB 108 offers special transition provisions only for circumstances where its application would have altered previous materiality conclusions and those previous materiality conclusions were arrived at in accordance with prior materiality guidance. When applying the special transition provisions, instead of restating prior period financial statements, an SEC registrant must recorded the effect as a cumulative effect adjustment to beginning-of-year retained earnings.

SAB 108 was effective for the Company's financial statements as of December 31, 2006. Adoption of this guidance had no impact on the Company's consolidated financial statements.

   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2")

The FASB staff released FSP 13-2 in September 2006. FSP 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP 13-2 will be effective for the Company's financial statements beginning January 1, 2007 and will not be retrospectively applied. Adoption of FSP 13-2 will result in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes a recognition and measurement model for the impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as a beginning of year adoption.

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS 155 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement
No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No. 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferabiltiy.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operation. The restatement of the accompanying financial statements and footnote disclosures for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004 were prepared in accordance with SFAS No. 154.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Position 03-1- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders. Refer to Note 13- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

Note 3 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's consolidated balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's consolidated statements of income. John Hancock charged the Company service fees of $149.0 million and $181.2 million for the years ended December 31, 2006 and 2005. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. As of December 31, 2006 and 2005, respectively, the Company owed John Hancock $145.4 million and $65.0 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $8.7 million and $7.7 million for the years ended December 31, 2006 and 2005. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. This agreement increased the Company's income before income taxes by $9.2 million and $4.2 million for the years ended December 31, 2006 and 2005. This agreement increased the Company's income before income taxes by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the income before income taxes by $1.2 million in the period from January 1, 2004 through April 28, 2004.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company's income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company's 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company's income before income taxes by $2.0 million (restated) for the year ended December 31, 2005. This agreement decreased the Company's income before income taxes by $2.8 million (restated) for the period from April 29, 2004 through December 31, 2004 and by $2.6 million (restated) for the period from January 1, 2004 through April 28, 2004.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point ($205 million for year 2006) for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. This agreement decreased the Company's income before income taxes by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. The Company and John Hancock have mutually agreed to terminate this reinsurance agreement effective January 1, 2007.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2006 and 2005, the Company had a $250.0 million line of credit with JHFS. At December 31, 2006 and 2005, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as "MVAs."

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company's obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife's guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS' quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $6.8 million,$17.3 million and $11.4 million in 2006, 2005 and 2004, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.2 million and $9.2 million for the years ended December 31, 2006 and 2005, respectively. The reinsurance recoverable was $37.7 million and $35.3 million at December 31, 2006 and 2005, respectively. The reinsurance premiums and reinsurance recoverables are included in the Company's consolidated balance sheets and consolidated statements of income.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The Company had $252.7 million and $150.8 million invested in this pool at December 31, 2006 and 2005, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

The Company made dividend payments in the amount of $95.0 million and $175.0 million to John Hancock in 2006 and 2005, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                                  Period from  Period from
                                                                                    April 29    January 1
                                                         Year ended   Year ended    through      through
                                                        December 31, December 31, December 31,  April 28,
                                                            2006         2005         2004        2004
                                                        ------------ ------------ ------------ -----------
                                                                          (in millions)
Net Investment Income
   Fixed maturities - Restated.........................    $265.3       $248.0       $147.4      $ 85.0
   Equity securities...................................       4.6          1.5          0.5         0.3
   Mortgage loans on real estate.......................      60.1         54.9         34.7        19.8
   Real estate.........................................      10.5          4.5          2.7         0.3
   Policy loans........................................      20.0         21.3         13.5         6.0
   Short-term investments..............................       8.5          4.4          0.8         0.2
   Other...............................................       4.5         17.6          9.9         3.2
                                                           ------       ------       ------      ------
   Gross investment income - Restated..................     373.5        352.2        209.5       114.8
       Less investment expenses........................      15.3          8.9          5.6         1.9
                                                           ------       ------       ------      ------
Net investment income - Restated.......................    $358.2       $343.3       $203.9      $112.9
                                                           ======       ======       ======      ======
Net realized investment and other gains (losses)
   Fixed maturities....................................    $  1.3       $ (1.5)      $  2.0      $  4.5
   Equity securities...................................       0.8          1.9          1.6         0.8
   Mortgage loans on real estate and real estate to be
     disposed of.......................................       4.0          0.8         (3.3)       (0.7)
   Derivatives and other invested assets...............     (12.3)         9.8        (24.6)       (8.0)
                                                           ------       ------       ------      ------
Net realized investment and other gains (losses).......    $ (6.2)      $ 11.0       $(24.3)     $ (3.4)
                                                           ======       ======       ======      ======

Gross gains were realized on the sale of available-for-sale securities of $20.4 million and $16.3 million for the years ended December 31, 2006 and 2005, $9.4 million from April 29, 2004 through December 31, 2004, and $10.1 million from January 1, 2004 through April 28, 2004. Gross losses were realized on the sale of available-for-sale securities of $14.7 million and $9.2 million for the years ended December 31, 2006 and 2005, $2.0 million from April 29, 2004 through December 31, 2004, and $0.3 million from January 1, 2004 through
April 28, 2004. In addition, other-than-temporary impairments on available for sale securities of $9.1 million and $6.0 million for the years ended
December 31, 2006 and 2005, $4.9 million from April 29. 2004 through
December 31, 2004 and $2.5 million from January 1, 2004 through April 28, 2004 were recognized in the consolidated statements of income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                      December 31, 2006
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities..................................    $3,735.6      $20.3      $(46.6)   $3,709.3
Asset-backed and mortgage-backed securities...........       866.5        4.7       (11.5)      859.7
Obligations of states and political subdivisions......         2.3         --          --         2.3
U.S. Treasury securities and obligations of U.S.
  government orporations and agencies ................        37.2        0.1          --        37.3
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,641.6       25.1       (58.1)    4,608.6
   Equity securities..................................       145.2       13.2        (0.3)      158.1
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,786.8      $38.3      $(58.4)   $4,766.7
                                                          ========      =====      ======    ========

                                                                      December 31, 2005
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities - Restated.......................    $3,315.5      $27.3      $(43.0)   $3,299.8
Asset-backed and mortgage-backed securities -
  Restated............................................       903.5        5.0       (16.0)      892.5
Obligations of states and political subdivisions......         9.5         --        (0.3)        9.2
Debt securities issued by foreign governments.........         0.2         --          --         0.2
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies .                      30.0        0.2        (0.4)       29.8
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,258.7       32.5       (59.7)    4,231.5
   Equity securities..................................        36.1        0.5        (0.4)       36.2
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,294.8      $33.0      $(60.1)   $4,267.7
                                                          ========      =====      ======    ========

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
-------------------                                   -------------- ----------
Due in one year or less..............................    $  156.4     $  156.1
Due after one year through five years................     1,490.5      1,482.5
Due after five years through ten years...............     1,170.9      1,158.2
Due after ten years..................................       957.3        952.1
                                                         --------     --------
                                                          3,775.1      3,748.9
Mortgage-backed securities...........................       866.5        859.7
                                                         --------     --------
Total................................................    $4,641.6     $4,608.6
                                                         ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

On December 31, 2005 the Company had $116.3 million of securities at fair value on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. At December 31, 2006, the Company no longer participates in a security lending program for the purpose of enhancing income on securities held.

Depreciation expense on investment real estate was $3.3 million, $0.7 million, and $1.0 million, in 2006, 2005, and 2004, respectively. Accumulated depreciation was $5.9 million and $2.6 million at December 31, 2006 and 2005, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           Unrealized Losses on Fixed Maturity and Equity Securities

                                                                      As of December 31, 2006
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..     $ 11.3        $   --    $    3.0     $   --       $   14.3       $   --
Federal agency mortgage backed securities.       99.3          (0.9)      467.9      (10.6)         567.2        (11.5)
Corporate bonds...........................      760.7         (11.3)    1,563.9      (35.3)       2,324.6        (46.6)
                                               ------        ------    --------     ------       --------       ------
   Total, debt securities.................      871.3         (12.2)    2,034.8      (45.9)       2,906.1        (58.1)
Common stocks.............................        3.6            --         1.3       (0.3)           4.9         (0.3)
                                               ------        ------    --------     ------       --------       ------
   Total..................................     $874.9        $(12.2)   $2,036.1     $(46.2)      $2,911.0       $(58.4)
                                               ======        ======    ========     ======       ========       ======


                                                                      As of December 31, 2005
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..    $   18.4       $ (0.5)    $ 13.7      $ (0.2)      $   32.1       $ (0.7)
Federal agency mortgage backed securities.       524.8        (10.9)     122.0        (4.2)         646.8        (15.1)
Corporate bonds...........................     1,858.9        (37.2)     349.8        (6.7)       2,208.7        (43.9)
                                              --------       ------     ------      ------       --------       ------
   Total, debt securities.................     2,402.1        (48.6)     485.5       (11.1)       2,887.6        (59.7)
Common stocks.............................         1.4         (0.4)        --          --            1.4         (0.4)
                                              --------       ------     ------      ------       --------       ------
Total.....................................    $2,403.5       $(49.0)    $485.5      $(11.1)      $2,889.0       $(60.1)
                                              ========       ======     ======      ======       ========       ======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2006 the fixed maturity securities had a total gross unrealized loss of $62.5 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the Allowance for Probable Losses on Mortgage Loans on Real Estate are summarized below:

                                     Balance at                      Balance at
                                     Beginning                         End of
                                     of Period  Additions Deductions   Period
                                     ---------- --------- ---------- ----------
                                                   (in millions)
Year ended December 31, 2006
   Mortgage loans on real estate....    $4.0      $1.4       $2.6       $2.8
                                        ----      ----       ----       ----
Total                                   $4.0      $1.4       $2.6       $2.8
                                        ====      ====       ====       ====
Year ended December 31, 2005
   Mortgage loans on real estate....    $3.3      $2.8       $2.1       $4.0
                                        ----      ----       ----       ----
Total                                   $3.3      $2.8       $2.1       $4.0
                                        ====      ====       ====       ====
April 29 through December 31, 2004
   Mortgage loans on real estate....    $2.3      $3.3       $2.3       $3.3
                                        ----      ----       ----       ----
Total                                   $2.3      $3.3       $2.3       $3.3
                                        ====      ====       ====       ====
January 1 through April 28, 2004
   Mortgage loans on real estate....    $2.5        --       $0.2       $2.3
                                        ----      ----       ----       ----
Total                                   $2.5      $ --       $0.2       $2.3
                                        ====      ====       ====       ====

At December 31, 2006 and 2005, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  December 31,
                                                                  ------------
                                                                   2006   2005
                                                                  -----  -----
                                                                  (in millions)
Impaired mortgage loans on real estate with provision for losses. $ 7.4  $13.4
Provision for losses.............................................  (2.8)  (4.0)
                                                                  -----  -----
Net impaired mortgage loans on real estate....................... $ 4.6  $ 9.4
                                                                  =====  =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005     2004
                                                       -------- -------- ------
                                                        (in millions)
Average recorded investment in impaired loans......... $10.4    $12.5    $6.2
Interest income recognized on impaired loans.......... $  --    $ 0.4    $ --

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $1.1 million and $5.0 million as of December 31, 2006 and 2005, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005    2004
                                                       -------- ------- -------
                                                       (in millions)
Expected.............................................. $0.1     $0.4    $1.1
Actual................................................  0.1      0.2     0.7

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                  Carrying    Geographic                  Carrying
Property Type                Amount     Concentration                Amount
-------------------------------------------------------------------------------
                          (in millions)                           (in millions)
Apartments...............   $  168.2    East North Central.......   $  101.2
Hotels...................        7.0    East South Central.......       37.2
Industrial...............      128.2    Middle Atlantic..........      105.0
Office buildings.........      130.5    Mountain.................       65.4
Retail...................      316.3    New England..............       87.0
Mixed use................       58.4    Pacific..................      271.6
Agricultural.............      202.3    South Atlantic...........      239.2
Other....................       48.1    West North Central.......       32.8
                                        West South Central.......      118.6
                                        Canada/Other.............        1.0
Allowance for losses.....       (2.8)   Allowance for losses.....       (2.8)
                            --------                                --------
Total....................   $1,056.2    Total....................   $1,056.2
                            ========                                ========

Mortgage loans with outstanding principal balances of $7.9 million, and bonds with amortized cost of $3.2 million were non-income producing at December 31, 2006. There was no non-income producing real estate at December 31, 2006.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2006 and 2005 was $0.0 million and $13.0 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2006 and 2005 was $16.0 million and $48.9 million and appears on the consolidated balance sheets in other liabilities. The fair value of derivative instruments identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36 are classified as liabilities and appear on the Company's consolidated balance sheets in other liabilities at December 31, 2006 and 2005 and were $17.8 million and $0.5 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized net gains of $1.9 million and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2006 and 2005, respectively. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. In 2006 and 2005, the Company had no hedges of firm commitments.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2006, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

              JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY NOTES

For the period ended December 31, 2006, $0.0 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2006, gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006. For the year ended December 31, 2005 losses of $0.7 million (net of tax of $0.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.7) million (net of tax of $0.4 million) at December 31, 2005.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 6--Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if John Hancock Variable Life Insurance Company filed a separate federal income tax return. The tax charge will not be more than that which the Company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                     Year ended   Year ended  April 29 through     January 1
                                    December 31, December 31,   December 31,   through April 28,
                                        2006         2005           2004             2004
                                    ------------ ------------ ---------------- -----------------
                                                           (in millions)
Current taxes:
   Federal.........................    $23.0        $(11.0)        $29.9             $21.8
   Foreign.........................       --           0.5           0.3               0.1
                                       -----        ------         -----             -----
Deferred taxes:                         23.0         (10.5)         30.2              21.9
   Federal - Restated..............     44.9          84.8          20.4              (1.1)
                                       -----        ------         -----             -----
Total income taxes - Restated......    $67.9        $ 74.3         $50.6             $20.8
                                       =====        ======         =====             =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and cumulative effect of accounting change to consolidated income tax expense charged to operations follows:

                                           Year ended   Year ended  April 29 through     January 1
                                          December 31, December 31,   December 31,   through April 28,
                                              2006         2005           2004             2004
                                          ------------ ------------ ---------------- -----------------
                                                                 (in millions)
Tax at 35% - Restated....................    $71.8        $80.2          $51.7             $22.3
Add (deduct):

   Prior year taxes......................      2.0         (1.2)           1.2               0.5

   Tax credits...........................     (3.1)        (3.1)          (1.4)             (0.6)

   Foreign taxes.........................       --          0.4            0.4                --

   Other - Restated......................     (2.8)        (2.0)          (1.3)             (1.4)
                                             -----        -----          -----             -----
       Total income taxes - Restated.....    $67.9        $74.3          $50.6             $20.8
                                             =====        =====          =====             =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                 December 31,
                                                                 2006    2005
                                                                ------ --------
                                                                       Restated
                                                                 (in millions)
Deferred tax assets:
   Policy reserve adjustments.................................. $261.8  $299.0
   Other employee benefits.....................................    5.7    32.1
   Unrealized losses...........................................    6.6     6.3
   Deferred acquisition costs..................................   31.1    10.5
   Other.......................................................    3.9      --
                                                                ------  ------
       Total deferred tax assets............................... $309.1  $347.9
                                                                ======  ======
Deferred tax liabilities:
   Lease income................................................   52.6    56.9
   Securities and other investments............................   98.1   122.3
   Value of business acquired..................................  535.6   536.3
   Other.......................................................   86.2    47.0
                                                                ------  ------
       Total deferred tax liabilities.......................... $772.5  $762.5
                                                                ------  ------
       Net deferred tax liabilities............................ $463.4  $414.6
                                                                ======  ======

At December 31, 2006 and 2005, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company received an income tax refund of $21.0 million in 2006 and made income tax payments of $38.1 million, and $34.6 million in 2005 and 2004, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                                               April 29 through  January 1 through
                                                               December 31, 2004 April 28, 2004
                                2006 Premiums   2005 Premiums     Premiums          Premiums
                               --------------  --------------  ----------------  ----------------
                               Written Earned  Written Earned  Written  Earned   Written  Earned
                               ------- ------  ------- ------  -------  ------   -------  ------
                                                        (in millions)
Direct........................ $162.9  $163.0  $174.9  $176.3  $111.5   $112.1   $ 58.2   $ 57.5
Assumed.......................    0.7     0.7     0.2     0.2      --       --       --       --
Ceded.........................  (79.7)  (79.7)  (95.7)  (95.7)  (64.4)   (64.4)   (33.5)   (33.5)
                               ------  ------  ------  ------  ------   ------   ------   ------
Net life premiums............. $ 83.9  $ 84.0  $ 79.4  $ 80.8  $ 47.1   $ 47.7   $ 24.7   $ 24.0
                               ======  ======  ======  ======  ======   ======   ======   ======

For the year ended December 31, 2006 and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $33.5 million and $64.5 million. For the period April 29, 2004 through December 31, 2004, these ceded benefits were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8 - Commitments and Contingencies

Commitments. At December 31, 2006, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $22.8 million and $23.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $46.3 million at December 31, 2006. The majority of these commitments expire in 2007.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 - Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2006 and 2005.

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                      Net
                                                                  Accumulated  Accumulated
                                                        Net       Gain (Loss)     Other
                                                     Unrealized     on Cash   Comprehensive
                                                   Gains (Losses) Flow Hedges Income (Loss)
                                                   -------------- ----------- -------------
Predecessor Company
Balance at January 1, 2004                             $ 77.6           --       $ 77.6
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $ 7.9 million)............      (14.5)                    (14.5)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $3.4
  million)........................................       (6.4)                     (6.4)
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $17.3 million)............       32.1                      32.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................       11.2                      11.2
                                                       ------        -----       ------
Balance at April 28, 2004.........................     $ 88.8           --       $ 88.8
                                                       ======        =====       ======
Acquisition by Manulife Financial Corporation:
  Sale of shareholders' equity....................     $(88.8)                   $(88.8)
                                                       ------        -----       ------
Company
Balance at April 29, 2004.........................         --           --           --
                                                       ======        =====       ======
Gross unrealized gains (losses) (net of deferred
  income tax expense of $23.7 million.............     $ 43.9        $  --       $ 43.9
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax benefit of $5.7 million).............      (10.5)          --        (10.5)
                                                       ------        -----       ------
Net unrealized gains (losses).....................       33.4           --         33.4
                                                       ------        -----       ------
Balance at December 31, 2004......................     $ 33.4           --       $ 33.4
                                                       ======        =====       ======
Gross unrealized gains (losses), (net of deferred
  income tax benefit of $30.7 million)............      (57.0)          --        (57.0)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $2.5
  million)........................................       (4.6)                     (4.6)
Adjustment to deferred policy acquisition costs
  (net of deferred income tax expense of $8.7
  million)........................................       16.1           --         16.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................      (45.5)          --        (45.5)
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax benefit of
  $0.4 million)...................................         --         (0.7)        (0.7)
                                                       ------        -----       ------
Balance at December 31, 2005......................     $(12.1)       $(0.7)      $(12.8)
                                                       ======        =====       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                           Net
                                                                       Accumulated  Accumulated
                                                             Net       Gain (Loss)     Other
                                                          Unrealized     on Cash   Comprehensive
                                                        Gains (Losses) Flow Hedges Income (Loss)
                                                        -------------- ----------- -------------
Balance at January 1, 2006.............................     $(12.1)       $(0.7)      $(12.8)
Gross unrealized gains (losses), (net of deferred
  income tax expense of $4.4 million)..................        8.2                       8.2
Reclassification adjustment for gains realized in net
  income (net of income tax expense of $2.0 million)...       (3.7)                     (3.7)
Adjustment to deferred policy acquisition costs (net
  of deferred income tax expense of $1.5 million)......        2.7                       2.7
                                                            ------        -----       ------
Net unrealized gains (losses)..........................        7.2                       7.2
                                                            ------        -----       ------
Net accumulated gains (losses) on cash flow hedges
  (net of deferred income tax expense of $0.2 million).         --          0.5          0.5
                                                            ------        -----       ------
Balance at December 31, 2006...........................     $ (4.9)       $(0.2)      $ (5.1)
                                                            ======        =====       ======

Net unrealized investment (losses) gains, included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                         2006    2005    2004
                                                        ------  ------  ------
                                                             (in millions)
Balance, end of year comprises:
   Unrealized investment (losses) gains on:............
       Fixed maturities................................ $(33.0) $(27.2) $ 67.3
       Equity investments..............................   12.9     0.1     0.3
       Other...........................................   (0.2)   (0.1)     --
                                                        ------  ------  ------
Total..................................................  (20.3)  (27.2)   67.6

Amounts of unrealized investment losses (gains)
  attributable to:
       Deferred policy acquisition cost and value
         of business acquired..........................   12.8     8.6   (16.2)
       Deferred federal income taxes...................    2.6     6.5   (18.0)
                                                        ------  ------  ------
Total..................................................   15.4    15.1   (34.2)
                                                        ------  ------  ------
Net unrealized investment (losses) gains............... $ (4.9) $(12.1) $ 33.4
                                                        ======  ======  ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(c) Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2006, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                            2006   2005   2004
                                                           ------ ------ ------
                                                              (in millions)
Statutory net income...................................... $117.5 $165.8 $162.2
Statutory surplus.........................................  676.5  752.7  810.8

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 - Segment Information

As a result of the merger with Manulife (see Note 1 - Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company has two reportable segments that are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated:

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2006
Revenues:
   Revenue from external customers..................... $   499.1   $   21.9   $    --   $   521.0
   Net investment income...............................     348.0       10.1       0.1       358.2
   Net realized investment and other gains (losses)....      (6.1)      (0.1)       --        (6.2)
                                                        ---------   --------   -------   ---------
   Revenues............................................ $   841.0   $   31.9   $   0.1   $   873.0
                                                        =========   ========   =======   =========
Net Income:
   Net income.......................................... $   138.4   $    0.2   $  (1.2)  $   137.4
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    12.7   $     --   $    --   $    12.7
   Carrying value of investments accounted for by the
     equity method.....................................     138.8        7.5        --       146.3
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      52.8        9.4        --        62.2
   Income tax expense..................................      68.6       (0.2)     (0.5)       67.9
   Segment assets...................................... $16,723.6   $1,039.3   $ (37.3)  $17,725.6

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2005
Revenues:
   Revenue from external customers - Restated.......... $   447.8   $   28.8   $    --   $   476.6
   Net investment income - Restated....................     330.8       13.5      (1.0)      343.3
   Net realized investment and other gains (losses)....       9.9        1.3      (0.2)       11.0
                                                        ---------   --------   -------   ---------
   Revenues - Restated................................. $   788.5   $   43.6      (1.2)  $   830.9
                                                        =========   ========   =======   =========
Net Income:
   Net income - Restated............................... $   148.1   $    9.0   $  (2.3)  $   154.8
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    27.8   $    0.6        --   $    28.4
   Carrying value of investments accounted for by the
     equity method.....................................     243.5       12.7        --       256.2
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      34.7        9.1        --        43.8
   Income tax expense - Restated.......................      73.7        1.8      (1.2)       74.3
   Segment assets - Restated........................... $15,691.6   $1,346.5   $(187.3)  $16,850.8

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Company
Period from April 29 through December 31, 2004
Revenues:
   Revenues from external customers............... $   280.5   $   15.8   $   296.3
   Net investment income - Restated...............     193.7       10.2       203.9
   Net realized investment and other losses.......     (23.4)      (0.9)      (24.3)
                                                   ---------   --------   ---------
   Revenues - Restated............................ $   450.8   $   25.1   $   475.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    93.4   $    3.6   $    97.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $    14.2   $    0.3   $    14.5
   Carrying value of investments accounted for by
     the equity method............................     291.2       13.5       304.7
   Amortization of deferred policy acquisition
     costs and value of business acquired.........       6.3        6.6        12.9
   Income tax expense - Restated..................      50.8       (0.2)       50.6
   Segment assets - Restated...................... $14,454.5   $1,484.1   $15,938.6

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
Predecessor Company                                          (in millions)
Period from January 1 through April 28, 2004
Revenues:
   Revenues from external customers............... $   148.1   $    8.3   $   156.4
   Net investment income..........................     106.8        6.1       112.9
   Net realized investment and other losses.......      (1.0)      (2.4)       (3.4)
                                                   ---------   --------   ---------
   Revenues....................................... $   253.9   $   12.0   $   265.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    47.3   $   (7.3)  $    40.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $     2.0   $    0.1   $     2.1
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      22.9        7.9        30.8
   Income tax expense - Restated..................      23.0       (2.2)       20.8

The Company operates primarily in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                                      2006              2005
                                                ----------------- -----------------
                                                Carrying  Fair    Carrying  Fair
                                                 Value    Value    Value    Value
                                                -------- -------- -------- --------
                                                           (in millions)
Assets:
   Fixed maturities:
       Available-for-sale...................... $4,608.6 $4,608.6 $4,231.5 $4,231.5
   Equity securities:
       Available-for-sale......................    158.1    158.1     36.2     36.2
   Mortgage loans on real estate...............  1,056.2  1,042.8  1,137.5  1,135.3
   Policy loans................................    441.6    441.6    415.9    415.9
   Cash and cash equivalents...................    236.7    236.7    206.6    206.6
Derivatives:
   Interest rate swap agreements...............     12.3     12.3      4.4      4.4
   Interest rate floor agreements..............       --       --     10.0     10.0
   Credit default swaps........................       --       --      0.2      0.2
Liabilities:
   Fixed rate deferred and immediate annuities. $  245.1 $  245.1 $  280.1 $  280.1
Derivatives:
   Interest rate swap agreements...............     27.9     27.9     50.4     50.4
   Interest rate cap agreements................      0.1      0.1       --       --
   Foreign exchange forward agreements.........      0.1      0.1       --       --
   Credit default swaps........................      0.1      0.1      0.1      0.1
   Embedded derivatives........................      0.1      0.1       --       --
Commitments....................................       --     46.3       --     67.5

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 - Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                      Accumulated
                                     Gross Carrying Amortization and Net Carrying
                                         Amount      Other Changes      Amount
                                     -------------- ---------------- ------------
                                                     (in millions)
December 31, 2006
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (5.3)          129.1
       VOBA.........................     1,376.3          (77.3)        1,299.0

December 31, 2005
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (2.6)          131.8
       VOBA.........................     1,376.3          (53.1)        1,323.2

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                                                                              Period from
                                                                                April 29    Period from
                                                                                through      January 1
                                                                              December 31, through April
                                                                  2006  2005      2004       28, 2004
                                                                  ----- ----- ------------ -------------
                                                                              (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $0.9 million, $0.7 million,
  $0.2 million and $ - million, respectively..................... $ 1.8 $ 1.4     $0.3         $ --
VOBA, net of tax of $8.9 million, $18.5 million, $3.3 million
  and $0.1 million, respectively.................................  16.4  34.4      6.0          0.2
                                                                  ----- -----     ----         ----
Aggregate amortization expense, net of tax of $9.8 million,
  $19.2 million, $3.5 million and $0.1 million, respectively..... $18.2 $35.8     $6.3         $0.2
                                                                  ===== =====     ====         ====

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2007............................................................ $17.2   $31.9
2008............................................................  21.2    39.4
2009............................................................  21.0    39.0
2010............................................................  20.7    38.4
2011............................................................  21.3    39.5

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2006..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2006............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2005..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2005............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2006...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2006.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2005...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2005.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======
Amortizable intangible assets:

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2006...............   $129.3       $2.5         $131.8
Amortization.............................     (2.7)        --           (2.7)
                                            ------       ----         ------
Balance at December 31, 2006.............   $126.6       $2.5         $129.1
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2005...............   $131.4       $2.5         $133.9
Amortization.............................     (2.1)        --           (2.1)
                                            ------       ----         ------
Balance at December 31, 2005.............   $129.3       $2.5         $131.8
                                            ======       ====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:.............................................            (in millions)
Balance at January 1, 2006........................  $1,266.7  $        56.5    $1,323.2
Amortization......................................     (16.1)          (9.2)      (25.3)
Adjustment to unrealized gains on securities
  available for sale..............................       0.8            0.3         1.1
                                                    --------  -------------    --------
Balance at December 31, 2006......................  $1,251.4  $        47.6    $1,299.0
                                                    ========  =============    ========

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:                                                         (in millions)
Balance at January 1, 2005........................  $1,199.4  $        63.4    $1,262.8
Amortization......................................     (43.9)          (9.0)      (52.9)
Adjustment to unrealized gains on securities
  available for sale..............................      24.3            2.1        26.4
Other Adjustments (1).............................      86.9             --        86.9
                                                    --------  -------------    --------
Balance at December 31, 2005......................  $1,266.7  $        56.5    $1,323.2
                                                    ========  =============    ========

--------
(1)The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $86.9 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 13- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2006 and December 31, 2005, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                   December 31,   December 31,
                                                       2006           2005
                                                   ------------   ------------
                                                   (in millions, except for age)
Life contracts with guaranteed benefits
In the event of death
   Account value..................................   $6,231.6       $5,994.5
   Net amount at risk related to deposits.........       81.0          127.5
   Average attained age of contractholders........         46             45

The variable annuity contracts are issued through separate accounts and the company contractually guarantees to the contract holder either (a) return of at least no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2006 and December 31, 2005, the Company had the following variable annuity contracts with guarantees. (Note that the company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                      December 31, December 31,
                                                          2005         2006
                                                      ------------ ------------
                                                      (in millions, except for
                                                          age and percent)
Return of net deposits
In the event of death:
   Account value.....................................    $257.4       $271.4
   Net amount at risk................................      13.1         20.8
   Average attained age of contractholders...........        65           64
Return of net deposits plus a minimum return
In the event of death:
   Account value.....................................    $130.5       $134.5
   Net amount at risk................................      47.1         55.3
   Average attained age of contractholders...........        67           65
   Guaranteed minimum return rate....................         5%           5%
At annuitization:
   Account value.....................................    $ 50.4       $ 50.6
   Net amount at risk................................       8.7          9.9
   Average attained age of contractholders...........        63           61
   Range of guaranteed minimum return rates..........       4-5%         4-5%
Highest specified anniversary account value minus
  withdrawals post anniversary.......................
In the event of death:...............................
   Account value.....................................    $506.2       $595.6
   Net amount at risk................................      38.8         71.3
   Average attained age of contractholders...........        64           63

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds which included foreign and domestic equity and bond funds as shown below:

                                                   December 31, December 31,
                                                       2006         2005
                                                   ------------ ------------
                  Type of Fund                           (in millions)
Domestic Equity - Growth Funds....................   $  903.7     $1,038.4
Domestic Bond Funds...............................    1,253.3      1,070.3
Domestic Equity - Growth & Income Funds...........    2,672.8      2,818.7
Domestic Equity - Blend Funds.....................    1,500.1      1,081.2
Domestic Equity - Value Funds.....................       70.0        302.9
International Equity Funds........................      823.6        507.4
International Bond Funds..........................       52.3         55.9
Hedge Funds.......................................       58.6         44.8
                                                     --------     --------
Total.............................................   $7,334.4     $6,919.6
                                                     ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2006 and 2005, respectively:

                                             Guaranteed     Guaranteed
                                               Minimum       Minimum
                                            Death Benefit Income Benefit
                                               (GMDB)         (GMIB)     Totals
                                            ------------- -------------- ------
                                                       (in millions)
Balance at January 1, 2006.................     $27.3          $0.7      $28.0
Additions to reserve.......................       6.4           0.2        6.6
Paid guarantee benefits....................      (2.2)           --       (2.2)
                                                -----          ----      -----
Balance at December 31, 2006...............     $31.5          $0.9      $32.4
                                                =====          ====      =====
Balance at January 1, 2005.................     $22.9          $0.5      $23.4
Additions to reserve.......................       7.2           0.2        7.4
Paid guarantee benefits....................      (2.8)           --       (2.8)
                                                -----          ----      -----
Balance at December 31, 2005...............     $27.3          $0.7      $28.0
                                                =====          ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006:

    . Data used included 200 and 1000 (for annuity and life contracts, respectively) stochastically generated investment performance scenarios.

    . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean investment performance assumptions for annuity contracts were 9.0% for 2006 and 8.8% for 2005 (average of fund returns).

    .  Annuity mortality was assumed to be 100 % of the Annuity 2000 Table.

    . Annuity lapse rates vary by contract type and duration and range from 1 percent to 25 percent for 2006 and from 1 percent to 20 percent for 2005.

    .  Annuity discount rate was 6.5%.

GMIB is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts.

JOHN HANCOCK VARIABLE LIFE ACCOUNT S OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

                     John Hancock Variable Life Account S

                         Audited Financial Statements

                         Year ended December 31, 2006

                                   Contents

   Report of Independent Registered Public Accounting Firm...............   3

   Statements of Assets and Contract Owners' Equity......................   5

   Statements of Operations and Changes in Contract Owners' Equity.......   8

   Notes to Financial Statements.........................................  52

      Organization.......................................................  52

      Significant Accounting Policies....................................  53

      Mortality and Expense Risks Charge.................................  53

      Federal Income Taxes...............................................  54

      Contract Charges...................................................  54

      Purchases and Sales of Investments.................................  54

      Transaction with Affiliates........................................  57

      Diversification Requirements.......................................  57

      Financial Highlights...............................................  58

      Details of Dividend Income......................................... 103

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Variable Life Account S (the "Account") comprised of the following sub-accounts;

500 Index Trust B                                  International Equity Index Trust B
Active Bond Trust                                  International Opportunities Trust
All Asset Trust                                    International Small Cap Trust
All Cap Core Trust                                 International Value Trust
All Cap Growth Trust                               Investment Quality Bond Trust
All Cap Value Trust                                Large Cap Growth Trust Series 0
American Blue Chip Income & Growth Trust           Large Cap Trust
American Bond Trust                                Large Cap Value Trust Series 0
American Growth Trust                              Lifestyle Aggressive Trust
American Growth-Income Trust                       Lifestyle Balanced Trust
American International Trust                       Lifestyle Conservative Trust
Blue Chip Growth Trust                             Lifestyle Growth Trust
Bond Index Trust B                                 Lifestyle Moderate Trust
Brandes International Equity Trust                 Managed Trust
Business Opportunity Value Trust                   Mid Cap Core Trust
Capital Appreciation Trust                         Mid Cap Index Trust
Classic Value Trust                                Mid Cap Stock Trust
Core Bond Trust                                    Mid Cap Value Trust
Core Equity Trust                                  Mid Value Trust
CSI Equity Trust                                   Money Market Trust B
Dynamic Growth Trust                               Natural Resources Trust
Emerging Growth Trust                              Overseas Equity Trust
Emerging Small Company Trust                       Pacific Rim Trust
Equity-Income Trust                                Quantitative All Cap Trust
Financial Services Trust                           Quantitative Mid Cap Trust
Frontier Capital Appreciation Trust                Quantitative Value Trust
Fundamental Value Trust Series 0                   Real Estate Securities Trust
Global Allocation Trust                            Real Return Bond Trust
Global Bond Trust Series 0                         Science & Technology Trust
Global Trust                                       Short-Term Bond Trust
Growth & Income Trust                              Small Cap Growth Trust
Health Sciences Trust Series 0                     Small Cap Index Trust
High Yield Trust                                   Small Cap Opportunities Trust
Income & Value Trust                               Small Cap Trust
International Core Trust                           Small Cap Value Trust

            Report of Independent Registered Public Accounting Firm

 Small Company Trust                    Turner Core Growth Trust
 Small Company Value Trust              U.S. Core Trust
 Special Value Trust                    U.S. Global Leaders Growth Trust
 Strategic Bond Trust                   U.S. Government Securities Trust
 Strategic Income Trust                 U.S. High Yield Bond Trust
 Strategic Opportunities Trust          U.S. Large Cap Trust
 Strategic Value Trust                  Utilities Trust
 Total Return Trust                     Value Trust
 Total Stock Market Index Trust

as of December 31, 2006, the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account S at December 31, 2006, the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          Ernst & Young LLP

Toronto, Canada
April 5, 2007

                     John Hancock Variable Life Account S

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       500 Index Trust B - 27,921,503 shares (cost $403,444,915)                     $506,216,847
       Active Bond Trust - 5,494,119 shares (cost $53,142,002)                         54,336,837
       All Cap Core Trust - 3,391 shares (cost $62,494)                                    66,532
       All Cap Growth Trust - 22,959 shares (cost $394,825)                               410,049
       All Cap Value Trust - 315,054 shares (cost $4,220,070)                           4,092,550
       American Blue Chip Income & Growth Trust - 83,074 shares (cost
         $1,448,622)                                                                    1,519,416
       American Bond Trust - 20,536 shares (cost $264,395)                                273,544
       American Growth Trust - 1,134,339 shares (cost $23,158,676)                     24,649,186
       American Growth-Income Trust - 137,662 shares (cost $2,477,563)                  2,779,399
       American International Trust - 489,107 shares (cost $11,065,826)                12,188,546
       Blue Chip Growth Trust - 5,415,062 shares (cost $86,651,912)                   104,835,605
       Bond Index Trust B - 4,154,564 shares (cost $41,957,121)                        42,251,915
       Capital Appreciation Trust - 4,157,574 shares (cost $36,891,137)                37,750,772
       Classic Value Trust - 289,480 shares (cost $4,518,816)                           4,695,374
       Core Bond Trust - 94,528 shares (cost $1,168,003)                                1,196,725
       Core Equity Trust - 205,355 shares (cost $2,905,041)                             3,113,188
       Dynamic Growth Trust - 75,099 shares (cost $422,179)                               453,596
       Emerging Growth Trust - 188,302 shares (cost $2,523,330)                         2,393,322
       Emerging Small Company Trust - 8,234 shares (cost $247,210)                        242,561
       Equity-Income Trust - 10,801,824 shares (cost $174,753,378)                    199,725,733
       Financial Services Trust - 99,977 shares (cost $1,536,568)                       1,876,578
       Fundamental Value Trust Series 0 - 423,950 shares (cost $6,417,705)              7,113,882
       Global Allocation Trust - 83,927 shares (cost $997,381)                          1,070,907
       Global Bond Trust Series 0 - 1,745,506 shares (cost $26,158,358)                26,025,496
       Global Trust - 66,996 shares (cost $1,132,469)                                   1,286,321
       Growth & Income Trust - 7,568,909 shares (cost $91,157,509)                    103,164,233
       Health Sciences Trust Series 0 - 374,833 shares (cost $5,470,022)                5,892,370
       High Yield Trust - 1,836,916 shares (cost $18,215,256)                          19,526,422
       Income & Value Trust - 109,623 shares (cost $1,260,604)                          1,328,634
       International Core Trust - 681,537 shares (cost $9,984,995)                     10,325,286
       International Equity Index Trust B - 5,195,699 shares (cost $79,952,264)       110,564,469
       International Opportunities Trust - 343,041 shares (cost $5,444,379)             6,233,057
       International Small Cap Trust - 172,814 shares (cost $3,672,173)                 4,192,460
       International Value Trust - 876,763 shares (cost $14,945,821)                   16,930,284
       Investment Quality Bond Trust - 1,988,908 shares (cost $22,645,730)             23,170,779
       Large Cap Growth Trust Series 0                                                         --
       Large Cap Trust - 22,703 shares (cost $336,124)                                    356,444

                     John Hancock Variable Life Account S

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       Large Cap Value Trust Series 0 - 538,069 shares (cost $11,679,518)        $ 12,424,017
       Lifestyle Aggressive Trust - 431,617 shares (cost $4,725,421)                4,868,634
       Lifestyle Balanced Trust - 906,882 shares (cost $12,290,946)                12,569,389
       Lifestyle Conservative Trust - 124,422 shares (cost $1,645,641)              1,673,475
       Lifestyle Growth Trust - 2,200,820 shares (cost $29,904,555)                30,723,447
       Lifestyle Moderate Trust - 61,015 shares (cost $805,438)                       816,381
       Managed Trust - 4,144,949 shares (cost $52,696,716)                         55,625,211
       Mid Cap Core Trust                                                                  --
       Mid Cap Index Trust - 934,275 shares (cost $17,243,709)                     17,611,076
       Mid Cap Stock Trust - 3,444,730 shares (cost $49,632,903)                   58,594,850
       Mid Cap Value Trust - 474,959 shares (cost $8,200,756)                       8,335,534
       Mid Value Trust - 4,384,534 shares (cost $52,693,521)                       59,848,896
       Money Market Trust B - 147,012,728 shares (cost $147,012,728)              147,012,728
       Natural Resources Trust - 447,599 shares (cost $13,786,142)                 14,188,880
       Overseas Equity Trust - 5,176,280 shares (cost $56,055,376)                 74,331,381
       Pacific Rim Trust - 432,335 shares (cost $5,227,692)                         5,663,586
       Quantitative All Cap Trust - 13,572 shares (cost $237,447)                     236,288
       Quantitative Mid Cap Trust - 41,978 shares (cost $545,658)                     453,784
       Quantitative Value Trust - 24,858 shares (cost $353,179)                       379,337
       Real Estate Securities Trust - 3,238,077 shares (cost $73,558,298)          89,306,166
       Real Return Bond Trust - 1,769,723 shares (cost $23,214,824)                22,847,122
       Science & Technology Trust - 14,784 shares (cost $176,414)                     183,914
       Short-Term Bond Trust - 16,193,317 shares (cost $160,693,018)              163,390,565
       Small Cap Growth Trust - 5,431,685 shares (cost $50,103,349)                62,681,642
       Small Cap Index Trust - 1,204,392 shares (cost $18,200,602)                 20,450,574
       Small Cap Opportunities Trust - 64,161 shares (cost $1,486,810)              1,557,833
       Small Cap Trust - 47,634 shares (cost $674,952)                                674,027
       Small Cap Value Trust - 5,114,880 shares (cost $95,560,304)                105,213,090
       Small Company Trust - 104,737 shares (cost $1,506,198)                       1,520,786
       Small Company Value Trust - 143,360 shares (cost $3,101,310)                 3,133,852
       Special Value Trust - 968 shares (cost $19,078)                                 19,049
       Strategic Bond Trust - 574,249 shares (cost $6,561,607)                      6,879,502
       Strategic Income Trust - 23,103 shares (cost $308,376)                         305,657
       Strategic Opportunities Trust - 26,385 shares (cost $336,361)                  353,828
       Strategic Value Trust                                                               --
       Total Return Trust - 6,989,002 shares (cost $95,188,800)                    96,448,221
       Total Stock Market Index Trust - 2,548,610 shares (cost $27,627,200)        33,488,734
       U.S. Core Trust - 44,314 shares (cost $940,417)                                959,847
       U.S. Global Leaders Growth Trust - 27,316 shares (cost $359,241)               359,474
       U.S. Government Securities Trust - 21,103 shares (cost $283,888)               284,680
       U.S. High Yield Bond Trust - 34,558 shares (cost $449,461)                     467,567

                     John Hancock Variable Life Account S

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       U.S. Large Cap Trust - 154,153 shares (cost $2,407,089)                        $    2,497,280
       Utilities Trust - 306,331 shares (cost $3,874,583)                                  4,487,745
       Value Trust - 128,859 shares (cost $2,760,834)                                      2,927,685

Sub-accounts invested in Outside Trust Portfolios:
       All Asset Trust - 633,099 shares (cost $7,579,387)                                  7,394,593
       Brandes International Equity Trust - 7,807,023 shares (cost $124,760,300)         157,311,517
       Business Opportunity Value Trust - 1,781,534 shares (cost $21,569,206)             22,358,246
       CSI Equity Trust - 12,600 shares (cost $162,817)                                      201,596
       Frontier Capital Appreciation Trust - 2,637,027 shares (cost $57,862,881)          64,000,648
       Turner Core Growth Trust - 2,949,507 shares (cost $42,948,638)                     50,790,514
                                                                                      --------------
Total assets                                                                          $2,770,102,167
                                                                                      ==============
Contract Owners' Equity
                                                                                      --------------
Variable universal life insurance contracts                                           $2,770,102,167
                                                                                      ==============

See accompanying notes.

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity

                                                                Sub-Account
                                         --------------------------------------------------------
                                               500 Index Trust B            Active Bond Trust
                                         ----------------------------- --------------------------
                                           Year Ended     Year Ended    Year Ended    Year Ended
                                           Dec. 31/06   Dec. 31/05 <<<  Dec. 31/06    Dec. 31/05
                                         -------------  -------------- ------------  ------------
Income:
   Dividends                             $   5,346,362  $   7,423,317  $  1,979,808  $  1,125,251
Expenses:
   Mortality and expense risk                  475,018        491,215        94,482       104,976
                                         -------------  -------------  ------------  ------------
Net investment income (loss)                 4,871,344      6,932,102     1,885,326     1,020,275
   Net realized gain (loss)                 14,900,978      9,687,058       379,368       (10,413)
   Change in unrealized appreciation
     (depreciation) during the period       47,443,751      4,766,006       741,018       723,589
                                         -------------  -------------  ------------  ------------
Net increase (decrease) in assets from
  operations                                67,216,073     21,385,166     3,005,712     1,733,451
                                         -------------  -------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             148,687,609    171,818,227    18,858,689    22,652,983
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (163,681,911)  (161,441,701)  (40,702,078)  (24,526,062)
   Net transfers between subaccounts                --             --            --            --
                                         -------------  -------------  ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   (14,994,302)    10,376,526   (21,843,389)   (1,873,079)
                                         -------------  -------------  ------------  ------------
Total increase (decrease) in assets         52,221,771     31,761,692   (18,837,677)     (139,628)

Assets, beginning of period                453,995,076    422,233,384    73,174,514    73,314,142
                                         -------------  -------------  ------------  ------------
Assets, end of period                    $ 506,216,847  $ 453,995,076  $ 54,336,837  $ 73,174,514
                                         =============  =============  ============  ============

--------
<<< Renamed on May 2, 2005. Formerly known as Equity Index Trust.
# Terminated as an investment option and funds transferred to Mid Cap Index Trust on May 2, 2005.
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.


                                                                  Sub-Account
                                         -------------------------------------------------------------
                                         AIM V.I. Capital AIM V.I. Premier
                                           Development    Equity Series 1
                                          Series 2 Trust       Trust             All Asset Trust
                                         ---------------- ---------------- ---------------------------
                                            Year Ended       Year Ended     Year Ended    Year Ended
                                           Dec. 31/05 #    Dec. 31/05 xx    Dec. 31/06   Dec. 31/05 ##
                                         ---------------- ---------------- ------------  -------------
Income:
   Dividends                                        --               --    $    393,558   $   160,138
Expenses:
   Mortality and expense risk                      749            1,659           3,537         1,034
                                            ----------       ----------    ------------   -----------
Net investment income (loss)                      (749)          (1,659)        390,021       159,104
   Net realized gain (loss)                     66,297          151,308          (1,357)      (13,017)
   Change in unrealized appreciation
     (depreciation) during the period         (209,475)        (487,035)        (77,759)     (107,035)
                                            ----------       ----------    ------------   -----------
Net increase (decrease) in assets from
  operations                                  (143,927)        (337,386)        310,905        39,052
                                            ----------       ----------    ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans               2,578,049        3,720,040      20,688,232    11,068,624
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                  (4,218,446)      (9,898,819)    (18,925,123)   (5,787,097)
   Net transfers between subaccounts                --               --              --            --
                                            ----------       ----------    ------------   -----------
Net increase (decrease) in assets from
  principal transactions                    (1,640,397)      (6,178,779)      1,763,109     5,281,527
                                            ----------       ----------    ------------   -----------
Total increase (decrease) in assets         (1,784,324)      (6,516,165)      2,074,014     5,320,579

Assets, beginning of period                  1,784,324        6,516,165       5,320,579            --
                                            ----------       ----------    ------------   -----------
Assets, end of period                               --               --    $  7,394,593   $ 5,320,579
                                            ==========       ==========    ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         -------------------------------------------------
                                            All Cap Core Trust      All Cap Growth Trust
                                         ------------------------ ------------------------
                                         Year Ended  Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ---------- ------------- ---------- -------------
Income:
   Dividends                             $   1,692          --           --          --
Expenses:
   Mortality and expense risk                  416         307          175           9
                                         ---------    --------    ---------    --------
Net investment income (loss)                 1,276        (307)        (175)         (9)
   Net realized gain (loss)                 14,897          22        2,841         113
   Change in unrealized appreciation
     (depreciation) during the period       (3,439)      7,477       13,088       2,136
                                         ---------    --------    ---------    --------
Net increase (decrease) in assets from
  operations                                12,734       7,192       15,754       2,240
                                         ---------    --------    ---------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             102,460     164,414      736,421      77,518
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (219,451)       (817)    (394,725)    (27,159)
   Net transfers between subaccounts            --          --           --          --
                                         ---------    --------    ---------    --------
Net increase (decrease) in assets from
  principal transactions                  (116,991)    163,597      341,696      50,359
                                         ---------    --------    ---------    --------
Total increase (decrease) in assets       (104,257)    170,789      357,450      52,599

Assets, beginning of period                170,789          --       52,599          --
                                         ---------    --------    ---------    --------
Assets, end of period                    $  66,532    $170,789    $ 410,049    $ 52,599
                                         =========    ========    =========    ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(l) Fund available in prior year but no activity.

See accompanying notes.

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                                    American Blue Chip Income    American
                                            All Cap Value Trust          & Growth Trust         Bond Trust
                                         -------------------------- ------------------------- --------------
                                          Year Ended   Year Ended   Year Ended   Year Ended     Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ## Dec. 31/06 (l)
                                         -----------  ------------- ----------  ------------- --------------
Income:
   Dividends                             $   425,564          --    $    9,449          --              --
Expenses:
   Mortality and expense risk                  4,666         289           592          77             163
                                         -----------    --------    ----------     -------     -----------
Net investment income (loss)                 420,898        (289)        8,857         (77)           (163)
   Net realized gain (loss)                  (77,186)         74        38,561         206           3,250
   Change in unrealized appreciation
     (depreciation) during the period       (144,450)     16,930        66,690       4,104           9,148
                                         -----------    --------    ----------     -------     -----------
Net increase (decrease) in assets from
  operations                                 199,262      16,715       114,108       4,233          12,235
                                         -----------    --------    ----------     -------     -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             5,482,905     307,355     2,052,947      94,959       2,254,541
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,909,042)     (4,645)     (737,438)     (9,393)     (1,993,232)
   Net transfers between subaccounts              --          --            --          --              --
                                         -----------    --------    ----------     -------     -----------
Net increase (decrease) in assets from
  principal transactions                   3,573,863     302,710     1,315,509      85,566         261,309
                                         -----------    --------    ----------     -------     -----------
Total increase (decrease) in assets        3,773,125     319,425     1,429,617      89,799         273,544

Assets, beginning of period                  319,425          --        89,799          --              --
                                         -----------    --------    ----------     -------     -----------
Assets, end of period                    $ 4,092,550    $319,425    $1,519,416     $89,799     $   273,544
                                         ===========    ========    ==========     =======     ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         -------------------------------------------------------
                                           American Growth Trust    American Growth-Income Trust
                                         -------------------------- ----------------------------
                                          Year Ended   Year Ended    Year Ended     Year Ended
                                          Dec. 31/06  Dec. 31/05 ##  Dec. 31/06    Dec. 31/05 ##
                                         -----------  ------------- -----------  ---------------
Income:
   Dividends                             $   102,844            --  $    24,321            --
Expenses:
   Mortality and expense risk                 11,288         4,050        5,976         2,625
                                         -----------   -----------  -----------    ----------
Net investment income (loss)                  91,556        (4,050)      18,345        (2,625)
   Net realized gain (loss)                  510,188        53,527       49,251           223
   Change in unrealized appreciation
     (depreciation) during the period        560,209       930,301      238,463        63,373
                                         -----------   -----------  -----------    ----------
Net increase (decrease) in assets from
  operations                               1,161,953       979,778      306,059        60,971
                                         -----------   -----------  -----------    ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            20,506,541    11,568,218    1,561,346     2,041,171
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (6,306,632)   (3,260,672)  (1,118,090)      (72,058)
   Net transfers between subaccounts              --            --           --            --
                                         -----------   -----------  -----------    ----------
Net increase (decrease) in assets from
  principal transactions                  14,199,909     8,307,546      443,256     1,969,113
                                         -----------   -----------  -----------    ----------
Total increase (decrease) in assets       15,361,862     9,287,324      749,315     2,030,084

Assets, beginning of period                9,287,324            --    2,030,084            --
                                         -----------   -----------  -----------    ----------
Assets, end of period                    $24,649,186   $ 9,287,324  $ 2,779,399    $2,030,084
                                         ===========   ===========  ===========    ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                            Sub-Account
                                         -----------------------------------------------------------------------------------
                                         American International Trust   Blue Chip Growth Trust        Bond Index Trust B
                                         ---------------------------- --------------------------- --------------------------
                                          Year Ended    Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                          Dec. 31/06   Dec. 31/05 ##   Dec. 31/06   Dec. 31/05 ##  Dec. 31/06    Dec. 31/05
                                         -----------   -------------- ------------  ------------- ------------  ------------
Income:
   Dividends                             $   135,635            --    $    257,606            --  $  1,634,786  $    765,117
Expenses:
   Mortality and expense risk                 13,364         2,574         231,280       158,646        48,431        57,357
                                         -----------    ----------    ------------  ------------  ------------  ------------
Net investment income (loss)                 122,271        (2,574)         26,326      (158,646)    1,586,355       707,760
   Net realized gain (loss)                  677,576         5,852       2,764,010     1,200,532      (243,619)       (4,963)
   Change in unrealized appreciation
     (depreciation) during the period        595,009       527,712       6,578,734    11,449,744       340,041       380,187
                                         -----------    ----------    ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  operations                               1,394,856       530,990       9,369,070    12,491,630     1,682,777     1,082,984
                                         -----------    ----------    ------------  ------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            15,242,096     3,843,271      21,620,698   108,211,406    25,576,334    25,926,103
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (8,673,788)     (148,879)    (28,040,397)  (18,816,802)  (32,878,448)  (29,155,816)
   Net transfers between subaccounts              --            --              --            --            --            --
                                         -----------    ----------    ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   6,568,308     3,694,392      (6,419,699)   89,394,604    (7,302,114)   (3,229,713)
                                         -----------    ----------    ------------  ------------  ------------  ------------
Total increase (decrease) in assets        7,963,164     4,225,382       2,949,371   101,886,234    (5,619,337)   (2,146,729)

Assets, beginning of period                4,225,382            --     101,886,234            --    47,871,252    50,017,981
                                         -----------    ----------    ------------  ------------  ------------  ------------
Assets, end of period                    $12,188,546    $4,225,382    $104,835,605  $101,886,234  $ 42,251,915  $ 47,871,252
                                         ===========    ==========    ============  ============  ============  ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         -------------------------------------------------------------------
                                         Brandes International Equity Trust Business Opportunity Value Trust
                                         ---------------------------------- --------------------------------
                                            Year Ended        Year Ended       Year Ended       Year Ended
                                            Dec. 31/06        Dec. 31/05       Dec. 31/06       Dec. 31/05
                                         ---------------- ----------------- ---------------- ---------------
Income:
   Dividends                             $ 13,907,177     $   8,040,190     $  1,737,029     $  1,455,304
Expenses:
   Mortality and expense risk                  57,215            59,284            7,125            7,450
                                         ------------     -------------     ------------     ------------
Net investment income (loss)               13,849,962         7,980,906        1,729,904        1,447,854
   Net realized gain (loss)                 5,410,060         6,711,409          105,371        1,048,997
   Change in unrealized appreciation
     (depreciation) during the period      12,512,165        (3,139,956)         776,712       (1,004,736)
                                         ------------     -------------     ------------     ------------
Net increase (decrease) in assets from
  operations                               31,772,187        11,552,359        2,611,987        1,492,115
                                         ------------     -------------     ------------     ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            102,743,153        99,985,266       26,412,075       31,681,891
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (96,033,412)     (102,468,003)     (23,292,829)     (25,353,706)
   Net transfers between subaccounts               --                --               --               --
                                         ------------     -------------     ------------     ------------
Net increase (decrease) in assets from
  principal transactions                    6,709,741        (2,482,737)       3,119,246        6,328,185
                                         ------------     -------------     ------------     ------------
Total increase (decrease) in assets        38,481,928         9,069,622        5,731,233        7,820,300

Assets, beginning of period               118,829,589       109,759,967       16,627,013        8,806,713
                                         ------------     -------------     ------------     ------------
Assets, end of period                    $157,311,517     $ 118,829,589     $ 22,358,246     $ 16,627,013
                                         ============     =============     ============     ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                            Sub-Account
                                         ---------------------------------------------------------------------------------
                                         Capital Appreciation Trust      Classic Value Trust          Core Bond Trust
                                         --------------------------- --------------------------- -------------------------
                                          Year Ended    Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 ##  Dec. 31/06   Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- ------------  ------------- ----------  -------------
Income:
   Dividends                             $  1,305,156            --  $    131,692   $  127,888   $   17,398          --
Expenses:
   Mortality and expense risk                  50,894         3,277         4,327          357          107          --
                                         ------------  ------------  ------------   ----------   ----------    --------
Net investment income (loss)                1,254,262        (3,277)      127,365      127,531       17,291          --
   Net realized gain (loss)                (2,429,057)      261,473       814,106       (1,553)        (849)         (5)
   Change in unrealized appreciation
     (depreciation) during the period         952,821       (93,186)      257,894      (81,337)      26,079       2,642
                                         ------------  ------------  ------------   ----------   ----------    --------
Net increase (decrease) in assets from
  operations                                 (221,974)      165,010     1,199,365       44,641       42,521       2,637
                                         ------------  ------------  ------------   ----------   ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             49,166,841    23,611,374    34,837,539    2,800,212      813,845     393,393
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (21,432,974)  (13,537,505)  (33,864,028)    (322,355)     (50,964)     (4,707)
   Net transfers between subaccounts               --            --            --           --           --          --
                                         ------------  ------------  ------------   ----------   ----------    --------
Net increase (decrease) in assets from
  principal transactions                   27,733,867    10,073,869       973,511    2,477,857      762,881     388,686
                                         ------------  ------------  ------------   ----------   ----------    --------
Total increase (decrease) in assets        27,511,893    10,238,879     2,172,876    2,522,498      805,402     391,323

Assets, beginning of period                10,238,879            --     2,522,498           --      391,323          --
                                         ------------  ------------  ------------   ----------   ----------    --------
Assets, end of period                    $ 37,750,772  $ 10,238,879  $  4,695,374   $2,522,498   $1,196,725    $391,323
                                         ============  ============  ============   ==========   ==========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ------------------------------------------------
                                             Core Equity Trust        CSI Equity Trust
                                         -------------------------- ---------------------
                                          Year Ended   Year Ended   Year Ended Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05
                                         -----------  ------------- ---------- ----------
Income:
   Dividends                             $   118,650           --    $  2,501   $  4,190
Expenses:
   Mortality and expense risk                  1,614          276          --         --
                                         -----------   ----------    --------   --------
Net investment income (loss)                 117,036         (276)      2,501      4,190
   Net realized gain (loss)                   (4,140)         789         732      4,305
   Change in unrealized appreciation
     (depreciation) during the period        112,879       95,268      27,534       (610)
                                         -----------   ----------    --------   --------
Net increase (decrease) in assets from
  operations                                 225,775       95,781      30,767      7,885
                                         -----------   ----------    --------   --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             5,973,138    1,432,508         852     63,902
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (4,405,767)    (208,247)     (3,266)   (34,376)
   Net transfers between subaccounts              --           --          --         --
                                         -----------   ----------    --------   --------
Net increase (decrease) in assets from
  principal transactions                   1,567,371    1,224,261      (2,414)    29,526
                                         -----------   ----------    --------   --------
Total increase (decrease) in assets        1,793,146    1,320,042      28,353     37,411

Assets, beginning of period                1,320,042           --     173,243    135,832
                                         -----------   ----------    --------   --------
Assets, end of period                    $ 3,113,188   $1,320,042    $201,596   $173,243
                                         ===========   ==========    ========   ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(m) Terminated as an investment option and funds transferred to Large Cap Growth Trust Series 0 on May 2, 2005.

See accompanying notes.

                                                                       Sub-Account
                                         ------------------------------------------------------------------------
                                           Dynamic Growth Trust   Earnings Growth Trust   Emerging Growth Trust
                                         ------------------------ --------------------- -------------------------
                                         Year Ended  Year Ended        Year Ended       Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 ##    Dec. 31/05 (m)     Dec. 31/06  Dec. 31/05 ##
                                         ---------- ------------- --------------------- ----------  -------------
Income:
   Dividends                                    --            --      $    411,364      $  303,611          --
Expenses:
   Mortality and expense risk                1,036         2,793            23,536           3,165         461
                                         ---------  ------------      ------------      ----------    --------
Net investment income (loss)                (1,036)       (2,793)          387,828         300,446        (461)
   Net realized gain (loss)                    765        66,661         4,189,892        (133,290)          9
   Change in unrealized appreciation
     (depreciation) during the period       30,112         1,305        (6,119,180)       (138,493)      8,485
                                         ---------  ------------      ------------      ----------    --------
Net increase (decrease) in assets from
  operations                                29,841        65,173        (1,541,460)         28,663       8,033
                                         ---------  ------------      ------------      ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             262,788    16,051,501         2,197,357       2,809,284     254,571
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (149,046)  (15,806,661)      (32,183,669)       (706,764)       (465)
   Net transfers between subaccounts            --            --                --              --          --
                                         ---------  ------------      ------------      ----------    --------
Net increase (decrease) in assets from
  principal transactions                   113,742       244,840       (29,986,312)      2,102,520     254,106
                                         ---------  ------------      ------------      ----------    --------
Total increase (decrease) in assets        143,583       310,013       (31,527,772)      2,131,183     262,139

Assets, beginning of period                310,013            --        31,527,772         262,139          --
                                         ---------  ------------      ------------      ----------    --------
Assets, end of period                    $ 453,596  $    310,013                --      $2,393,322    $262,139
                                         =========  ============      ============      ==========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                             Sub-Account
                                         ----------------------------------------------------
                                          Emerging Small Company
                                                  Trust               Equity-Income Trust
                                         ------------------------ ---------------------------
                                         Year Ended  Year Ended    Year Ended    Year Ended
                                         Dec. 31/06 Dec. 31/05 ##  Dec. 31/06   Dec. 31/05 ##
                                         ---------- ------------- ------------  -------------
Income:
   Dividends                              $  8,314          --    $ 14,934,283            --
Expenses:
   Mortality and expense risk                  467         106         260,416       189,995
                                          --------    --------    ------------  ------------
Net investment income (loss)                 7,847        (106)     14,673,867      (189,995)
   Net realized gain (loss)                  4,338          48       5,362,248     2,037,229
   Change in unrealized appreciation
     (depreciation) during the period      (11,198)      6,548      13,782,282    11,144,815
                                          --------    --------    ------------  ------------
Net increase (decrease) in assets from
  operations                                   987       6,490      33,818,397    12,992,049
                                          --------    --------    ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             225,515      99,285      54,897,610   248,074,683
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (88,423)     (1,293)    (77,944,648)  (72,112,358)
   Net transfers between subaccounts            --          --              --            --
                                          --------    --------    ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   137,092      97,992     (23,047,038)  175,962,325
                                          --------    --------    ------------  ------------
Total increase (decrease) in assets        138,079     104,482      10,771,359   188,954,374

Assets, beginning of period                104,482          --     188,954,374            --
                                          --------    --------    ------------  ------------
Assets, end of period                     $242,561    $104,482    $199,725,733  $188,954,374
                                          ========    ========    ============  ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005.
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005.

See accompanying notes.

                                                        Sub-Account
                                         ------------------------------------------
                                         Fidelity VIP  Fidelity VIP II Fidelity VIP
                                          Growth (SC)    Contrafund    II Overseas
                                             Trust       (SC) Trust     (SC) Trust
                                         ------------- --------------- ------------
                                          Year Ended     Year Ended     Year Ended
                                         Dec. 31/05 xx Dec. 31/05 xxxx Dec. 31/05 ^
                                         ------------- --------------- ------------
Income:
   Dividends                             $     52,517   $     97,061   $    35,431
Expenses:
   Mortality and expense risk                   3,674         16,573         2,386
                                         ------------   ------------   -----------
Net investment income (loss)                   48,843         80,488        33,045
   Net realized gain (loss)                   349,893      5,097,919       173,167
   Change in unrealized appreciation
     (depreciation) during the period      (1,329,618)    (6,511,456)     (493,736)
                                         ------------   ------------   -----------
Net increase (decrease) in assets from
  operations                                 (930,882)    (1,333,049)     (287,524)
                                         ------------   ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              2,075,810     10,445,128     3,765,187
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (15,215,611)   (50,963,939)   (7,450,522)
   Net transfers between subaccounts               --             --            --
                                         ------------   ------------   -----------
Net increase (decrease) in assets from
  principal transactions                  (13,139,801)   (40,518,811)   (3,685,335)
                                         ------------   ------------   -----------
Total increase (decrease) in assets       (14,070,683)   (41,851,860)   (3,972,859)

Assets, beginning of period                14,070,683     41,851,860     3,972,859
                                         ------------   ------------   -----------
Assets, end of period                              --             --            --
                                         ============   ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         -----------------------------------------------------
                                         Financial Industries Trust  Financial Services Trust
                                         -------------------------- --------------------------
                                                 Year Ended          Year Ended   Year Ended
                                               Dec. 31/05 ^^         Dec. 31/06  Dec. 31/05 ##
                                         -------------------------- -----------  -------------
Income:
   Dividends                                    $    32,111         $     7,435           --
Expenses:
   Mortality and expense risk                         1,529               6,340        2,634
                                                -----------         -----------   ----------
Net investment income (loss)                         30,582               1,095       (2,634)
   Net realized gain (loss)                           1,863             277,563        7,371
   Change in unrealized appreciation
     (depreciation) during the period              (118,880)            170,400      169,610
                                                -----------         -----------   ----------
Net increase (decrease) in assets from
  operations                                        (86,435)            449,058      174,347
                                                -----------         -----------   ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                      229,995           2,307,048    1,548,438
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                       (1,349,492)         (2,412,184)    (190,129)
   Net transfers between subaccounts                     --                  --           --
                                                -----------         -----------   ----------
Net increase (decrease) in assets from
  principal transactions                         (1,119,497)           (105,136)   1,358,309
                                                -----------         -----------   ----------
Total increase (decrease) in assets              (1,205,932)            343,922    1,532,656

Assets, beginning of period                       1,205,932           1,532,656           --
                                                -----------         -----------   ----------
Assets, end of period                                    --         $ 1,876,578   $1,532,656
                                                ===========         ===========   ==========

--------
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^^^ Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2005.

See accompanying notes.

                                                                      Sub-Account
                                         ----------------------------------------------------------------------
                                              Frontier Capital         Fundamental       Fundamental Value
                                             Appreciation Trust        Value Trust         Trust Series 0
                                         --------------------------  --------------- --------------------------
                                          Year Ended    Year Ended     Year Ended     Year Ended   Year Ended
                                          Dec. 31/06    Dec. 31/05   Dec. 31/05 ^^^^  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------  --------------- -----------  -------------
Income:
   Dividends                             $  5,852,350  $  4,137,012   $  2,404,272   $   210,496            --
Expenses:
   Mortality and expense risk                  27,071        31,588         27,335         2,179           592
                                         ------------  ------------   ------------   -----------   -----------
Net investment income (loss)                5,825,279     4,105,424      2,376,937       208,317          (592)
   Net realized gain (loss)                 3,314,966     5,772,456      4,758,495       416,761         7,915
   Change in unrealized appreciation
     (depreciation) during the period        (103,272)   (3,668,668)    (7,469,165)      251,446       444,731
                                         ------------  ------------   ------------   -----------   -----------
Net increase (decrease) in assets from
  operations                                9,036,973     6,209,212       (333,733)      876,524       452,054
                                         ------------  ------------   ------------   -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             42,338,031    34,725,452      4,998,311     7,110,177     6,857,519
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (42,009,190)  (55,830,379)   (49,651,088)   (6,357,098)   (1,825,294)
   Net transfers between subaccounts               --            --             --            --            --
                                         ------------  ------------   ------------   -----------   -----------
Net increase (decrease) in assets from
  principal transactions                      328,841   (21,104,927)   (44,652,777)      753,079     5,032,225
                                         ------------  ------------   ------------   -----------   -----------
Total increase (decrease) in assets         9,365,814   (14,895,715)   (44,986,510)    1,629,603     5,484,279

Assets, beginning of period                54,634,834    69,530,549     44,986,510     5,484,279            --
                                         ------------  ------------   ------------   -----------   -----------
Assets, end of period                    $ 64,000,648  $ 54,634,834             --   $ 7,113,882   $ 5,484,279
                                         ============  ============   ============   ===========   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                         -------------------------------------------
                                          Global Allocation Trust  Global Bond Trust
                                         ------------------------- -----------------
                                         Year Ended   Year Ended      Year Ended
                                         Dec. 31/06  Dec. 31/05 ##   Dec. 31/05 $
                                         ----------  ------------- -----------------
Income:
   Dividends                             $    6,392          --      $    932,316
Expenses:
   Mortality and expense risk                   895         248            18,142
                                         ----------    --------      ------------
Net investment income (loss)                  5,497        (248)          914,174
   Net realized gain (loss)                  29,768          94           766,957
   Change in unrealized appreciation
     (depreciation) during the period        51,248      22,278        (2,127,575)
                                         ----------    --------      ------------
Net increase (decrease) in assets from
  operations                                 86,513      22,124          (446,444)
                                         ----------    --------      ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            1,548,431     395,366        14,077,949
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (978,849)     (2,678)      (44,158,077)
   Net transfers between subaccounts             --          --                --
                                         ----------    --------      ------------
Net increase (decrease) in assets from
  principal transactions                    569,582     392,688       (30,080,128)
                                         ----------    --------      ------------
Total increase (decrease) in assets         656,095     414,812       (30,526,572)

Assets, beginning of period                 414,812          --        30,526,572
                                         ----------    --------      ------------
Assets, end of period                    $1,070,907    $414,812                --
                                         ==========    ========      ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
$ Terminated as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005.
(a) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust. #### Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

See accompanying notes.

                                                                             Sub-Account
                                         ------------------------------------------------------------------------------------
                                         Global Bond Trust Series 0        Global Trust            Growth & Income Trust
                                         --------------------------- ------------------------- ------------------------------
                                          Year Ended    Year Ended   Year Ended   Year Ended     Year Ended     Year Ended
                                          Dec. 31/06   Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ## Dec. 31/06 (a) Dec. 31/05 ####
                                         ------------  ------------- ----------  ------------- -------------- ---------------
Income:
   Dividends                             $    341,023            --  $   13,139          --    $  11,749,126   $  8,004,217
Expenses:
   Mortality and expense risk                  51,007        36,986       1,068         265          563,784        679,439
                                         ------------  ------------  ----------    --------    -------------   ------------
Net investment income (loss)                  290,016       (36,986)     12,071        (265)      11,185,342      7,324,778
   Net realized gain (loss)                  (419,339)     (363,022)     34,230          49       (5,874,051)    (3,347,220)
   Change in unrealized appreciation
     (depreciation) during the period       1,460,277    (1,593,140)    135,574      18,278        9,623,958     10,853,274
                                         ------------  ------------  ----------    --------    -------------   ------------
Net increase (decrease) in assets from
  operations                                1,330,954    (1,993,148)    181,875      18,062       14,935,249     14,830,832
                                         ------------  ------------  ----------    --------    -------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             22,486,924    50,710,122   1,121,708     375,043       11,092,512     17,773,731
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (25,343,788)  (21,165,568)   (384,568)    (25,799)    (107,775,462)   (24,794,380)
   Net transfers between subaccounts               --            --          --          --               --             --
                                         ------------  ------------  ----------    --------    -------------   ------------
Net increase (decrease) in assets from
  principal transactions                   (2,856,864)   29,544,554     737,140     349,244      (96,682,950)    (7,020,649)
                                         ------------  ------------  ----------    --------    -------------   ------------
Total increase (decrease) in assets        (1,525,910)   27,551,406     919,015     367,306      (81,747,701)     7,810,183

Assets, beginning of period                27,551,406            --     367,306          --      184,911,934    177,101,751
                                         ------------  ------------  ----------    --------    -------------   ------------
Assets, end of period                    $ 26,025,496  $ 27,551,406  $1,286,321    $367,306    $ 103,164,233   $184,911,934
                                         ============  ============  ==========    ========    =============   ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         ----------------------------------------------------
                                         Health Sciences Trust Health Sciences Trust Series 0
                                         --------------------- ------------------------------
                                              Year Ended        Year Ended      Year Ended
                                            Dec. 31/05 ^^^      Dec. 31/06     Dec. 31/05 ##
                                         --------------------- -------------  ---------------
Income:
   Dividends                                  $   474,537      $    616,485             --
Expenses:
   Mortality and expense risk                       2,414            13,938          8,433
                                              -----------      ------------    -----------
Net investment income (loss)                      472,123           602,547         (8,433)
   Net realized gain (loss)                      (159,697)          302,461        174,549
   Change in unrealized appreciation
     (depreciation) during the period            (488,540)         (453,493)       875,841
                                              -----------      ------------    -----------
Net increase (decrease) in assets from
  operations                                     (176,114)          451,515      1,041,957
                                              -----------      ------------    -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  1,207,493         5,641,353      7,736,637
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                     (5,020,821)       (5,522,856)    (3,456,236)
   Net transfers between subaccounts                   --                --             --
                                              -----------      ------------    -----------
Net increase (decrease) in assets from
  principal transactions                       (3,813,328)          118,497      4,280,401
                                              -----------      ------------    -----------
Total increase (decrease) in assets            (3,989,442)          570,012      5,322,358

Assets, beginning of period                     3,989,442         5,322,358             --
                                              -----------      ------------    -----------
Assets, end of period                                  --       $ 5,892,370    $ 5,322,358
                                              ===========      ============    ===========

--------
^^^ Terminated as an investment option and funds transferred to Health Sciences
    Trust Series 0 on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
+++ Terminated as an investment option and funds transferred to High Yield
    Trust on May 2, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ---------------------------------------------------------------------------
                                         High Yield Bond Trust      High Yield Trust         Income & Value Trust
                                         --------------------- --------------------------- -------------------------
                                              Year Ended        Year Ended    Year Ended   Year Ended   Year Ended
                                            Dec. 31/05 +++      Dec. 31/06   Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##
                                         --------------------- ------------  ------------- ----------  -------------
Income:
   Dividends                                 $    391,033      $  1,170,394            --  $   31,465          --
Expenses:
   Mortality and expense risk                      11,598            36,488        23,630         788         207
                                             ------------      ------------   -----------  ----------    --------
Net investment income (loss)                      379,435         1,133,906       (23,630)     30,677        (207)
   Net realized gain (loss)                      (305,487)          157,586       282,828      34,401          22
   Change in unrealized appreciation
     (depreciation) during the period            (572,796)          497,856       764,523      52,219      15,811
                                             ------------      ------------   -----------  ----------    --------
Net increase (decrease) in assets from
  operations                                     (498,848)        1,789,348     1,023,721     117,297      15,626
                                             ------------      ------------   -----------  ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  3,821,366        10,494,096    25,477,472   1,386,619     567,621
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (23,821,756)      (10,449,512)   (8,808,703)   (684,470)    (74,059)
   Net transfers between subaccounts                   --                --            --          --          --
                                             ------------      ------------   -----------  ----------    --------
Net increase (decrease) in assets from
  principal transactions                      (20,000,390)           44,584    16,668,769     702,149     493,562
                                             ------------      ------------   -----------  ----------    --------
Total increase (decrease) in assets           (20,499,238)        1,833,932    17,692,490     819,446     509,188

Assets, beginning of period                    20,499,238        17,692,490            --     509,188          --
                                             ------------      ------------   -----------  ----------    --------
Assets, end of period                                  --      $ 19,526,422   $17,692,490  $1,328,634    $509,188
                                             ============      ============   ===========  ==========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                 Sub-Account
                                         ---------------------------------------------------------------
                                           International Core Trust   International Equity Index Trust B
                                         ---------------------------- ----------------------------------
                                           Year Ended    Year Ended     Year Ended          Year Ended
                                         Dec. 31/06 (c) Dec. 31/05 ##   Dec. 31/06          Dec. 31/05
                                         -------------- ------------- ----------------  ----------------
Income:
   Dividends                              $   122,210            --   $    1,377,621     $  6,314,915
Expenses:
   Mortality and expense risk                   4,599            35          141,431          127,652
                                          -----------     ---------    --------------    ------------
Net investment income (loss)                  117,611           (35)       1,236,190        6,187,263
   Net realized gain (loss)                   (43,404)           93        6,516,837        4,926,693
   Change in unrealized appreciation
     (depreciation) during the period         328,758        11,533       14,221,163          436,610
                                          -----------     ---------    --------------    ------------
Net increase (decrease) in assets from
  operations                                  402,965        11,591       21,974,190       11,550,566
                                          -----------     ---------    --------------    ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             14,678,164       593,541       48,518,993       42,211,487
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (5,356,137)       (4,838)     (39,886,877)     (31,739,882)
   Net transfers between subaccounts               --            --               --               --
                                          -----------     ---------    --------------    ------------
Net increase (decrease) in assets from
  principal transactions                    9,322,027       588,703        8,632,116       10,471,605
                                          -----------     ---------    --------------    ------------
Total increase (decrease) in assets         9,724,992       600,294       30,606,306       22,022,171

Assets, beginning of period                   600,294            --       79,958,163       57,935,992
                                          -----------     ---------    --------------    ------------
Assets, end of period                     $10,325,286     $ 600,294    $ 110,564,469     $ 79,958,163
                                          ===========     =========    ==============    ============

--------
(c) Renamed on May 1, 2006. Formerly known as International Stock Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                       Sub-Account
                                    ------------------------------------------------------------------------------------------
                                    International Opportunities Trust International Small Cap Trust International Value Trust
                                    --------------------------------  ----------------------------  --------------------------
                                      Year Ended      Year Ended       Year Ended     Year Ended     Year Ended   Year Ended
                                      Dec. 31/06     Dec. 31/05 ##     Dec. 31/06    Dec. 31/05 ##   Dec. 31/06  Dec. 31/05 ##
                                    ---------------  -------------    ------------   -------------  -----------  -------------
Income:
   Dividends                        $    332,825              --      $     35,562            --    $   389,889            --
Expenses:
   Mortality and expense risk              5,953             586             4,126            93         12,618         2,014
                                     ------------     ----------      ------------    ----------    -----------   -----------
Net investment income (loss)             326,872            (586)           31,436           (93)       377,271        (2,014)
   Net realized gain (loss)              433,983           4,280           139,955         1,516        341,785        37,213
   Change in unrealized
     appreciation (depreciation)
     during the period                   408,662         380,017           491,317        28,970      1,747,035       237,428
                                     ------------     ----------      ------------    ----------    -----------   -----------
Net increase (decrease) in assets
  from operations                      1,169,517         383,711           662,708        30,393      2,466,091       272,627
                                     ------------     ----------      ------------    ----------    -----------   -----------
Changes from principal
  transactions:
   Net premiums from policyholders
     and transfers to policy loans    10,101,641       4,179,363         6,297,802     1,180,592     20,168,315     5,970,616
   Transfer to policyholders for
     benefits, terminations and
     policy loans                     (9,212,654)       (388,521)       (3,751,221)     (227,814)    (9,380,411)   (2,566,954)
   Net transfers between
     subaccounts                              --              --                --            --             --            --
                                     ------------     ----------      ------------    ----------    -----------   -----------
Net increase (decrease) in assets
  from principal transactions            888,987       3,790,842         2,546,581       952,778     10,787,904     3,403,662
                                     ------------     ----------      ------------    ----------    -----------   -----------
Total increase (decrease) in assets    2,058,504       4,174,553         3,209,289       983,171     13,253,995     3,676,289

Assets, beginning of period            4,174,553              --           983,171            --      3,676,289            --
                                     ------------     ----------      ------------    ----------    -----------   -----------
Assets, end of period                $ 6,233,057      $4,174,553       $ 4,192,460    $  983,171    $16,930,284   $ 3,676,289
                                     ============     ==========      ============    ==========    ===========   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ------------------------------------------------
                                             Investment Quality      Janus Aspen Global
                                                 Bond Trust         Technology (SC) Trust
                                         -------------------------- ---------------------
                                          Year Ended   Year Ended        Year Ended
                                          Dec. 31/06  Dec. 31/05 ##    Dec. 31/05 xxxx
                                         -----------  ------------- ---------------------
Income:
   Dividends                             $    24,464          --                 --
Expenses:
   Mortality and expense risk                 41,906         106                793
                                         -----------    --------         ----------
Net investment income (loss)                 (17,442)       (106)              (793)
   Net realized gain (loss)                      629          10            (48,387)
   Change in unrealized appreciation
     (depreciation) during the period        523,791       1,258            (70,379)
                                         -----------    --------         ----------
Net increase (decrease) in assets from
  operations                                 506,978       1,162           (119,559)
                                         -----------    --------         ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            24,160,578     129,260            545,695
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,618,794)     (8,405)        (1,544,331)
   Net transfers between subaccounts              --          --                 --
                                         -----------    --------         ----------
Net increase (decrease) in assets from
  principal transactions                  22,541,784     120,855           (998,636)
                                         -----------    --------         ----------
Total increase (decrease) in assets       23,048,762     122,017         (1,118,195)

Assets, beginning of period                  122,017          --          1,118,195
                                         -----------    --------         ----------
Assets, end of period                    $23,170,779    $122,017                 --
                                         ===========    ========         ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005.
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005.
(b) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

                                                                    Sub-Account
                                         -----------------------------------------------------------------
                                         Janus Aspen Worldwide   Large Cap             Large Cap
                                           Growth (SC) Trust    Growth Trust     Growth Trust Series 0
                                         --------------------- -------------  ----------------------------
                                              Year Ended         Year Ended     Year Ended    Year Ended
                                             Dec. 31/05 ^       Dec. 31/05 x  Dec. 31/06 (b) Dec. 31/05 ##
                                         --------------------- -------------  -------------- -------------
Income:
   Dividends                                          --       $      47,047   $    158,200            --
Expenses:
   Mortality and expense risk                      1,280              77,097         24,508        49,721
                                              ----------       -------------   ------------   -----------
Net investment income (loss)                      (1,280)            (30,050)       133,692       (49,721)
   Net realized gain (loss)                      101,703          (9,362,777)     2,414,585       380,793
   Change in unrealized appreciation
     (depreciation) during the period           (221,645)          3,473,255     (1,752,392)    1,752,345
                                              ----------       -------------   ------------   -----------
Net increase (decrease) in assets from
  operations                                    (121,222)         (5,919,572)       795,885     2,083,417
                                              ----------       -------------   ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                   366,254           6,439,676      3,570,177    42,175,211
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (3,437,447)       (103,200,605)   (39,087,459)   (9,537,231)
   Net transfers between subaccounts                  --                  --             --            --
                                              ----------       -------------   ------------   -----------
Net increase (decrease) in assets from
  principal transactions                      (3,071,193)        (96,760,929)   (35,517,282)   32,637,980
                                              ----------       -------------   ------------   -----------
Total increase (decrease) in assets           (3,192,415)       (102,680,501)   (34,721,397)   34,721,397

Assets, beginning of period                    3,192,415         102,680,501     34,721,397            --
                                              ----------       -------------   ------------   -----------
Assets, end of period                                 --                  --             --   $34,721,397
                                              ==========       =============   ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ------------------------------------------------
                                              Large Cap Trust       Large Cap Value Trust
                                         -------------------------- ---------------------
                                          Year Ended   Year Ended        Year Ended
                                          Dec. 31/06  Dec. 31/05 ##    Dec. 31/05 ^^^^
                                         -----------  ------------- ---------------------
Income:
   Dividends                             $     4,341          --        $   4,890,119
Expenses:
   Mortality and expense risk                    405          11               69,020
                                         -----------     -------        -------------
Net investment income (loss)                   3,936         (11)           4,821,099
   Net realized gain (loss)                   44,622          --           10,089,343
   Change in unrealized appreciation
     (depreciation) during the period         18,246       2,075          (19,612,704)
                                         -----------     -------        -------------
Net increase (decrease) in assets from
  operations                                  66,804       2,064           (4,702,262)
                                         -----------     -------        -------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             1,274,040      74,209           20,246,659
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,059,952)       (721)        (181,892,758)
   Net transfers between subaccounts              --          --                   --
                                         -----------     -------        -------------
Net increase (decrease) in assets from
  principal transactions                     214,088      73,488         (161,646,099)
                                         -----------     -------        -------------
Total increase (decrease) in assets          280,892      75,552         (166,348,361)

Assets, beginning of period                   75,552          --          166,348,361
                                         -----------     -------        -------------
Assets, end of period                    $   356,444     $75,552                   --
                                         ===========     =======        =============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^^^ Terminated as an investment option and funds transferred to Equity Income Trust Series 0 on May 2, 2005.
(d)   Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(e)   Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.

See accompanying notes.

                                                                              Sub-Account
                                         ----------------------------------------------------------------------------------------
                                         Large Cap Value Trust Series 0  Lifestyle Aggressive Trust    Lifestyle Balanced Trust
                                         ------------------------------ ---------------------------- ----------------------------
                                           Year Ended     Year Ended      Year Ended    Year Ended     Year Ended    Year Ended
                                           Dec. 31/06    Dec. 31/05 ##  Dec. 31/06 (d) Dec. 31/05 ## Dec. 31/06 (e) Dec. 31/05 ##
                                         --------------  -------------- -------------- ------------- -------------- -------------
Income:
   Dividends                             $  2,025,004              --    $   443,282     $    101     $   745,904    $    1,098
Expenses:
   Mortality and expense risk                  14,500           3,894          6,632          125           7,489           110
                                          ------------   ------------    -----------     --------     -----------    ----------
Net investment income (loss)                2,010,504          (3,894)       436,650          (24)        738,415           988
   Net realized gain (loss)                  (561,700)       (517,600)      (129,445)         266          31,889         1,191
   Change in unrealized appreciation
     (depreciation) during the period         402,911         341,588        115,678       27,536         232,915        45,528
                                          ------------   ------------    -----------     --------     -----------    ----------
Net increase (decrease) in assets from
  operations                                1,851,715        (179,906)       422,883       27,778       1,003,219        47,707
                                          ------------   ------------    -----------     --------     -----------    ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             13,831,034      41,639,129      7,263,456      533,686      12,733,550     1,960,286
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (25,904,012)    (18,813,943)    (3,357,973)     (21,196)     (3,126,132)      (49,241)
   Net transfers between subaccounts               --              --             --           --              --            --
                                          ------------   ------------    -----------     --------     -----------    ----------
Net increase (decrease) in assets from
  principal transactions                  (12,072,978)     22,825,186      3,905,483      512,490       9,607,418     1,911,045
                                          ------------   ------------    -----------     --------     -----------    ----------
Total increase (decrease) in assets       (10,221,263)     22,645,280      4,328,366      540,268      10,610,637     1,958,752

Assets, beginning of period                22,645,280              --        540,268           --       1,958,752            --
                                          ------------   ------------    -----------     --------     -----------    ----------
Assets, end of period                    $ 12,424,017    $ 22,645,280    $ 4,868,634     $540,268     $12,569,389    $1,958,752
                                          ============   ============    ===========     ========     ===========    ==========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                Sub-Account
                                         ---------------------------------------------------------
                                         Lifestyle Conservative Trust    Lifestyle Growth Trust
                                         ---------------------------- ----------------------------
                                           Year Ended    Year Ended     Year Ended    Year Ended
                                         Dec. 31/06 (h) Dec. 31/05 ## Dec. 31/06 (f) Dec. 31/05 ##
                                         -------------- ------------- -------------- -------------
Income:
   Dividends                               $  103,448           --     $ 2,451,721    $     5,619
Expenses:
   Mortality and expense risk                     373          127          35,621          1,842
                                           ----------     --------     -----------    -----------
Net investment income (loss)                  103,075         (127)      2,416,100          3,777
   Net realized gain (loss)                    (3,769)          72         (31,384)         1,718
   Change in unrealized appreciation
     (depreciation) during the period          17,116       10,718         458,191        360,700
                                           ----------     --------     -----------    -----------
Net increase (decrease) in assets from
  operations                                  116,422       10,663       2,842,907        366,195
                                           ----------     --------     -----------    -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              1,371,767      776,087      23,567,421     11,272,824
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                   (576,308)     (25,156)     (5,575,272)    (1,750,628)
   Net transfers between subaccounts               --           --              --             --
                                           ----------     --------     -----------    -----------
Net increase (decrease) in assets from
  principal transactions                      795,459      750,931      17,992,149      9,522,196
                                           ----------     --------     -----------    -----------
Total increase (decrease) in assets           911,881      761,594      20,835,056      9,888,391

Assets, beginning of period                   761,594           --       9,888,391             --
                                           ----------     --------     -----------    -----------
Assets, end of period                      $1,673,475     $761,594     $30,723,447    $ 9,888,391
                                           ==========     ========     ===========    ===========

--------
(h) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
xx Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.

See accompanying notes.

                                                                             Sub-Account
                                         ------------------------------------------------------------------------------------
                                                                                                   MFS Investors Growth Stock
                                           Lifestyle Moderate Trust          Managed Trust             Series (IC) Trust
                                         ---------------------------- ---------------------------  --------------------------
                                           Year Ended    Year Ended     Year Ended    Year Ended           Year Ended
                                         Dec. 31/06 (g) Dec. 31/05 ##   Dec. 31/06    Dec. 31/05         Dec. 31/05 xx
                                         -------------- ------------- -------------  ------------  --------------------------
Income:
   Dividends                               $   28,124           --    $  14,883,429  $  4,787,911         $    12,459
Expenses:
   Mortality and expense risk                   1,009           52          675,369       938,229                 914
                                           ----------     --------    -------------  ------------         -----------
Net investment income (loss)                   27,115          (52)      14,208,060     3,849,682              11,545
   Net realized gain (loss)                      (118)         123      (10,847,348)       44,809             141,741
   Change in unrealized appreciation
     (depreciation) during the period           5,485        5,458        1,615,416        81,020            (376,635)
                                           ----------     --------    -------------  ------------         -----------
Net increase (decrease) in assets from
  operations                                   32,482        5,529        4,976,128     3,975,511            (223,349)
                                           ----------     --------    -------------  ------------         -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              1,240,169      336,968        6,600,630    14,726,988             454,315
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                   (780,575)     (18,192)    (142,536,722)  (15,698,894)         (3,638,815)
   Net transfers between subaccounts               --           --               --            --                  --
                                           ----------     --------    -------------  ------------         -----------
Net increase (decrease) in assets from
  principal transactions                      459,594      318,776     (135,936,092)     (971,906)         (3,184,500)
                                           ----------     --------    -------------  ------------         -----------
Total increase (decrease) in assets           492,076      324,305     (130,959,964)    3,003,605          (3,407,849)

Assets, beginning of period                   324,305           --      186,585,175   183,581,570           3,407,849
                                           ----------     --------    -------------  ------------         -----------
Assets, end of period                      $  816,381     $324,305    $  55,625,211  $186,585,175                  --
                                           ==========     ========    =============  ============         ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         ------------------------------------------------------
                                         MFS New Discovery Series (IC) MFS Research Series (IC)
                                                     Trust                      Trust
                                         ----------------------------- ------------------------
                                                  Year Ended                  Year Ended
                                                Dec. 31/05 xxx             Dec. 31/05 xxxx
                                         ----------------------------- ------------------------
Income:
   Dividends                                               --                 $   2,503
Expenses:
   Mortality and expense risk                           2,823                       239
                                                  -----------                 ---------
Net investment income (loss)                           (2,823)                    2,264
   Net realized gain (loss)                           680,830                    15,672
   Change in unrealized appreciation
     (depreciation) during the period              (2,043,111)                  (37,939)
                                                  -----------                 ---------
Net increase (decrease) in assets from
  operations                                       (1,365,104)                  (20,003)
                                                  -----------                 ---------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                        330,646                   278,342
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                         (9,263,568)                 (533,513)
   Net transfers between subaccounts                       --                        --
                                                  -----------                 ---------
Net increase (decrease) in assets from
  principal transactions                           (8,932,922)                 (255,171)
                                                  -----------                 ---------
Total increase (decrease) in assets               (10,298,026)                 (275,174)

Assets, beginning of period                        10,298,026                   275,174
                                                  -----------                 ---------
Assets, end of period                                      --                        --
                                                  ===========                 =========

--------
xxx Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005.
xxxx Terminated as an investment option and funds transferred Prfto Total Stock Market Index Trust on May 2, 2005.
(j) Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
### Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ----------------------------------------------------------------------------
                                              Mid Cap Core Trust      Mid Cap Growth Trust    Mid Cap Index Trust
                                         ---------------------------- -------------------- --------------------------
                                           Year Ended    Year Ended        Year Ended       Year Ended   Year Ended
                                         Dec. 31/06 (j) Dec. 31/05 ##    Dec. 31/05 ###     Dec. 31/06  Dec. 31/05 ##
                                         -------------- ------------- -------------------- -----------  -------------
Income:
   Dividends                              $ 1,872,393            --       $  1,245,053     $   307,609            --
Expenses:
   Mortality and expense risk                     646           180             23,109           4,201         1,645
                                          -----------    ----------       ------------     -----------   -----------
Net investment income (loss)                1,871,747          (180)         1,221,944         303,408        (1,645)
   Net realized gain (loss)                (1,816,653)        7,695         (2,785,082)        327,410        46,182
   Change in unrealized appreciation
     (depreciation) during the period         (39,811)       39,796         (2,167,164)        (81,758)      449,125
                                          -----------    ----------       ------------     -----------   -----------
Net increase (decrease) in assets from
  operations                                   15,283        47,311         (3,730,302)        549,060       493,662
                                          -----------    ----------       ------------     -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              8,915,303     1,509,961         11,797,492      17,392,638     6,510,338
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (9,633,460)     (854,398)       (55,462,566)     (5,279,516)   (2,055,106)
   Net transfers between subaccounts               --            --                 --              --            --
                                          -----------    ----------       ------------     -----------   -----------
Net increase (decrease) in assets from
  principal transactions                     (718,157)      655,563        (43,665,074)     12,113,122     4,455,232
                                          -----------    ----------       ------------     -----------   -----------
Total increase (decrease) in assets          (702,874)      702,874        (47,395,376)     12,662,182     4,948,894

Assets, beginning of period                   702,874            --         47,395,376       4,948,894            --
                                          -----------    ----------       ------------     -----------   -----------
Assets, end of period                              --    $  702,874                 --     $17,611,076   $ 4,948,894
                                          ===========    ==========       ============     ===========   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                             Mid Cap Stock Trust        Mid Cap Value Trust
                                         --------------------------- --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- -----------  -------------
Income:
   Dividends                             $  2,834,744            --  $ 1,302,780            --
Expenses:
   Mortality and expense risk                  86,340        54,670        6,668         2,377
                                         ------------  ------------  -----------   -----------
Net investment income (loss)                2,748,404       (54,670)   1,296,112        (2,377)
   Net realized gain (loss)                 3,478,941     2,303,750      (47,574)       37,349
   Change in unrealized appreciation
     (depreciation) during the period         698,014     8,263,934     (281,131)      415,909
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  operations                                6,925,359    10,513,014      967,407       450,881
                                         ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             46,170,550    77,504,679    4,930,457    10,433,433
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (60,108,978)  (22,409,774)  (5,447,007)   (2,999,637)
   Net transfers between subaccounts               --            --           --            --
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                  (13,938,428)   55,094,905     (516,550)    7,433,796
                                         ------------  ------------  -----------   -----------
Total increase (decrease) in assets        (7,013,069)   65,607,919      450,857     7,884,677

Assets, beginning of period                65,607,919            --    7,884,677            --
                                         ------------  ------------  -----------   -----------
Assets, end of period                    $ 58,594,850  $ 65,607,919  $ 8,335,534   $ 7,884,677
                                         ============  ============  ===========   ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
$$  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.
$$$ Renamed on May 2, 2005. Formerly known as Money Market Trust.

See accompanying notes.

                                                                              Sub-Account
                                         -------------------------------------------------------------------------------------
                                               Mid Value Trust           Money Market Trust B        Natural Resources Trust
                                         --------------------------- ----------------------------- ---------------------------
                                          Year Ended    Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                          Dec. 31/06   Dec. 31/05 $$   Dec. 31/06   Dec. 31/05 $$$  Dec. 31/06   Dec. 31/05 ##
                                         ------------  ------------- -------------  -------------- ------------  -------------
Income:
   Dividends                             $  4,585,194  $    816,284  $   6,650,391  $   4,041,814  $  1,972,186            --
Expenses:
   Mortality and expense risk                  69,024        77,250        201,530        208,517        15,232         1,507
                                         ------------  ------------  -------------  -------------  ------------   -----------
Net investment income (loss)                4,516,170       739,034      6,448,861      3,833,297     1,956,954        (1,507)
   Net realized gain (loss)                 2,045,743     1,109,107             --             --      (172,003)       34,363
   Change in unrealized appreciation
     (depreciation) during the period       4,214,119     1,089,246             --             --      (185,419)      588,157
                                         ------------  ------------  -------------  -------------  ------------   -----------
Net increase (decrease) in assets from
  operations                               10,776,032     2,937,387      6,448,861      3,833,297     1,599,532       621,013
                                         ------------  ------------  -------------  -------------  ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             33,404,481    36,592,920    318,479,773    318,041,961    22,844,995     6,953,698
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (39,437,489)  (57,278,902)  (296,758,502)  (325,406,950)  (15,963,819)   (1,866,539)
   Net transfers between subaccounts               --            --             --             --            --            --
                                         ------------  ------------  -------------  -------------  ------------   -----------
Net increase (decrease) in assets from
  principal transactions                   (6,033,008)  (20,685,982)    21,721,271     (7,364,989)    6,881,176     5,087,159
                                         ------------  ------------  -------------  -------------  ------------   -----------
Total increase (decrease) in assets         4,743,024   (17,748,595)    28,170,132     (3,531,692)    8,480,708     5,708,172

Assets, beginning of period                55,105,872    72,854,467    118,842,596    122,374,288     5,708,172            --
                                         ------------  ------------  -------------  -------------  ------------   -----------
Assets, end of period                    $ 59,848,896  $ 55,105,872  $ 147,012,728  $ 118,842,596  $ 14,188,880   $ 5,708,172
                                         ============  ============  =============  =============  ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                            Overseas Equity Trust        Pacific Rim Trust
                                         --------------------------- --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 <<  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- -----------  -------------
Income:
   Dividends                             $  3,258,299  $  1,879,958  $    63,382            --
Expenses:
   Mortality and expense risk                 134,012       132,169       10,642         1,038
                                         ------------  ------------  -----------   -----------
Net investment income (loss)                3,124,287     1,747,789       52,740        (1,038)
   Net realized gain (loss)                 6,707,366     4,746,380      514,331        23,971
   Change in unrealized appreciation
     (depreciation) during the period       3,906,916     5,049,460      (61,460)      497,354
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  operations                               13,738,569    11,543,629      505,611       520,287
                                         ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             22,266,141    29,323,146   10,128,906     6,168,866
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (34,827,249)  (38,624,505)  (9,420,702)   (2,239,382)
   Net transfers between subaccounts               --            --           --            --
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                  (12,561,108)   (9,301,359)     708,204     3,929,484
                                         ------------  ------------  -----------   -----------
Total increase (decrease) in assets         1,177,461     2,242,270    1,213,815     4,449,771

Assets, beginning of period                73,153,920    70,911,650    4,449,771            --
                                         ------------  ------------  -----------   -----------
Assets, end of period                    $ 74,331,381  $ 73,153,920  $ 5,663,586   $ 4,449,771
                                         ============  ============  ===========   ===========

--------
<<  Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                         ------------------------------------------------------------------------------
                                         Quantitative All Cap Trust Quantitative Mid Cap Trust Quantitative Value Trust
                                         -------------------------- -------------------------- ------------------------
                                         Year Ended   Year Ended    Year Ended   Year Ended    Year Ended  Year Ended
                                         Dec. 31/06  Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##  Dec. 31/06 Dec. 31/05 ##
                                         ----------  -------------- ----------  -------------  ---------- -------------
Income:
   Dividends                              $ 11,752     $  2,675     $ 243,841           --     $   1,184          --
Expenses:
   Mortality and expense risk                  144           53           580          161            81          13
                                          --------     --------     ---------     --------     ---------     -------
Net investment income (loss)                11,608        2,622       243,261         (161)        1,103         (13)
   Net realized gain (loss)                    (29)         (63)     (129,952)         394         6,597           8
   Change in unrealized appreciation
     (depreciation) during the period           25       (1,184)     (107,669)      15,795        23,518       2,640
                                          --------     --------     ---------     --------     ---------     -------
Net increase (decrease) in assets from
  operations                                11,604        1,375         5,640       16,028        31,218       2,635
                                          --------     --------     ---------     --------     ---------     -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             187,768       53,018       528,320      709,707       504,238      70,272
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                  (4,099)     (13,378)     (750,647)     (55,264)     (228,497)       (529)
   Net transfers between subaccounts            --           --            --           --            --          --
                                          --------     --------     ---------     --------     ---------     -------
Net increase (decrease) in assets from
  principal transactions                   183,669       39,640      (222,327)     654,443       275,741      69,743
                                          --------     --------     ---------     --------     ---------     -------
Total increase (decrease) in assets        195,273       41,015      (216,687)     670,471       306,959      72,378

Assets, beginning of period                 41,015           --       670,471           --        72,378          --
                                          --------     --------     ---------     --------     ---------     -------
Assets, end of period                     $236,288     $ 41,015     $ 453,784     $670,471     $ 379,337     $72,378
                                          ========     ========     =========     ========     =========     =======

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                             Sub-Account
                                         ------------------------------------------------------
                                         Real Estate Equity Trust  Real Estate Securities Trust
                                         ------------------------ -----------------------------
                                                Year Ended         Year Ended     Year Ended
                                               Dec. 31/05 +        Dec. 31/06    Dec. 31/05 ##
                                         ------------------------ ------------   --------------
Income:
   Dividends                                   $  3,063,543       $ 13,490,037             --
Expenses:
   Mortality and expense risk                        22,242             83,679         51,875
                                               ------------       ------------   ------------
Net investment income (loss)                      3,041,301         13,406,358        (51,875)
   Net realized gain (loss)                       6,832,452          2,399,501        882,137
   Change in unrealized appreciation
     (depreciation) during the period           (10,474,485)         8,637,178      6,952,398
                                               ------------       ------------   ------------
Net increase (decrease) in assets from
  operations                                       (600,732)        24,443,037      7,782,660
                                               ------------       ------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                   15,161,294         53,645,325     88,444,865
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                      (67,270,325)       (52,490,832)   (32,518,889)
   Net transfers between subaccounts                     --                 --             --
                                               ------------       ------------   ------------
Net increase (decrease) in assets from
  principal transactions                        (52,109,031)         1,154,493     55,925,976
                                               ------------       ------------   ------------
Total increase (decrease) in assets             (52,709,763)        25,597,530     63,708,636

Assets, beginning of period                      52,709,763         63,708,636             --
                                               ------------       ------------   ------------
Assets, end of period                                    --       $ 89,306,166   $ 63,708,636
                                               ============       ============   ============

--------
+ Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                           Sub-Account
                                         --------------------------------------------------------------------------------
                                           Real Return Bond Trust   Science & Technology Trust    Short-Term Bond Trust
                                         -------------------------- -------------------------- --------------------------
                                          Year Ended   Year Ended   Year Ended   Year Ended     Year Ended    Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##   Dec. 31/06    Dec. 31/05
                                         -----------  ------------- ----------  -------------- ------------  ------------
Income:
   Dividends                             $   146,325           --          --           --     $  1,993,418  $  1,110,758
Expenses:
   Mortality and expense risk                 41,698          778          61           22          274,832        59,867
                                         -----------   ----------   ---------     --------     ------------  ------------
Net investment income (loss)                 104,627         (778)        (61)         (22)       1,718,586     1,050,891
   Net realized gain (loss)                  (42,006)         (35)          4           54         (383,468)     (251,267)
   Change in unrealized appreciation
     (depreciation) during the period       (343,785)     (23,917)      6,172        1,328        2,901,654       601,672
                                         -----------   ----------   ---------     --------     ------------  ------------
Net increase (decrease) in assets from
  operations                                (281,164)     (24,730)      6,115        1,360        4,236,772     1,401,296
                                         -----------   ----------   ---------     --------     ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            25,446,847    3,870,728     210,744      105,541      137,472,081    41,821,717
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (6,051,953)    (112,606)   (138,104)      (1,742)     (40,338,385)  (48,000,185)
   Net transfers between subaccounts              --           --          --           --               --            --
                                         -----------   ----------   ---------     --------     ------------  ------------
Net increase (decrease) in assets from
  principal transactions                  19,394,894    3,758,122      72,640      103,799       97,133,696    (6,178,468)
                                         -----------   ----------   ---------     --------     ------------  ------------
Total increase (decrease) in assets       19,113,730    3,733,392      78,755      105,159      101,370,468    (4,777,172)

Assets, beginning of period                3,733,392           --     105,159           --       62,020,097    66,797,269
                                         -----------   ----------   ---------     --------     ------------  ------------
Assets, end of period                    $22,847,122   $3,733,392   $ 183,914     $105,159     $163,390,565  $ 62,020,097
                                         ===========   ==========   =========     ========     ============  ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                           Small Cap Growth Trust      Small Cap Index Trust
                                         --------------------------  --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 <   Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------  -----------  -------------
Income:
   Dividends                                       --  $  1,269,416  $   379,141            --
Expenses:
   Mortality and expense risk                 131,474       125,360        9,338         5,790
                                         ------------  ------------  -----------   -----------
Net investment income (loss)                 (131,474)    1,144,056      369,803        (5,790)
   Net realized gain (loss)                 6,381,457     7,923,346      481,079       216,029
   Change in unrealized appreciation
     (depreciation) during the period       1,691,484      (459,676)   1,018,812     1,231,160
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  operations                                7,941,467     8,607,726    1,869,694     1,441,399
                                         ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             29,367,838    32,140,751   12,681,346    13,556,496
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (46,854,960)  (25,286,312)  (5,499,117)   (3,599,244)
   Net transfers between subaccounts               --            --           --            --
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                  (17,487,122)    6,854,439    7,182,229     9,957,252
                                         ------------  ------------  -----------   -----------
Total increase (decrease) in assets        (9,545,655)   15,462,165    9,051,923    11,398,651

Assets, beginning of period                72,227,297    56,765,132   11,398,651            --
                                         ------------  ------------  -----------   -----------
Assets, end of period                    $ 62,681,642  $ 72,227,297  $20,450,574   $11,398,651
                                         ============  ============  ===========   ===========

--------
<   Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                          Sub-Account
                                         ---------------------------------------------------------------------------------
                                         Small Cap Opportunities Trust     Small Cap Trust         Small Cap Value Trust
                                         ----------------------------- ------------------------ --------------------------
                                         Year Ended     Year Ended     Year Ended  Year Ended    Year Ended    Year Ended
                                         Dec. 31/06    Dec. 31/05 ##   Dec. 31/06 Dec. 31/05 ##  Dec. 31/06    Dec. 31/05
                                         ----------    -------------   ---------- ------------- ------------  ------------
Income:
   Dividends                             $   37,175              --    $  51,024           --   $ 16,553,440  $  1,134,127
Expenses:
   Mortality and expense risk                   674           2,260           86           42         79,453        77,332
                                          ----------   ------------    ---------    ---------   ------------  ------------
Net investment income (loss)                 36,501          (2,260)      50,938          (42)    16,473,987     1,056,795
   Net realized gain (loss)                 (11,647)         11,392        3,373          525      4,569,799     4,766,943
   Change in unrealized appreciation
     (depreciation) during the period        55,854          15,168      (16,511)      15,586     (3,964,187)    1,842,265
                                          ----------   ------------    ---------    ---------   ------------  ------------
Net increase (decrease) in assets from
  operations                                 80,708          24,300       37,800       16,069     17,079,599     7,666,003
                                          ----------   ------------    ---------    ---------   ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            1,696,998      13,189,650      568,436      552,559     65,672,213    69,041,756
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (674,208)    (12,759,615)    (386,995)    (113,842)   (77,420,730)  (53,324,570)
   Net transfers between subaccounts             --              --           --           --             --            --
                                          ----------   ------------    ---------    ---------   ------------  ------------
Net increase (decrease) in assets from
  principal transactions                  1,022,790         430,035      181,441      438,717    (11,748,517)   15,717,186
                                          ----------   ------------    ---------    ---------   ------------  ------------
Total increase (decrease) in assets       1,103,498         454,335      219,241      454,786      5,331,082    23,383,189

Assets, beginning of period                 454,335              --      454,786           --     99,882,008    76,498,819
                                          ----------   ------------    ---------    ---------   ------------  ------------
Assets, end of period                    $1,557,833    $    454,335    $ 674,027    $ 454,786   $105,213,090  $ 99,882,008
                                          ==========   ============    =========    =========   ============  ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         -----------------------------------------------------
                                            Small Company Trust     Small Company Value Trust
                                         -------------------------  --------------------------
                                          Year Ended   Year Ended    Year Ended   Year Ended
                                          Dec. 31/06  Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         -----------  ------------- -----------  -------------
Income:
   Dividends                             $   130,604           --   $   389,527           --
Expenses:
   Mortality and expense risk                    513          121         2,588          702
                                         -----------    ---------   -----------   ----------
Net investment income (loss)                 130,091         (121)      386,939         (702)
   Net realized gain (loss)                 (124,367)         239        80,018       13,642
   Change in unrealized appreciation
     (depreciation) during the period          8,921        5,667       (23,320)      55,862
                                         -----------    ---------   -----------   ----------
Net increase (decrease) in assets from
  operations                                  14,645        5,785       443,637       68,802
                                         -----------    ---------   -----------   ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             2,617,505      561,965     4,313,381    2,861,253
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,561,198)    (117,916)   (4,046,495)    (506,726)
   Net transfers between subaccounts              --           --            --           --
                                         -----------    ---------   -----------   ----------
Net increase (decrease) in assets from
  principal transactions                   1,056,307      444,049       266,886    2,354,527
                                         -----------    ---------   -----------   ----------
Total increase (decrease) in assets        1,070,952      449,834       710,523    2,423,329

Assets, beginning of period                  449,834           --     2,423,329           --
                                         -----------    ---------   -----------   ----------
Assets, end of period                    $ 1,520,786    $ 449,834   $ 3,133,852   $2,423,329
                                         ===========    =========   ===========   ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ----------------------------------------------------------------------------
                                           Special Value Trust       Strategic Bond Trust     Strategic Income Trust
                                         ------------------------ -------------------------- ------------------------
                                         Year Ended  Year Ended    Year Ended   Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ---------- ------------- -----------  ------------- ---------- -------------
Income:
   Dividends                              $ 10,335          --    $   247,616            --   $  9,317    $   3,459
Expenses:
   Mortality and expense risk                   20           9          3,357           411        205           98
                                          --------    --------    -----------   -----------   --------    ---------
Net investment income (loss)                10,315          (9)       244,259          (411)     9,112        3,361
   Net realized gain (loss)                 (8,941)        372       (110,700)        1,322       (932)         695
   Change in unrealized appreciation
     (depreciation) during the period        1,557      (1,587)       271,575        46,321         38       (2,758)
                                          --------    --------    -----------   -----------   --------    ---------
Net increase (decrease) in assets from
  operations                                 2,931      (1,224)       405,134        47,232      8,218        1,298
                                          --------    --------    -----------   -----------   --------    ---------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              12,283     164,777     10,983,456     3,931,329    267,215      317,394
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (93,710)    (66,008)    (7,018,340)   (1,469,309)   (56,608)    (231,860)
   Net transfers between subaccounts            --          --             --            --         --           --
                                          --------    --------    -----------   -----------   --------    ---------
Net increase (decrease) in assets from
  principal transactions                   (81,427)     98,769      3,965,116     2,462,020    210,607       85,534
                                          --------    --------    -----------   -----------   --------    ---------
Total increase (decrease) in assets        (78,496)     97,545      4,370,250     2,509,252    218,825       86,832

Assets, beginning of period                 97,545          --      2,509,252            --     86,832           --
                                          --------    --------    -----------   -----------   --------    ---------
Assets, end of period                     $ 19,049    $ 97,545    $ 6,879,502   $ 2,509,252   $305,657    $  86,832
                                          ========    ========    ===========   ===========   ========    =========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ----------------------------------------------------------
                                         Strategic Opportunities Trust    Strategic Value Trust
                                         ----------------------------- ----------------------------
                                         Year Ended     Year Ended       Year Ended    Year Ended
                                         Dec. 31/06    Dec. 31/05 ##   Dec. 31/06 (k) Dec. 31/05 ##
                                         ----------    --------------- -------------- -------------
Income:
   Dividends                             $      55             --         $ 13,079            --
Expenses:
   Mortality and expense risk                  416             11               18             8
                                         ---------       --------         --------       -------
Net investment income (loss)                  (361)           (11)          13,061            (8)
   Net realized gain (loss)                  2,238           (131)         (11,924)            2
   Change in unrealized appreciation
     (depreciation) during the period       15,932          1,535              (55)           54
                                         ---------       --------         --------       -------
Net increase (decrease) in assets from
  operations                                17,809          1,393            1,082            48
                                         ---------       --------         --------       -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             416,294         53,719           53,917        12,443
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (119,171)       (16,216)         (67,347)         (143)
   Net transfers between subaccounts            --             --               --            --
                                         ---------       --------         --------       -------
Net increase (decrease) in assets from
  principal transactions                   297,123         37,503          (13,430)       12,300
                                         ---------       --------         --------       -------
Total increase (decrease) in assets        314,932         38,896          (12,348)       12,348

Assets, beginning of period                 38,896             --           12,348            --
                                         ---------       --------         --------       -------
Assets, end of period                    $ 353,828       $ 38,896               --       $12,348
                                         =========       ========         ========       =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(k) Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.
++ Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005.

See accompanying notes.

                                                                           Sub-Account
                                         ----------------------------------------------------------------------------------
                                         Total Return Bond Trust     Total Return Trust      Total Stock Market Index Trust
                                         ----------------------- --------------------------- ------------------------------
                                               Year Ended         Year Ended    Year Ended     Year Ended     Year Ended
                                              Dec. 31/05 ++       Dec. 31/06   Dec. 31/05 ##   Dec. 31/06    Dec. 31/05 ##
                                         ----------------------- ------------  ------------- --------------  --------------
Income:
   Dividends                                  $    393,772       $  1,012,805            --  $    495,128              --
Expenses:
   Mortality and expense risk                        3,135             97,647         9,573        43,470          33,605
                                              ------------       ------------  ------------   ------------   ------------
Net investment income (loss)                       390,637            915,158        (9,573)      451,658         (33,605)
   Net realized gain (loss)                       (163,670)           (32,172)       17,454     1,551,566         871,912
   Change in unrealized appreciation
     (depreciation) during the period               (2,105)           942,013       317,407     2,711,778       3,149,755
                                              ------------       ------------  ------------   ------------   ------------
Net increase (decrease) in assets from
  operations                                       224,862          1,824,999       325,288     4,715,002       3,988,062
                                              ------------       ------------  ------------   ------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  11,572,675        109,557,356    47,813,651     9,925,802      56,940,063
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                     (26,269,814)       (42,606,697)  (20,466,376)  (16,140,784)    (25,939,411)
   Net transfers between subaccounts                    --                 --            --            --              --
                                              ------------       ------------  ------------   ------------   ------------
Net increase (decrease) in assets from
  principal transactions                       (14,697,139)        66,950,659    27,347,275    (6,214,982)     31,000,652
                                              ------------       ------------  ------------   ------------   ------------
Total increase (decrease) in assets            (14,472,277)        68,775,658    27,672,563    (1,499,980)     34,988,714

Assets, beginning of period                     14,472,277         27,672,563            --    34,988,714              --
                                              ------------       ------------  ------------   ------------   ------------
Assets, end of period                                   --       $ 96,448,221  $ 27,672,563  $ 33,488,734    $ 34,988,714
                                              ============       ============  ============   ============   ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         --------------------------------------------------------
                                          Turner Core Growth Trust         U.S. Core Trust
                                         --------------------------  ----------------------------
                                          Year Ended    Year Ended     Year Ended    Year Ended
                                          Dec. 31/06    Dec. 31/05   Dec. 31/06 (i) Dec. 31/05 ##
                                         ------------  ------------  -------------- -------------
Income:
   Dividends                             $  2,245,365  $    191,938   $   108,458           --
Expenses:
   Mortality and expense risk                  22,605        22,146           569          190
                                         ------------  ------------   -----------     --------
Net investment income (loss)                2,222,760       169,792       107,889         (190)
   Net realized gain (loss)                 3,459,835     1,357,898       (33,572)         207
   Change in unrealized appreciation
     (depreciation) during the period      (1,527,847)    4,204,726         9,711        9,718
                                         ------------  ------------   -----------     --------
Net increase (decrease) in assets from
  operations                                4,154,748     5,732,416        84,028        9,735
                                         ------------  ------------   -----------     --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             37,568,895    36,738,770     1,162,106      820,887
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (39,081,839)  (31,058,602)   (1,041,026)     (75,883)
   Net transfers between subaccounts               --            --            --           --
                                         ------------  ------------   -----------     --------
Net increase (decrease) in assets from
  principal transactions                   (1,512,944)    5,680,168       121,080      745,004
                                         ------------  ------------   -----------     --------
Total increase (decrease) in assets         2,641,804    11,412,584       205,108      754,739

Assets, beginning of period                48,148,710    36,736,126       754,739           --
                                         ------------  ------------   -----------     --------
Assets, end of period                    $ 50,790,514  $ 48,148,710   $   959,847     $754,739
                                         ============  ============   ===========     ========

--------
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                    Sub-Account
                                                     --------------------------------------------------------------------------
                                                       U.S. Global Leaders        U.S. Government          U.S. High Yield
                                                           Growth Trust           Securities Trust            Bond Trust
                                                     -----------------------  ------------------------ ------------------------
                                                     Year Ended  Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                                     Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                                     ---------- ------------- ---------- ------------- ---------- -------------
Income:
   Dividends                                          $    917     $   398    $   6,912          --     $ 21,800          --
Expenses:
   Mortality and expense risk                              367           2          215          71          567          86
                                                      --------     -------    ---------    --------     --------    --------
Net investment income (loss)                               550         396        6,697         (71)      21,233         (86)
   Net realized gain (loss)                               (621)        (68)        (714)         18       (1,565)         20
   Change in unrealized appreciation (depreciation)
     during the period                                     843        (610)         532         260       15,841       2,264
                                                      --------     -------    ---------    --------     --------    --------
Net increase (decrease) in assets from operations          772        (282)       6,515         207       35,509       2,198
                                                      --------     -------    ---------    --------     --------    --------
Changes from principal transactions:
   Net premiums from policyholders and transfers to
     policy loans                                      392,784      24,356      516,441      69,587      220,632     282,697
   Transfer to policyholders for benefits,
     terminations and policy loans                     (54,918)     (3,238)    (297,108)    (10,962)     (68,740)     (4,729)
   Net transfers between subaccounts                        --          --           --          --           --          --
                                                      --------     -------    ---------    --------     --------    --------
Net increase (decrease) in assets from principal
  transactions                                         337,866      21,118      219,333      58,625      151,892     277,968
                                                      --------     -------    ---------    --------     --------    --------
Total increase (decrease) in assets                    338,638      20,836      225,848      58,832      187,401     280,166

Assets, beginning of period                             20,836          --       58,832          --      280,166          --
                                                      --------     -------    ---------    --------     --------    --------
Assets, end of period                                 $359,474     $20,836    $ 284,680    $ 58,832     $467,567    $280,166
                                                      ========     =======    =========    ========     ========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                            U.S. Large Cap Trust          Utilities Trust
                                         --------------------------- --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- -----------  -------------
Income:
   Dividends                             $     18,304            --  $   308,200            --
Expenses:
   Mortality and expense risk                   2,005           680        6,465         1,557
                                         ------------   -----------  -----------   -----------
Net investment income (loss)                   16,299          (680)     301,735        (1,557)
   Net realized gain (loss)                   661,197        25,825      164,232        (5,564)
   Change in unrealized appreciation
     (depreciation) during the period         (75,895)      166,085      524,582        88,580
                                         ------------   -----------  -----------   -----------
Net increase (decrease) in assets from
  operations                                  601,601       191,230      990,549        81,459
                                         ------------   -----------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             13,034,229     5,143,045    7,016,454     4,994,879
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (13,413,077)   (3,059,748)  (5,491,963)   (3,103,633)
   Net transfers between subaccounts               --            --           --            --
                                         ------------   -----------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                     (378,848)    2,083,297    1,524,491     1,891,246
                                         ------------   -----------  -----------   -----------
Total increase (decrease) in assets           222,753     2,274,527    2,515,040     1,972,705

Assets, beginning of period                 2,274,527            --    1,972,705            --
                                         ------------   -----------  -----------   -----------
Assets, end of period                    $  2,497,280   $ 2,274,527  $ 4,487,745   $ 1,972,705
                                         ============   ===========  ===========   ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.


                                                                Sub-Account
                                         ---------------------------------------------------------
                                               Value Trust                      Total
                                         -----------------------  --------------------------------
                                                      Year Ended
                                          Year Ended     Dec.        Year Ended       Year Ended
                                          Dec. 31/06   31/05 ##      Dec. 31/06       Dec. 31/05
                                         -----------  ----------  ---------------  ---------------
Income:
   Dividends                             $   267,567          --  $   146,942,069  $    67,288,233
Expenses:
   Mortality and expense risk                  1,443          86        4,288,716        4,178,286
                                         -----------  ----------  ---------------  ---------------
Net investment income (loss)                 266,124         (86)     142,653,353       63,109,947
   Net realized gain (loss)                  (10,712)        493       54,625,640       73,199,823
   Change in unrealized appreciation
     (depreciation) during the period        127,332      39,520      136,285,348       14,537,731
                                         -----------  ----------  ---------------  ---------------
Net increase (decrease) in assets from
  operations                                 382,744      39,927      333,564,341      150,847,501
                                         -----------  ----------  ---------------  ---------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             3,244,808   1,219,163    1,876,237,051    2,131,006,256
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,950,400)     (8,557)  (1,897,505,622)  (2,082,232,286)
   Net transfers between subaccounts              --          --               --               --
                                         -----------  ----------  ---------------  ---------------
Net increase (decrease) in assets from
  principal transactions                   1,294,408   1,210,606      (21,268,571)      48,773,970
                                         -----------  ----------  ---------------  ---------------
Total increase (decrease) in assets        1,677,152   1,250,533      312,295,770      199,621,471

Assets, beginning of period                1,250,533          --    2,457,806,397    2,258,184,926
                                         -----------  ----------  ---------------  ---------------
Assets, end of period                    $ 2,927,685  $1,250,533  $ 2,770,102,167  $ 2,457,806,397
                                         ===========  ==========  ===============  ===============

                     John Hancock Variable Life Account S

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Variable Life Account S is a separate investment account of John Hancock Variable Life Insurance Company (the "Company" or JHVLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eighty-four active investment sub-accounts. Each investment sub-account invests solely in shares of a particular John Hancock Trust ("the Trust") portfolio or of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the "Contracts") issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

          Previous Name                        New Name              Effective Date
----------------------------------  -------------------------------  --------------
Growth & Income Trust               U.S. Core Trust                   May 1, 2006
Growth & Income II Trust            Growth & Income Trust             May 1, 2006
International Stock Trust           International Core Trust          May 1, 2006
Lifestyle Balanced 640 Trust        Lifestyle Balanced Trust          May 1, 2006
Lifestyle Moderate 460 Trust        Lifestyle Moderate Trust          May 1, 2006
Lifestyle Aggressive 1000 Trust     Lifestyle Aggressive Trust        May 1, 2006
Lifestyle Growth 820 Trust          Lifestyle Growth Trust            May 1, 2006
Lifestyle Conservative 280 Trust    Lifestyle Conservative Trust      May 1, 2006

                     John Hancock Variable Life Account S

Effective May 1, 2006, the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account as follows:

              Terminated                Fund Transferred To
              ----------                -------------------
              Large Cap Growth Trust    Capital Appreciation
              Series 0                  Trust

Effective December 4, 2006, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

              Terminated                Funds Transferred To
              ----------                --------------------
              Mid Cap Core Trust        Mid Cap Index Trust
              Strategic Value Trust     Large Cap Value Trust
                                        Series 0

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

                     John Hancock Variable Life Account S

4. Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the "Code"). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

5. Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

6. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                    Purchases     Sales
                                                   ----------- -----------
      Sub-accounts:
         500 Index Trust B                         $77,130,979 $87,253,938
         Active Bond Trust                          11,712,522  31,670,586
         All Asset Trust                             4,045,783   1,892,653
         All Cap Core Trust                            104,221     219,934
         All Cap Growth Trust                          490,836     149,316
         All Cap Value Trust                         4,461,169     466,409
         American Blue Chip Income & Growth Trust    1,845,906     521,539
         American Bond Trust                         2,256,501   1,995,356
         American Growth Trust                      17,808,596   3,517,130
         American Growth-Income Trust                1,466,196   1,004,596
         American International Trust               14,288,914   7,598,335
         Blue Chip Growth Trust                     11,775,017  18,168,390
         Bond Index Trust B                         16,675,531  22,391,290
         Brandes International Equity Trust         38,664,520  18,104,817
         Business Opportunity Value Trust            6,519,988   1,670,839

                     John Hancock Variable Life Account S

                                                Purchases      Sales
                                               ------------ ------------
       Sub-accounts:
          Capital Appreciation Trust           $ 43,747,450 $ 14,759,321
          Classic Value Trust                    18,275,874   17,174,998
          Core Bond Trust                           829,314       49,142
          Core Equity Trust                       2,073,845      389,438
          CSI Equity Trust                            3,353        3,266
          Dynamic Growth Trust                      186,209       73,502
          Emerging Growth Trust                   2,678,192      275,225
          Emerging Small Company Trust              236,579       91,640
          Equity-Income Trust                    46,405,878   54,779,050
          Financial Services Trust                1,998,309    2,102,349
          Frontier Capital Appreciation Trust    20,447,488   14,293,369
          Fundamental Value Trust Series 0        5,171,098    4,209,702
          Global Allocation Trust                   956,805      381,726
          Global Bond Trust Series 0              7,098,257    9,665,106
          Global Trust                            1,055,143      305,933
          Growth & Income Trust                  18,638,491  104,136,099
          Health Sciences Trust Series 0          4,980,290    4,259,247
          High Yield Trust                        5,171,524    3,993,036
          Income & Value Trust                    1,404,206      671,380
          International Core Trust               11,510,888    2,071,251
          International Equity Index Trust B     33,345,318   23,477,012
          International Opportunities Trust       5,958,463    4,742,602
          International Small Cap Trust           4,557,434    1,979,418
          International Value Trust              14,284,062    3,118,887
          Investment Quality Bond Trust          22,784,127      259,786
          Large Cap Growth Trust Series 0         3,046,118   38,429,710
          Large Cap Trust                         1,213,158      995,132
          Large Cap Value Trust Series 0          7,799,940   17,862,414
          Lifestyle Aggressive Trust              5,714,769    1,372,633
          Lifestyle Balanced Trust               12,736,402    2,390,568
          Lifestyle Conservative Trust            1,452,902      554,368
          Lifestyle Growth Trust                 23,158,823    2,750,575
          Lifestyle Moderate Trust                1,070,482      583,773
          Managed Trust                          20,151,525  141,879,558
          Mid Cap Core Trust                     10,296,385    9,142,793
          Mid Cap Index Trust                    15,864,219    3,447,688
          Mid Cap Stock Trust                    35,320,396   46,510,420
          Mid Cap Value Trust                     4,454,753    3,675,190
          Mid Value Trust                        22,153,621   23,670,458
          Money Market Trust B                  216,474,303  188,304,170
          Natural Resources Trust                14,003,048    5,164,919
          Overseas Equity Trust                  13,562,079   22,998,899
          Pacific Rim Trust                       6,117,385    5,356,442
          Quantitative All Cap Trust                198,098        2,820
          Quantitative Mid Cap Trust                930,889      909,955

                     John Hancock Variable Life Account S

                                              Purchases        Sales
                                            -------------- --------------
       Sub-accounts:
          Quantitative Value Trust          $      418,037 $      141,193
          Real Estate Securities Trust          36,166,384     21,605,533
          Real Return Bond Trust                21,851,141      2,351,622
          Science & Technology Trust               171,223         98,644
          Short-Term Bond Trust                123,541,720     24,689,437
          Small Cap Growth Trust                12,683,546     30,302,142
          Small Cap Index Trust                 11,358,662      3,806,630
          Small Cap Opportunities Trust          1,749,731        690,441
          Small Cap Trust                          614,623        382,245
          Small Cap Value Trust                 47,160,079     42,434,609
          Small Company Trust                    2,131,022        944,623
          Small Company Value Trust              2,731,473      2,077,650
          Special Value Trust                      112,187        183,299
          Strategic Bond Trust                   7,587,211      3,377,837
          Strategic Income Trust                   263,235         43,516
          Strategic Opportunities Trust            387,873         91,111
          Strategic Value Trust                     66,995         67,365
          Total Return Trust                    71,747,817      3,882,003
          Total Stock Market Index Trust         5,438,807     11,202,129
          Turner Core Growth Trust              12,264,265     11,554,443
          U.S. Core Trust                          670,718        441,750
          U.S. Global Leaders Growth Trust         392,718         54,302
          U.S. Government Securities Trust         504,855        278,825
          U.S. High Yield Bond Trust               242,380         69,256
          U.S. Large Cap Trust                  11,976,913     12,339,461
          Utilities Trust                        3,825,311      1,999,085
          Value Trust                            3,175,639      1,615,107
                                            -------------- --------------
                                            $1,277,999,136 $1,156,614,356
                                            ============== ==============

                     John Hancock Variable Life Account S

7. Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHVLICO.

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                               Sub-Account
                                         --------------------------------------------------------------------------------------
                                                                            500 Index Trust B
                                         --------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06    Dec. 31/05 <<<     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  -------------------
Units, end of year (000s)                         21,785          22,550           22,008           16,780               14,262
                                         ===============  ==============  ===============  ===============  ===================
Unit Fair Value $                         21.08 to 25.20  18.25 to 21.81   19.74 to 20.84   18.82 to 17.94       15.15 to 12.69

Assets, end of year $(000's)                     506,217         453,995          422,233          296,897              196,772

Investment income ratio*                            1.14%           0.45%            1.89%            3.06%                1.40%
Expense ratio lowest to highest**          0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.60%
Total return lowest to highest***        14.85% to 15.56%  4.00% to 6.52% 10.01% to 11.70% 27.63% to 28.42% (20.23)% to (19.71)%

--------
<<< Renamed on May 2, 2005. Formerly known as Equity Index Trust.

                                                                           Sub-Account
                                         ------------------------------------------------------------------------------
                                                                        Active Bond Trust
                                         ------------------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                           Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                         2,378           3,392           3,423           3,600           3,869
                                         ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                        17.72 to 43.05  16.95 to 41.17  18.99 to 40.14  38.32 to 18.24  35.78 to 14.75

Assets, end of year $(000's)                     54,337          73,175          73,314          73,208          71,584

Investment income ratio*                           2.88%           1.30%           3.43%           4.40%           5.12%
Expense ratio lowest to highest**         0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***         3.90% to 4.54%  0.98% to 2.55%  4.10% to 4.75%  5.81% to 6.48%  5.97% to 6.62%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               ------------------------------
                                                       All Asset Trust
                                               ------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  --------------
Units, end of year (000s)                                 675             507
                                               ==============  ==============
Unit Fair Value $                              10.85 to 10.97  10.46 to 10.51

Assets, end of year $(000's)                            7,395           5,321

Investment income ratio*                                 5.15%           5.40%
Expense ratio lowest to highest**               0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***               3.71% to 4.36%  4.64% to 5.08%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                             --------------------------------
                                                    All Cap Core Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                  5               15
                                             ===============  ===============
Unit Fair Value $                             12.85 to 12.98   11.27 to 11.31

Assets, end of year $(000's)                              67              171

Investment income ratio*                                1.49%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            14.06% to 14.77% 12.67% to 13.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              -------------------------------
                                                    All Cap Growth Trust
                                              -------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                              --------------  ---------------
Units, end of year (000s)                                 33                5
                                              ==============  ===============
Unit Fair Value $                             12.29 to 12.42   11.60 to 11.65

Assets, end of year $(000's)                             410               53

Investment income ratio*                                0.00%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              5.96% to 6.63% 16.00% to 16.48%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                             --------------------------------
                                                    All Cap Value Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                325               29
                                             ===============  ===============
Unit Fair Value $                             12.51 to 12.64   11.06 to 11.11

Assets, end of year $(000's)                           4,093              319

Investment income ratio*                                0.91%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            13.11% to 13.82% 10.61% to 11.06%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                American Blue Chip Income &
                                                       Growth Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                117                8
                                             ===============  ===============
Unit Fair Value $                             12.86 to 12.99   11.06 to 11.10

Assets, end of year $(000's)                           1,519               90

Investment income ratio*                                0.36%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            16.27% to 16.99% 10.57% to 11.04%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                Sub-Account
                                                            -------------------
                                                            American Bond Trust
                                                            -------------------
                                                                Year Ended
                                                              Dec. 31/06 (l)
                                                            -------------------
Units, end of year (000s)                                                 25
                                                              ==============
Unit Fair Value $                                             10.70 to 10.78

Assets, end of year $(000's)                                             274

Investment income ratio*                                                0.00%
Expense ratio lowest to highest**                              0.00% to 0.63%
Total return lowest to highest***                              5.90% to 6.57%
--------
(l) Fund available in prior year but no activity.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              -------------------------------
                                                   American Growth Trust
                                              -------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                              --------------  ---------------
Units, end of year (000s)                              1,878              776
                                              ==============  ===============
Unit Fair Value $                             13.01 to 13.15   11.92 to 11.97

Assets, end of year $(000's)                          24,649            9,287

Investment income ratio*                                0.26%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              9.11% to 9.80% 19.21% to 19.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                              -------------------------------
                                                American Growth-Income Trust
                                              -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  --------------
Units, end of year (000s)                                 221             185
                                              ===============  ==============
Unit Fair Value $                              12.48 to 12.61  10.94 to 10.99

Assets, end of year $(000's)                            2,779           2,030

Investment income ratio*                                 1.02%           0.00%
Expense ratio lowest to highest**               0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***             14.08% to 14.80%  9.41% to 9.87%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                               American International Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                830              341
                                             ===============  ===============
Unit Fair Value $                             14.56 to 14.72   12.36 to 12.41

Assets, end of year $(000's)                          12,189            4,225

Investment income ratio*                                0.69%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            17.79% to 18.54% 23.63% to 24.15%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                              -------------------------------
                                                   Blue Chip Growth Trust
                                              -------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                              --------------  ---------------
Units, end of year (000s)                              4,525            4,906
                                              ==============  ===============
Unit Fair Value $                             16.49 to 61.21   15.05 to 55.85

Assets, end of year $(000's)                         104,836          101,886

Investment income ratio*                                0.25%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              8.90% to 9.59% 13.08% to 13.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                    Sub-Account
                                  ------------------------------------------------------------------------------
                                                                Bond Index Trust B
                                  ------------------------------------------------------------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                  --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                  2,694           3,178           3,392           3,960           3,637
                                  ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                 15.06 to 15.89  14.56 to 15.27  14.31 to 14.91  14.33 to 13.84  13.73 to 13.34

Assets, end of year $(000's)              42,252          47,871          50,018          56,219          49,917

Investment income ratio*                    3.65%           1.59%           4.49%           4.34%           5.43%
Expense ratio lowest to highest**  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***  3.42% to 4.07%  1.77% to 2.54%  3.40% to 4.05%  2.96% to 3.06%  8.46% to 9.14%

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                            Brandes International Equity Trust
                                  --------------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  -------------------
Units, end of year (000s)                   4,688           4,493            4,601            3,928                3,638
                                  ===============  ==============  ===============  ===============  ===================
Unit Fair Value $                  32.13 to 34.84  25.50 to 27.49   23.22 to 24.55   19.80 to 18.84       13.88 to 12.99

Assets, end of year $(000's)              157,312         118,830          109,760           75,588               47,583

Investment income ratio*                     1.49%           1.43%            1.32%            1.26%                1.34%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return lowest to highest*** 25.99% to 26.78% 9.86% to 12.47% 23.22% to 24.00% 46.51% to 47.42% (14.27)% to (13.68)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                     Sub-Account
                                  --------------------------------------------------------------------------------
                                                           Business Opportunity Value Trust
                                  --------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03      Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  -------------
Units, end of year (000s)                   1,463           1,238              707              275             95
                                  ===============  ==============  ===============  ===============  =============
Unit Fair Value $                  14.88 to 15.32  13.14 to 13.45   12.27 to 12.47   10.18 to 10.07           8.06

Assets, end of year $(000's)               22,358          16,627            8,807            2,799            747

Investment income ratio*                     0.55%           0.67%            1.09%            1.02%          1.29%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63% 0.00% to 0.05%
Total return lowest to highest*** 13.18% to 13.89%  7.13% to 9.06% 21.84% to 22.59% 18.15% to 18.73%        (19.08)%

                                                         Sub-Account
                                               -------------------------------
                                                  Capital Appreciation Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                               3,046              843
                                               ==============  ===============
Unit Fair Value $                              12.30 to 12.43   12.10 to 12.15

Assets, end of year $(000's)                           37,751           10,239

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               1.73% to 2.38% 20.95% to 21.45%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                     Classic Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 359              224
                                              ===============  ===============
Unit Fair Value $                              12.96 to 13.09   11.22 to 11.27

Assets, end of year $(000's)                            4,695            2,522

Investment income ratio*                                 0.72%            2.45%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             15.43% to 16.14% 12.24% to 12.71%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                        Core Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  114              39
                                                ==============  ==============
Unit Fair Value $                               10.37 to 10.48  10.06 to 10.10

Assets, end of year $(000's)                             1,197             391

Investment income ratio*                                  2.20%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.10% to 3.76%  0.61% to 1.04%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                      Core Equity Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 253              114
                                               ==============  ===============
Unit Fair Value $                              12.19 to 12.31   11.49 to 11.54

Assets, end of year $(000's)                            3,113            1,320

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               6.07% to 6.73% 14.89% to 15.37%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                           Sub-Account
                                  --------------------------------------------------------------
                                                         CSI Equity Trust
                                  --------------------------------------------------------------
                                  Year Ended   Year Ended     Year Ended   Year Ended Year Ended
                                  Dec. 31/06   Dec. 31/05     Dec. 31/04   Dec. 31/03 Dec. 31/02
                                  ---------- -------------  -------------  ---------- ----------
Units, end of year (000s)              12               12             10        6          3
                                    =====    =============  =============    =====      =====
Unit Fair Value $                   17.01            14.43          13.76    12.44       9.93

Assets, end of year $(000's)          202              173            136       81         27

Investment income ratio*             0.81%            0.72%          0.97%    0.23%         a
Expense ratio lowest to highest**    0.00%            0.00% 0.00% to 0.63%    0.00%      0.00%
Total return lowest to highest***   17.90%   4.90% to 6.73%         10.64%   25.22%     (0.70)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                    Dynamic Growth Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                  35               27
                                              ===============  ===============
Unit Fair Value $                              12.83 to 12.96   11.65 to 11.70

Assets, end of year $(000's)                              454              310

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             10.14% to 10.83% 16.47% to 16.96%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                    Emerging Growth Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 180               22
                                              ===============  ===============
Unit Fair Value $                              13.20 to 13.34   11.91 to 11.96

Assets, end of year $(000's)                            2,393              262

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             10.90% to 11.59% 19.06% to 19.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                 Emerging Small Company Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  21                9
                                               ==============  ===============
Unit Fair Value $                              11.75 to 11.87   11.54 to 11.59

Assets, end of year $(000's)                              243              104

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               1.80% to 2.44% 15.43% to 15.92%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                     Equity-Income Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                6,974           7,842
                                               ===============  ==============
Unit Fair Value $                               27.41 to 29.30  23.17 to 24.61

Assets, end of year $(000's)                           199,726         188,954

Investment income ratio*                                  1.56%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              18.31% to 19.05%  6.41% to 6.85%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                  Financial Services Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 123              130
                                              ===============  ===============
Unit Fair Value $                              12.87 to 22.83   10.51 to 18.53

Assets, end of year $(000's)                            1,877            1,533

Investment income ratio*                                 0.37%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             22.39% to 23.16% 14.45% to 14.94%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  ---------------------------------------------------------------------------------------
                                                            Frontier Capital Appreciation Trust
                                  ---------------------------------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ----------------  --------------  ---------------  -------------------
Units, end of year (000s)                   1,796             1,770           2,618            2,324                1,862
                                  ===============  ================  ==============  ===============  ===================
Unit Fair Value $                  33.62 to 42.01    28.91 to 36.13  29.93 to 30.42   27.82 to 27.55       18.93 to 15.17

Assets, end of year $(000's)               64,001            54,635          69,531           56,964               29,688

Investment income ratio*                     0.00%             0.00%              a                a                    a
Expense ratio lowest to highest**   0.00% to 0.63%    0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return lowest to highest*** 15.62% to 16.35% 14.41% to 20.97 %  8.65% to 9.33% 54.92% to 55.89% (23.72)% to (23.23)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                              Fundamental Value Trust Series 0
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 561              495
                                              ===============  ===============
Unit Fair Value $                              12.55 to 12.68   11.03 to 11.07

Assets, end of year $(000's)                            7,114            5,484

Investment income ratio*                                 0.71%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             13.83% to 14.55% 10.25% to 10.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                   Global Allocation Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                   87              38
                                               ===============  ==============
Unit Fair Value $                               12.18 to 12.31  10.79 to 10.84

Assets, end of year $(000's)                             1,071             415

Investment income ratio*                                  0.97%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              12.87% to 13.58%  7.94% to 8.40%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                 Global Bond Trust Series 0
                                             --------------------------------
                                               Year Ended       Year Ended
                                               Dec. 31/06      Dec. 31/05 ##
                                             --------------  ----------------
Units, end of year (000s)                             1,344             1,493
                                             ==============  ================
Unit Fair Value $                            18.89 to 20.41    17.95 to 19.39

Assets, end of year $(000's)                         26,025            27,551

Investment income ratio*                               0.00%             0.00%
Expense ratio lowest to highest**             0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***             4.62% to 5.27% (6.36)% to (5.97)%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                        Global Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                  95               33
                                              ===============  ===============
Unit Fair Value $                              13.43 to 13.57   11.22 to 11.27

Assets, end of year $(000's)                            1,286              367

Investment income ratio*                                 1.33%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             19.68% to 20.42% 12.22% to 12.69%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                          Sub-Account
                                   ---------------------------------------------------------------------------------------
                                                                     Growth & Income Trust
                                   ---------------------------------------------------------------------------------------
                                      Year Ended       Year Ended        Year Ended       Year Ended         Year Ended
                                    Dec. 31/06 (a)   Dec. 31/05 ####     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ----------------  ---------------  ---------------  ------------------
Units, end of year (000s)                    3,822             6,032            6,351            6,074               6,132
                                   ===============  ================  ===============  ===============  ==================
Unit Fair Value $                   18.41 to 78.98    16.34 to 70.07   23.63 to 64.29   57.94 to 21.43      48.11 to 11.24

Assets, end of year $(000's)               103,164           184,912          177,102          137,958             111,605

Investment income ratio*                      0.68%             0.17%            1.13%            0.91%               0.74%
Expense` ratio lowest to highest**   0.00% to 0.63%    0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest***  12.02% to 12.72% (3.20)% to 11.09% 10.27% to 10.96% 23.57% to 24.35% (20.16)% to (19.62)%

--------
(a) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust. #### Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

                                                         Sub-Account
                                               -------------------------------
                                                Health Sciences Trust Series 0
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
 Units, end of year (000s)                                406              397
                                               ==============  ===============
 Unit Fair Value $                             14.15 to 14.66   13.13 to 13.52

 Assets, end of year $(000's)                           5,892            5,322

 Investment income ratio*                                0.00%            0.00%
 Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
 Total return lowest to highest***              7.77% to 8.44% 22.60% to 23.11%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                       High Yield Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                1,556           1,554
                                                ==============  ==============
Unit Fair Value $                               12.14 to 12.82  11.06 to 11.61

Assets, end of year $(000's)                            19,526          17,692

Investment income ratio*                                  6.47%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***               9.77% to 10.48%  6.16% to 6.61%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                     Income & Value Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  113              47
                                                ==============  ==============
Unit Fair Value $                               11.68 to 11.80  10.80 to 10.85

Assets, end of year $(000's)                             1,329             509

Investment income ratio*                                  2.37%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.10% to 8.77%  8.04% to 8.49%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                  International Core Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (c)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 696               50
                                              ===============  ===============
Unit Fair Value $                              14.69 to 14.84   11.84 to 11.89

Assets, end of year $(000's)                           10,325              600

Investment income ratio*                                 0.62%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             24.04% to 24.81% 18.42% to 18.93%
--------
(c) Renamed on May 1, 2006. Formerly known as International Stock Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                             International Equity Index Trust B
                                  --------------------------------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year (000s)                   4,427            3,842            3,335            3,105               2,510
                                  ===============  ===============  ===============  ===============  ==================
Unit Fair Value $                  21.17 to 41.18   16.66 to 32.39   16.19 to 27.73   23.06 to 13.55       16.51 to 8.51

Assets, end of year $(000's)              110,564           79,958           57,936           44,618              26,807

Investment income ratio*                     0.75%            1.11%            2.25%            2.99%               1.91%
Expense ratio lowest to highest**   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 26.32% to 27.11% 16.11% to 19.63% 19.49% to 20.25% 41.11% to 41.99% (14.31)% to (13.75)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             ----------------------------------
                                             International Opportunities Trust
                                             ----------------------------------
                                                Year Ended        Year Ended
                                                Dec. 31/06        Dec. 31/05 ##
                                             ---------------  -----------------
Units, end of year (000s)                                405               336
                                             ===============   ===============
Unit Fair Value $                             15.25 to 15.41    12.38 to 12.43

Assets, end of year $(000's)                           6,233             4,175

Investment income ratio*                                0.58%             0.00%
Expense ratio lowest to highest**              0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***            23.20% to 23.96%  23.80% to 24.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                International Small Cap Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 294               88
                                              ===============  ===============
Unit Fair Value $                              14.12 to 14.27   11.13 to 11.18

Assets, end of year $(000's)                            4,192              983

Investment income ratio*                                 1.23%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             26.93% to 27.73% 11.28% to 11.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                  International Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,166              328
                                              ===============  ===============
Unit Fair Value $                              14.40 to 14.55   11.18 to 11.23

Assets, end of year $(000's)                           16,930            3,676

Investment income ratio*                                 1.26%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             28.79% to 29.61% 11.79% to 12.25%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                 Investment Quality Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                2,227              12
                                                ==============  ==============
Unit Fair Value $                               10.39 to 10.50  10.08 to 10.13

Assets, end of year $(000's)                            23,171             122

Investment income ratio*                                  0.29%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.00% to 3.64%  0.85% to 1.27%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                -------------------------------
                                                Large Cap Growth Trust Series 0
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                Dec. 31/06 (b)    Dec. 31/05 ##
                                                --------------  ---------------
Units, end of year (000s)                                   --           2,751
                                                ==============  ==============
Unit Fair Value $                               12.46 to 13.26  12.20 to 12.96

Assets, end of year $(000's)                                --          34,721

Investment income ratio*                                  0.47%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                2.11% to 2.31%  6.57% to 7.01%
--------
(b) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                       Large Cap Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                  28                7
                                              ===============  ===============
Unit Fair Value $                              12.63 to 12.77   11.12 to 11.16

Assets, end of year $(000's)                              356               76

Investment income ratio*                                 0.19%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             13.67% to 14.38% 11.16% to 11.62%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                               Large Cap Value Trust Series 0
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 926            1,956
                                              ===============  ===============
Unit Fair Value $                              13.30 to 13.43   11.53 to 11.58

Assets, end of year $(000's)                           12,424           22,645

Investment income ratio*                                 0.66%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             15.30% to 16.03% 15.31% to 15.78%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                 Lifestyle Aggressive Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (d)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 366               47
                                              ===============  ===============
Unit Fair Value $                              13.21 to 13.34   11.51 to 11.55

Assets, end of year $(000's)                            4,869              540

Investment income ratio*                                 4.07%            0.03%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             14.76% to 15.48% 15.07% to 15.55%
--------
(d) Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                   Lifestyle Balanced Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (e)   Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                1,018             179
                                               ===============  ==============
Unit Fair Value $                               12.24 to 12.37  10.92 to 10.97

Assets, end of year $(000's)                            12,569           1,959

Investment income ratio*                                  4.53%           0.19%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              12.09% to 12.80%  9.21% to 9.67%
--------
(e) Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                 Lifestyle Conservative Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (h)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  149              74
                                                ==============  ==============
Unit Fair Value $                               11.09 to 11.21  10.30 to 10.34

Assets, end of year $(000's)                             1,673             762

Investment income ratio*                                  4.54%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                7.77% to 8.44%  2.95% to 3.39%
--------
(h) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                   Lifestyle Growth Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (f)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               2,409              882
                                              ===============  ===============
Unit Fair Value $                              12.66 to 12.79   11.22 to 11.26

Assets, end of year $(000's)                           30,723            9,888

Investment income ratio*                                 5.11%            0.12%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             12.88% to 13.58% 12.15% to 12.62%
--------
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                   Lifestyle Moderate Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (g)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   70              31
                                                ==============  ==============
Unit Fair Value $                               11.58 to 11.71  10.55 to 10.60

Assets, end of year $(000's)                               816             324

Investment income ratio*                                  4.41%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***               9.80% to 10.49%  5.51% to 5.96%
--------
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                       Sub-Account
                                  ------------------------------------------------------------------------------------
                                                                      Managed Trust
                                  ------------------------------------------------------------------------------------
                                    Year Ended       Year Ended      Year Ended       Year Ended         Year Ended
                                    Dec. 31/06       Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  --------------  ---------------  --------------  ---------------  ------------------
Units, end of year (000s)                  1,902            5,131           5,206            4,069               4,653
                                  ==============  ===============  ==============  ===============  ==================
Unit Fair Value $                 18.30 to 56.17   17.03 to 52.26  21.97 to 50.88   47.03 to 20.44      40.28 to 13.15

Assets, end of year $(000's)              55,625          186,585         183,582          126,981             117,787

Investment income ratio*                    1.97%            0.58%           1.96%            3.14%               1.79%
Expense ratio lowest to highest**  0.00% to 0.63%   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest***  6.81% to 7.48% (2.12)% to 4.15%  7.51% to 8.18% 18.26% to 19.00% (12.13)% to (11.57)%

                                                          Sub-Account
                                                ------------------------------
                                                      Mid Cap Core Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (j)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   --              65
                                                ==============  ==============
Unit Fair Value $                               11.73 to 11.84  10.81 to 10.86

Assets, end of year $(000's)                                --             703

Investment income ratio*                                 11.92%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.43% to 9.05%  8.15% to 8.59%
--------
(j) Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                     Mid Cap Index Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                               1,265              390
                                               ==============  ===============
Unit Fair Value $                              13.57 to 13.97   12.44 to 12.73

Assets, end of year $(000's)                           17,611            4,949

Investment income ratio*                                 0.52%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               9.07% to 9.74% 16.78% to 17.28%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                     Mid Cap Stock Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,916            2,533
                                              ===============  ===============
Unit Fair Value $                              24.85 to 39.87   21.87 to 35.07

Assets, end of year $(000's)                           58,595           65,608

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             12.95% to 13.66% 26.69% to 27.23%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                     Mid Cap Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 659              699
                                              ===============  ===============
Unit Fair Value $                              12.54 to 12.67   11.23 to 11.28

Assets, end of year $(000's)                            8,336            7,885

Investment income ratio*                                 0.73%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             11.60% to 12.30% 12.35% to 12.82%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  -------------------------------------------------------------------------------------
                                                                      Mid Value Trust
                                  -------------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06     Dec. 31/05 $$     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year (000s)                   2,812           3,113            4,412            2,932               2,018
                                  ===============  ==============  ===============  ===============  ==================
Unit Fair Value $                  20.46 to 21.60  17.11 to 17.95   16.03 to 16.72   14.08 to 13.59        9.93 to 9.64

Assets, end of year $(000's)               59,849          55,106           72,854           40,754              19,376

Investment income ratio*                     0.31%           0.05%            0.46%            4.17%               0.51%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 19.60% to 20.34% 6.71% to 10.82% 17.99% to 18.74% 44.24% to 45.15% (17.96)% to (13.16)%

--------
$$  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                   Sub-Account
                                  -----------------------------------------------------------------------------
                                                               Money Market Trust B
                                  -----------------------------------------------------------------------------
                                    Year Ended      Year Ended      Year Ended     Year Ended      Year Ended
                                    Dec. 31/06    Dec. 31/05 $$$    Dec. 31/04     Dec. 31/03      Dec. 31/02
                                  --------------  --------------  -------------  --------------  --------------
Units, end of year (000s)                  9,248           7,822          8,342          16,166          21,563
                                  ==============  ==============  =============  ==============  ==============
Unit Fair Value $                 14.00 to 21.40  13.37 to 20.56  14.5 to 14.96  14.80 to 14.44  14.66 to 12.74

Assets, end of year $(000's)             147,013         118,843        122,374         224,002         295,899

Investment income ratio*                    4.62%           2.93%          1.05%           0.95%           1.41%
Expense ratio lowest to highest**  0.00% to 0.63%  0.00% to 0.63% 0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***  4.06% to 4.70%  0.74% to 2.96% 0.46% to 1.08%  0.33% to 0.95%  0.84% to 1.52%

--------
$$$ Renamed on May 2, 2005. Formerly known as Money Market Trust.

                                                         Sub-Account
                                              --------------------------------
                                                   Natural Resources Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 840              413
                                              ===============  ===============
Unit Fair Value $                              16.74 to 16.92   13.78 to 13.83

Assets, end of year $(000's)                           14,189            5,708

Investment income ratio*                                 0.51%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             21.55% to 22.32% 37.75% to 38.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                                   Overseas Equity Trust
                                  --------------------------------------------------------------------------------------
                                     Year Ended      Year Ended        Year Ended       Year Ended         Year Ended
                                     Dec. 31/06     Dec. 31/05 <<      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year (000s)                   4,030            4,748            5,450            3,590               3,121
                                  ===============  ===============  ===============  ===============  ==================
Unit Fair Value $                  17.82 to 19.04   14.93 to 15.90   12.72 to 13.43   12.10 to 11.53        9.28 to 8.73

Assets, end of year $(000's)               74,331           73,154           70,912           42,107              27,666

Investment income ratio*                     0.89%            0.53%            0.53%            1.49%               0.71%
Expense ratio lowest to highest**   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 19.02% to 19.76% 17.67% to 21.26% 10.33% to 11.02% 31.54% to 32.36% (17.52)% to (16.94)%

--------
<<  Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

                                                       Sub-Account
                                            --------------------------------
                                                    Pacific Rim Trust
                                            --------------------------------
                                               Year Ended      Year Ended
                                               Dec. 31/06     Dec. 31/05 ##
                                            ---------------  ---------------
Units, end of year (000s)                               403              351
                                            ===============  ===============
Unit Fair Value $                            13.95 to 14.10   12.63 to 12.68

Assets, end of year $(000's)                          5,664            4,450

Investment income ratio*                               0.98%            0.00%
Expense ratio lowest to highest**             0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***           10.53% to 11.22% 26.26% to 26.79%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                Quantitative All Cap Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                 18                4
                                             ===============  ===============
Unit Fair Value $                             13.09 to 13.22   11.43 to 11.47

Assets, end of year $(000's)                             236               41

Investment income ratio*                                2.87%            1.26%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            14.52% to 15.24% 14.28% to 14.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                  Quantitative Mid Cap Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  37               57
                                               ==============  ===============
Unit Fair Value $                              12.04 to 12.17   11.64 to 11.69

Assets, end of year $(000's)                              454              670

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               3.44% to 4.10% 16.38% to 16.86%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              -------------------------------
                                                  Quantitative Value Trust
                                              -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  --------------
Units, end of year (000s)                                  28               6
                                              ===============  ==============
Unit Fair Value $                              13.47 to 13.61  11.17 to 11.21

Assets, end of year $(000's)                              379              72

Investment income ratio*                                 0.10%           0.00%
Expense ratio lowest to highest**               0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***             20.62% to 21.36% 11.68%to 12.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                Real Estate Securities Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,757            1,698
                                              ===============  ===============
Unit Fair Value $                              38.95 to 95.27   28.20 to 68.95

Assets, end of year $(000's)                           89,306           63,709

Investment income ratio*                                 1.73%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             37.31% to 38.17% 13.36% to 13.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                            ---------------------------------
                                                  Real Return Bond Trust
                                            ---------------------------------
                                               Year Ended       Year Ended
                                               Dec. 31/06      Dec. 31/05 ##
                                            ---------------  ----------------
Units, end of year (000s)                             2,303               375
                                            ===============  ================
Unit Fair Value $                            09.90 to 10.01      9.92 to 9.96

Assets, end of year $(000's)                         22,847             3,733

Investment income ratio*                               0.82%             0.00%
Expense ratio lowest to highest**             0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***           (0.20)% to 0.43% (0.80)% to (0.37)%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                  Science & Technology Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  15                9
                                               ==============  ===============
Unit Fair Value $                              11.78 to 11.90   11.23 to 11.27

Assets, end of year $(000's)                              184              105

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               4.95% to 5.60% 12.25% to 12.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                    Sub-Account
                                  ------------------------------------------------------------------------------
                                                               Short-Term Bond Trust
                                  ------------------------------------------------------------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                  --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                  9,504           3,721           4,118           3,535           2,991
                                  ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                 15.59 to 18.45  14.92 to 17.65  16.16 to 17.27  17.03 to 16.03  16.54 to 14.01

Assets, end of year $(000's)             163,391          62,020          66,797          57,272          46,860

Investment income ratio*                    2.13%           1.62%           3.00%           3.43%           4.32%
Expense ratio lowest to highest**  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***  3.88% to 4.55%  1.53% to 2.19%  0.79% to 1.43%  2.12% to 2.76%  4.81% to 5.48%

                                                                        Sub-Account
                                  -------------------------------------------------------------------------------------
                                                                  Small Cap Growth Trust
                                  -------------------------------------------------------------------------------------
                                     Year Ended       Year Ended      Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05 <     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  --------------  ---------------  ------------------
Units, end of year (000s)                   3,777            4,950           4,547            3,224               2,199
                                  ===============  ===============  ==============  ===============  ==================
Unit Fair Value $                  15.99 to 17.19   14.10 to 15.15  12.23 to 12.91   11.79 to 11.24        8.12 to 7.57

Assets, end of year $(000's)               62,682           72,227          56,765           36,515              16,938

Investment income ratio*                     0.00%            0.00%           0.00%            0.00%               0.17%
Expense ratio lowest to highest**   0.00% to 0.63%   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 12.75% to 13.47% 16.61% to 23.35%  8.76% to 9.45% 47.90% to 48.82% (26.90)% to (26.45)%

--------
<   Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                    Small Cap Index Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,761            1,123
                                              ===============  ===============
Unit Fair Value $                              10.15 to 15.48    8.68 to 13.16

Assets, end of year $(000's)                           20,451           11,399

Investment income ratio*                                 0.49%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             16.89% to 17.64% 16.19% to 16.68%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                Small Cap Opportunities Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 121               39
                                               ==============  ===============
Unit Fair Value $                              12.72 to 12.85   11.59 to 11.63

Assets, end of year $(000's)                            1,558              454

Investment income ratio*                                 0.72%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              9.78% to 10.47% 15.86% to 16.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                       Small Cap Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  55               40
                                               ==============  ===============
Unit Fair Value $                              12.19 to 12.32   11.40 to 11.45

Assets, end of year $(000's)                              674              455

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               6.96% to 7.62% 14.01% to 14.48%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                       Sub-Account
                                  -----------------------------------------------------------------------------------
                                                                  Small Cap Value Trust
                                  -----------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended        Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  ----------------
Units, end of year (000s)                   4,317           4,842            4,024            3,406             2,446
                                  ===============  ==============  ===============  ===============  ================
Unit Fair Value $                  21.36 to 35.44  18.02 to 29.70   16.59 to 27.18   21.68 to 13.32     16.06 to 9.92

Assets, end of year $(000's)              105,213          99,882           76,499           50,880            25,592

Investment income ratio*                     0.10%           0.15%            0.96%            0.70%             0.87%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest*** 18.58% to 19.32% 8.53% to 14.02% 24.59% to 25.37% 37.11% to 37.97% (4.98)% to (4.35)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                     Small Company Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 129               40
                                               ==============  ===============
Unit Fair Value $                              11.64 to 11.76   11.08 to 11.13

Assets, end of year $(000's)                            1,521              450

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               5.00% to 5.66% 10.84% to 11.30%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                  Small Company Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 234              209
                                              ===============  ===============
Unit Fair Value $                              13.27 to 13.41   11.56 to 11.61

Assets, end of year $(000's)                            3,134            2,423

Investment income ratio*                                 0.11%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             14.79% to 15.50% 15.58% to 16.07%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                    Special Value Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                  2                9
                                             ===============  ===============
Unit Fair Value $                             12.31 to 12.44   11.17 to 11.22

Assets, end of year $(000's)                              19               98

Investment income ratio*                                0.11%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            10.19% to 10.88% 11.69% to 12.16%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                     Strategic Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  627             244
                                                ==============  ==============
Unit Fair Value $                               10.87 to 10.99  10.22 to 10.27

Assets, end of year $(000's)                             6,880           2,509

Investment income ratio*                                  4.75%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                6.37% to 7.05%  2.22% to 2.66%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                    Strategic Income Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   29               8
                                                ==============  ==============
Unit Fair Value $                               10.59 to 10.70  10.24 to 10.28

Assets, end of year $(000's)                               306              87

Investment income ratio*                                  5.14%           5.99%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.41% to 4.08%  2.39% to 2.83%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                Strategic Opportunities Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                   27               3
                                               ===============  ==============
Unit Fair Value $                               13.26 to 13.40  11.89 to 11.94

Assets, end of year $(000's)                               354              39

Investment income ratio*                                  0.03%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              11.55% to 12.25% 18.89%to 19.39%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                    Strategic Value Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (k)   Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                   --               1
                                               ===============  ==============
Unit Fair Value $                               11.62 to 11.74  10.46 to 10.51

Assets, end of year $(000's)                                --              12

Investment income ratio*                                 10.83%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              11.08% to 11.71% 4.62% to 5.05 %
--------
(k) Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                      Total Return Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                8,552           2,521
                                                ==============  ==============
Unit Fair Value $                               11.13 to 11.39  10.81 to 10.99

Assets, end of year $(000's)                            96,448          27,673

Investment income ratio*                                  2.05%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.01% to 3.67%  1.00% to 1.42%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                    Sub-Account
                                         --------------------------------
                                          Total Stock Market Index Trust
                                         --------------------------------
                                            Year Ended      Year Ended
                                            Dec. 31/06     Dec. 31/05 ##
                                         ---------------  ---------------
Units, end of year (000s)                          1,811            2,140
                                         ===============  ===============
Unit Fair Value $                         13.28 to 46.25   11.58 to 40.10

Assets, end of year $(000's)                      33,489           34,989

Investment income ratio*                            1.00%            0.00%
Expense ratio lowest to highest**          0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***        14.61% to 15.33% 10.67% to 11.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                                 Turner Core Growth Trust
                                  --------------------------------------------------------------------------------------
                                    Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                    Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  --------------  ---------------  ---------------  ---------------  -------------------
Units, end of year (000s)                  2,114            2,164            1,887            1,784                1,432
                                  ==============  ===============  ===============  ===============  ===================
Unit Fair Value $                 22.61 to 26.76   20.84 to 24.66   20.47 to 21.65   19.47 to 18.52       15.01 to 12.71

Assets, end of year $(000's)              50,791           48,149           36,736           31,065               18,790

Investment income ratio*                    0.59%            0.47%            0.28%            0.29%                0.25%
Expense ratio lowest to highest**  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return lowest to highest***  7.84% to 8.52% 13.21% to 17.20% 10.50% to 11.18% 33.74% to 34.59% (24.25)% to (23.76)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                        U.S. Core Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (i)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   84              72
                                                ==============  ==============
Unit Fair Value $                               11.37 to 11.49  10.48 to 10.52

Assets, end of year $(000's)                               960             755

Investment income ratio*                                  1.10%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.58% to 9.26%  4.75% to 5.19%
--------
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                              ----------------------------------
                                                U.S. Global Leaders Growth Trust
                                              ----------------------------------
                                                Year Ended         Year Ended
                                                Dec. 31/06        Dec. 31/05 ##
                                               --------------   ----------------
Units, end of year (000s)                                 32                 2
                                               ==============   ==============
Unit Fair Value $                             10.99 to 11.10    10.86 to 10.90

Assets, end of year $(000's)                             359                21

Investment income ratio*                                0.00%             2.20%
Expense ratio lowest to highest**              0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***              1.17% to 1.81%    8.59% to 9.03%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              ----------------------------------
                                                U.S. Government Securities Trust
                                              ----------------------------------
                                                Year Ended         Year Ended
                                                Dec. 31/06        Dec. 31/05 ##
                                               --------------   ----------------
Units, end of year (000s)                                 26                 6
                                               ==============   ==============
Unit Fair Value $                             10.43 to 12.24    10.05 to 11.72

Assets, end of year $(000's)                             285                59

Investment income ratio*                                4.13%             0.00%
Expense ratio lowest to highest**              0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***              3.74% to 4.39%    0.52% to 0.96%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                  U.S. High Yield Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   41              27
                                                ==============  ==============
Unit Fair Value $                               11.30 to 11.42  10.37 to 10.42

Assets, end of year $(000's)                               468             280

Investment income ratio*                                  5.49%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.94% to 9.60%  3.71% to 4.16%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                     U.S. Large Cap Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 201              203
                                               ==============  ===============
Unit Fair Value $                              12.28 to 12.41   11.16 to 11.21

Assets, end of year $(000's)                            2,497            2,275

Investment income ratio*                                 0.48%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              9.99% to 10.68% 11.62% to 12.09%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                       Utilities Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 297              171
                                              ===============  ===============
Unit Fair Value $                              15.01 to 15.17   11.53 to 11.57

Assets, end of year $(000's)                            4,488            1,973

Investment income ratio*                                 1.51%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             30.25% to 31.06% 15.25% to 15.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                        Value Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                211              109
                                             ===============  ===============
Unit Fair Value $                             13.76 to 13.90   11.44 to 11.48

Assets, end of year $(000's)                           2,928            1,251

Investment income ratio*                                0.39%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            20.28% to 21.03% 14.36% to 14.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

--------
 a     Portfolio distributed no dividends during the period.
(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market B Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***) These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                     John Hancock Variable Life Account S

10. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                            Dividend Income Distribution Capital Gain Distribution          Total
                                            ---------------------------- ------------------------- -----------------------
Sub-account                                      2006          2005          2006         2005        2006         2005
-----------                                 -------------- ------------- ------------ ------------ ----------- -----------
500 Index Trust B                           $5,346,362     $1,979,617            --   $5,443,700   $ 5,346,362 $ 7,423,317
Active Bond Trust                            1,979,808        952,599            --      172,652     1,979,808   1,125,251
AIM V.I. Capital Development Series 2 Trust         --             --            --           --            --          --
AIM V.I. Premier Equity Series 1 Trust              --             --            --           --            --          --
All Asset Trust                                374,984        144,494        18,574       15,644       393,558     160,138
All Cap Core Trust                               1,692             --            --           --         1,692          --
All Cap Growth Trust                                --             --            --           --            --          --
All Cap Value Trust                             19,320             --       406,244           --       425,564          --
American Blue Chip Income & Growth Trust         2,317             --         7,132           --         9,449          --
American Bond Trust                                 --             --            --           --            --          --
American Growth Trust                           32,918             --        69,926           --       102,844          --
American Growth-Income Trust                    21,971             --         2,350           --        24,321          --
American International Trust                    63,139             --        72,496           --       135,635          --
Blue Chip Growth Trust                         257,606             --            --           --       257,606          --
Bond Index Trust B                           1,634,786        765,117            --           --     1,634,786     765,117
Brandes International Equity Trust           1,967,684      1,605,955    11,939,493    6,434,235    13,907,177   8,040,190
Business Opportunity Value Trust               105,533        100,833     1,631,496    1,354,471     1,737,029   1,455,304
Capital Appreciation Trust                          --             --     1,305,156           --     1,305,156          --
Classic Value Trust                             44,765         14,335        86,927      113,553       131,692     127,888
Core Bond Trust                                 17,398             --            --           --        17,398          --
Core Equity Trust                                   --             --       118,650           --       118,650          --
CSI Equity Trust                                 1,485            937         1,016        3,253         2,501       4,190
Dynamic Growth Trust                                --             --            --           --            --          --
Earnings Growth Trust                               --         19,882            --      391,482            --     411,364
Emerging Growth Trust                               --             --       303,611           --       303,611          --
Emerging Small Company Trust                        --             --         8,314           --         8,314          --
Equity-Income Trust                          2,999,983             --    11,934,300           --    14,934,283          --
Fidelity VIP Growth (SC) Trust                      --         52,517            --           --            --      52,517
Fidelity VIP II Contrafund (SC) Trust               --         88,973            --        8,088            --      97,061
Fidelity VIP II Overseas (SC) Trust                 --         18,648            --       16,783            --      35,431
Financial Industries Trust                          --          4,653            --       27,458            --      32,111
Financial Services Trust                         7,402             --            33           --         7,435          --
Frontier Capital Appreciation Trust                 --             --     5,852,350    4,137,012     5,852,350   4,137,012
Fundamental Value Trust                             --        189,790            --    2,214,482            --   2,404,272
Fundamental Value Trust Series 0                43,516             --       166,980           --       210,496          --
Global Allocation Trust                          6,392             --            --           --         6,392          --
Global Bond Trust                                   --        839,623            --       92,693            --     932,316
Global Bond Trust Series 0                          --             --       341,023           --       341,023          --
Global Trust                                    13,139             --            --           --        13,139          --
Growth & Income Trust                        1,016,793        305,944    10,732,333    7,698,273    11,749,126   8,004,217
Health Sciences Trust                               --          1,993            --      472,544            --     474,537
Health Sciences Trust Series 0                      --             --       616,485           --       616,485          --

                     John Hancock Variable Life Account S

10. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                             Dividend Income Distribution Capital Gain Distribution        Total
                                             ---------------------------- ------------------------- --------------------
Sub-account                                      2006           2005          2006         2005        2006      2005
-----------                                  -------------- ------------- ------------- ----------- ---------- ---------
High Yield Bond Trust                               --        391,033             --           --           --   391,033
High Yield Trust                             1,170,394             --             --           --    1,170,394        --
Income & Value Trust                            31,465             --             --           --       31,465        --
International Core Trust                        14,200             --        108,010           --      122,210        --
International Equity Index Trust B             696,476        763,588        681,145    5,551,327    1,377,621 6,314,915
International Opportunities Trust               36,799             --        296,026           --      332,825        --
International Small Cap Trust                   35,562             --             --           --       35,562        --
International Value Trust                      116,398             --        273,491           --      389,889        --
Investment Quality Bond Trust                   24,464             --             --           --       24,464        --
Janus Aspen Global Technology (SC) Trust            --             --             --           --           --        --
Janus Aspen Worldwide Growth (SC) Trust             --             --             --           --           --        --
Large Cap Growth Trust                              --         47,047             --           --           --    47,047
Large Cap Growth Trust Series 0                158,200             --             --           --      158,200        --
Large Cap Trust                                    643             --          3,698           --        4,341        --
Large Cap Value Trust                               --        746,687             --    4,143,432           -- 4,890,119
Large Cap Value Trust Series 0                 117,726             --      1,907,278           --    2,025,004        --
Lifestyle Aggressive Trust                     121,537            101        321,745           --      443,282       101
Lifestyle Balanced Trust                       342,619          1,098        403,285           --      745,904     1,098
Lifestyle Conservative Trust                    62,981             --         40,467           --      103,448        --
Lifestyle Growth Trust                       1,147,127          5,619      1,304,594           --    2,451,721     5,619
Lifestyle Moderate Trust                        14,273             --         13,851           --       28,124        --
Managed Trust                                2,717,862      1,063,137     12,165,567    3,724,774   14,883,429 4,787,911
MFS Investors Growth Stock Series (IC) Trust        --         12,459             --           --           --    12,459
MFS New Discovery Series (IC) Trust                 --             --             --           --           --        --
MFS Research Series (IC) Trust                      --          2,503             --           --           --     2,503
Mid Cap Core Trust                             132,557             --      1,739,836           --    1,872,393        --
Mid Cap Growth Trust                                --             --             --    1,245,053           -- 1,245,053
Mid Cap Index Trust                             39,928             --        267,681           --      307,609        --
Mid Cap Stock Trust                                 --             --      2,834,744           --    2,834,744        --
Mid Cap Value Trust                             57,255             --      1,245,525           --    1,302,780        --
Mid Value Trust                                174,535         29,554      4,410,659      786,730    4,585,194   816,284
Money Market Trust B                         6,650,391      4,041,814             --           --    6,650,391 4,041,814
Natural Resources Trust                         60,560             --      1,911,626           --    1,972,186        --
Overseas Equity Trust                          676,716        365,973      2,581,583    1,513,985    3,258,299 1,879,958
Pacific Rim Trust                               63,382             --             --           --       63,382        --
Quantitative All Cap Trust                       2,285            363          9,467        2,312       11,752     2,675
Quantitative Mid Cap Trust                          --             --        243,841           --      243,841        --
Quantitative Value Trust                           124             --          1,060           --        1,184        --
Real Estate Equity Trust                            --        422,138             --    2,641,405           -- 3,063,543
Real Estate Securities Trust                 1,309,956             --     12,180,081           --   13,490,037        --
Real Return Bond Trust                          84,073             --         62,252           --      146,325        --
Science & Technology Trust                          --             --             --           --           --        --

                     John Hancock Variable Life Account S

10. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                 Dividend Income Distribution Capital Gain Distribution        Total
                                 ---------------------------- ------------------------- --------------------
Sub-account                          2006           2005          2006         2005        2006       2005
-----------                      -------------- ------------- ------------- ----------- ---------- ---------
Short-Term Bond Trust            1,993,418      1,110,758             --           --    1,993,418 1,110,758
Small Cap Growth Trust                  --             --             --    1,269,416           -- 1,269,416
Small Cap Index Trust               62,567             --        316,574           --      379,141        --
Small Cap Opportunities Trust        8,275             --         28,900           --       37,175        --
Small Cap Trust                         --             --         51,024           --       51,024        --
Small Cap Value Trust              102,222        124,455     16,451,218    1,009,672   16,553,440 1,134,127
Small Company Trust                     --             --        130,604           --      130,604        --
Small Company Value Trust            2,964             --        386,563           --      389,527        --
Special Value Trust                     72             --         10,263           --       10,335        --
Strategic Bond Trust               247,616             --             --           --      247,616        --
Strategic Income Trust               9,287          3,261             30          198        9,317     3,459
Strategic Opportunities Trust           55             --             --           --           55        --
Strategic Value Trust                1,294             --         11,785           --       13,079        --
Total Return Bond Trust                 --        252,172             --      141,600           --   393,772
Total Return Trust               1,012,805             --             --           --    1,012,805        --
Total Stock Market Index Trust     327,010             --        168,118           --      495,128        --
Turner Core Growth Trust           296,626        191,938      1,948,739           --    2,245,365   191,938
U.S. Core Trust                     10,146             --         98,312           --      108,458        --
U.S. Global Leaders Growth Trust         3             45            914          353          917       398
U.S. Government Securities Trust     6,912             --             --           --        6,912        --
U.S. High Yield Bond Trust          21,800             --             --           --       21,800        --
U.S. Large Cap Trust                18,304             --             --           --       18,304        --
Utilities Trust                     50,244             --        257,956           --      308,200        --
Value Trust                          7,666             --        259,901           --      267,567        --

                         Prospectus dated May 1, 2007

                               for interests in

                              Separate Account S

                      Interests are made available under

                       MAJESTIC PERFORMANCE SURVIVORSHIP

                            VARIABLE UNIVERSAL LIFE

a flexible premium variable universal survivorship life insurance policy issued by

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

 The policy provides fixed account options with fixed rates of return declared by JHVLICO and the following investment accounts:

Science & Technology           Quantitative All Cap                   Managed
Emerging Markets Value         All Cap Core                           PIMCO VIT All Asset
Pacific Rim                    Total Stock Market Index               Global Allocation
Health Sciences                Blue Chip Growth                       High Yield
Emerging Growth                U.S. Large Cap                         U.S. High Yield Bond
Small Cap Growth               Core Equity                            Strategic Bond
Emerging Small Company         Large Cap Value                        Strategic Income
Small Cap                      Classic Value                          Global Bond
Small Cap Index                Utilities                              Investment Quality Bond
Dynamic Growth                 Real Estate Securities                 Total Return
Mid Cap Stock                  Small Cap Opportunities                American Bond
Natural Resources              Small Cap Value                        Real Return Bond
All Cap Growth                 Small Company Value                    Bond Index B
Financial Services             Special Value                          Core Bond
International Opportunities    Mid Value                              Active Bond
International Small Cap        Mid Cap Value                          U.S. Government Securities
International Equity Index B   Value                                  Short-Term Bond
Overseas Equity                All Cap Value                          Money Market B
American International         Growth & Income                        Lifestyle Aggressive
International Value            500 Index B                            Lifestyle Growth
International Core             Fundamental Value                      Lifestyle Balanced
Quantitative Mid Cap           U.S. Core                              Lifestyle Moderate
Mid Cap Index                  Large Cap                              Lifestyle Conservative
Mid Cap Intersection           Quantitative Value                     Brandes International Equity
Global                         American Growth-Income                 Turner Core Growth
Capital Appreciation           Equity-Income                          Frontier Capital Appreciation
American Growth                American Blue Chip Income and Growth   Business Opportunity Value
U.S. Global Leaders Growth     Income & Value

                            * * * * * * * * * * * *

   Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

    . The first section is called "Summary of Benefits and Risks." It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

    . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

    . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

    . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds," the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS

                                                  PAGE NO.                                                       PAGE NO.
                                                  --------                                                       --------
SUMMARY OF BENEFITS AND RISKS....................     4       Effects of policy loans...........................    33
The nature of the policy.........................     4    Description of charges at the policy level...........    33
Summary of policy benefits.......................     4       Deductions from premium payments..................    33
   Death benefit.................................     4       Deductions from account value.....................    33
   Surrender of the policy.......................     4       Additional information about how certain policy
   Partial withdrawals...........................     4         charges work....................................    34
   Policy loans..................................     5       Sales expenses and related charges................    34
   Optional benefit riders.......................     5       Effect of premium payment pattern.................    35
   Investment options............................     5       Method of deduction...............................    35
Summary of policy risks..........................     5       Reduced charges for eligible classes..............    35
   Lapse risk....................................     5       Other charges we could impose in the future.......    35
   Investment risk...............................     5    Description of charges at the fund level                 35
   Access to funds risk..........................     5    Other policy benefits, rights and limitations            36
   Transfer risk.................................     6       Optional benefit riders you can add...............    36
   Market timing risk............................     6       Variations in policy terms........................    36
   Tax risks.....................................     6       Procedures for issuance of a policy...............    36
FEE TABLES.......................................     7       Minimum initial premium...........................    37
DETAILED INFORMATION.............................    13       Commencement of insurance coverage................    37
Table of Investment Options and Investment.......             Backdating........................................    37
   Subadvisers...................................    13       Temporary coverage prior to policy delivery.......    37
Description of JHVLICO...........................    23       Monthly deduction dates...........................    37
Description of John Hancock Variable Life........             Changes that we can make as to your policy........    37
   Account S.....................................    24       The owner of the policy...........................    38
The fixed investment options.....................    24       Policy cancellation right.........................    38
Premiums.........................................    24       Reports that you will receive.....................    38
   Planned premiums..............................    24       Assigning your policy.............................    38
   Maximum premium payments......................    24       When we pay policy proceeds.......................    39
   Ways to pay premiums..........................    25       General...........................................    39
   Processing premium payments...................    25       Delay to challenge coverage.......................    39
Lapse and reinstatement..........................    25       Delay for check clearance.........................    39
   Guaranteed death benefit feature..............    26       Delay of separate account proceeds................    39
The death benefit................................    27       Delay of general account surrender proceeds.......    39
   Limitations on payment of death benefit.......    27       How you communicate with us.......................    39
   Basic Sum Insured vs. Additional Sum Insured..    27       General rules.....................................    39
   The minimum insurance amount..................    28       Telephone and facsimile transactions..............    40
   When the younger insured person reaches 100...    28    Distribution of policies                                 40
   Requesting an increase in coverage............    28       Compensation......................................    41
   Requesting a decrease in coverage.............    28    Tax considerations                                       42
   Change of death benefit option................    29       General...........................................    42
   Effective date of certain policy transactions.    29       Death benefit proceeds and other policy
   Tax consequences of coverage changes..........    29         distributions...................................    42
   Your beneficiary..............................    29       Policy loans......................................    43
   Ways in which we pay out policy proceeds......    29       Diversification rules and ownership of the
   Changing a payment option.....................    29         Account.........................................    43
   Tax impact of payment option chosen...........    30       7-pay premium limit and modified endowment
The account value................................    30         contract status.................................    44
   Commencement of investment performance........    30       Corporate and H.R. 10 retirement plans............    45
   Allocation of future premium payments.........    30       Withholding.......................................    45
   Transfers of existing account value...........    30       Life insurance purchases by residents of Puerto
   Dollar cost averaging.........................    31         Rico............................................    45
Surrender and partial withdrawals................    32       Life insurance purchases by non-resident aliens .     45
   Full surrender................................    32    Financial statements reference.......................    45
   Partial withdrawals...........................    32    Registration statement filed with the SEC............    45
Policy loans.....................................    32    Independent registered public accounting firm........    45
   Repayment of policy loans.....................    33

                         SUMMARY OF BENEFITS AND RISKS

THE NATURE OF THE POLICY

   This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments." The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

   If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

SUMMARY OF POLICY BENEFITS

Death benefit

   When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

    . Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

    . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

   You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your "surrender value." You must return your policy when you request a surrender.

   If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

    .  the amount you invested,

    . plus or minus the investment experience of the investment options you've chosen,

    .  minus all charges we deduct, and

    .  minus all withdrawals you have made.

   If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under "Policy loans."

Partial withdrawals

   You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans

   You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

   When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment options

   The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the "Account" or "Separate Account"), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse risk

   If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

   Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

   As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

   There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 14 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined under "The account value."

Transfer risk

   There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of a fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

   Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

   To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing account value") and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

   While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

   Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distribtuions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

   In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment," which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

   There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

   Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                  FEE TABLES

   This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

   The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, withdraw account value, or transfer account value between investment options. We reserve the right to increase the premium sales charge beyond the level indicated in the Transaction Fees table in order to correspond with changes in state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

                                                   TRANSACTION FEES
                                                   ----------------
                                                                              AMOUNT DEDUCTED
                                                     -----------------------------------------------------------------
CHARGE                      WHEN CHARGE IS DEDUCTED          GUARANTEED RATE                    CURRENT RATE
------                      ------------------------ -------------------------------- --------------------------------
PREMIUM SALES CHARGE        Upon payment of          8% of any premium paid           7% of any premium paid in
                            Premium                                                   policy years 1-10 3% of any
                                                                                      premium paid in policy year 11
                                                                                      and thereafter

MAXIMUM CONTINGENT DEFERRED Upon surrender of        100% of first year Target        100% of first year Target
SALES CHARGE (CDSC)         Policy within the period Premium for surrenders in policy Premium for surrenders in policy
                            Stated                   year 1/(1)/                      year 1/(1)/

                            Upon reduction of Basic  Pro rata portion of applicable   Pro rata portion of applicable
                            Sum Insured as a result  CDSC                             CDSC
                            of a partial withdrawal

MAXIMUM PARTIAL WITHDRAWAL  Upon making a partial    Lesser of 2% of withdrawal       Lesser of 2% of withdrawal
CHARGE                      Withdrawal               amount or $50                    amount or $50

MAXIMUM TRANSFER CHARGE     Upon each transfer into  $25 (currently $0)/(2)/          $25 (currently $0)/(2)/
                            or out of a variable
                            investment option
                            beyond an annual limit
                            of not less than 12

--------
(1)The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2)This charge is not currently imposed, but we reserve the right to do so in the policy.

   The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Enhanced Cash Value Rider charge, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

                                  PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
                                  ---------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                   WHEN CHARGE IS     -----------------------------------------------------------------
CHARGE                                DEDUCTED                GUARANTEED RATE                    CURRENT RATE
------                         ---------------------- -------------------------------- --------------------------------
INSURANCE CHARGE/(1)/

  MINIMUM CHARGE               Monthly                $0.0001 per $1,000 of AAR        $0.0001 per $1,000 of AAR

  MAXIMUM CHARGE               Monthly                $83.33 per $1,000 of AAR         $83.33 per $1,000 of AAR

  CHARGE FOR REPRESENTATIVE    Monthly                $0.003 per $1,000 of AAR         $0.003 per $1,000 of AAR
  INSURED PERSONS

  MAXIMUM ISSUE CHARGE/(2)/    Monthly                2% of Target Premium             2% of Target Premium

  MAINTENANCE CHARGE           Monthly                $20                              $12

  ASSET-BASED RISK CHARGE/(3)/ Monthly                .07% of the first $25,000 of     .05% of the first $25,000 of
                                                      separate account assets in all   separate account assets in all
                                                      policy years; .07% of separate   policy years; .05% of separate
                                                      account assets in excess of      account assets in excess of
                                                      $25,000 in policy years 1-5, and $25,000 in policy years 1-5, and
                                                      .03% in policy years 6 and       .02% in policy years 6-10, and
                                                      thereafter                       0% in policy years 11 and
                                                                                       thereafter

  PER THOUSAND TSI CHARGE/(4)/ Monthly                $0.035 per $1,000 of Total Sum   $0.035 per $1,000 of Total Sum
                                                      Insured                          Insured

  MAXIMUM POLICY LOAN INTEREST Accrues daily, payable 3.75%                            3.75%
  RATE/(5)/                    annually

--------
(1)The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 85 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 50 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.
(2)The issue charge applies in the first four policy years, and varies depending upon the proportion of Additional Sum Insured at issue The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.
(3)This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option
(4)This charge is determined by multiplying the Total Sum Insured by the applicable rate. We currently expect to cease making this charge after the tenth policy year, but that is not guaranteed
(5)3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and no more than 3.25% thereafter. Under our current rules, the effective annual interest rate after policy year 20 is 3.00%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                                                   RIDER CHARGES
                                                   -------------
                                            WHEN CHARGE IS
CHARGE                                         DEDUCTED                        AMOUNT DEDUCTED
------                                      -------------- --------------------------------------------------------
ENHANCED CASH VALUE RIDER                    Upon payment  4% of all premiums paid in the first two policy years up
                                             of premium    to the Target Premium

POLICY SPLIT OPTION RIDER
                                             Monthly       3c per $1,000 of current Total Sum Insured

FOUR YEAR TERM RIDER/(1)/

  MINIMUM CHARGE
                                             Monthly       $0.004 per $1,000 of Term Death Benefit

  MAXIMUM CHARGE
                                             Monthly       $0.02 per $1,000 of Term Death Benefit

  CHARGE FOR REPRESENTATIVE INSURED PERSONS
                                             Monthly       $0.005 per $1,000 of Term Death Benefit

--------
(1)The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

   The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                       MINIMUM MAXIMUM
-----------------------------------------                       ------- -------
RANGE OF EXPENSES, INCLUDING MANAGEMENT FEES, DISTRIBUTION AND/
  OR SERVICE (12B-1) FEES, AND OTHER EXPENSES                    0.49%   1.49%

   The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

PORTFOLIO ANNUAL EXPENSES
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                           MANAGEMENT 12B-1  OTHER        TOTAL
PORTFOLIO                                     FEES    FEES  EXPENSES ANNUAL EXPENSES
---------                                  ---------- ----- -------- ---------------
Science & Technology/A/...................    1.05%   0.00%   0.10%       1.15%
Emerging Markets Value/C/.................    0.96%   0.00%   0.16%       1.12%
Pacific Rim...............................    0.80%   0.00%   0.21%       1.01%
Health Sciences/A/........................    1.05%   0.00%   0.09%       1.14%
Emerging Growth/B/........................    0.80%   0.00%   0.69%       1.49%
Small Cap Growth..........................    1.07%   0.00%   0.08%       1.15%
Emerging Small Company/D/.................    0.97%   0.00%   0.06%       1.03%
Small Cap.................................    0.85%   0.00%   0.05%       0.90%
Small Cap Index...........................    0.48%   0.00%   0.04%       0.52%
Dynamic Growth/D/.........................    0.90%   0.00%   0.06%       0.96%
Mid Cap Stock.............................    0.84%   0.00%   0.04%       0.88%
Natural Resources.........................    1.00%   0.00%   0.06%       1.06%
All Cap Growth............................    0.85%   0.00%   0.05%       0.90%
Financial Services........................    0.82%   0.00%   0.04%       0.86%
International Opportunities...............    0.89%   0.00%   0.11%       1.00%
International Small Cap...................    0.92%   0.00%   0.19%       1.11%
International Equity Index B/B/E/.........    0.54%   0.00%   0.04%       0.58%

                                           MANAGEMENT 12B-1  OTHER        TOTAL
PORTFOLIO                                     FEES    FEES  EXPENSES ANNUAL EXPENSES
---------                                  ---------- ----- -------- ---------------
Overseas Equity/D/........................    0.99%   0.00%   0.13%       1.12%
American International/F/.................    0.50%   0.60%   0.08%       1.18%
International Value.......................    0.82%   0.00%   0.11%       0.93%
International Core........................    0.89%   0.00%   0.10%       0.99%
Quantitative Mid Cap......................    0.74%   0.00%   0.13%       0.87%
Mid Cap Index.............................    0.48%   0.00%   0.04%       0.52%
Mid Cap Intersection/C/...................    0.87%   0.00%   0.07%       0.94%
Global/B/.................................    0.82%   0.00%   0.14%       0.96%
Capital Appreciation......................    0.75%   0.00%   0.03%       0.78%
American Growth/F/........................    0.32%   0.60%   0.05%       0.97%
U.S. Global Leaders Growth................    0.69%   0.00%   0.03%       0.72%
Quantitative All Cap......................    0.71%   0.00%   0.05%       0.76%
All Cap Core..............................    0.78%   0.00%   0.05%       0.83%
Total Stock Market Index..................    0.49%   0.00%   0.03%       0.52%
Blue Chip Growth/A/.......................    0.81%   0.00%   0.02%       0.83%
U.S. Large Cap............................    0.83%   0.00%   0.04%       0.87%
Core Equity...............................    0.78%   0.00%   0.05%       0.83%
Large Cap Value/D/........................    0.82%   0.00%   0.06%       0.88%
Classic Value.............................    0.80%   0.00%   0.11%       0.91%
Utilities.................................    0.83%   0.00%   0.12%       0.95%
Real Estate Securities....................    0.70%   0.00%   0.03%       0.73%
Small Cap Opportunities...................    0.99%   0.00%   0.03%       1.02%
Small Cap Value...........................    1.06%   0.00%   0.05%       1.11%
Small Company Value/A/....................    1.02%   0.00%   0.04%       1.06%
Special Value/D/E/........................    0.97%   0.00%   0.07%       1.04%
Mid Value/A/..............................    0.98%   0.00%   0.08%       1.06%
Mid Cap Value.............................    0.86%   0.00%   0.04%       0.90%
Value.....................................    0.74%   0.00%   0.05%       0.79%
All Cap Value.............................    0.82%   0.00%   0.05%       0.87%
Growth & Income...........................    0.67%   0.00%   0.01%       0.68%
500 Index B/B/............................    0.46%   0.00%   0.03%       0.49%
Fundamental Value.........................    0.77%   0.00%   0.04%       0.81%
U.S. Core.................................    0.76%   0.00%   0.06%       0.82%
Large Cap/D/..............................    0.72%   0.00%   0.04%       0.76%
Quantitative Value........................    0.68%   0.00%   0.05%       0.73%
American Growth-Income/F/.................    0.27%   0.60%   0.04%       0.91%
Equity-Income/A/..........................    0.81%   0.00%   0.03%       0.84%
American Blue Chip Income & Growth/F/.....    0.42%   0.60%   0.05%       1.07%
Income & Value............................    0.79%   0.00%   0.07%       0.86%
Managed...................................    0.69%   0.00%   0.03%       0.72%
PIMCO VIT All Asset/G/....................    0.79%   0.25%   0.45%       1.49%
Global Allocation.........................    0.85%   0.00%   0.13%       0.98%
High Yield................................    0.66%   0.00%   0.05%       0.71%
U.S. High Yield Bond......................    0.73%   0.00%   0.06%       0.79%
Strategic Bond............................    0.68%   0.00%   0.07%       0.75%
Strategic Income..........................    0.71%   0.00%   0.10%       0.81%
Global Bond...............................    0.70%   0.00%   0.10%       0.80%
Investment Quality Bond...................    0.60%   0.00%   0.07%       0.67%
Total Return..............................    0.70%   0.00%   0.06%       0.76%

                                           MANAGEMENT 12B-1  OTHER        TOTAL
PORTFOLIO                                     FEES    FEES  EXPENSES ANNUAL EXPENSES
---------                                  ---------- ----- -------- ---------------
American Bond/F/..........................    0.41%   0.60%   0.04%       1.05%
Real Return Bond/I/.......................    0.70%   0.00%   0.07%       0.77%
Bond Index B/B/...........................    0.47%   0.00%   0.06%       0.53%
Core Bond.................................    0.67%   0.00%   0.12%       0.79%
Active Bond...............................    0.60%   0.00%   0.04%       0.64%
U.S. Government Securities/D/.............    0.61%   0.00%   0.08%       0.69%
Short-Term Bond...........................    0.58%   0.00%   0.04%       0.62%
Money Market B/B/.........................    0.50%   0.00%   0.01%       0.51%
Lifestyle Aggressive/E/...................    0.94%   0.00%   0.02%       0.96%
Lifestyle Growth/E/.......................    0.91%   0.00%   0.01%       0.92%
Lifestyle Balanced/E/.....................    0.88%   0.00%   0.01%       0.89%
Lifestyle Moderate/E/.....................    0.85%   0.00%   0.02%       0.87%
Lifestyle Conservative/E/.................    0.82%   0.00%   0.02%       0.84%
Brandes International Equity/H/...........    0.68%   0.00%   0.20%       0.88%
Turner Core Growth/H/.....................    0.45%   0.00%   0.20%       0.65%
Frontier Capital Appreciation/H/..........    0.90%   0.00%   0.18%       1.08%
Business Opportunity Value/H/.............    0.64%   0.00%   0.30%       0.94%

--------
/A/ The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

    The percentage reduction will be as follows:

    COMBINED AVERAGE DAILY NET                    FEE REDUCTION
    ASSETS OF THE T. ROWE PORTFOLIOS (AS A PERCENTAGE OF THE MANAGEMENT FEE)
    -------------------------------- ---------------------------------------
           First $750 million.......                  0.00%
           Next $750 million........                   5.0%
           Next $1.5 billion........                   7.5%
           Over $3 billion..........                  10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

/B/ The portfolio manager for these portfolios has agreed with the John Hancock
    Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses." A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, Bond Index B, Emerging Growth, Money Market B, and Global portfolios would be 0.31%, 0.22%, 0.19%, 0.36%, 0.27%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, 0.25%, 1.05%, 0.28%, and 0.96% respectively.
/C/ For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.
/D/ The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.
/E/ The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B and Special Value portfolios would be 0.53%
  and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.57%, 1.02% 0.06, 0.05%, 0.06%, 0.05%, and
  0.06%, respectively.
/F/ The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information please refer to the prospectus for the underlying portfolios.
/G/ "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.
/H/ For the period from May 1, 2007 to April 30, 2008, the portfolio manager has contractually agreed to reimburse each portfolio for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a portfolio's annualized daily average net assets.
/I/ The adviser has voluntarily agreed to waive a portion of its advisory fee.
    This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust, and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of Aggregate Net Assets over $1 billion. This voluntary fee waiver may be terminated at any time by the adviser. For more information, please refer to the prospectus for the underlying portfolio.

                             DETAILED INFORMATION

   This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

   When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") or M Fund, Inc. (the "M Fund")), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

   The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

   Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds", which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

   The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. ("M Financial") is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as "Portfolio Managers" of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio's assets.

   The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

   The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

   The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

   The portfolios available under the policies are as follows:

PORTFOLIO              PORTFOLIO MANAGER                  INVESTMENT DESCRIPTION
---------              ---------------------------------- -----------------------------------------------
SCIENCE & TECHNOLOGY   T. Rowe Price Associates, Inc. and Seeks long-term growth of capital by
                       RCM Capital Management LLC         investing, under normal market conditions, at
                                                          least 80% of its net assets (plus any
                                                          borrowings for investment purposes) in
                                                          common stocks of companies expected to
                                                          benefit from the development, advancement,
                                                          and use of science and technology. Current
                                                          income is incidental to the portfolio's
                                                          objective.

EMERGING MARKETS VALUE Dimensional Fund Advisors          Seeks long-term capital appreciation by
                                                          investing at least 80% of its net assets in
                                                          companies associated with emerging
                                                          markets.

PACIFIC RIM            MFC Global Investment              Seeks long-term growth of capital by
                       Management (U.S.A.) Limited        investing in a diversified portfolio that is
                                                          comprised primarily of common stocks and
                                                          equity-related securities of corporations
                                                          domiciled in countries in the Pacific Rim
                                                          region.

HEALTH SCIENCES        T. Rowe Price Associates, Inc.     Seeks long-term capital appreciation by
                                                          investing, under normal market conditions, at
                                                          least 80% of its net assets (plus any
                                                          borrowings for investment purposes) in
                                                          common stocks of companies engaged in the
                                                          research, development, production, or
                                                          distribution of products or services related to
                                                          health care, medicine, or the life sciences.

EMERGING GROWTH        MFC Global Investment              Seeks superior long-term rates of return
                       Management (U.S.), LLC             through capital appreciation by investing,
                                                          under normal circumstances, primarily in
                                                          high quality securities and convertible
                                                          instruments of small-cap U.S. companies.

SMALL CAP GROWTH       Wellington Management Company,     Seeks long-term capital appreciation by
                       LLP                                investing, under normal market conditions,
                                                          primarily in small-cap companies that are
                                                          believed to offer above average potential for
                                                          growth in revenues and earnings.

EMERGING SMALL COMPANY RCM Capital Management LLC         Seeks long-term growth of capital investing,
                                                          under normal market conditions, at least 80%
                                                          of its net assets (plus any borrowings for
                                                          investment purposes) in common stock
                                                          equity securities of companies with market
                                                          capitalizations that approximately match the
                                                          range of capitalization of the Russell 2000
                                                          Index* at the time of purchase.

SMALL CAP              Independence Investments LLC       Seeks maximum capital appreciation
                                                          consistent with reasonable risk to principal
                                                          by investing, under normal market
                                                          conditions, at least 80% of its net assets in
                                                          equity securities of companies whose market
                                                          capitalization is under $2 billion.

SMALL CAP INDEX        MFC Global Investment              Seeks to approximate the aggregate total
                       Management (U.S.A.) Limited        return of a small- cap U.S. domestic equity
                                                          market index by attempting to track the
                                                          performance of the Russell 2000 Index.*

PORTFOLIO                    PORTFOLIO MANAGER                INVESTMENT DESCRIPTION
---------                    -------------------------------- ------------------------------------------------
DYNAMIC GROWTH               Deutsche Investment Management   Seeks long-term growth of capital by
                             Americas, Inc.                   investing in stocks and other equity securities
                                                              of medium-sized U.S. companies with strong
                                                              growth potential.

MID CAP STOCK                Wellington Management            Seeks long-term growth of capital by
                             Company, LLP                     investing primarily in equity securities of
                                                              mid-size companies with significant capital
                                                              appreciation potential.

NATURAL RESOURCES            Wellington Management            Seeks long-term total return by investing,
                             Company, LLP                     under normal market conditions, primarily in
                                                              equity and equity-related securities of natural
                                                              resource-related companies worldwide.

ALL CAP GROWTH               AIM Capital Management, Inc.     Seeks long-term capital appreciation by
                                                              investing the portfolio's assets, under normal
                                                              market conditions, principally in common
                                                              stocks of companies that are likely to benefit
                                                              from new or innovative products, services or
                                                              processes, as well as those that have
                                                              experienced above average, long-term growth
                                                              in earnings and have excellent prospects for
                                                              future growth.

FINANCIAL SERVICES           Davis Selected Advisers, L.P.    Seeks growth of capital by investing
                                                              primarily in common stocks of financial
                                                              companies. During normal market conditions,
                                                              at least 80% of the portfolio's net assets (plus
                                                              any borrowings for investment purposes) are
                                                              invested in companies that are principally
                                                              engaged in financial services.

INTERNATIONAL OPPORTUNITIES  Marsico Capital Management,      Seeks long-term growth of capital by
                             LLC                              investing, under normal market conditions, at
                                                              least 65% of its assets in common stocks of
                                                              foreign companies that are selected for their
                                                              long-term growth potential. The portfolio
                                                              may invest in companies of any size
                                                              throughout the world. The portfolio normally
                                                              invests in issuers from at least three different
                                                              countries not including the U.S. The portfolio
                                                              may invest in common stocks of companies
                                                              operating in emerging markets.

INTERNATIONAL SMALL CAP      Templeton Investment Counsel,    Seeks capital appreciation by investing
                             LLC                              primarily in the common stock of companies
                                                              located outside the U.S., which have total
                                                              stock market capitalization or annual
                                                              revenues of $4 billion or less.

INTERNATIONAL EQUITY INDEX B SSgA Funds Management, Inc.      Seeks to track the performance of broad-
                                                              based equity indices of foreign companies in
                                                              developed and emerging markets by
                                                              attempting to track the performance of the
                                                              MSCI All Country World ex-US Index*.
                                                              (Series I shares are available for sale to
                                                              contracts purchased prior to May 13, 2002;
                                                              Series II shares are available for sale to
                                                              contracts purchased on or after May 13,
                                                              2002).

OVERSEAS EQUITY              Capital Guardian Trust Company   Seeks long-term capital appreciation by
                                                              investing, under normal conditions, at least
                                                              80% of its assets in equity securities of a
                                                              diversified mix of large established and
                                                              medium-sized foreign companies located
                                                              primarily in developed countries and, to a
                                                              lesser extent, in emerging markets.

AMERICAN INTERNATIONAL       Capital Research Management      Seeks to make the shareholders' investment
                             Company (adviser to the American grow by investing all of its assets in the
                             Funds Insurance Series)          master fund, Class 2 shares of the
                                                              International Fund, a series of American
                                                              Funds Insurance Series. The International
                                                              Fund invests primarily in common stocks of
                                                              companies located outside the United States.

PORTFOLIO                  PORTFOLIO MANAGER                 INVESTMENT DESCRIPTION
---------                  --------------------------------- ------------------------------------------------
INTERNATIONAL VALUE        Templeton Investment Counsel,     Seeks long-term growth of capital by
                           LLC                               investing, under normal market conditions,
                                                             primarily in equity securities of companies
                                                             located outside the U.S., including emerging
                                                             markets.

INTERNATIONAL CORE         Grantham, Mayo, Van Otterloo &    Seeks high total return by investing typically
                           Co. LLC                           in a diversified portfolio of equity
                                                             investments from developed markets other
                                                             than the U.S.

QUANTITATIVE MID CAP       MFC Global Investment             Seeks long-term growth of capital by
                           Management (U.S.A.) Limited       investing, under normal market conditions, at
                                                             least 80% of its total assets (plus any
                                                             borrowings for investment purposes) in U.S.
                                                             mid- cap stocks, convertible preferred stocks,
                                                             convertible bonds and warrants.

MID CAP INDEX              MFC Global Investment             Seeks to approximate the aggregate total
                           Management (U.S.A.) Limited       return of a mid- cap U.S. domestic equity
                                                             market index by attempting to track the
                                                             performance of the S&P Mid Cap 400
                                                             Index*.

MID CAP INTERSECTION       Wellington Management Company,    Seeks long-term growth of capital by
                           LLP                               investing in equity securities of medium size
                                                             companies with significant capital
                                                             appreciation potential.

GLOBAL                     Templeton Global Advisors         Seeks long-term capital appreciation by
                           Limited                           investing, under normal market conditions, at
                                                             least 80% of its net assets (plus any
                                                             borrowings for investment purposes) in
                                                             equity securities of companies located
                                                             anywhere in the world, including emerging
                                                             markets.

CAPITAL APPRECIATION       Jennison Associates LLC           Seeks long-term capital growth by investing
                                                             at least 65% of its total assets in equity-
                                                             related securities of companies that exceed
                                                             $1 billion in market capitalization and that
                                                             the subadviser believes have above-average
                                                             growth prospects. These companies are
                                                             generally medium-to-large capitalization
                                                             companies.

AMERICAN GROWTH            Capital Research Management       Seeks to make the shareholders' investment
                           Company (adviser to the American  grow by investing all of its assets in the
                           Funds Insurance Series)           master fund, Class 2 shares of the Growth
                                                             Fund, a series of American Funds Insurance
                                                             Series. The Growth Fund invests primarily in
                                                             common stocks of companies that appear to
                                                             offer superior opportunities for growth of
                                                             capital. The Growth Fund may also invest up
                                                             to 15% of its assets in equity securities of
                                                             issuers domiciled outside the U.S. and
                                                             Canada and not included in the S&P 500
                                                             Index*.

U.S. GLOBAL LEADERS GROWTH Sustainable Growth Advisers, L.P. Seeks long-term growth of capital by investing, under normal market conditions,
                                                             primarily in common stocks of "U.S. Global
                                                             Leaders".

QUANTITATIVE ALL CAP       MFC Global Investment             Seeks long-term growth of capital by
                           Management (U.S.A.) Limited       investing, under normal circumstances,
                                                             primarily in equity securities of U.S.
                                                             companies. The portfolio will generally focus
                                                             on equity securities of U.S. companies across
                                                             the three market capitalization ranges of
                                                             large, mid and small.

ALL CAP CORE               Deutsche Investment Management    Seeks long-term growth of capital by
                           Americas Inc.                     investing primarily in common stocks and
                                                             other equity securities within all asset classes
                                                             (small, mid and large cap) of those within the
                                                             Russell 3000 Index*.

TOTAL STOCK MARKET INDEX   MFC Global Investment             Seeks to approximate the aggregate total
                           Management (U.S.A.) Limited       return of a broad U.S. domestic equity
                                                             market index by attempting to track the
                                                             performance of the Dow Jones Wilshire 5000
                                                             Index*.

PORTFOLIO               PORTFOLIO MANAGER                INVESTMENT DESCRIPTION
---------               -------------------------------- -----------------------------------------------
BLUE CHIP GROWTH        T. Rowe Price Associates, Inc.   Seeks to achieve long-term growth of capital
                                                         (current income is a secondary objective) by
                                                         investing, under normal market conditions,
                                                         at least 80% of the portfolio's total assets in
                                                         the common stocks of large and medium-
                                                         sized blue chip growth companies.

U.S. LARGE CAP          Capital Guardian Trust Company   Seeks long-term growth of capital and
                                                         income by investing the portfolio's assets,
                                                         under normal market conditions, primarily in
                                                         equity and equity-related securities of
                                                         companies with market capitalization greater
                                                         than $ 500 million.

CORE EQUITY             Legg Mason Capital Management,   Seeks long-term capital growth by investing,
                        Inc.                             under normal market conditions, primarily in
                                                         equity securities that, in the subadviser's
                                                         opinion, offer the potential for capital
                                                         growth. The subadviser seeks to purchase
                                                         securities at large discounts to the
                                                         subadviser's assessment of their intrinsic
                                                         value.

LARGE CAP VALUE         Blackrock Investment Management, Seeks long-term growth of capital by
                        LLC                              investing, under normal market conditions,
                                                         primarily in a diversified portfolio of equity
                                                         securities of large-cap companies located in
                                                         the U.S.

CLASSIC VALUE           Pzena Investment Management,     Seeks long-term growth of capital by
                        LLC                              investing, under normal market conditions,
                                                         at least 80% of its net assets in domestic
                                                         equity securities.

UTILITIES               Massachusetts Financial Services Seeks capital growth and current income
                        Company                          (income above that available from a portfolio
                                                         invested entirely in equity securities) by
                                                         investing, under normal market conditions,
                                                         at least 80% of the portfolio's net assets
                                                         (plus any borrowings for investment
                                                         purposes) in equity and debt securities of
                                                         domestic and foreign companies in the
                                                         utilities industry.

REAL ESTATE SECURITIES  Deutsche Investment Management   Seeks to achieve a combination of long-term
                        Americas, Inc.                   capital appreciation and current income by
                                                         investing, under normal market conditions,
                                                         at least 80% of its net assets (plus any
                                                         borrowings for investment purposes) in
                                                         equity securities of real estate investment
                                                         trusts and real estate companies.

SMALL CAP OPPORTUNITIES Munder Capital Management        Seeks long-term capital appreciation by
                                                         investing, under normal circumstances, at
                                                         least 80% of its assets in equity securities of
                                                         companies with market capitalizations within
                                                         the range of the companies in the Russell
                                                         2000 Index*.

SMALL CAP VALUE         Wellington Management Company,   Seeks long-term capital appreciation by
                        LLP                              investing, under normal market conditions,
                                                         at least 80% of its assets in small-cap
                                                         companies that are believed to be
                                                         undervalued by various measures and offer
                                                         good prospects for capital appreciation.

SMALL COMPANY VALUE     T. Rowe Price Associates, Inc.   Seeks long-term growth of capital by
                                                         investing, under normal market conditions,
                                                         primarily in small companies whose
                                                         common stocks are believed to be
                                                         undervalued. Under normal market
                                                         conditions, the portfolio will invest at least
                                                         80% of its net assets (plus any borrowings
                                                         for investment purposes) in companies with
                                                         market capitalizations that do not exceed the
                                                         maximum market capitalization of any
                                                         security in the Russell 2000 Index* at the
                                                         time of purchase.

PORTFOLIO          PORTFOLIO MANAGER              INVESTMENT DESCRIPTION
---------          ------------------------------ -----------------------------------------------

SPECIAL VALUE      ClearBridge Advisors, LLC      Seeks long-term capital growth by investing,
                                                  under normal circumstances, at least 80% of
                                                  its net assets in common stocks and other
                                                  equity securities of companies whose market
                                                  capitalization at the time of investment is not
                                                  greater than the market capitalization of
                                                  companies in the Russell 2000 Value Index*.

MID VALUE          T. Rowe Price Associates, Inc. Seeks long-term capital appreciation by investing, under normal market conditions,
                                                  primarily in a diversified mix of common
                                                  stocks of mid-size U.S. companies that are
                                                  believed to be undervalued by various
                                                  measures and offer good prospects for capital
                                                  appreciation.

MID CAP VALUE      Lord, Abbett & Co. LLC         Seeks capital appreciation by investing, under
                                                  normal market conditions, at least 80% of the
                                                  portfolio's net assets (plus any borrowings for
                                                  investment purposes) in mid-sized companies.

VALUE              Van Kampen                     Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk, by investing
                                                  primarily in equity securities of companies
                                                  with capitalizations similar to the market
                                                  capitalization of companies in the Russell
                                                  Midcap Value Index*.

ALL CAP VALUE      Lord, Abbett & Co. LLC         Seeks capital appreciation by investing in
                                                  equity securities of U.S. and multinational
                                                  companies in all capitalization ranges that the
                                                  subadviser believes are undervalued.

GROWTH & INCOME    Independence Investments LLC   Seeks income and long-term capital
                                                  appreciation by investing, under normal
                                                  market conditions, primarily in a diversified
                                                  mix of common stocks of large U.S.
                                                  companies.

500 INDEX B        MFC Global Investment          Seeks to approximate the aggregate total
                   Management (U.S.A.) Limited    return of a broad U.S. domestic equity market
                                                  index by attempting to track the performance
                                                  of the S&P 500 Composite Stock Price
                                                  Index.*

FUNDAMENTAL VALUE  Davis Selected Advisers, L.P.  Seeks growth of capital by investing, under normal market conditions, primarily in
                                                  common stocks of U.S. companies with
                                                  market capitalizations of at least $10 billion.
                                                  The portfolio may also invest in U.S.
                                                  companies with smaller capitalizations.

U.S. CORE          Grantham, Mayo, Van Otterloo & Seeks a high total return by investing
                   Co. LLC                        primarily in investments tied economically to
                                                  the U.S. including equity investments in U.S.
                                                  companies whose stocks are included in the
                                                  S&P 500 Index* or in companies with size
                                                  and growth characteristics similar to
                                                  companies that issue stocks included in the
                                                  Index.

LARGE CAP          UBS Global Asset Management    Seeks to maximize total return, consisting of
                   (Americas) Inc.                capital appreciation and current income, by
                                                  investing, under normal circumstances, at
                                                  least 80% of its net assets (plus borrowings
                                                  for investment purposes, if any) in equity
                                                  securities of U.S. large-cap companies.

QUANTITATIVE VALUE MFC Global Investment          Seeks long-term capital appreciation by
                   Management (U.S.A.) Limited    investing primarily in large-cap U.S.
                                                  securities with the potential for long-term
                                                  growth of capital.

PORTFOLIO                                  PORTFOLIO MANAGER                INVESTMENT DESCRIPTION
---------                                  -------------------------------- -------------------------------------------------
AMERICAN GROWTH-INCOME                     Capital Research and Management  Seeks to make the shareholders' investment
                                           Company (adviser to the American grow and provide the shareholder with
                                           Funds Insurance Series)          income over time by investing all of its assets
                                                                            in the master fund, Class 2 shares of the
                                                                            Growth-Income Fund, a series of American
                                                                            Funds Insurance Series. The Growth-Income
                                                                            Fund invests primarily in common stocks or
                                                                            other securities which demonstrate the
                                                                            potential for appreciation and/or dividends

EQUITY-INCOME                              T. Rowe Price Associates, Inc.   Seeks to provide substantial dividend income
                                                                            and also long- term capital appreciation by
                                                                            investing primarily in dividend-paying
                                                                            common stocks, particularly of established
                                                                            companies with favorable prospects for both
                                                                            increasing dividends and capital appreciation.

AMERICAN BLUE CHIP INCOME AND GROWTH       Capital Research and Management  Seeks to produce income exceeding the
                                           Company (adviser to the American average yield on U.S. stocks generally and to
                                           Funds Insurance Series)          provide an opportunity for growth of
                                                                            principal by investing all of its assets in Class
                                                                            2 shares of the Blue Chip Income and Growth
                                                                            Fund, a series of American Funds Insurance
                                                                            Series. The Blue Chip Income and Growth
                                                                            Fund invests primarily in common stocks of
                                                                            larger, more established companies based in
                                                                            the U.S. with market capitalizations of $4
                                                                            billion and above.

INCOME & VALUE                             Capital Guardian Trust Company   Seeks the balanced accomplishment of (a)
                                                                            conservation of principal and (b) long-term
                                                                            growth of capital and income by investing the
                                                                            portfolio's assets in both equity and fixed-
                                                                            income securities. The subadviser has full
                                                                            discretion to determine the allocation
                                                                            between equity and fixed income securities.

MANAGED                                    Grantham, Mayo, Van Otterloo &   Seeks income and long-term capital
                                           Co. LLC and Declaration          appreciation by investing primarily in a
                                           Management & Research LLC        diversified mix of common stocks of large
                                                                            U.S. companies and bonds with an overall
                                                                            intermediate term average maturity.

PIMCO VIT ALL ASSET PORTFOLIO (a series of Pacific Investment Management    The portfolio invests primarily in a
the PIMCO Variable Insurance Trust) (only  Company, LLC                     diversified mix of (a) common stocks of large
Class M is available for sale)                                              and mid-sized U.S. companies, and (b) bonds
                                                                            with an overall intermediate term average
                                                                            maturity.

GLOBAL ALLOCATION                          UBS Global Asset Management      Seeks total return, consisting of long-term
                                           (Americas) Inc.                  capital appreciation and current income, by
                                                                            investing in equity and fixed income
                                                                            securities of issuers located within and
                                                                            outside the U.S.

HIGH YIELD                                 Western Asset Management         Seeks to realize an above-average total return
                                           Company                          over a market cycle of three to five years,
                                                                            consistent with reasonable risk, by investing
                                                                            primarily in high-yield debt securities,
                                                                            including corporate bonds and other fixed-
                                                                            income securities.

U.S. HIGH YIELD BOND                       Wells Capital Management,        Seeks total return with a high level of current
                                           Incorporated                     income by investing, under normal market
                                                                            conditions, primarily in below investment-
                                                                            grade debt securities (sometimes referred to
                                                                            as "junk bonds" or high yield securities). The
                                                                            portfolio also invests in corporate debt
                                                                            securities and may buy preferred and other
                                                                            convertible securities and bank loans.

STRATEGIC BOND                             Western Asset Management         Seeks a high level of total return consistent
                                           Company                          with preservation of capital by investing at
                                                                            least 80% of its net assets in fixed income
                                                                            securities.

PORTFOLIO                  PORTFOLIO MANAGER                INVESTMENT DESCRIPTION
---------                  -------------------------------- -----------------------------------------------
STRATEGIC INCOME           MFC Global Investment            Seeks a high level of current income by
                           Management (U.S.), LLC           investing, under normal market conditions,
                                                            primarily in foreign government and
                                                            corporate debt securities from developed and
                                                            emerging markets, U.S. Government and
                                                            agency securities, and U.S. high yield bonds.

GLOBAL BOND                Pacific Investment Management    Seeks to realize maximum total return,
                           Company, LLC                     consistent with preservation of capital and
                                                            prudent investment management, by
                                                            investing the portfolio's assets primarily in
                                                            fixed income securities. These fixed income
                                                            instruments may be denominated in non-U.S.
                                                            currencies or in U.S. dollars.

INVESTMENT QUALITY BOND    Wellington Management            Seeks a high level of current income
                           Company, LLP                     consistent with the maintenance of principal
                                                            and liquidity, by investing in a diversified
                                                            portfolio of investment grade bonds.
                                                            Investments will tend to focus on corporate
                                                            bonds and U.S. Government bonds with
                                                            intermediate to longer term maturities.

TOTAL RETURN               Pacific Investment Management    Seeks to realize maximum total return,
                           Company LLC                      consistent with preservation of capital and
                                                            prudent investment management, by
                                                            investing, under normal market conditions, at
                                                            least 65% of the portfolio's assets in a
                                                            diversified portfolio of fixed income
                                                            securities of varying maturities.

AMERICAN BOND              Capital Research and Management  Seeks to maximize current income and
                           Company (adviser to the American preserve capital by investing all of its assets
                           Funds Insurance Series)          in the master fund, Class 2 Shares of the
                                                            Bond Fund, a series of the American Funds
                                                            Insurance Series. The Bond Fund normally
                                                            invests at least 80% of its assets in bonds.

REAL RETURN BOND           Pacific Investment Management    Seeks maximum return, consistent with
                           Company, LLC                     preservation of capital and prudent
                                                            investment management, by investing, under
                                                            normal market conditions, at least 80% of its
                                                            net assets in inflation-indexed bonds of
                                                            varying maturities issued by the U.S. and
                                                            non-U.S. governments and by corporations.

BOND INDEX B               Declaration Management &         Seeks to track the performance of the
                           Research LLC                     Lehman Brothers Aggregate Index** (which
                                                            represents the U.S. investment grade bond
                                                            market) by investing at least 80% of its assets
                                                            in securities listed in the Lehman Brothers
                                                            Aggregate Index.

CORE BOND                  Wells Capital Management,        Seeks total return consisting of income and
                           Incorporated                     capital appreciation by investing, under
                                                            normal market conditions, in a broad range of
                                                            investment-grade debt securities. including
                                                            U.S. Government obligations, corporate
                                                            bonds, mortgage-backed and other asset
                                                            backed securities and money market
                                                            instruments.

ACTIVE BOND                Declaration Management &         Seeks income and capital appreciation by
                           Research LLC and MFC Global      investing at least
                           Management (U.S.), LLC           80% of its assets in a diversified mix of debt
                                                            securities and
                                                            instruments.

U.S. GOVERNMENT SECURITIES Western Asset Management         Seeks a high level of current income
                           Company                          consistent with preservation of capital and
                                                            maintenance of liquidity, by investing in debt
                                                            obligations and mortgage-backed securities
                                                            issued or guaranteed by the U.S.
                                                            Government, its agencies or instrumentalities,
                                                            and derivative securities such as
                                                            collateralized mortgage obligations backed
                                                            by such securities.

PORTFOLIO                                    PORTFOLIO MANAGER               INVESTMENT DESCRIPTION
---------                                    ------------------------------- -------------------------------------------------
SHORT-TERM BOND                              Declaration Management &        Seeks income and capital appreciation by
                                             Research LLC                    investing at least 80% of its assets in a
                                                                             diversified mix of debt securities and
                                                                             instruments.

MONEY MARKET B                               MFC Global Investment           Seeks maximum current income consistent
                                             Management (U.S.A.) Limited     with preservation of principal and liquidity by
                                                                             investing in high quality money market
                                                                             instruments.

LIFESTYLE AGGRESSIVE                         MFC Global Investment           Seeks to provide long-term growth of capital
                                             Management (U.S.A.) Limited     (current income is not a consideration) by
                                                                             investing 100% of the Lifestyle Trust's assets
                                                                             in other portfolios of the Trust which invest
                                                                             primarily in equity securities.

LIFESTYLE GROWTH                             MFC Global Investment           Seeks to provide long-term growth of capital
                                             Management (U.S.A.) Limited     with consideration also given to current
                                                                             income by investing approximately 20% of the
                                                                             Lifestyle Trust's assets in other portfolios of
                                                                             the Trust, which invest primarily in fixed
                                                                             income securities and approximately 80% of
                                                                             its assets in other portfolios of the Trust,
                                                                             which invest primarily in equity securities.

LIFESTYLE BALANCED                           MFC Global Investment           Seeks to provide a balance between a high
                                             Management (U.S.A.) Limited     level of current income and growth of capital
                                                                             with a greater emphasis given to capital
                                                                             growth by investing approximately 40% of the
                                                                             Lifestyle Trust's assets in other portfolios of
                                                                             the Trust which invest primarily in fixed
                                                                             income securities and approximately 60% of
                                                                             its assets in other portfolios of the Trust which
                                                                             invest primarily in equity securities.

LIFESTYLE MODERATE                           MFC Global Investment           Seeks to provide a balance between a high
                                             Management (U.S.A.) Limited     level of current income and growth of capital
                                                                             with a greater emphasis given to current
                                                                             income by investing approximately 60% of the
                                                                             Lifestyle Trust's assets in other portfolios of
                                                                             the Trust which invest primarily in fixed
                                                                             income securities and approximately 40% of
                                                                             its assets in other portfolios of the Trust which
                                                                             invest primarily in equity securities.

LIFESTYLE CONSERVATIVE                       MFC Global Investment           Seeks to provide a high level of current
                                             Management (U.S.A.) Limited     income with some consideration also given to
                                                                             growth of capital by investing approximately
                                                                             80% of the Lifestyle Trust's assets in other
                                                                             portfolios of the Trust, which invest primarily
                                                                             in fixed income securities and approximately
                                                                             20% of its assets in other portfolios of the
                                                                             Trust, which invest primarily in equity
                                                                             securities.

BRANDES INTERNATIONAL EQUITY (A SERIES OF M  Brandes Investment Partners, LP Seeks long-term capital appreciation through
FUND, INC.)                                                                  investment in equity securities of foreign
                                                                             issuers, including common stocks, and
                                                                             securities that are convertible into common
                                                                             stocks.

TURNER CORE GROWTH (A SERIES OF M FUND,      Turner Investment Partners, LLC Seeks long-term capital appreciation through
INC.)                                                                        investment mainly in common stocks of U.S.
                                                                             companies that the portfolio manager believes
                                                                             have strong earnings-growth potential.

FRONTIER CAPITAL APPRECIATION (A SERIES OF M Frontier Capital Management     Seeks maximum capital appreciation through
FUND, INC.)                                  Company, LLC                    investment in common stock of U.S.
                                                                             companies of all states, with emphasis on
                                                                             stocks with capitalizations consistent with the
                                                                             capitalizations of those companies found in
                                                                             the Russell 2500 Index*.

BUSINESS OPPORTUNITY VALUE (A SERIES OF M    Iridian Asset Management, LLC   Seeks long-term capital appreciation through
FUND, INC.)                                                                  investment primarily in equity securities of
                                                                             U.S. issuers in the large-to- medium
                                                                             capitalization segment of the U.S. stock
                                                                             market.

* "S&P 500 (R)" and "S&P Mid Cap 400 (R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (R)," "Russell 2000 Value (R)," "Russell 2500
(R)," "Russell 3000 (R)" and "Russell Midcap Value (R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

   The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

      MSCI All Country World ex US Index -- $200 million to $244 billion Russell 2000 Index -- $38.40 million to $3.72 billion
      Russell 2500 Index -- $38.49 million to $8.63 billion
      Russell 3000 Index -- $38.40 million to $411 billion
      Russell 2000 Value Index -- $39 million to $3.1 billion
      Russell Midcap Value Index -- $1.327 million to $21 billion
      S&P Mid Cap 400 Index -- $590 million to $12.5 billion
      S&P 500 Index -- $1.415 million to $411 billion
      Dow Jones Wilshire 5000 Index -- $38.49 million to $411 billion

   You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a subaccount.

   If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

   We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

   On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).

   We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received.

   We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

   However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners

   The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

DESCRIPTION OF JHVLICO

   We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

   We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

   JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2006, John Hancock's assets were approximately $97 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

   We have received the following ratings from independent rating agencies:

   A++ A.M. Best Superior
Companies have a very strong ability to meet their obligations; 1st category of
15

   AA+ Fitch Ratings
Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

   AAA Standard & Poor's
Extremely strong financial security characteristics; 1st category of 8

   Aa2 Moody's
Excellent in financial strength; 2nd category of 9

   These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S, a separate account operated by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

   The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of JHVLICO other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of JHVLICO's other assets.

   New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

THE FIXED INVESTMENT OPTIONS

   Our obligations under any fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options -- the standard fixed account, and the enhanced yield fixed account. The effective annual rate we declare for the two fixed investment options will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

   Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 (the "1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned premiums

   The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums -- annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are "due" are referred to as "modal processing dates." The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement").

Maximum premium payments

   Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see "Tax considerations"). Also, we may refuse to accept any amount of an additional premium if:

    .  that amount of premium would increase our insurance risk exposure, and

    . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

   In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

   If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

   We will also accept premiums:

    .  by wire or by exchange from another insurance company,

    . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

    .  if we agree to it, through a salary deduction plan with your employer.

   You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Servicing Office.

Processing premium payments

   We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

   (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

   (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

   (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

   (4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

    . The tax problem resolves itself prior to the date the refund is to be made; or

    . The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

   (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

   Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

   If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

   Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

   This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined under "Procedures for issuance of a policy".)

   Your policy will show two types of GDB Premium (or such other types as permitted by your policy's state of issue):

    . 5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

    . Lifetime GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Lifetime GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

   The Lifetime GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called "guideline premium" for the policy as defined in section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

   For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see "The death benefit" below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any "due date" calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

   If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

   If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, "Lapse and reinstatement" above.

THE DEATH BENEFIT

   In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

   When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

    . Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).

    . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

   For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

   If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

   As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

   For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The "age 100 adjustment date" is defined under "When the younger insured person reaches 100"). Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

   Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

   Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations").

The minimum insurance amount

   In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

   As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

   If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

    . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

    .  The death benefit will become equal to the greater of the following:

       .  the account value on the date of death, and

       . the lesser of (i) the Basic Sum Insured plus the account value on the date of death, and (ii) the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person.

Death benefit Options A and B (as described above) will all cease to apply. If the guaranteed death benefit feature is in effect on the policy anniversary nearest the 100th birthday of the younger insured person, the death benefit as described above will be guaranteed not to lapse.

Requesting an increase in coverage

   The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of certain policy transactions" below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

   After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

    .  the remaining Basic Sum Insured will be at least $250,000, and

    . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

    . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

   We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to increase pursuant to the optional extra death benefit feature. As to when any reduction in Total Sum Insured would take effect, see "Effective date of certain policy transactions" below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge").

Change of death benefit option

   You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

   Please read "The minimum insurance amount" for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Effective date of certain policy transactions

   The following transactions take effect on the policy anniversary on or next following the date we approve your request:

    .  Total Sum Insured decreases

    .  Additional Sum Insured increases

   A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

   Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

   You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

   You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at this time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full.

Changing a payment option

   You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

   There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

   From each premium payment you make, we deduct the charges described under "Deductions from premium payments." We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments.")

   Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of charges at the policy level." We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 pm. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

   The amount you've invested in a fixed investment options will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for a fixed investment option, just call or write to us. Amounts you invest in a fixed investment options will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

   Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

   All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

   At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

   You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

   The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

   Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

   If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

   Transfers out of the fixed investment options are currently subject to the following restrictions:

    . You can only make one transfer out of either fixed investment option in each policy year.

    . Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.

    . The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 25% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.

    . The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

   If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

   This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

   Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

   Once we receive the election in form satisfactory to us at our Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

   You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

   You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value"). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "The death benefit"). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Deductions from account value").

POLICY LOANS

   You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

    .  We first determine the surrender value of your policy.

    . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

    . We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

    . We then subtract the third item above from the result of the second item above.

   The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.50% in policy years 11 through 20, and 3.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

   You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

    . The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

    . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

   The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

   The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

   Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations").

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

    . Premium sales charge - A charge to help defray our sales costs. The charge is a percentage of the premiums you pay. The percentage is currently 7% for policy year 1-10 and 3% thereafter. The percentage is guaranteed never to exceed 8% for any policy year.

    . Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first two policy years up to the Target Premium.

Deductions from account value

    . Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs, equal to 2% of the "Target Premium" (regardless of the amount of premium actually paid.) The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

    . Per Thousand TSI charge - A monthly charge to help defray our sales and administrative costs, currently equal to $0.035 per thousand of Total Sum Insured for the first 10 policy years. The guaranteed charge is $0.035 per thousand of Total Sum Insured in all policy years.

    . Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge currently equal to $12 per month (guaranteed amount of $20 per month) in all policy years.

    . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum

       Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "The death benefit").

    . Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed .067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05% for policy years 1 through 5, .021% for policy years 6 through 10, and 0% for policy years 11 and thereafter. We guarantee that these percentages will not exceed .067% in policy years 1-5, and .033% in policy years 6 and thereafter. This charge does not apply to any fixed investment option.

    . Optional benefits charge - Monthly charges for certain optional insurance benefits. The riders we currently offer are described under "Optional benefit riders you can add."

    . Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that does not exceed the first year Target Premium, as shown in the following table:

                                              PERCENTAGE OF
                   POLICY YEAR(S)            PREMIUMSRECEIVED
                   --------------            ----------------
                   1........................       100%
                   2........................        93%
                   3........................        86%
                   4........................        79%
                   5........................        71%
                   6........................        64%
                   7........................        57%
                   8........................        50%
                   9........................        43%
                   10.......................        36%
                   11.......................        29%
                   12.......................        21%
                   13.......................        14%
                   14.......................         7%
                   15 and later.............         0%

       The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see "Partial withdrawals").

    . Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50.

Additional information about how certain policy charges work

Sales expenses and related charges

   The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of charges at the policy level.") The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

   You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Method of deduction

   Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

   The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

   The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

   Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

   We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

   Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

   The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

   When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

    . Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

       . you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

       . the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code.

        The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, under "Deductions from account value."

        The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

    . Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

    . Four Year Term Rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on lives of the insured persons.

Variations in policy terms

   Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

   We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes." No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

   Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

   Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards."

   Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

   The Minimum Initial Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

   After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

   The policy will take effect only if all of the following conditions are satisfied:

    .  The policy is delivered to and received by the applicant.

    .  The Minimum Initial Premium is received by us.

    . Each insured person is living and still meets our health criteria for issuing insurance.

   If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

   In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

   The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

   If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

   Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

   We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

   In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

    . Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

    .  Combining or removing investment options

    .  Changes in the form of organization of any separate account

   Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

   Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term "you" appears in this prospectus, we've assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

   While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

    .  Determine when and how much you invest in the various investment options

    .  Borrow or withdraw amounts you have in the investment options

    .  Change the beneficiary who will receive the death benefit

    .  Change the amount of insurance

    . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

    . Choose the form in which we will pay out the death benefit or other proceeds

   It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

   You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

    . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

    .  the JHVLICO representative who delivered the policy to you.

   In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

   At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

   Semiannually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

   You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

   We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

Delay to challenge coverage

   We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

   We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

   We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

   State laws allow us to defer payment of any portion of the surrender value derived from a fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

   You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

   Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

    .  loans

    .  surrenders or partial withdrawals

    .  change of death benefit option

    .  increase or decrease in Total Sum Insured

    .  change of beneficiary

    .  election of payment option for policy proceeds

    .  tax withholding elections

    .  election of telephone transaction privilege

   The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and facsimile transactions" below):

    .  transfers of account value among investment options

    .  change of allocation among investment options for new premium payments.

   You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

   We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

   If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

   If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

   As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

DISTRIBUTION OF POLICIES

   John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

   The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing." These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

   Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

   Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

   You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

   Standard compensation. Through JH Distributors, JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

   The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed the following schedule: policy year 1, 125% of the premium paid up to the first tier and 8.0% of any excess premiums; policy years 2-5, 4.0% of the premium paid up to the first tier and 4.0% of any excess premiums; policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and policy years 11+, no commissions paid. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

   Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

TAX CONSIDERATIONS

   This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

   We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment." We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

   The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

   Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

   However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

   We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

   If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

   Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

   Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

   It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

   Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

   Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

   We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

   Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

   In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

   The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

   We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

   At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

   The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

   Policies classified as modified endowment contracts are subject to the following tax rules:

    . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

    . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

    . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

    .  is made on or after the date on which the policy owner attains age
       59 1/2;

    .  is attributable to the policy owner becoming disabled; or

    . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

   Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

   Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

   All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

   The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

   To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

   In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

   If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

FINANCIAL STATEMENTS REFERENCE

   The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

   This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at
December 31, 2006, and for each of the two years in the period ended
December 31, 2006, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

   In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                           JHVLICO SERVICING OFFICE

                  EXPRESS DELIVERY           MAIL DELIVERY
                  ----------------           -------------
                 Specialty Products           P.O. Box 192
              197 Clarendon Street, C-6     Boston, MA 02117
                  Boston, MA 02117

                       PHONE:                     FAX:
                       ------                     ----
                   1-800-521-1234             617-572-7008

   Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782 1933 Act File No. 333-55172

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
          John Hancock Variable Life Separate Account S ("Registrant")

                      Interests are made available under


                       MAJESTIC PERFORMANCE SURVIVORSHIP
                            VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life survivorship insurance policy issued by

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                          ("JHVLICO" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.




                               TABLE OF CONTENTS




Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           3
Principal Underwriter/Distributor ...................           3
Additional Information About Charges ................           4
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2006, John Hancock's assets were approximately $97 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.


Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Variable Life Separate Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


Services

     Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by John Hancock Life Insurance Company, or other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.


Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.


Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, was the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus until May 1, 2006.

     The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 and 2004 was $92,499,000 and $92,336,000, respectively. Neither Signator nor JHD retained any of these amounts during such periods.

     The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed the following schedule: Policy year 1, 125% of the premium paid up to the first tier and 8.0% of any excess premiums; Policy years 2-5, 4.0% of the premium paid up to the first tier and 4.0% of any excess premiums; Policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and Policy years 11+, No commissions paid. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   o Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   o Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   o Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.


Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.


Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2006 and 2005 and the Periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor Company)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2006 and 2005............... F-3

Consolidated Statements of Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company)
  and January 1, 2004 through April 28, 2004 (Predecessor Company)......... F-4

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company) and
  January 1, 2004 through April 28, 2004 (Predecessor Company)............. F-5

Consolidated Statements of Cash Flows for the years ended December 31,
  2006 and 2005, the periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor
  Company)................................................................. F-7

Notes to Consolidated Financial Statements................................. F-9

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the two years in the period ended December 31, 2006. We have also audited the consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the Company for the period April 29, 2004 through December 31, 2004 and for the predecessor company for the period January 1, 2004 through April 28, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for the year ended December 31, 2006 and 2005 and the period April 29, 2004 through
December 31, 2004, and the consolidated results of operations and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the accompanying financial statements, the Company has restated its financial statements for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004 and has restated the financial statements for the predecessor company for the period January 1, 2004 through April 28, 2004.

As discussed in Note 2 to the accompanying financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                              December 31,
                                                          --------------------
                                                             2006       2005
                                                          ---------  ---------
                                                                      Restated
                                                              (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value (cost: 2006 -
     $4,641.6; 2005 - $ 4,258.7)......................... $ 4,608.6  $ 4,231.5
Equity securities:
   Available-for-sale - at fair value (cost: 2006 -
     $145.2; 2005 - $ 36.1)..............................     158.1       36.2
Mortgage loans on real estate............................   1,056.2    1,137.5
Real estate..............................................     261.7      165.5
Policy loans.............................................     441.6      415.9
Other invested assets....................................     165.4      290.3
                                                          ---------  ---------
   Total Investments.....................................   6,691.6    6,276.9

Cash and cash equivalents................................     236.7      206.6
Accrued investment income................................      67.2       70.9
Goodwill.................................................     410.8      410.8
Value of business acquired...............................   1,299.0    1,323.2
Intangible assets........................................     213.8      216.5
Deferred policy acquisition costs........................     472.3      339.7
Reinsurance recoverable..................................     397.5      326.7
Other assets.............................................      11.8      182.6
Separate account assets..................................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Assets.......................................... $17,725.6  $16,850.8
                                                          =========  =========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits................................... $ 6,715.9  $ 6,346.7
Policyholders' funds.....................................      39.7        3.6
Unearned revenue.........................................     163.6      104.3
Unpaid claims and claim expense reserves.................      48.7       63.9
Dividends payable to policyholders.......................       1.3        0.9
Deferred income tax liability............................     463.4      414.6
Other liabilities........................................     234.4      336.3
Separate account liabilities.............................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Liabilities.....................................  15,591.9   14,767.2

Shareholder's Equity:

Common stock; $50 par value; 50,000 shares authorized
  and outstanding........................................       2.5        2.5
Additional paid in capital...............................   2,017.1    2,017.1
Retained earnings........................................     119.2       76.8
Accumulated other comprehensive (loss) income............      (5.1)     (12.8)
                                                          ---------  ---------
   Total Shareholder's Equity............................   2,133.7    2,083.6
                                                          ---------  ---------
   Total Liabilities and Shareholder's Equity............ $17,725.6  $16,850.8
                                                          =========  =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Revenues
   Premiums.................................................    $ 84.0       $ 80.8        $ 47.7           $ 24.0
   Universal life and investment-type product charges.......     292.8        275.4         172.6             82.1
   Net investment income....................................     358.2        343.3         203.9            112.9
   Net realized investment and other (losses) gains.........      (6.2)        11.0         (24.3)            (3.4)
   Investment management revenues, commissions and other
     fees...................................................     144.2        120.1          76.0             50.2
   Other revenue............................................        --          0.3            --              0.1
                                                                ------       ------        ------           ------
       Total revenues.......................................     873.0        830.9         475.9            265.9

Benefits and expenses
   Benefits to policyholders................................     437.9        419.7         225.6            131.0
   Other operating costs and expenses.......................     147.2        118.6          77.0             34.1
   Amortization of deferred policy acquisition costs and
     value of business acquired.............................      62.2         43.8          12.9             30.8
   Dividends to policyholders...............................      20.4         19.7          12.8              6.2
                                                                ------       ------        ------           ------
       Total benefits and expenses..........................     667.7        601.8         328.3            202.1
                                                                ------       ------        ------           ------
Income before income taxes and cumulative effect of
  accounting changes........................................     205.3        229.1         147.6             63.8
Income taxes................................................      67.9         74.3          50.6             20.8
                                                                ------       ------        ------           ------
Income before cumulative effect of accounting changes.......     137.4        154.8          97.0             43.0

Cumulative effect of accounting changes, net of tax.........        --           --            --             (3.0)
                                                                ------       ------        ------           ------
Net income..................................................    $137.4       $154.8        $ 97.0           $ 40.0
                                                                ======       ======        ======           ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                   Accumulated
                                                                                      Other         Total
                                                  Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                  Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                  ------ --------------- -------- ------------- ------------- -----------
                                                         (in millions, except for shares outstanding)         (thousands)
Predecessor Company
Balance at January 1, 2004 - As previously
  reported....................................... $ 2.5     $  572.4     $ 600.3     $ 77.6       $ 1,252.8       50.0
       Restatements..............................                           73.6                       73.6
                                                  -----     --------     -------     ------       ---------      -----
Balance at January 1, 2004 - Restated............ $ 2.5     $  572.4     $ 673.9     $ 77.6       $ 1,326.4       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           40.0                       40.0
       Other comprehensive income, net of
         tax:....................................
          Net unrealized gains ..................                                      11.2            11.2
                                                                                                  ---------
   Comprehensive income - Restated ..............                                                      51.2
                                                  -----     --------     -------     ------       ---------      -----
Balance at April 28, 2004 - Restated............. $ 2.5     $  572.4     $ 713.9     $ 88.8       $ 1,377.6       50.0
                                                  =====     ========     =======     ======       =========      =====
Acquisition by Manulife Financial
  Corporation Sale of shareholder's equity -
  Restated....................................... $(2.5)    $ (572.4)    $(713.9)    $(88.8)      $(1,377.6)     (50.0)
   Manulife Financial Corporation purchase
     price - Restated............................   2.5      1,977.4          --         --         1,979.9       50.0
                                                  -----     --------     -------     ------       ---------      -----
Company
Balance at April 29, 2004 - Restated............. $ 2.5     $1,977.4          --         --       $ 1,979.9       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           97.0                       97.0
       Other comprehensive income, net of
         tax:
          Net unrealized gains...................                                      33.4            33.4
                                                                                                  ---------
   Comprehensive income..........................                                                     130.4
                                                  -----     --------     -------     ------       ---------      -----
Balance at December 31, 2004 - Restated.......... $ 2.5     $1,977.4     $  97.0     $ 33.4       $ 2,110.3       50.0
                                                  =====     ========     =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                    AND COMPREHENSIVE INCOME - (CONTINUED)

                                                                                 Accumulated
                                                                                    Other         Total
                                                Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                ------ --------------- -------- ------------- ------------- -----------
                                                       (in millions, except for shares outstanding)         (thousands)
Company
Balance at January 1, 2005 - Restated..........  $2.5     $1,977.4     $  97.0     $ 33.4       $2,110.3       50.0

Manulife Financial Corporation purchase
  price reallocation...........................               39.7                                  39.7

   Comprehensive income:
       Net income - Restated...................                          154.8                     154.8
       Other comprehensive income, net
         of tax:
          Net unrealized losses................                                     (45.5)         (45.5)
          Net accumulated losses on
            cash flow hedges...................                                      (0.7)          (0.7)
                                                                                                --------
   Comprehensive income........................                                                    108.6

Dividends paid to Parent.......................                         (175.0)                   (175.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2005 - Restated........  $2.5     $2,017.1     $  76.8     $(12.8)      $2,083.6       50.0
                                                 ====     ========     =======     ======       ========       ====
   Comprehensive income:
       Net income..............................                          137.4                     137.4
       Other comprehensive income, net
         of tax:
          Net unrealized gains.................                                       7.2            7.2
          Net accumulated gains on cash
            flow hedges........................                                       0.5            0.5
                                                                                                --------
   Comprehensive income........................                                                    145.1

Dividends paid to Parent.......................                          (95.0)                    (95.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2006...................  $2.5     $2,017.1     $ 119.2     $ (5.1)      $2,133.7       50.0
                                                 ====     ========     =======     ======       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                  Company                  Predecessor Company
                                                                  ---------------------------------------  -------------------
                                                                                             Period from
                                                                                            April 29, 2004     Period from
                                                                   Year ended   Year ended     through       January 1, 2004
                                                                  December 31, December 31,  December 31,        through
                                                                      2006         2005          2004        April 28, 2004
                                                                  ------------ ------------ -------------- -------------------
                                                                                 Restated      Restated         Restated
                                                                                            (in millions)
Cash flows from operating activities:
   Net income....................................................  $   137.4    $   154.8      $  97.0           $  40.0
       Adjustments to reconcile net income to net cash
         provided by operating activities:
       Amortization of premium (discount) - fixed maturities.....       37.8         52.5         45.5              (4.6)
       Net realized investment and other losses (gains)..........        6.2        (11.0)        24.3               3.4
       Change in accounting principle............................         --           --           --               3.0
       Amortization of deferred acquisition costs................       36.9         (9.1)         3.6              30.5
       Amortization of value of business acquired................       25.3         52.9          9.3               0.3
       Capitalized deferred acquisition costs....................     (167.6)      (222.4)      (110.5)            (42.5)
       Depreciation and amortization.............................        5.9          2.5          2.8               0.5
       Decrease (increase) in accrued investment income..........        3.7         (5.3)        18.9             (13.5)
       Decrease (increase) other assets and other
         liabilities, net........................................       68.4         (4.6)        43.7             (44.0)
       Increase in policy liabilities and accruals, net..........      141.7        216.4        117.7               2.1
       Increase in deferred income tax liability.................       44.7        102.4         23.5               8.1
                                                                   ---------    ---------      -------           -------
       Net cash provided (used) by operating activities..........      340.4        329.1        275.8             (16.7)

Cash flows used in investing activities:
   Sales of:
       Fixed maturities available-for-sale.......................      865.0        589.8        208.5              88.8
       Equity securities available-for-sale......................        6.0        200.2         26.2              14.9
       Real estate...............................................        0.1          1.1           --               2.1
       Other invested assets.....................................      224.0        118.5         31.4               7.0
   Maturities, prepayments and scheduled redemptions of:
       Fixed maturities held-to-maturity.........................         --           --           --               0.5
       Fixed maturities available-for-sale.......................       97.6        163.8        175.0             105.6
       Mortgage loans on real estate.............................      169.2        185.5         53.6              26.2
   Purchases of:
       Fixed maturities available-for-sale.......................   (1,409.5)    (1,047.0)      (667.1)           (256.0)
       Equity securities available-for-sale......................     (110.5)      (141.3)       (14.2)            (17.9)
       Real estate...............................................      (99.7)      (151.6)          --              (0.1)
       Other invested assets.....................................      (83.1)       (29.2)       (23.9)           (199.6)
   Mortgage loans on real estate issued..........................      (94.2)      (272.5)      (161.3)            (60.0)
   Other, net....................................................      (18.6)       (47.7)         6.9             (75.2)
                                                                   ---------    ---------      -------           -------
       Net cash used in investing activities.....................  $  (453.7)   $  (430.4)     $(364.9)          $(363.7)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Cash flows from financing activities:
   Dividends paid to Parent.................................   $ (95.0)     $(175.0)           --                --
   Universal life and investment-type contract deposits.....     769.4        827.0         943.4             457.9
   Universal life and investment-type contract maturities
     and withdrawals........................................    (777.7)      (715.0)       (549.9)           (241.2)
   Net transfers to separate accounts from policyholders....     246.7        270.5        (140.1)             22.0
   Issuance of short-term debt..............................        --           --            --              88.0
   Repayment of short-term debt.............................        --           --         (80.0)             (8.0)
                                                               -------      -------       -------           -------
   Net cash provided by financing activities................     143.4        207.5         173.4             318.7
                                                               -------      -------       -------           -------
   Net increase (decrease) in cash and cash equivalents.....      30.1        106.2          84.3             (61.7)
Cash and cash equivalents at beginning of period............     206.6        100.4          16.1              77.8
                                                               -------      -------       -------           -------
Cash and cash equivalents at end of period..................   $ 236.7      $ 206.6       $ 100.4           $  16.1
                                                               =======      =======       =======           =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand. The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

    .  Refinement of policy liability valuation models; and

    .  Other refinement of fair values

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition and has been updated for the finalization of the purchase equation in the second quarter of 2005 (in millions):

                                                   Fair Value  Final Purchase
   As of April 28, 2004                As Reported Adjustments    Equation
   --------------------                ----------- ----------- --------------
   Assets
   Total investments..................  $ 5,572.4    $(20.1)     $ 5,552.3
   Goodwill...........................      410.8        --          410.8
   Value of business acquired.........    1,289.4      86.9        1,376.3
   Intangible assets..................      219.1        --          219.1
   Cash and cash equivalents..........       16.1        --           16.1
   Reinsurance recoverable, net.......      197.5        --          197.5
   Other assets acquired..............      290.6        --          290.6
   Separate account assets............    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total assets acquired..............  $14,834.7    $ 66.8      $14,901.5
                                        =========    ======      =========
   Liabilities:
   Policy liabilities.................  $ 5,335.3    $   --      $ 5,335.3
   Deferred tax liability - Restated..      303.2        --          303.2
   Other liabilities - Restated.......      377.5      27.1          404.6
   Separate accounts..................    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total liabilities assumed -
     Restated.........................  $12,854.8    $ 27.1      $12,881.9
                                        =========    ======      =========
   Net assets acquired - Restated.....  $ 1,979.9    $ 39.7      $ 2,019.6
                                        =========    ======      =========

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Summary of Significant Accounting Policies

Business

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006 and 2005 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2005 and for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004. There were three items requiring restatement as described below.

The Company has certain investments in its overall investment portfolio which at the time of the merger were determined to have characteristics which were not optimal for business segments in the asset/liability matching models and were more appropriately held in the surplus segment. The Company moved the investments from the business segments into the surplus segment replacing them with investments with characteristics more suited to the business requirements. During the realignment process, these assets were transferred in error from the Company to its parent company, John Hancock. The financial statements have been restated to reflect the after-tax increase in net investment income of $13.5 million and $5.5 million for the year ended December 31, 2005 and the period from April 29, 2004 through December 31, 2004, respectively.

In 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In 2006, the accounting treatment of this agreement was reviewed. The Company had been applying deposit method accounting to the agreement incorrectly. The financial statements have been restated to remove the deposit liability previously recorded for this reinsurance agreement. This adjustment decreased net income by $1.2 million, $1.8 million and $1.7 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Total shareholder's equity was increased by $73.6 million as of January 1, 2004.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following is a summary of the line items impacted by the Restatement for the 2005 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholders' Equity for the year ended December 31, 2005, the period from April 29 through December 31, 2004 and the period from January 1 through
April 28, 2004:

                                               Prior to
                                             Restatement* Adjustments Restated
                                             ------------ ----------- ---------
                                                      ($ in millions)
December 31, 2005
Accrued investment income...................  $    39.1     $ 31.8    $    70.9
Total assets................................   16,819.0       31.8     16,850.8
Deferred income tax liability...............      392.8       21.8        414.6
Other liabilities...........................      414.2      (77.9)       336.3
Total liabilities...........................   14,823.3      (56.1)    14,767.2
Additional paid in capital..................    1,945.2       71.9      2,017.1
Retained earnings...........................       60.8       16.0         76.8
Total shareholder's equity..................    1,995.7       87.9      2,083.6
Total liabilities and shareholder's equity..   16,819.0       31.8     16,850.8
                                              ---------     ------    ---------
December 31, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Retained earnings...........................       93.3        3.7         97.0
Total shareholder's equity..................    2,034.7       75.6      2,110.3
                                              ---------     ------    ---------
April 29, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Total shareholder's equity..................    1,908.0       71.9      1,979.9
                                              ---------     ------    ---------
April 28, 2004
Retained earnings...........................      642.0       71.9        713.9
Total shareholder's equity..................    1,305.7       71.9      1,377.6
                                              ---------     ------    ---------
January 1, 2004
Retained earnings...........................      600.3       73.6        673.9
Total shareholder's equity..................    1,252.8       73.6      1,326.4
                                              ---------     ------    ---------
For the year ended December 31, 2005
Net investment income.......................      320.8       22.5        343.3
Total revenue...............................      808.4       22.5        830.9
Benefits to policyholders...................      415.6        4.1        419.7
Other operating costs and expenses..........      120.8       (2.2)       118.6
Total benefits and expenses.................      599.9        1.9        601.8
Income before income taxes..................      208.5       20.6        229.1
Income taxes................................       66.0        8.3         74.3
Net income..................................      142.5       12.3        154.8
                                              ---------     ------    ---------
For the period from April 29, 2004 through
  December 31, 2004
Net investment income.......................      194.6        9.3        203.9
Total revenue...............................      466.6        9.3        475.9
Benefits to policyholders...................      220.1        5.5        225.6
Other operating costs and expenses..........       79.7       (2.7)        77.0
Total benefits and expenses.................      325.5        2.8        328.3
Income before income taxes..................      141.1        6.5        147.6
Income taxes................................       47.8        2.8         50.6
Net income..................................       93.3        3.7         97.0
                                              ---------     ------    ---------
For the period from January 1, 2004 through
  April 28, 2004
Benefits to policyholders...................      126.4        4.6        131.0
Other operating costs and expenses..........       36.1       (2.0)        34.1
Total benefits and expenses.................      199.5        2.6        202.1
Income before income taxes..................       66.4       (2.6)        63.8
Income taxes................................       21.7       (0.9)        20.8
Net income..................................       41.7       (1.7)        40.0
--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restatements - (continued)

In addition, the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004 have been restated to correct errors in the classification of the Company's cash flows for universal life and investment-type contract deposits and maturities and withdrawals. The cash flows were also restated for net transfers to separate accounts from policyholders. Previously, these cash flows were reflected in operating cash flows instead of the financing activities in the Consolidated Statements of Cash Flows. Universal life and investment-type contract deposits were increased by $827.0 million, $943.4 million and $457.9 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Universal life and investment-type contract maturities and withdrawals were increased by $715.0 million, $549.9 million and $241.2 million for the year ended
December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Net transfers to separate accounts from policyholders were $270.5 million, ($140.1) million and $22.0 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. The restatements do not have an impact on the Company's Consolidated Statements of Income, Consolidated Statements of Shareholder's Equity and Comprehensive Income, or total change in cash and cash equivalents on the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. In addition, they did not have an impact on the Consolidated Balance Sheets of December 31, 2005 and 2004.

Investments

The Company classifies its debt and equity investment securities into one category available-for-sale, and records these investments at fair value. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2006, the Company's DAC was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $36.9 million and $(9.1) million for the years ended December 31, 2006 and 2005 and was $3.6 million and $30.5 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 7 - Reinsurance below for additional disclosures regarding reinsurance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Goodwill and Other Intangible Assets.

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 - Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 - Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 2.0% to 6.4% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 8.5% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% and 2.5% of the Company's life insurance in-force at December 31, 2006 and 2005, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 - Income Taxes for additional disclosures on this topic

Cumulative Effect of Accounting Change

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. The standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is currently evaluating the impact SFAS 157 will have on its consolidated financial position or results of operations.

   United States Securities and Exchange Commission Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108")

The SEC staff published SAB 108 on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, SEC registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, an SEC registrant's prior year financial statements must be restated. SAB 108 offers special transition provisions only for circumstances where its application would have altered previous materiality conclusions and those previous materiality conclusions were arrived at in accordance with prior materiality guidance. When applying the special transition provisions, instead of restating prior period financial statements, an SEC registrant must recorded the effect as a cumulative effect adjustment to beginning-of-year retained earnings.

SAB 108 was effective for the Company's financial statements as of December 31, 2006. Adoption of this guidance had no impact on the Company's consolidated financial statements.

   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2")

The FASB staff released FSP 13-2 in September 2006. FSP 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP 13-2 will be effective for the Company's financial statements beginning January 1, 2007 and will not be retrospectively applied. Adoption of FSP 13-2 will result in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes a recognition and measurement model for the impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as a beginning of year adoption.

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS 155 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement
No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No. 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferabiltiy.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operation. The restatement of the accompanying financial statements and footnote disclosures for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004 were prepared in accordance with SFAS No. 154.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Position 03-1- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders. Refer to Note 13- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

Note 3 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's consolidated balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's consolidated statements of income. John Hancock charged the Company service fees of $149.0 million and $181.2 million for the years ended December 31, 2006 and 2005. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. As of December 31, 2006 and 2005, respectively, the Company owed John Hancock $145.4 million and $65.0 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $8.7 million and $7.7 million for the years ended December 31, 2006 and 2005. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. This agreement increased the Company's income before income taxes by $9.2 million and $4.2 million for the years ended December 31, 2006 and 2005. This agreement increased the Company's income before income taxes by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the income before income taxes by $1.2 million in the period from January 1, 2004 through April 28, 2004.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company's income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company's 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company's income before income taxes by $2.0 million (restated) for the year ended December 31, 2005. This agreement decreased the Company's income before income taxes by $2.8 million (restated) for the period from April 29, 2004 through December 31, 2004 and by $2.6 million (restated) for the period from January 1, 2004 through April 28, 2004.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point ($205 million for year 2006) for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. This agreement decreased the Company's income before income taxes by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. The Company and John Hancock have mutually agreed to terminate this reinsurance agreement effective January 1, 2007.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2006 and 2005, the Company had a $250.0 million line of credit with JHFS. At December 31, 2006 and 2005, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as "MVAs."

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company's obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife's guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS' quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $6.8 million,$17.3 million and $11.4 million in 2006, 2005 and 2004, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.2 million and $9.2 million for the years ended December 31, 2006 and 2005, respectively. The reinsurance recoverable was $37.7 million and $35.3 million at December 31, 2006 and 2005, respectively. The reinsurance premiums and reinsurance recoverables are included in the Company's consolidated balance sheets and consolidated statements of income.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The Company had $252.7 million and $150.8 million invested in this pool at December 31, 2006 and 2005, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

The Company made dividend payments in the amount of $95.0 million and $175.0 million to John Hancock in 2006 and 2005, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                                  Period from  Period from
                                                                                    April 29    January 1
                                                         Year ended   Year ended    through      through
                                                        December 31, December 31, December 31,  April 28,
                                                            2006         2005         2004        2004
                                                        ------------ ------------ ------------ -----------
                                                                          (in millions)
Net Investment Income
   Fixed maturities - Restated.........................    $265.3       $248.0       $147.4      $ 85.0
   Equity securities...................................       4.6          1.5          0.5         0.3
   Mortgage loans on real estate.......................      60.1         54.9         34.7        19.8
   Real estate.........................................      10.5          4.5          2.7         0.3
   Policy loans........................................      20.0         21.3         13.5         6.0
   Short-term investments..............................       8.5          4.4          0.8         0.2
   Other...............................................       4.5         17.6          9.9         3.2
                                                           ------       ------       ------      ------
   Gross investment income - Restated..................     373.5        352.2        209.5       114.8
       Less investment expenses........................      15.3          8.9          5.6         1.9
                                                           ------       ------       ------      ------
Net investment income - Restated.......................    $358.2       $343.3       $203.9      $112.9
                                                           ======       ======       ======      ======
Net realized investment and other gains (losses)
   Fixed maturities....................................    $  1.3       $ (1.5)      $  2.0      $  4.5
   Equity securities...................................       0.8          1.9          1.6         0.8
   Mortgage loans on real estate and real estate to be
     disposed of.......................................       4.0          0.8         (3.3)       (0.7)
   Derivatives and other invested assets...............     (12.3)         9.8        (24.6)       (8.0)
                                                           ------       ------       ------      ------
Net realized investment and other gains (losses).......    $ (6.2)      $ 11.0       $(24.3)     $ (3.4)
                                                           ======       ======       ======      ======

Gross gains were realized on the sale of available-for-sale securities of $20.4 million and $16.3 million for the years ended December 31, 2006 and 2005, $9.4 million from April 29, 2004 through December 31, 2004, and $10.1 million from January 1, 2004 through April 28, 2004. Gross losses were realized on the sale of available-for-sale securities of $14.7 million and $9.2 million for the years ended December 31, 2006 and 2005, $2.0 million from April 29, 2004 through December 31, 2004, and $0.3 million from January 1, 2004 through
April 28, 2004. In addition, other-than-temporary impairments on available for sale securities of $9.1 million and $6.0 million for the years ended
December 31, 2006 and 2005, $4.9 million from April 29. 2004 through
December 31, 2004 and $2.5 million from January 1, 2004 through April 28, 2004 were recognized in the consolidated statements of income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                      December 31, 2006
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities..................................    $3,735.6      $20.3      $(46.6)   $3,709.3
Asset-backed and mortgage-backed securities...........       866.5        4.7       (11.5)      859.7
Obligations of states and political subdivisions......         2.3         --          --         2.3
U.S. Treasury securities and obligations of U.S.
  government orporations and agencies ................        37.2        0.1          --        37.3
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,641.6       25.1       (58.1)    4,608.6
   Equity securities..................................       145.2       13.2        (0.3)      158.1
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,786.8      $38.3      $(58.4)   $4,766.7
                                                          ========      =====      ======    ========

                                                                      December 31, 2005
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities - Restated.......................    $3,315.5      $27.3      $(43.0)   $3,299.8
Asset-backed and mortgage-backed securities -
  Restated............................................       903.5        5.0       (16.0)      892.5
Obligations of states and political subdivisions......         9.5         --        (0.3)        9.2
Debt securities issued by foreign governments.........         0.2         --          --         0.2
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies .                      30.0        0.2        (0.4)       29.8
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,258.7       32.5       (59.7)    4,231.5
   Equity securities..................................        36.1        0.5        (0.4)       36.2
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,294.8      $33.0      $(60.1)   $4,267.7
                                                          ========      =====      ======    ========

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
-------------------                                   -------------- ----------
Due in one year or less..............................    $  156.4     $  156.1
Due after one year through five years................     1,490.5      1,482.5
Due after five years through ten years...............     1,170.9      1,158.2
Due after ten years..................................       957.3        952.1
                                                         --------     --------
                                                          3,775.1      3,748.9
Mortgage-backed securities...........................       866.5        859.7
                                                         --------     --------
Total................................................    $4,641.6     $4,608.6
                                                         ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

On December 31, 2005 the Company had $116.3 million of securities at fair value on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. At December 31, 2006, the Company no longer participates in a security lending program for the purpose of enhancing income on securities held.

Depreciation expense on investment real estate was $3.3 million, $0.7 million, and $1.0 million, in 2006, 2005, and 2004, respectively. Accumulated depreciation was $5.9 million and $2.6 million at December 31, 2006 and 2005, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           Unrealized Losses on Fixed Maturity and Equity Securities

                                                                      As of December 31, 2006
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..     $ 11.3        $   --    $    3.0     $   --       $   14.3       $   --
Federal agency mortgage backed securities.       99.3          (0.9)      467.9      (10.6)         567.2        (11.5)
Corporate bonds...........................      760.7         (11.3)    1,563.9      (35.3)       2,324.6        (46.6)
                                               ------        ------    --------     ------       --------       ------
   Total, debt securities.................      871.3         (12.2)    2,034.8      (45.9)       2,906.1        (58.1)
Common stocks.............................        3.6            --         1.3       (0.3)           4.9         (0.3)
                                               ------        ------    --------     ------       --------       ------
   Total..................................     $874.9        $(12.2)   $2,036.1     $(46.2)      $2,911.0       $(58.4)
                                               ======        ======    ========     ======       ========       ======


                                                                      As of December 31, 2005
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..    $   18.4       $ (0.5)    $ 13.7      $ (0.2)      $   32.1       $ (0.7)
Federal agency mortgage backed securities.       524.8        (10.9)     122.0        (4.2)         646.8        (15.1)
Corporate bonds...........................     1,858.9        (37.2)     349.8        (6.7)       2,208.7        (43.9)
                                              --------       ------     ------      ------       --------       ------
   Total, debt securities.................     2,402.1        (48.6)     485.5       (11.1)       2,887.6        (59.7)
Common stocks.............................         1.4         (0.4)        --          --            1.4         (0.4)
                                              --------       ------     ------      ------       --------       ------
Total.....................................    $2,403.5       $(49.0)    $485.5      $(11.1)      $2,889.0       $(60.1)
                                              ========       ======     ======      ======       ========       ======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2006 the fixed maturity securities had a total gross unrealized loss of $62.5 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the Allowance for Probable Losses on Mortgage Loans on Real Estate are summarized below:

                                     Balance at                      Balance at
                                     Beginning                         End of
                                     of Period  Additions Deductions   Period
                                     ---------- --------- ---------- ----------
                                                   (in millions)
Year ended December 31, 2006
   Mortgage loans on real estate....    $4.0      $1.4       $2.6       $2.8
                                        ----      ----       ----       ----
Total                                   $4.0      $1.4       $2.6       $2.8
                                        ====      ====       ====       ====
Year ended December 31, 2005
   Mortgage loans on real estate....    $3.3      $2.8       $2.1       $4.0
                                        ----      ----       ----       ----
Total                                   $3.3      $2.8       $2.1       $4.0
                                        ====      ====       ====       ====
April 29 through December 31, 2004
   Mortgage loans on real estate....    $2.3      $3.3       $2.3       $3.3
                                        ----      ----       ----       ----
Total                                   $2.3      $3.3       $2.3       $3.3
                                        ====      ====       ====       ====
January 1 through April 28, 2004
   Mortgage loans on real estate....    $2.5        --       $0.2       $2.3
                                        ----      ----       ----       ----
Total                                   $2.5      $ --       $0.2       $2.3
                                        ====      ====       ====       ====

At December 31, 2006 and 2005, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  December 31,
                                                                  ------------
                                                                   2006   2005
                                                                  -----  -----
                                                                  (in millions)
Impaired mortgage loans on real estate with provision for losses. $ 7.4  $13.4
Provision for losses.............................................  (2.8)  (4.0)
                                                                  -----  -----
Net impaired mortgage loans on real estate....................... $ 4.6  $ 9.4
                                                                  =====  =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005     2004
                                                       -------- -------- ------
                                                        (in millions)
Average recorded investment in impaired loans......... $10.4    $12.5    $6.2
Interest income recognized on impaired loans.......... $  --    $ 0.4    $ --

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $1.1 million and $5.0 million as of December 31, 2006 and 2005, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005    2004
                                                       -------- ------- -------
                                                       (in millions)
Expected.............................................. $0.1     $0.4    $1.1
Actual................................................  0.1      0.2     0.7

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                  Carrying    Geographic                  Carrying
Property Type                Amount     Concentration                Amount
-------------------------------------------------------------------------------
                          (in millions)                           (in millions)
Apartments...............   $  168.2    East North Central.......   $  101.2
Hotels...................        7.0    East South Central.......       37.2
Industrial...............      128.2    Middle Atlantic..........      105.0
Office buildings.........      130.5    Mountain.................       65.4
Retail...................      316.3    New England..............       87.0
Mixed use................       58.4    Pacific..................      271.6
Agricultural.............      202.3    South Atlantic...........      239.2
Other....................       48.1    West North Central.......       32.8
                                        West South Central.......      118.6
                                        Canada/Other.............        1.0
Allowance for losses.....       (2.8)   Allowance for losses.....       (2.8)
                            --------                                --------
Total....................   $1,056.2    Total....................   $1,056.2
                            ========                                ========

Mortgage loans with outstanding principal balances of $7.9 million, and bonds with amortized cost of $3.2 million were non-income producing at December 31, 2006. There was no non-income producing real estate at December 31, 2006.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2006 and 2005 was $0.0 million and $13.0 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2006 and 2005 was $16.0 million and $48.9 million and appears on the consolidated balance sheets in other liabilities. The fair value of derivative instruments identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36 are classified as liabilities and appear on the Company's consolidated balance sheets in other liabilities at December 31, 2006 and 2005 and were $17.8 million and $0.5 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized net gains of $1.9 million and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2006 and 2005, respectively. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. In 2006 and 2005, the Company had no hedges of firm commitments.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2006, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

              JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY NOTES

For the period ended December 31, 2006, $0.0 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2006, gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006. For the year ended December 31, 2005 losses of $0.7 million (net of tax of $0.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.7) million (net of tax of $0.4 million) at December 31, 2005.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 6--Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if John Hancock Variable Life Insurance Company filed a separate federal income tax return. The tax charge will not be more than that which the Company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                     Year ended   Year ended  April 29 through     January 1
                                    December 31, December 31,   December 31,   through April 28,
                                        2006         2005           2004             2004
                                    ------------ ------------ ---------------- -----------------
                                                           (in millions)
Current taxes:
   Federal.........................    $23.0        $(11.0)        $29.9             $21.8
   Foreign.........................       --           0.5           0.3               0.1
                                       -----        ------         -----             -----
Deferred taxes:                         23.0         (10.5)         30.2              21.9
   Federal - Restated..............     44.9          84.8          20.4              (1.1)
                                       -----        ------         -----             -----
Total income taxes - Restated......    $67.9        $ 74.3         $50.6             $20.8
                                       =====        ======         =====             =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and cumulative effect of accounting change to consolidated income tax expense charged to operations follows:

                                           Year ended   Year ended  April 29 through     January 1
                                          December 31, December 31,   December 31,   through April 28,
                                              2006         2005           2004             2004
                                          ------------ ------------ ---------------- -----------------
                                                                 (in millions)
Tax at 35% - Restated....................    $71.8        $80.2          $51.7             $22.3
Add (deduct):

   Prior year taxes......................      2.0         (1.2)           1.2               0.5

   Tax credits...........................     (3.1)        (3.1)          (1.4)             (0.6)

   Foreign taxes.........................       --          0.4            0.4                --

   Other - Restated......................     (2.8)        (2.0)          (1.3)             (1.4)
                                             -----        -----          -----             -----
       Total income taxes - Restated.....    $67.9        $74.3          $50.6             $20.8
                                             =====        =====          =====             =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                 December 31,
                                                                 2006    2005
                                                                ------ --------
                                                                       Restated
                                                                 (in millions)
Deferred tax assets:
   Policy reserve adjustments.................................. $261.8  $299.0
   Other employee benefits.....................................    5.7    32.1
   Unrealized losses...........................................    6.6     6.3
   Deferred acquisition costs..................................   31.1    10.5
   Other.......................................................    3.9      --
                                                                ------  ------
       Total deferred tax assets............................... $309.1  $347.9
                                                                ======  ======
Deferred tax liabilities:
   Lease income................................................   52.6    56.9
   Securities and other investments............................   98.1   122.3
   Value of business acquired..................................  535.6   536.3
   Other.......................................................   86.2    47.0
                                                                ------  ------
       Total deferred tax liabilities.......................... $772.5  $762.5
                                                                ------  ------
       Net deferred tax liabilities............................ $463.4  $414.6
                                                                ======  ======

At December 31, 2006 and 2005, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company received an income tax refund of $21.0 million in 2006 and made income tax payments of $38.1 million, and $34.6 million in 2005 and 2004, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                                               April 29 through  January 1 through
                                                               December 31, 2004 April 28, 2004
                                2006 Premiums   2005 Premiums     Premiums          Premiums
                               --------------  --------------  ----------------  ----------------
                               Written Earned  Written Earned  Written  Earned   Written  Earned
                               ------- ------  ------- ------  -------  ------   -------  ------
                                                        (in millions)
Direct........................ $162.9  $163.0  $174.9  $176.3  $111.5   $112.1   $ 58.2   $ 57.5
Assumed.......................    0.7     0.7     0.2     0.2      --       --       --       --
Ceded.........................  (79.7)  (79.7)  (95.7)  (95.7)  (64.4)   (64.4)   (33.5)   (33.5)
                               ------  ------  ------  ------  ------   ------   ------   ------
Net life premiums............. $ 83.9  $ 84.0  $ 79.4  $ 80.8  $ 47.1   $ 47.7   $ 24.7   $ 24.0
                               ======  ======  ======  ======  ======   ======   ======   ======

For the year ended December 31, 2006 and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $33.5 million and $64.5 million. For the period April 29, 2004 through December 31, 2004, these ceded benefits were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8 - Commitments and Contingencies

Commitments. At December 31, 2006, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $22.8 million and $23.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $46.3 million at December 31, 2006. The majority of these commitments expire in 2007.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 - Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2006 and 2005.

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                      Net
                                                                  Accumulated  Accumulated
                                                        Net       Gain (Loss)     Other
                                                     Unrealized     on Cash   Comprehensive
                                                   Gains (Losses) Flow Hedges Income (Loss)
                                                   -------------- ----------- -------------
Predecessor Company
Balance at January 1, 2004                             $ 77.6           --       $ 77.6
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $ 7.9 million)............      (14.5)                    (14.5)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $3.4
  million)........................................       (6.4)                     (6.4)
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $17.3 million)............       32.1                      32.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................       11.2                      11.2
                                                       ------        -----       ------
Balance at April 28, 2004.........................     $ 88.8           --       $ 88.8
                                                       ======        =====       ======
Acquisition by Manulife Financial Corporation:
  Sale of shareholders' equity....................     $(88.8)                   $(88.8)
                                                       ------        -----       ------
Company
Balance at April 29, 2004.........................         --           --           --
                                                       ======        =====       ======
Gross unrealized gains (losses) (net of deferred
  income tax expense of $23.7 million.............     $ 43.9        $  --       $ 43.9
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax benefit of $5.7 million).............      (10.5)          --        (10.5)
                                                       ------        -----       ------
Net unrealized gains (losses).....................       33.4           --         33.4
                                                       ------        -----       ------
Balance at December 31, 2004......................     $ 33.4           --       $ 33.4
                                                       ======        =====       ======
Gross unrealized gains (losses), (net of deferred
  income tax benefit of $30.7 million)............      (57.0)          --        (57.0)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $2.5
  million)........................................       (4.6)                     (4.6)
Adjustment to deferred policy acquisition costs
  (net of deferred income tax expense of $8.7
  million)........................................       16.1           --         16.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................      (45.5)          --        (45.5)
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax benefit of
  $0.4 million)...................................         --         (0.7)        (0.7)
                                                       ------        -----       ------
Balance at December 31, 2005......................     $(12.1)       $(0.7)      $(12.8)
                                                       ======        =====       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                           Net
                                                                       Accumulated  Accumulated
                                                             Net       Gain (Loss)     Other
                                                          Unrealized     on Cash   Comprehensive
                                                        Gains (Losses) Flow Hedges Income (Loss)
                                                        -------------- ----------- -------------
Balance at January 1, 2006.............................     $(12.1)       $(0.7)      $(12.8)
Gross unrealized gains (losses), (net of deferred
  income tax expense of $4.4 million)..................        8.2                       8.2
Reclassification adjustment for gains realized in net
  income (net of income tax expense of $2.0 million)...       (3.7)                     (3.7)
Adjustment to deferred policy acquisition costs (net
  of deferred income tax expense of $1.5 million)......        2.7                       2.7
                                                            ------        -----       ------
Net unrealized gains (losses)..........................        7.2                       7.2
                                                            ------        -----       ------
Net accumulated gains (losses) on cash flow hedges
  (net of deferred income tax expense of $0.2 million).         --          0.5          0.5
                                                            ------        -----       ------
Balance at December 31, 2006...........................     $ (4.9)       $(0.2)      $ (5.1)
                                                            ======        =====       ======

Net unrealized investment (losses) gains, included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                         2006    2005    2004
                                                        ------  ------  ------
                                                             (in millions)
Balance, end of year comprises:
   Unrealized investment (losses) gains on:............
       Fixed maturities................................ $(33.0) $(27.2) $ 67.3
       Equity investments..............................   12.9     0.1     0.3
       Other...........................................   (0.2)   (0.1)     --
                                                        ------  ------  ------
Total..................................................  (20.3)  (27.2)   67.6

Amounts of unrealized investment losses (gains)
  attributable to:
       Deferred policy acquisition cost and value
         of business acquired..........................   12.8     8.6   (16.2)
       Deferred federal income taxes...................    2.6     6.5   (18.0)
                                                        ------  ------  ------
Total..................................................   15.4    15.1   (34.2)
                                                        ------  ------  ------
Net unrealized investment (losses) gains............... $ (4.9) $(12.1) $ 33.4
                                                        ======  ======  ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(c) Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2006, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                            2006   2005   2004
                                                           ------ ------ ------
                                                              (in millions)
Statutory net income...................................... $117.5 $165.8 $162.2
Statutory surplus.........................................  676.5  752.7  810.8

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 - Segment Information

As a result of the merger with Manulife (see Note 1 - Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company has two reportable segments that are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated:

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2006
Revenues:
   Revenue from external customers..................... $   499.1   $   21.9   $    --   $   521.0
   Net investment income...............................     348.0       10.1       0.1       358.2
   Net realized investment and other gains (losses)....      (6.1)      (0.1)       --        (6.2)
                                                        ---------   --------   -------   ---------
   Revenues............................................ $   841.0   $   31.9   $   0.1   $   873.0
                                                        =========   ========   =======   =========
Net Income:
   Net income.......................................... $   138.4   $    0.2   $  (1.2)  $   137.4
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    12.7   $     --   $    --   $    12.7
   Carrying value of investments accounted for by the
     equity method.....................................     138.8        7.5        --       146.3
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      52.8        9.4        --        62.2
   Income tax expense..................................      68.6       (0.2)     (0.5)       67.9
   Segment assets...................................... $16,723.6   $1,039.3   $ (37.3)  $17,725.6

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2005
Revenues:
   Revenue from external customers - Restated.......... $   447.8   $   28.8   $    --   $   476.6
   Net investment income - Restated....................     330.8       13.5      (1.0)      343.3
   Net realized investment and other gains (losses)....       9.9        1.3      (0.2)       11.0
                                                        ---------   --------   -------   ---------
   Revenues - Restated................................. $   788.5   $   43.6      (1.2)  $   830.9
                                                        =========   ========   =======   =========
Net Income:
   Net income - Restated............................... $   148.1   $    9.0   $  (2.3)  $   154.8
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    27.8   $    0.6        --   $    28.4
   Carrying value of investments accounted for by the
     equity method.....................................     243.5       12.7        --       256.2
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      34.7        9.1        --        43.8
   Income tax expense - Restated.......................      73.7        1.8      (1.2)       74.3
   Segment assets - Restated........................... $15,691.6   $1,346.5   $(187.3)  $16,850.8

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Company
Period from April 29 through December 31, 2004
Revenues:
   Revenues from external customers............... $   280.5   $   15.8   $   296.3
   Net investment income - Restated...............     193.7       10.2       203.9
   Net realized investment and other losses.......     (23.4)      (0.9)      (24.3)
                                                   ---------   --------   ---------
   Revenues - Restated............................ $   450.8   $   25.1   $   475.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    93.4   $    3.6   $    97.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $    14.2   $    0.3   $    14.5
   Carrying value of investments accounted for by
     the equity method............................     291.2       13.5       304.7
   Amortization of deferred policy acquisition
     costs and value of business acquired.........       6.3        6.6        12.9
   Income tax expense - Restated..................      50.8       (0.2)       50.6
   Segment assets - Restated...................... $14,454.5   $1,484.1   $15,938.6

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
Predecessor Company                                          (in millions)
Period from January 1 through April 28, 2004
Revenues:
   Revenues from external customers............... $   148.1   $    8.3   $   156.4
   Net investment income..........................     106.8        6.1       112.9
   Net realized investment and other losses.......      (1.0)      (2.4)       (3.4)
                                                   ---------   --------   ---------
   Revenues....................................... $   253.9   $   12.0   $   265.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    47.3   $   (7.3)  $    40.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $     2.0   $    0.1   $     2.1
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      22.9        7.9        30.8
   Income tax expense - Restated..................      23.0       (2.2)       20.8

The Company operates primarily in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                                      2006              2005
                                                ----------------- -----------------
                                                Carrying  Fair    Carrying  Fair
                                                 Value    Value    Value    Value
                                                -------- -------- -------- --------
                                                           (in millions)
Assets:
   Fixed maturities:
       Available-for-sale...................... $4,608.6 $4,608.6 $4,231.5 $4,231.5
   Equity securities:
       Available-for-sale......................    158.1    158.1     36.2     36.2
   Mortgage loans on real estate...............  1,056.2  1,042.8  1,137.5  1,135.3
   Policy loans................................    441.6    441.6    415.9    415.9
   Cash and cash equivalents...................    236.7    236.7    206.6    206.6
Derivatives:
   Interest rate swap agreements...............     12.3     12.3      4.4      4.4
   Interest rate floor agreements..............       --       --     10.0     10.0
   Credit default swaps........................       --       --      0.2      0.2
Liabilities:
   Fixed rate deferred and immediate annuities. $  245.1 $  245.1 $  280.1 $  280.1
Derivatives:
   Interest rate swap agreements...............     27.9     27.9     50.4     50.4
   Interest rate cap agreements................      0.1      0.1       --       --
   Foreign exchange forward agreements.........      0.1      0.1       --       --
   Credit default swaps........................      0.1      0.1      0.1      0.1
   Embedded derivatives........................      0.1      0.1       --       --
Commitments....................................       --     46.3       --     67.5

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 - Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                      Accumulated
                                     Gross Carrying Amortization and Net Carrying
                                         Amount      Other Changes      Amount
                                     -------------- ---------------- ------------
                                                     (in millions)
December 31, 2006
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (5.3)          129.1
       VOBA.........................     1,376.3          (77.3)        1,299.0

December 31, 2005
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (2.6)          131.8
       VOBA.........................     1,376.3          (53.1)        1,323.2

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                                                                              Period from
                                                                                April 29    Period from
                                                                                through      January 1
                                                                              December 31, through April
                                                                  2006  2005      2004       28, 2004
                                                                  ----- ----- ------------ -------------
                                                                              (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $0.9 million, $0.7 million,
  $0.2 million and $ - million, respectively..................... $ 1.8 $ 1.4     $0.3         $ --
VOBA, net of tax of $8.9 million, $18.5 million, $3.3 million
  and $0.1 million, respectively.................................  16.4  34.4      6.0          0.2
                                                                  ----- -----     ----         ----
Aggregate amortization expense, net of tax of $9.8 million,
  $19.2 million, $3.5 million and $0.1 million, respectively..... $18.2 $35.8     $6.3         $0.2
                                                                  ===== =====     ====         ====

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2007............................................................ $17.2   $31.9
2008............................................................  21.2    39.4
2009............................................................  21.0    39.0
2010............................................................  20.7    38.4
2011............................................................  21.3    39.5

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2006..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2006............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2005..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2005............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2006...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2006.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2005...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2005.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======
Amortizable intangible assets:

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2006...............   $129.3       $2.5         $131.8
Amortization.............................     (2.7)        --           (2.7)
                                            ------       ----         ------
Balance at December 31, 2006.............   $126.6       $2.5         $129.1
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2005...............   $131.4       $2.5         $133.9
Amortization.............................     (2.1)        --           (2.1)
                                            ------       ----         ------
Balance at December 31, 2005.............   $129.3       $2.5         $131.8
                                            ======       ====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:.............................................            (in millions)
Balance at January 1, 2006........................  $1,266.7  $        56.5    $1,323.2
Amortization......................................     (16.1)          (9.2)      (25.3)
Adjustment to unrealized gains on securities
  available for sale..............................       0.8            0.3         1.1
                                                    --------  -------------    --------
Balance at December 31, 2006......................  $1,251.4  $        47.6    $1,299.0
                                                    ========  =============    ========

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:                                                         (in millions)
Balance at January 1, 2005........................  $1,199.4  $        63.4    $1,262.8
Amortization......................................     (43.9)          (9.0)      (52.9)
Adjustment to unrealized gains on securities
  available for sale..............................      24.3            2.1        26.4
Other Adjustments (1).............................      86.9             --        86.9
                                                    --------  -------------    --------
Balance at December 31, 2005......................  $1,266.7  $        56.5    $1,323.2
                                                    ========  =============    ========

--------
(1)The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $86.9 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 13- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2006 and December 31, 2005, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                   December 31,   December 31,
                                                       2006           2005
                                                   ------------   ------------
                                                   (in millions, except for age)
Life contracts with guaranteed benefits
In the event of death
   Account value..................................   $6,231.6       $5,994.5
   Net amount at risk related to deposits.........       81.0          127.5
   Average attained age of contractholders........         46             45

The variable annuity contracts are issued through separate accounts and the company contractually guarantees to the contract holder either (a) return of at least no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2006 and December 31, 2005, the Company had the following variable annuity contracts with guarantees. (Note that the company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                      December 31, December 31,
                                                          2005         2006
                                                      ------------ ------------
                                                      (in millions, except for
                                                          age and percent)
Return of net deposits
In the event of death:
   Account value.....................................    $257.4       $271.4
   Net amount at risk................................      13.1         20.8
   Average attained age of contractholders...........        65           64
Return of net deposits plus a minimum return
In the event of death:
   Account value.....................................    $130.5       $134.5
   Net amount at risk................................      47.1         55.3
   Average attained age of contractholders...........        67           65
   Guaranteed minimum return rate....................         5%           5%
At annuitization:
   Account value.....................................    $ 50.4       $ 50.6
   Net amount at risk................................       8.7          9.9
   Average attained age of contractholders...........        63           61
   Range of guaranteed minimum return rates..........       4-5%         4-5%
Highest specified anniversary account value minus
  withdrawals post anniversary.......................
In the event of death:...............................
   Account value.....................................    $506.2       $595.6
   Net amount at risk................................      38.8         71.3
   Average attained age of contractholders...........        64           63

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds which included foreign and domestic equity and bond funds as shown below:

                                                   December 31, December 31,
                                                       2006         2005
                                                   ------------ ------------
                  Type of Fund                           (in millions)
Domestic Equity - Growth Funds....................   $  903.7     $1,038.4
Domestic Bond Funds...............................    1,253.3      1,070.3
Domestic Equity - Growth & Income Funds...........    2,672.8      2,818.7
Domestic Equity - Blend Funds.....................    1,500.1      1,081.2
Domestic Equity - Value Funds.....................       70.0        302.9
International Equity Funds........................      823.6        507.4
International Bond Funds..........................       52.3         55.9
Hedge Funds.......................................       58.6         44.8
                                                     --------     --------
Total.............................................   $7,334.4     $6,919.6
                                                     ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2006 and 2005, respectively:

                                             Guaranteed     Guaranteed
                                               Minimum       Minimum
                                            Death Benefit Income Benefit
                                               (GMDB)         (GMIB)     Totals
                                            ------------- -------------- ------
                                                       (in millions)
Balance at January 1, 2006.................     $27.3          $0.7      $28.0
Additions to reserve.......................       6.4           0.2        6.6
Paid guarantee benefits....................      (2.2)           --       (2.2)
                                                -----          ----      -----
Balance at December 31, 2006...............     $31.5          $0.9      $32.4
                                                =====          ====      =====
Balance at January 1, 2005.................     $22.9          $0.5      $23.4
Additions to reserve.......................       7.2           0.2        7.4
Paid guarantee benefits....................      (2.8)           --       (2.8)
                                                -----          ----      -----
Balance at December 31, 2005...............     $27.3          $0.7      $28.0
                                                =====          ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006:

    . Data used included 200 and 1000 (for annuity and life contracts, respectively) stochastically generated investment performance scenarios.

    . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean investment performance assumptions for annuity contracts were 9.0% for 2006 and 8.8% for 2005 (average of fund returns).

    .  Annuity mortality was assumed to be 100 % of the Annuity 2000 Table.

    . Annuity lapse rates vary by contract type and duration and range from 1 percent to 25 percent for 2006 and from 1 percent to 20 percent for 2005.

    .  Annuity discount rate was 6.5%.

GMIB is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts.

JOHN HANCOCK VARIABLE LIFE ACCOUNT S OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

                     John Hancock Variable Life Account S

                         Audited Financial Statements

                         Year ended December 31, 2006

                                   Contents

   Report of Independent Registered Public Accounting Firm...............   3

   Statements of Assets and Contract Owners' Equity......................   5

   Statements of Operations and Changes in Contract Owners' Equity.......   8

   Notes to Financial Statements.........................................  52

      Organization.......................................................  52

      Significant Accounting Policies....................................  53

      Mortality and Expense Risks Charge.................................  53

      Federal Income Taxes...............................................  54

      Contract Charges...................................................  54

      Purchases and Sales of Investments.................................  54

      Transaction with Affiliates........................................  57

      Diversification Requirements.......................................  57

      Financial Highlights...............................................  58

      Details of Dividend Income......................................... 103

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Variable Life Account S (the "Account") comprised of the following sub-accounts;

500 Index Trust B                                  International Equity Index Trust B
Active Bond Trust                                  International Opportunities Trust
All Asset Trust                                    International Small Cap Trust
All Cap Core Trust                                 International Value Trust
All Cap Growth Trust                               Investment Quality Bond Trust
All Cap Value Trust                                Large Cap Growth Trust Series 0
American Blue Chip Income & Growth Trust           Large Cap Trust
American Bond Trust                                Large Cap Value Trust Series 0
American Growth Trust                              Lifestyle Aggressive Trust
American Growth-Income Trust                       Lifestyle Balanced Trust
American International Trust                       Lifestyle Conservative Trust
Blue Chip Growth Trust                             Lifestyle Growth Trust
Bond Index Trust B                                 Lifestyle Moderate Trust
Brandes International Equity Trust                 Managed Trust
Business Opportunity Value Trust                   Mid Cap Core Trust
Capital Appreciation Trust                         Mid Cap Index Trust
Classic Value Trust                                Mid Cap Stock Trust
Core Bond Trust                                    Mid Cap Value Trust
Core Equity Trust                                  Mid Value Trust
CSI Equity Trust                                   Money Market Trust B
Dynamic Growth Trust                               Natural Resources Trust
Emerging Growth Trust                              Overseas Equity Trust
Emerging Small Company Trust                       Pacific Rim Trust
Equity-Income Trust                                Quantitative All Cap Trust
Financial Services Trust                           Quantitative Mid Cap Trust
Frontier Capital Appreciation Trust                Quantitative Value Trust
Fundamental Value Trust Series 0                   Real Estate Securities Trust
Global Allocation Trust                            Real Return Bond Trust
Global Bond Trust Series 0                         Science & Technology Trust
Global Trust                                       Short-Term Bond Trust
Growth & Income Trust                              Small Cap Growth Trust
Health Sciences Trust Series 0                     Small Cap Index Trust
High Yield Trust                                   Small Cap Opportunities Trust
Income & Value Trust                               Small Cap Trust
International Core Trust                           Small Cap Value Trust

            Report of Independent Registered Public Accounting Firm

 Small Company Trust                    Turner Core Growth Trust
 Small Company Value Trust              U.S. Core Trust
 Special Value Trust                    U.S. Global Leaders Growth Trust
 Strategic Bond Trust                   U.S. Government Securities Trust
 Strategic Income Trust                 U.S. High Yield Bond Trust
 Strategic Opportunities Trust          U.S. Large Cap Trust
 Strategic Value Trust                  Utilities Trust
 Total Return Trust                     Value Trust
 Total Stock Market Index Trust

as of December 31, 2006, the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account S at December 31, 2006, the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          Ernst & Young LLP

Toronto, Canada
April 5, 2007

                     John Hancock Variable Life Account S

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       500 Index Trust B - 27,921,503 shares (cost $403,444,915)                     $506,216,847
       Active Bond Trust - 5,494,119 shares (cost $53,142,002)                         54,336,837
       All Cap Core Trust - 3,391 shares (cost $62,494)                                    66,532
       All Cap Growth Trust - 22,959 shares (cost $394,825)                               410,049
       All Cap Value Trust - 315,054 shares (cost $4,220,070)                           4,092,550
       American Blue Chip Income & Growth Trust - 83,074 shares (cost
         $1,448,622)                                                                    1,519,416
       American Bond Trust - 20,536 shares (cost $264,395)                                273,544
       American Growth Trust - 1,134,339 shares (cost $23,158,676)                     24,649,186
       American Growth-Income Trust - 137,662 shares (cost $2,477,563)                  2,779,399
       American International Trust - 489,107 shares (cost $11,065,826)                12,188,546
       Blue Chip Growth Trust - 5,415,062 shares (cost $86,651,912)                   104,835,605
       Bond Index Trust B - 4,154,564 shares (cost $41,957,121)                        42,251,915
       Capital Appreciation Trust - 4,157,574 shares (cost $36,891,137)                37,750,772
       Classic Value Trust - 289,480 shares (cost $4,518,816)                           4,695,374
       Core Bond Trust - 94,528 shares (cost $1,168,003)                                1,196,725
       Core Equity Trust - 205,355 shares (cost $2,905,041)                             3,113,188
       Dynamic Growth Trust - 75,099 shares (cost $422,179)                               453,596
       Emerging Growth Trust - 188,302 shares (cost $2,523,330)                         2,393,322
       Emerging Small Company Trust - 8,234 shares (cost $247,210)                        242,561
       Equity-Income Trust - 10,801,824 shares (cost $174,753,378)                    199,725,733
       Financial Services Trust - 99,977 shares (cost $1,536,568)                       1,876,578
       Fundamental Value Trust Series 0 - 423,950 shares (cost $6,417,705)              7,113,882
       Global Allocation Trust - 83,927 shares (cost $997,381)                          1,070,907
       Global Bond Trust Series 0 - 1,745,506 shares (cost $26,158,358)                26,025,496
       Global Trust - 66,996 shares (cost $1,132,469)                                   1,286,321
       Growth & Income Trust - 7,568,909 shares (cost $91,157,509)                    103,164,233
       Health Sciences Trust Series 0 - 374,833 shares (cost $5,470,022)                5,892,370
       High Yield Trust - 1,836,916 shares (cost $18,215,256)                          19,526,422
       Income & Value Trust - 109,623 shares (cost $1,260,604)                          1,328,634
       International Core Trust - 681,537 shares (cost $9,984,995)                     10,325,286
       International Equity Index Trust B - 5,195,699 shares (cost $79,952,264)       110,564,469
       International Opportunities Trust - 343,041 shares (cost $5,444,379)             6,233,057
       International Small Cap Trust - 172,814 shares (cost $3,672,173)                 4,192,460
       International Value Trust - 876,763 shares (cost $14,945,821)                   16,930,284
       Investment Quality Bond Trust - 1,988,908 shares (cost $22,645,730)             23,170,779
       Large Cap Growth Trust Series 0                                                         --
       Large Cap Trust - 22,703 shares (cost $336,124)                                    356,444

                     John Hancock Variable Life Account S

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       Large Cap Value Trust Series 0 - 538,069 shares (cost $11,679,518)        $ 12,424,017
       Lifestyle Aggressive Trust - 431,617 shares (cost $4,725,421)                4,868,634
       Lifestyle Balanced Trust - 906,882 shares (cost $12,290,946)                12,569,389
       Lifestyle Conservative Trust - 124,422 shares (cost $1,645,641)              1,673,475
       Lifestyle Growth Trust - 2,200,820 shares (cost $29,904,555)                30,723,447
       Lifestyle Moderate Trust - 61,015 shares (cost $805,438)                       816,381
       Managed Trust - 4,144,949 shares (cost $52,696,716)                         55,625,211
       Mid Cap Core Trust                                                                  --
       Mid Cap Index Trust - 934,275 shares (cost $17,243,709)                     17,611,076
       Mid Cap Stock Trust - 3,444,730 shares (cost $49,632,903)                   58,594,850
       Mid Cap Value Trust - 474,959 shares (cost $8,200,756)                       8,335,534
       Mid Value Trust - 4,384,534 shares (cost $52,693,521)                       59,848,896
       Money Market Trust B - 147,012,728 shares (cost $147,012,728)              147,012,728
       Natural Resources Trust - 447,599 shares (cost $13,786,142)                 14,188,880
       Overseas Equity Trust - 5,176,280 shares (cost $56,055,376)                 74,331,381
       Pacific Rim Trust - 432,335 shares (cost $5,227,692)                         5,663,586
       Quantitative All Cap Trust - 13,572 shares (cost $237,447)                     236,288
       Quantitative Mid Cap Trust - 41,978 shares (cost $545,658)                     453,784
       Quantitative Value Trust - 24,858 shares (cost $353,179)                       379,337
       Real Estate Securities Trust - 3,238,077 shares (cost $73,558,298)          89,306,166
       Real Return Bond Trust - 1,769,723 shares (cost $23,214,824)                22,847,122
       Science & Technology Trust - 14,784 shares (cost $176,414)                     183,914
       Short-Term Bond Trust - 16,193,317 shares (cost $160,693,018)              163,390,565
       Small Cap Growth Trust - 5,431,685 shares (cost $50,103,349)                62,681,642
       Small Cap Index Trust - 1,204,392 shares (cost $18,200,602)                 20,450,574
       Small Cap Opportunities Trust - 64,161 shares (cost $1,486,810)              1,557,833
       Small Cap Trust - 47,634 shares (cost $674,952)                                674,027
       Small Cap Value Trust - 5,114,880 shares (cost $95,560,304)                105,213,090
       Small Company Trust - 104,737 shares (cost $1,506,198)                       1,520,786
       Small Company Value Trust - 143,360 shares (cost $3,101,310)                 3,133,852
       Special Value Trust - 968 shares (cost $19,078)                                 19,049
       Strategic Bond Trust - 574,249 shares (cost $6,561,607)                      6,879,502
       Strategic Income Trust - 23,103 shares (cost $308,376)                         305,657
       Strategic Opportunities Trust - 26,385 shares (cost $336,361)                  353,828
       Strategic Value Trust                                                               --
       Total Return Trust - 6,989,002 shares (cost $95,188,800)                    96,448,221
       Total Stock Market Index Trust - 2,548,610 shares (cost $27,627,200)        33,488,734
       U.S. Core Trust - 44,314 shares (cost $940,417)                                959,847
       U.S. Global Leaders Growth Trust - 27,316 shares (cost $359,241)               359,474
       U.S. Government Securities Trust - 21,103 shares (cost $283,888)               284,680
       U.S. High Yield Bond Trust - 34,558 shares (cost $449,461)                     467,567

                     John Hancock Variable Life Account S

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       U.S. Large Cap Trust - 154,153 shares (cost $2,407,089)                        $    2,497,280
       Utilities Trust - 306,331 shares (cost $3,874,583)                                  4,487,745
       Value Trust - 128,859 shares (cost $2,760,834)                                      2,927,685

Sub-accounts invested in Outside Trust Portfolios:
       All Asset Trust - 633,099 shares (cost $7,579,387)                                  7,394,593
       Brandes International Equity Trust - 7,807,023 shares (cost $124,760,300)         157,311,517
       Business Opportunity Value Trust - 1,781,534 shares (cost $21,569,206)             22,358,246
       CSI Equity Trust - 12,600 shares (cost $162,817)                                      201,596
       Frontier Capital Appreciation Trust - 2,637,027 shares (cost $57,862,881)          64,000,648
       Turner Core Growth Trust - 2,949,507 shares (cost $42,948,638)                     50,790,514
                                                                                      --------------
Total assets                                                                          $2,770,102,167
                                                                                      ==============
Contract Owners' Equity
                                                                                      --------------
Variable universal life insurance contracts                                           $2,770,102,167
                                                                                      ==============

See accompanying notes.

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity

                                                                Sub-Account
                                         --------------------------------------------------------
                                               500 Index Trust B            Active Bond Trust
                                         ----------------------------- --------------------------
                                           Year Ended     Year Ended    Year Ended    Year Ended
                                           Dec. 31/06   Dec. 31/05 <<<  Dec. 31/06    Dec. 31/05
                                         -------------  -------------- ------------  ------------
Income:
   Dividends                             $   5,346,362  $   7,423,317  $  1,979,808  $  1,125,251
Expenses:
   Mortality and expense risk                  475,018        491,215        94,482       104,976
                                         -------------  -------------  ------------  ------------
Net investment income (loss)                 4,871,344      6,932,102     1,885,326     1,020,275
   Net realized gain (loss)                 14,900,978      9,687,058       379,368       (10,413)
   Change in unrealized appreciation
     (depreciation) during the period       47,443,751      4,766,006       741,018       723,589
                                         -------------  -------------  ------------  ------------
Net increase (decrease) in assets from
  operations                                67,216,073     21,385,166     3,005,712     1,733,451
                                         -------------  -------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             148,687,609    171,818,227    18,858,689    22,652,983
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (163,681,911)  (161,441,701)  (40,702,078)  (24,526,062)
   Net transfers between subaccounts                --             --            --            --
                                         -------------  -------------  ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   (14,994,302)    10,376,526   (21,843,389)   (1,873,079)
                                         -------------  -------------  ------------  ------------
Total increase (decrease) in assets         52,221,771     31,761,692   (18,837,677)     (139,628)

Assets, beginning of period                453,995,076    422,233,384    73,174,514    73,314,142
                                         -------------  -------------  ------------  ------------
Assets, end of period                    $ 506,216,847  $ 453,995,076  $ 54,336,837  $ 73,174,514
                                         =============  =============  ============  ============

--------
<<< Renamed on May 2, 2005. Formerly known as Equity Index Trust.
# Terminated as an investment option and funds transferred to Mid Cap Index Trust on May 2, 2005.
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.


                                                                  Sub-Account
                                         -------------------------------------------------------------
                                         AIM V.I. Capital AIM V.I. Premier
                                           Development    Equity Series 1
                                          Series 2 Trust       Trust             All Asset Trust
                                         ---------------- ---------------- ---------------------------
                                            Year Ended       Year Ended     Year Ended    Year Ended
                                           Dec. 31/05 #    Dec. 31/05 xx    Dec. 31/06   Dec. 31/05 ##
                                         ---------------- ---------------- ------------  -------------
Income:
   Dividends                                        --               --    $    393,558   $   160,138
Expenses:
   Mortality and expense risk                      749            1,659           3,537         1,034
                                            ----------       ----------    ------------   -----------
Net investment income (loss)                      (749)          (1,659)        390,021       159,104
   Net realized gain (loss)                     66,297          151,308          (1,357)      (13,017)
   Change in unrealized appreciation
     (depreciation) during the period         (209,475)        (487,035)        (77,759)     (107,035)
                                            ----------       ----------    ------------   -----------
Net increase (decrease) in assets from
  operations                                  (143,927)        (337,386)        310,905        39,052
                                            ----------       ----------    ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans               2,578,049        3,720,040      20,688,232    11,068,624
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                  (4,218,446)      (9,898,819)    (18,925,123)   (5,787,097)
   Net transfers between subaccounts                --               --              --            --
                                            ----------       ----------    ------------   -----------
Net increase (decrease) in assets from
  principal transactions                    (1,640,397)      (6,178,779)      1,763,109     5,281,527
                                            ----------       ----------    ------------   -----------
Total increase (decrease) in assets         (1,784,324)      (6,516,165)      2,074,014     5,320,579

Assets, beginning of period                  1,784,324        6,516,165       5,320,579            --
                                            ----------       ----------    ------------   -----------
Assets, end of period                               --               --    $  7,394,593   $ 5,320,579
                                            ==========       ==========    ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         -------------------------------------------------
                                            All Cap Core Trust      All Cap Growth Trust
                                         ------------------------ ------------------------
                                         Year Ended  Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ---------- ------------- ---------- -------------
Income:
   Dividends                             $   1,692          --           --          --
Expenses:
   Mortality and expense risk                  416         307          175           9
                                         ---------    --------    ---------    --------
Net investment income (loss)                 1,276        (307)        (175)         (9)
   Net realized gain (loss)                 14,897          22        2,841         113
   Change in unrealized appreciation
     (depreciation) during the period       (3,439)      7,477       13,088       2,136
                                         ---------    --------    ---------    --------
Net increase (decrease) in assets from
  operations                                12,734       7,192       15,754       2,240
                                         ---------    --------    ---------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             102,460     164,414      736,421      77,518
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (219,451)       (817)    (394,725)    (27,159)
   Net transfers between subaccounts            --          --           --          --
                                         ---------    --------    ---------    --------
Net increase (decrease) in assets from
  principal transactions                  (116,991)    163,597      341,696      50,359
                                         ---------    --------    ---------    --------
Total increase (decrease) in assets       (104,257)    170,789      357,450      52,599

Assets, beginning of period                170,789          --       52,599          --
                                         ---------    --------    ---------    --------
Assets, end of period                    $  66,532    $170,789    $ 410,049    $ 52,599
                                         =========    ========    =========    ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(l) Fund available in prior year but no activity.

See accompanying notes.

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                                    American Blue Chip Income    American
                                            All Cap Value Trust          & Growth Trust         Bond Trust
                                         -------------------------- ------------------------- --------------
                                          Year Ended   Year Ended   Year Ended   Year Ended     Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ## Dec. 31/06 (l)
                                         -----------  ------------- ----------  ------------- --------------
Income:
   Dividends                             $   425,564          --    $    9,449          --              --
Expenses:
   Mortality and expense risk                  4,666         289           592          77             163
                                         -----------    --------    ----------     -------     -----------
Net investment income (loss)                 420,898        (289)        8,857         (77)           (163)
   Net realized gain (loss)                  (77,186)         74        38,561         206           3,250
   Change in unrealized appreciation
     (depreciation) during the period       (144,450)     16,930        66,690       4,104           9,148
                                         -----------    --------    ----------     -------     -----------
Net increase (decrease) in assets from
  operations                                 199,262      16,715       114,108       4,233          12,235
                                         -----------    --------    ----------     -------     -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             5,482,905     307,355     2,052,947      94,959       2,254,541
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,909,042)     (4,645)     (737,438)     (9,393)     (1,993,232)
   Net transfers between subaccounts              --          --            --          --              --
                                         -----------    --------    ----------     -------     -----------
Net increase (decrease) in assets from
  principal transactions                   3,573,863     302,710     1,315,509      85,566         261,309
                                         -----------    --------    ----------     -------     -----------
Total increase (decrease) in assets        3,773,125     319,425     1,429,617      89,799         273,544

Assets, beginning of period                  319,425          --        89,799          --              --
                                         -----------    --------    ----------     -------     -----------
Assets, end of period                    $ 4,092,550    $319,425    $1,519,416     $89,799     $   273,544
                                         ===========    ========    ==========     =======     ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         -------------------------------------------------------
                                           American Growth Trust    American Growth-Income Trust
                                         -------------------------- ----------------------------
                                          Year Ended   Year Ended    Year Ended     Year Ended
                                          Dec. 31/06  Dec. 31/05 ##  Dec. 31/06    Dec. 31/05 ##
                                         -----------  ------------- -----------  ---------------
Income:
   Dividends                             $   102,844            --  $    24,321            --
Expenses:
   Mortality and expense risk                 11,288         4,050        5,976         2,625
                                         -----------   -----------  -----------    ----------
Net investment income (loss)                  91,556        (4,050)      18,345        (2,625)
   Net realized gain (loss)                  510,188        53,527       49,251           223
   Change in unrealized appreciation
     (depreciation) during the period        560,209       930,301      238,463        63,373
                                         -----------   -----------  -----------    ----------
Net increase (decrease) in assets from
  operations                               1,161,953       979,778      306,059        60,971
                                         -----------   -----------  -----------    ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            20,506,541    11,568,218    1,561,346     2,041,171
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (6,306,632)   (3,260,672)  (1,118,090)      (72,058)
   Net transfers between subaccounts              --            --           --            --
                                         -----------   -----------  -----------    ----------
Net increase (decrease) in assets from
  principal transactions                  14,199,909     8,307,546      443,256     1,969,113
                                         -----------   -----------  -----------    ----------
Total increase (decrease) in assets       15,361,862     9,287,324      749,315     2,030,084

Assets, beginning of period                9,287,324            --    2,030,084            --
                                         -----------   -----------  -----------    ----------
Assets, end of period                    $24,649,186   $ 9,287,324  $ 2,779,399    $2,030,084
                                         ===========   ===========  ===========    ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                            Sub-Account
                                         -----------------------------------------------------------------------------------
                                         American International Trust   Blue Chip Growth Trust        Bond Index Trust B
                                         ---------------------------- --------------------------- --------------------------
                                          Year Ended    Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                          Dec. 31/06   Dec. 31/05 ##   Dec. 31/06   Dec. 31/05 ##  Dec. 31/06    Dec. 31/05
                                         -----------   -------------- ------------  ------------- ------------  ------------
Income:
   Dividends                             $   135,635            --    $    257,606            --  $  1,634,786  $    765,117
Expenses:
   Mortality and expense risk                 13,364         2,574         231,280       158,646        48,431        57,357
                                         -----------    ----------    ------------  ------------  ------------  ------------
Net investment income (loss)                 122,271        (2,574)         26,326      (158,646)    1,586,355       707,760
   Net realized gain (loss)                  677,576         5,852       2,764,010     1,200,532      (243,619)       (4,963)
   Change in unrealized appreciation
     (depreciation) during the period        595,009       527,712       6,578,734    11,449,744       340,041       380,187
                                         -----------    ----------    ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  operations                               1,394,856       530,990       9,369,070    12,491,630     1,682,777     1,082,984
                                         -----------    ----------    ------------  ------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            15,242,096     3,843,271      21,620,698   108,211,406    25,576,334    25,926,103
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (8,673,788)     (148,879)    (28,040,397)  (18,816,802)  (32,878,448)  (29,155,816)
   Net transfers between subaccounts              --            --              --            --            --            --
                                         -----------    ----------    ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   6,568,308     3,694,392      (6,419,699)   89,394,604    (7,302,114)   (3,229,713)
                                         -----------    ----------    ------------  ------------  ------------  ------------
Total increase (decrease) in assets        7,963,164     4,225,382       2,949,371   101,886,234    (5,619,337)   (2,146,729)

Assets, beginning of period                4,225,382            --     101,886,234            --    47,871,252    50,017,981
                                         -----------    ----------    ------------  ------------  ------------  ------------
Assets, end of period                    $12,188,546    $4,225,382    $104,835,605  $101,886,234  $ 42,251,915  $ 47,871,252
                                         ===========    ==========    ============  ============  ============  ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         -------------------------------------------------------------------
                                         Brandes International Equity Trust Business Opportunity Value Trust
                                         ---------------------------------- --------------------------------
                                            Year Ended        Year Ended       Year Ended       Year Ended
                                            Dec. 31/06        Dec. 31/05       Dec. 31/06       Dec. 31/05
                                         ---------------- ----------------- ---------------- ---------------
Income:
   Dividends                             $ 13,907,177     $   8,040,190     $  1,737,029     $  1,455,304
Expenses:
   Mortality and expense risk                  57,215            59,284            7,125            7,450
                                         ------------     -------------     ------------     ------------
Net investment income (loss)               13,849,962         7,980,906        1,729,904        1,447,854
   Net realized gain (loss)                 5,410,060         6,711,409          105,371        1,048,997
   Change in unrealized appreciation
     (depreciation) during the period      12,512,165        (3,139,956)         776,712       (1,004,736)
                                         ------------     -------------     ------------     ------------
Net increase (decrease) in assets from
  operations                               31,772,187        11,552,359        2,611,987        1,492,115
                                         ------------     -------------     ------------     ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            102,743,153        99,985,266       26,412,075       31,681,891
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (96,033,412)     (102,468,003)     (23,292,829)     (25,353,706)
   Net transfers between subaccounts               --                --               --               --
                                         ------------     -------------     ------------     ------------
Net increase (decrease) in assets from
  principal transactions                    6,709,741        (2,482,737)       3,119,246        6,328,185
                                         ------------     -------------     ------------     ------------
Total increase (decrease) in assets        38,481,928         9,069,622        5,731,233        7,820,300

Assets, beginning of period               118,829,589       109,759,967       16,627,013        8,806,713
                                         ------------     -------------     ------------     ------------
Assets, end of period                    $157,311,517     $ 118,829,589     $ 22,358,246     $ 16,627,013
                                         ============     =============     ============     ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                            Sub-Account
                                         ---------------------------------------------------------------------------------
                                         Capital Appreciation Trust      Classic Value Trust          Core Bond Trust
                                         --------------------------- --------------------------- -------------------------
                                          Year Ended    Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 ##  Dec. 31/06   Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- ------------  ------------- ----------  -------------
Income:
   Dividends                             $  1,305,156            --  $    131,692   $  127,888   $   17,398          --
Expenses:
   Mortality and expense risk                  50,894         3,277         4,327          357          107          --
                                         ------------  ------------  ------------   ----------   ----------    --------
Net investment income (loss)                1,254,262        (3,277)      127,365      127,531       17,291          --
   Net realized gain (loss)                (2,429,057)      261,473       814,106       (1,553)        (849)         (5)
   Change in unrealized appreciation
     (depreciation) during the period         952,821       (93,186)      257,894      (81,337)      26,079       2,642
                                         ------------  ------------  ------------   ----------   ----------    --------
Net increase (decrease) in assets from
  operations                                 (221,974)      165,010     1,199,365       44,641       42,521       2,637
                                         ------------  ------------  ------------   ----------   ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             49,166,841    23,611,374    34,837,539    2,800,212      813,845     393,393
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (21,432,974)  (13,537,505)  (33,864,028)    (322,355)     (50,964)     (4,707)
   Net transfers between subaccounts               --            --            --           --           --          --
                                         ------------  ------------  ------------   ----------   ----------    --------
Net increase (decrease) in assets from
  principal transactions                   27,733,867    10,073,869       973,511    2,477,857      762,881     388,686
                                         ------------  ------------  ------------   ----------   ----------    --------
Total increase (decrease) in assets        27,511,893    10,238,879     2,172,876    2,522,498      805,402     391,323

Assets, beginning of period                10,238,879            --     2,522,498           --      391,323          --
                                         ------------  ------------  ------------   ----------   ----------    --------
Assets, end of period                    $ 37,750,772  $ 10,238,879  $  4,695,374   $2,522,498   $1,196,725    $391,323
                                         ============  ============  ============   ==========   ==========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ------------------------------------------------
                                             Core Equity Trust        CSI Equity Trust
                                         -------------------------- ---------------------
                                          Year Ended   Year Ended   Year Ended Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05
                                         -----------  ------------- ---------- ----------
Income:
   Dividends                             $   118,650           --    $  2,501   $  4,190
Expenses:
   Mortality and expense risk                  1,614          276          --         --
                                         -----------   ----------    --------   --------
Net investment income (loss)                 117,036         (276)      2,501      4,190
   Net realized gain (loss)                   (4,140)         789         732      4,305
   Change in unrealized appreciation
     (depreciation) during the period        112,879       95,268      27,534       (610)
                                         -----------   ----------    --------   --------
Net increase (decrease) in assets from
  operations                                 225,775       95,781      30,767      7,885
                                         -----------   ----------    --------   --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             5,973,138    1,432,508         852     63,902
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (4,405,767)    (208,247)     (3,266)   (34,376)
   Net transfers between subaccounts              --           --          --         --
                                         -----------   ----------    --------   --------
Net increase (decrease) in assets from
  principal transactions                   1,567,371    1,224,261      (2,414)    29,526
                                         -----------   ----------    --------   --------
Total increase (decrease) in assets        1,793,146    1,320,042      28,353     37,411

Assets, beginning of period                1,320,042           --     173,243    135,832
                                         -----------   ----------    --------   --------
Assets, end of period                    $ 3,113,188   $1,320,042    $201,596   $173,243
                                         ===========   ==========    ========   ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(m) Terminated as an investment option and funds transferred to Large Cap Growth Trust Series 0 on May 2, 2005.

See accompanying notes.

                                                                       Sub-Account
                                         ------------------------------------------------------------------------
                                           Dynamic Growth Trust   Earnings Growth Trust   Emerging Growth Trust
                                         ------------------------ --------------------- -------------------------
                                         Year Ended  Year Ended        Year Ended       Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 ##    Dec. 31/05 (m)     Dec. 31/06  Dec. 31/05 ##
                                         ---------- ------------- --------------------- ----------  -------------
Income:
   Dividends                                    --            --      $    411,364      $  303,611          --
Expenses:
   Mortality and expense risk                1,036         2,793            23,536           3,165         461
                                         ---------  ------------      ------------      ----------    --------
Net investment income (loss)                (1,036)       (2,793)          387,828         300,446        (461)
   Net realized gain (loss)                    765        66,661         4,189,892        (133,290)          9
   Change in unrealized appreciation
     (depreciation) during the period       30,112         1,305        (6,119,180)       (138,493)      8,485
                                         ---------  ------------      ------------      ----------    --------
Net increase (decrease) in assets from
  operations                                29,841        65,173        (1,541,460)         28,663       8,033
                                         ---------  ------------      ------------      ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             262,788    16,051,501         2,197,357       2,809,284     254,571
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (149,046)  (15,806,661)      (32,183,669)       (706,764)       (465)
   Net transfers between subaccounts            --            --                --              --          --
                                         ---------  ------------      ------------      ----------    --------
Net increase (decrease) in assets from
  principal transactions                   113,742       244,840       (29,986,312)      2,102,520     254,106
                                         ---------  ------------      ------------      ----------    --------
Total increase (decrease) in assets        143,583       310,013       (31,527,772)      2,131,183     262,139

Assets, beginning of period                310,013            --        31,527,772         262,139          --
                                         ---------  ------------      ------------      ----------    --------
Assets, end of period                    $ 453,596  $    310,013                --      $2,393,322    $262,139
                                         =========  ============      ============      ==========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                             Sub-Account
                                         ----------------------------------------------------
                                          Emerging Small Company
                                                  Trust               Equity-Income Trust
                                         ------------------------ ---------------------------
                                         Year Ended  Year Ended    Year Ended    Year Ended
                                         Dec. 31/06 Dec. 31/05 ##  Dec. 31/06   Dec. 31/05 ##
                                         ---------- ------------- ------------  -------------
Income:
   Dividends                              $  8,314          --    $ 14,934,283            --
Expenses:
   Mortality and expense risk                  467         106         260,416       189,995
                                          --------    --------    ------------  ------------
Net investment income (loss)                 7,847        (106)     14,673,867      (189,995)
   Net realized gain (loss)                  4,338          48       5,362,248     2,037,229
   Change in unrealized appreciation
     (depreciation) during the period      (11,198)      6,548      13,782,282    11,144,815
                                          --------    --------    ------------  ------------
Net increase (decrease) in assets from
  operations                                   987       6,490      33,818,397    12,992,049
                                          --------    --------    ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             225,515      99,285      54,897,610   248,074,683
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (88,423)     (1,293)    (77,944,648)  (72,112,358)
   Net transfers between subaccounts            --          --              --            --
                                          --------    --------    ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   137,092      97,992     (23,047,038)  175,962,325
                                          --------    --------    ------------  ------------
Total increase (decrease) in assets        138,079     104,482      10,771,359   188,954,374

Assets, beginning of period                104,482          --     188,954,374            --
                                          --------    --------    ------------  ------------
Assets, end of period                     $242,561    $104,482    $199,725,733  $188,954,374
                                          ========    ========    ============  ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005.
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005.

See accompanying notes.

                                                        Sub-Account
                                         ------------------------------------------
                                         Fidelity VIP  Fidelity VIP II Fidelity VIP
                                          Growth (SC)    Contrafund    II Overseas
                                             Trust       (SC) Trust     (SC) Trust
                                         ------------- --------------- ------------
                                          Year Ended     Year Ended     Year Ended
                                         Dec. 31/05 xx Dec. 31/05 xxxx Dec. 31/05 ^
                                         ------------- --------------- ------------
Income:
   Dividends                             $     52,517   $     97,061   $    35,431
Expenses:
   Mortality and expense risk                   3,674         16,573         2,386
                                         ------------   ------------   -----------
Net investment income (loss)                   48,843         80,488        33,045
   Net realized gain (loss)                   349,893      5,097,919       173,167
   Change in unrealized appreciation
     (depreciation) during the period      (1,329,618)    (6,511,456)     (493,736)
                                         ------------   ------------   -----------
Net increase (decrease) in assets from
  operations                                 (930,882)    (1,333,049)     (287,524)
                                         ------------   ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              2,075,810     10,445,128     3,765,187
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (15,215,611)   (50,963,939)   (7,450,522)
   Net transfers between subaccounts               --             --            --
                                         ------------   ------------   -----------
Net increase (decrease) in assets from
  principal transactions                  (13,139,801)   (40,518,811)   (3,685,335)
                                         ------------   ------------   -----------
Total increase (decrease) in assets       (14,070,683)   (41,851,860)   (3,972,859)

Assets, beginning of period                14,070,683     41,851,860     3,972,859
                                         ------------   ------------   -----------
Assets, end of period                              --             --            --
                                         ============   ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         -----------------------------------------------------
                                         Financial Industries Trust  Financial Services Trust
                                         -------------------------- --------------------------
                                                 Year Ended          Year Ended   Year Ended
                                               Dec. 31/05 ^^         Dec. 31/06  Dec. 31/05 ##
                                         -------------------------- -----------  -------------
Income:
   Dividends                                    $    32,111         $     7,435           --
Expenses:
   Mortality and expense risk                         1,529               6,340        2,634
                                                -----------         -----------   ----------
Net investment income (loss)                         30,582               1,095       (2,634)
   Net realized gain (loss)                           1,863             277,563        7,371
   Change in unrealized appreciation
     (depreciation) during the period              (118,880)            170,400      169,610
                                                -----------         -----------   ----------
Net increase (decrease) in assets from
  operations                                        (86,435)            449,058      174,347
                                                -----------         -----------   ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                      229,995           2,307,048    1,548,438
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                       (1,349,492)         (2,412,184)    (190,129)
   Net transfers between subaccounts                     --                  --           --
                                                -----------         -----------   ----------
Net increase (decrease) in assets from
  principal transactions                         (1,119,497)           (105,136)   1,358,309
                                                -----------         -----------   ----------
Total increase (decrease) in assets              (1,205,932)            343,922    1,532,656

Assets, beginning of period                       1,205,932           1,532,656           --
                                                -----------         -----------   ----------
Assets, end of period                                    --         $ 1,876,578   $1,532,656
                                                ===========         ===========   ==========

--------
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^^^ Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2005.

See accompanying notes.

                                                                      Sub-Account
                                         ----------------------------------------------------------------------
                                              Frontier Capital         Fundamental       Fundamental Value
                                             Appreciation Trust        Value Trust         Trust Series 0
                                         --------------------------  --------------- --------------------------
                                          Year Ended    Year Ended     Year Ended     Year Ended   Year Ended
                                          Dec. 31/06    Dec. 31/05   Dec. 31/05 ^^^^  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------  --------------- -----------  -------------
Income:
   Dividends                             $  5,852,350  $  4,137,012   $  2,404,272   $   210,496            --
Expenses:
   Mortality and expense risk                  27,071        31,588         27,335         2,179           592
                                         ------------  ------------   ------------   -----------   -----------
Net investment income (loss)                5,825,279     4,105,424      2,376,937       208,317          (592)
   Net realized gain (loss)                 3,314,966     5,772,456      4,758,495       416,761         7,915
   Change in unrealized appreciation
     (depreciation) during the period        (103,272)   (3,668,668)    (7,469,165)      251,446       444,731
                                         ------------  ------------   ------------   -----------   -----------
Net increase (decrease) in assets from
  operations                                9,036,973     6,209,212       (333,733)      876,524       452,054
                                         ------------  ------------   ------------   -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             42,338,031    34,725,452      4,998,311     7,110,177     6,857,519
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (42,009,190)  (55,830,379)   (49,651,088)   (6,357,098)   (1,825,294)
   Net transfers between subaccounts               --            --             --            --            --
                                         ------------  ------------   ------------   -----------   -----------
Net increase (decrease) in assets from
  principal transactions                      328,841   (21,104,927)   (44,652,777)      753,079     5,032,225
                                         ------------  ------------   ------------   -----------   -----------
Total increase (decrease) in assets         9,365,814   (14,895,715)   (44,986,510)    1,629,603     5,484,279

Assets, beginning of period                54,634,834    69,530,549     44,986,510     5,484,279            --
                                         ------------  ------------   ------------   -----------   -----------
Assets, end of period                    $ 64,000,648  $ 54,634,834             --   $ 7,113,882   $ 5,484,279
                                         ============  ============   ============   ===========   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                         -------------------------------------------
                                          Global Allocation Trust  Global Bond Trust
                                         ------------------------- -----------------
                                         Year Ended   Year Ended      Year Ended
                                         Dec. 31/06  Dec. 31/05 ##   Dec. 31/05 $
                                         ----------  ------------- -----------------
Income:
   Dividends                             $    6,392          --      $    932,316
Expenses:
   Mortality and expense risk                   895         248            18,142
                                         ----------    --------      ------------
Net investment income (loss)                  5,497        (248)          914,174
   Net realized gain (loss)                  29,768          94           766,957
   Change in unrealized appreciation
     (depreciation) during the period        51,248      22,278        (2,127,575)
                                         ----------    --------      ------------
Net increase (decrease) in assets from
  operations                                 86,513      22,124          (446,444)
                                         ----------    --------      ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            1,548,431     395,366        14,077,949
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (978,849)     (2,678)      (44,158,077)
   Net transfers between subaccounts             --          --                --
                                         ----------    --------      ------------
Net increase (decrease) in assets from
  principal transactions                    569,582     392,688       (30,080,128)
                                         ----------    --------      ------------
Total increase (decrease) in assets         656,095     414,812       (30,526,572)

Assets, beginning of period                 414,812          --        30,526,572
                                         ----------    --------      ------------
Assets, end of period                    $1,070,907    $414,812                --
                                         ==========    ========      ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
$ Terminated as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005.
(a) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust. #### Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

See accompanying notes.

                                                                             Sub-Account
                                         ------------------------------------------------------------------------------------
                                         Global Bond Trust Series 0        Global Trust            Growth & Income Trust
                                         --------------------------- ------------------------- ------------------------------
                                          Year Ended    Year Ended   Year Ended   Year Ended     Year Ended     Year Ended
                                          Dec. 31/06   Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ## Dec. 31/06 (a) Dec. 31/05 ####
                                         ------------  ------------- ----------  ------------- -------------- ---------------
Income:
   Dividends                             $    341,023            --  $   13,139          --    $  11,749,126   $  8,004,217
Expenses:
   Mortality and expense risk                  51,007        36,986       1,068         265          563,784        679,439
                                         ------------  ------------  ----------    --------    -------------   ------------
Net investment income (loss)                  290,016       (36,986)     12,071        (265)      11,185,342      7,324,778
   Net realized gain (loss)                  (419,339)     (363,022)     34,230          49       (5,874,051)    (3,347,220)
   Change in unrealized appreciation
     (depreciation) during the period       1,460,277    (1,593,140)    135,574      18,278        9,623,958     10,853,274
                                         ------------  ------------  ----------    --------    -------------   ------------
Net increase (decrease) in assets from
  operations                                1,330,954    (1,993,148)    181,875      18,062       14,935,249     14,830,832
                                         ------------  ------------  ----------    --------    -------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             22,486,924    50,710,122   1,121,708     375,043       11,092,512     17,773,731
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (25,343,788)  (21,165,568)   (384,568)    (25,799)    (107,775,462)   (24,794,380)
   Net transfers between subaccounts               --            --          --          --               --             --
                                         ------------  ------------  ----------    --------    -------------   ------------
Net increase (decrease) in assets from
  principal transactions                   (2,856,864)   29,544,554     737,140     349,244      (96,682,950)    (7,020,649)
                                         ------------  ------------  ----------    --------    -------------   ------------
Total increase (decrease) in assets        (1,525,910)   27,551,406     919,015     367,306      (81,747,701)     7,810,183

Assets, beginning of period                27,551,406            --     367,306          --      184,911,934    177,101,751
                                         ------------  ------------  ----------    --------    -------------   ------------
Assets, end of period                    $ 26,025,496  $ 27,551,406  $1,286,321    $367,306    $ 103,164,233   $184,911,934
                                         ============  ============  ==========    ========    =============   ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         ----------------------------------------------------
                                         Health Sciences Trust Health Sciences Trust Series 0
                                         --------------------- ------------------------------
                                              Year Ended        Year Ended      Year Ended
                                            Dec. 31/05 ^^^      Dec. 31/06     Dec. 31/05 ##
                                         --------------------- -------------  ---------------
Income:
   Dividends                                  $   474,537      $    616,485             --
Expenses:
   Mortality and expense risk                       2,414            13,938          8,433
                                              -----------      ------------    -----------
Net investment income (loss)                      472,123           602,547         (8,433)
   Net realized gain (loss)                      (159,697)          302,461        174,549
   Change in unrealized appreciation
     (depreciation) during the period            (488,540)         (453,493)       875,841
                                              -----------      ------------    -----------
Net increase (decrease) in assets from
  operations                                     (176,114)          451,515      1,041,957
                                              -----------      ------------    -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  1,207,493         5,641,353      7,736,637
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                     (5,020,821)       (5,522,856)    (3,456,236)
   Net transfers between subaccounts                   --                --             --
                                              -----------      ------------    -----------
Net increase (decrease) in assets from
  principal transactions                       (3,813,328)          118,497      4,280,401
                                              -----------      ------------    -----------
Total increase (decrease) in assets            (3,989,442)          570,012      5,322,358

Assets, beginning of period                     3,989,442         5,322,358             --
                                              -----------      ------------    -----------
Assets, end of period                                  --       $ 5,892,370    $ 5,322,358
                                              ===========      ============    ===========

--------
^^^ Terminated as an investment option and funds transferred to Health Sciences
    Trust Series 0 on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
+++ Terminated as an investment option and funds transferred to High Yield
    Trust on May 2, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ---------------------------------------------------------------------------
                                         High Yield Bond Trust      High Yield Trust         Income & Value Trust
                                         --------------------- --------------------------- -------------------------
                                              Year Ended        Year Ended    Year Ended   Year Ended   Year Ended
                                            Dec. 31/05 +++      Dec. 31/06   Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##
                                         --------------------- ------------  ------------- ----------  -------------
Income:
   Dividends                                 $    391,033      $  1,170,394            --  $   31,465          --
Expenses:
   Mortality and expense risk                      11,598            36,488        23,630         788         207
                                             ------------      ------------   -----------  ----------    --------
Net investment income (loss)                      379,435         1,133,906       (23,630)     30,677        (207)
   Net realized gain (loss)                      (305,487)          157,586       282,828      34,401          22
   Change in unrealized appreciation
     (depreciation) during the period            (572,796)          497,856       764,523      52,219      15,811
                                             ------------      ------------   -----------  ----------    --------
Net increase (decrease) in assets from
  operations                                     (498,848)        1,789,348     1,023,721     117,297      15,626
                                             ------------      ------------   -----------  ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  3,821,366        10,494,096    25,477,472   1,386,619     567,621
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (23,821,756)      (10,449,512)   (8,808,703)   (684,470)    (74,059)
   Net transfers between subaccounts                   --                --            --          --          --
                                             ------------      ------------   -----------  ----------    --------
Net increase (decrease) in assets from
  principal transactions                      (20,000,390)           44,584    16,668,769     702,149     493,562
                                             ------------      ------------   -----------  ----------    --------
Total increase (decrease) in assets           (20,499,238)        1,833,932    17,692,490     819,446     509,188

Assets, beginning of period                    20,499,238        17,692,490            --     509,188          --
                                             ------------      ------------   -----------  ----------    --------
Assets, end of period                                  --      $ 19,526,422   $17,692,490  $1,328,634    $509,188
                                             ============      ============   ===========  ==========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                 Sub-Account
                                         ---------------------------------------------------------------
                                           International Core Trust   International Equity Index Trust B
                                         ---------------------------- ----------------------------------
                                           Year Ended    Year Ended     Year Ended          Year Ended
                                         Dec. 31/06 (c) Dec. 31/05 ##   Dec. 31/06          Dec. 31/05
                                         -------------- ------------- ----------------  ----------------
Income:
   Dividends                              $   122,210            --   $    1,377,621     $  6,314,915
Expenses:
   Mortality and expense risk                   4,599            35          141,431          127,652
                                          -----------     ---------    --------------    ------------
Net investment income (loss)                  117,611           (35)       1,236,190        6,187,263
   Net realized gain (loss)                   (43,404)           93        6,516,837        4,926,693
   Change in unrealized appreciation
     (depreciation) during the period         328,758        11,533       14,221,163          436,610
                                          -----------     ---------    --------------    ------------
Net increase (decrease) in assets from
  operations                                  402,965        11,591       21,974,190       11,550,566
                                          -----------     ---------    --------------    ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             14,678,164       593,541       48,518,993       42,211,487
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (5,356,137)       (4,838)     (39,886,877)     (31,739,882)
   Net transfers between subaccounts               --            --               --               --
                                          -----------     ---------    --------------    ------------
Net increase (decrease) in assets from
  principal transactions                    9,322,027       588,703        8,632,116       10,471,605
                                          -----------     ---------    --------------    ------------
Total increase (decrease) in assets         9,724,992       600,294       30,606,306       22,022,171

Assets, beginning of period                   600,294            --       79,958,163       57,935,992
                                          -----------     ---------    --------------    ------------
Assets, end of period                     $10,325,286     $ 600,294    $ 110,564,469     $ 79,958,163
                                          ===========     =========    ==============    ============

--------
(c) Renamed on May 1, 2006. Formerly known as International Stock Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                       Sub-Account
                                    ------------------------------------------------------------------------------------------
                                    International Opportunities Trust International Small Cap Trust International Value Trust
                                    --------------------------------  ----------------------------  --------------------------
                                      Year Ended      Year Ended       Year Ended     Year Ended     Year Ended   Year Ended
                                      Dec. 31/06     Dec. 31/05 ##     Dec. 31/06    Dec. 31/05 ##   Dec. 31/06  Dec. 31/05 ##
                                    ---------------  -------------    ------------   -------------  -----------  -------------
Income:
   Dividends                        $    332,825              --      $     35,562            --    $   389,889            --
Expenses:
   Mortality and expense risk              5,953             586             4,126            93         12,618         2,014
                                     ------------     ----------      ------------    ----------    -----------   -----------
Net investment income (loss)             326,872            (586)           31,436           (93)       377,271        (2,014)
   Net realized gain (loss)              433,983           4,280           139,955         1,516        341,785        37,213
   Change in unrealized
     appreciation (depreciation)
     during the period                   408,662         380,017           491,317        28,970      1,747,035       237,428
                                     ------------     ----------      ------------    ----------    -----------   -----------
Net increase (decrease) in assets
  from operations                      1,169,517         383,711           662,708        30,393      2,466,091       272,627
                                     ------------     ----------      ------------    ----------    -----------   -----------
Changes from principal
  transactions:
   Net premiums from policyholders
     and transfers to policy loans    10,101,641       4,179,363         6,297,802     1,180,592     20,168,315     5,970,616
   Transfer to policyholders for
     benefits, terminations and
     policy loans                     (9,212,654)       (388,521)       (3,751,221)     (227,814)    (9,380,411)   (2,566,954)
   Net transfers between
     subaccounts                              --              --                --            --             --            --
                                     ------------     ----------      ------------    ----------    -----------   -----------
Net increase (decrease) in assets
  from principal transactions            888,987       3,790,842         2,546,581       952,778     10,787,904     3,403,662
                                     ------------     ----------      ------------    ----------    -----------   -----------
Total increase (decrease) in assets    2,058,504       4,174,553         3,209,289       983,171     13,253,995     3,676,289

Assets, beginning of period            4,174,553              --           983,171            --      3,676,289            --
                                     ------------     ----------      ------------    ----------    -----------   -----------
Assets, end of period                $ 6,233,057      $4,174,553       $ 4,192,460    $  983,171    $16,930,284   $ 3,676,289
                                     ============     ==========      ============    ==========    ===========   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ------------------------------------------------
                                             Investment Quality      Janus Aspen Global
                                                 Bond Trust         Technology (SC) Trust
                                         -------------------------- ---------------------
                                          Year Ended   Year Ended        Year Ended
                                          Dec. 31/06  Dec. 31/05 ##    Dec. 31/05 xxxx
                                         -----------  ------------- ---------------------
Income:
   Dividends                             $    24,464          --                 --
Expenses:
   Mortality and expense risk                 41,906         106                793
                                         -----------    --------         ----------
Net investment income (loss)                 (17,442)       (106)              (793)
   Net realized gain (loss)                      629          10            (48,387)
   Change in unrealized appreciation
     (depreciation) during the period        523,791       1,258            (70,379)
                                         -----------    --------         ----------
Net increase (decrease) in assets from
  operations                                 506,978       1,162           (119,559)
                                         -----------    --------         ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            24,160,578     129,260            545,695
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,618,794)     (8,405)        (1,544,331)
   Net transfers between subaccounts              --          --                 --
                                         -----------    --------         ----------
Net increase (decrease) in assets from
  principal transactions                  22,541,784     120,855           (998,636)
                                         -----------    --------         ----------
Total increase (decrease) in assets       23,048,762     122,017         (1,118,195)

Assets, beginning of period                  122,017          --          1,118,195
                                         -----------    --------         ----------
Assets, end of period                    $23,170,779    $122,017                 --
                                         ===========    ========         ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005.
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005.
(b) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

                                                                    Sub-Account
                                         -----------------------------------------------------------------
                                         Janus Aspen Worldwide   Large Cap             Large Cap
                                           Growth (SC) Trust    Growth Trust     Growth Trust Series 0
                                         --------------------- -------------  ----------------------------
                                              Year Ended         Year Ended     Year Ended    Year Ended
                                             Dec. 31/05 ^       Dec. 31/05 x  Dec. 31/06 (b) Dec. 31/05 ##
                                         --------------------- -------------  -------------- -------------
Income:
   Dividends                                          --       $      47,047   $    158,200            --
Expenses:
   Mortality and expense risk                      1,280              77,097         24,508        49,721
                                              ----------       -------------   ------------   -----------
Net investment income (loss)                      (1,280)            (30,050)       133,692       (49,721)
   Net realized gain (loss)                      101,703          (9,362,777)     2,414,585       380,793
   Change in unrealized appreciation
     (depreciation) during the period           (221,645)          3,473,255     (1,752,392)    1,752,345
                                              ----------       -------------   ------------   -----------
Net increase (decrease) in assets from
  operations                                    (121,222)         (5,919,572)       795,885     2,083,417
                                              ----------       -------------   ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                   366,254           6,439,676      3,570,177    42,175,211
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (3,437,447)       (103,200,605)   (39,087,459)   (9,537,231)
   Net transfers between subaccounts                  --                  --             --            --
                                              ----------       -------------   ------------   -----------
Net increase (decrease) in assets from
  principal transactions                      (3,071,193)        (96,760,929)   (35,517,282)   32,637,980
                                              ----------       -------------   ------------   -----------
Total increase (decrease) in assets           (3,192,415)       (102,680,501)   (34,721,397)   34,721,397

Assets, beginning of period                    3,192,415         102,680,501     34,721,397            --
                                              ----------       -------------   ------------   -----------
Assets, end of period                                 --                  --             --   $34,721,397
                                              ==========       =============   ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ------------------------------------------------
                                              Large Cap Trust       Large Cap Value Trust
                                         -------------------------- ---------------------
                                          Year Ended   Year Ended        Year Ended
                                          Dec. 31/06  Dec. 31/05 ##    Dec. 31/05 ^^^^
                                         -----------  ------------- ---------------------
Income:
   Dividends                             $     4,341          --        $   4,890,119
Expenses:
   Mortality and expense risk                    405          11               69,020
                                         -----------     -------        -------------
Net investment income (loss)                   3,936         (11)           4,821,099
   Net realized gain (loss)                   44,622          --           10,089,343
   Change in unrealized appreciation
     (depreciation) during the period         18,246       2,075          (19,612,704)
                                         -----------     -------        -------------
Net increase (decrease) in assets from
  operations                                  66,804       2,064           (4,702,262)
                                         -----------     -------        -------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             1,274,040      74,209           20,246,659
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,059,952)       (721)        (181,892,758)
   Net transfers between subaccounts              --          --                   --
                                         -----------     -------        -------------
Net increase (decrease) in assets from
  principal transactions                     214,088      73,488         (161,646,099)
                                         -----------     -------        -------------
Total increase (decrease) in assets          280,892      75,552         (166,348,361)

Assets, beginning of period                   75,552          --          166,348,361
                                         -----------     -------        -------------
Assets, end of period                    $   356,444     $75,552                   --
                                         ===========     =======        =============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^^^ Terminated as an investment option and funds transferred to Equity Income Trust Series 0 on May 2, 2005.
(d)   Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(e)   Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.

See accompanying notes.

                                                                              Sub-Account
                                         ----------------------------------------------------------------------------------------
                                         Large Cap Value Trust Series 0  Lifestyle Aggressive Trust    Lifestyle Balanced Trust
                                         ------------------------------ ---------------------------- ----------------------------
                                           Year Ended     Year Ended      Year Ended    Year Ended     Year Ended    Year Ended
                                           Dec. 31/06    Dec. 31/05 ##  Dec. 31/06 (d) Dec. 31/05 ## Dec. 31/06 (e) Dec. 31/05 ##
                                         --------------  -------------- -------------- ------------- -------------- -------------
Income:
   Dividends                             $  2,025,004              --    $   443,282     $    101     $   745,904    $    1,098
Expenses:
   Mortality and expense risk                  14,500           3,894          6,632          125           7,489           110
                                          ------------   ------------    -----------     --------     -----------    ----------
Net investment income (loss)                2,010,504          (3,894)       436,650          (24)        738,415           988
   Net realized gain (loss)                  (561,700)       (517,600)      (129,445)         266          31,889         1,191
   Change in unrealized appreciation
     (depreciation) during the period         402,911         341,588        115,678       27,536         232,915        45,528
                                          ------------   ------------    -----------     --------     -----------    ----------
Net increase (decrease) in assets from
  operations                                1,851,715        (179,906)       422,883       27,778       1,003,219        47,707
                                          ------------   ------------    -----------     --------     -----------    ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             13,831,034      41,639,129      7,263,456      533,686      12,733,550     1,960,286
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (25,904,012)    (18,813,943)    (3,357,973)     (21,196)     (3,126,132)      (49,241)
   Net transfers between subaccounts               --              --             --           --              --            --
                                          ------------   ------------    -----------     --------     -----------    ----------
Net increase (decrease) in assets from
  principal transactions                  (12,072,978)     22,825,186      3,905,483      512,490       9,607,418     1,911,045
                                          ------------   ------------    -----------     --------     -----------    ----------
Total increase (decrease) in assets       (10,221,263)     22,645,280      4,328,366      540,268      10,610,637     1,958,752

Assets, beginning of period                22,645,280              --        540,268           --       1,958,752            --
                                          ------------   ------------    -----------     --------     -----------    ----------
Assets, end of period                    $ 12,424,017    $ 22,645,280    $ 4,868,634     $540,268     $12,569,389    $1,958,752
                                          ============   ============    ===========     ========     ===========    ==========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                Sub-Account
                                         ---------------------------------------------------------
                                         Lifestyle Conservative Trust    Lifestyle Growth Trust
                                         ---------------------------- ----------------------------
                                           Year Ended    Year Ended     Year Ended    Year Ended
                                         Dec. 31/06 (h) Dec. 31/05 ## Dec. 31/06 (f) Dec. 31/05 ##
                                         -------------- ------------- -------------- -------------
Income:
   Dividends                               $  103,448           --     $ 2,451,721    $     5,619
Expenses:
   Mortality and expense risk                     373          127          35,621          1,842
                                           ----------     --------     -----------    -----------
Net investment income (loss)                  103,075         (127)      2,416,100          3,777
   Net realized gain (loss)                    (3,769)          72         (31,384)         1,718
   Change in unrealized appreciation
     (depreciation) during the period          17,116       10,718         458,191        360,700
                                           ----------     --------     -----------    -----------
Net increase (decrease) in assets from
  operations                                  116,422       10,663       2,842,907        366,195
                                           ----------     --------     -----------    -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              1,371,767      776,087      23,567,421     11,272,824
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                   (576,308)     (25,156)     (5,575,272)    (1,750,628)
   Net transfers between subaccounts               --           --              --             --
                                           ----------     --------     -----------    -----------
Net increase (decrease) in assets from
  principal transactions                      795,459      750,931      17,992,149      9,522,196
                                           ----------     --------     -----------    -----------
Total increase (decrease) in assets           911,881      761,594      20,835,056      9,888,391

Assets, beginning of period                   761,594           --       9,888,391             --
                                           ----------     --------     -----------    -----------
Assets, end of period                      $1,673,475     $761,594     $30,723,447    $ 9,888,391
                                           ==========     ========     ===========    ===========

--------
(h) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
xx Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.

See accompanying notes.

                                                                             Sub-Account
                                         ------------------------------------------------------------------------------------
                                                                                                   MFS Investors Growth Stock
                                           Lifestyle Moderate Trust          Managed Trust             Series (IC) Trust
                                         ---------------------------- ---------------------------  --------------------------
                                           Year Ended    Year Ended     Year Ended    Year Ended           Year Ended
                                         Dec. 31/06 (g) Dec. 31/05 ##   Dec. 31/06    Dec. 31/05         Dec. 31/05 xx
                                         -------------- ------------- -------------  ------------  --------------------------
Income:
   Dividends                               $   28,124           --    $  14,883,429  $  4,787,911         $    12,459
Expenses:
   Mortality and expense risk                   1,009           52          675,369       938,229                 914
                                           ----------     --------    -------------  ------------         -----------
Net investment income (loss)                   27,115          (52)      14,208,060     3,849,682              11,545
   Net realized gain (loss)                      (118)         123      (10,847,348)       44,809             141,741
   Change in unrealized appreciation
     (depreciation) during the period           5,485        5,458        1,615,416        81,020            (376,635)
                                           ----------     --------    -------------  ------------         -----------
Net increase (decrease) in assets from
  operations                                   32,482        5,529        4,976,128     3,975,511            (223,349)
                                           ----------     --------    -------------  ------------         -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              1,240,169      336,968        6,600,630    14,726,988             454,315
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                   (780,575)     (18,192)    (142,536,722)  (15,698,894)         (3,638,815)
   Net transfers between subaccounts               --           --               --            --                  --
                                           ----------     --------    -------------  ------------         -----------
Net increase (decrease) in assets from
  principal transactions                      459,594      318,776     (135,936,092)     (971,906)         (3,184,500)
                                           ----------     --------    -------------  ------------         -----------
Total increase (decrease) in assets           492,076      324,305     (130,959,964)    3,003,605          (3,407,849)

Assets, beginning of period                   324,305           --      186,585,175   183,581,570           3,407,849
                                           ----------     --------    -------------  ------------         -----------
Assets, end of period                      $  816,381     $324,305    $  55,625,211  $186,585,175                  --
                                           ==========     ========    =============  ============         ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         ------------------------------------------------------
                                         MFS New Discovery Series (IC) MFS Research Series (IC)
                                                     Trust                      Trust
                                         ----------------------------- ------------------------
                                                  Year Ended                  Year Ended
                                                Dec. 31/05 xxx             Dec. 31/05 xxxx
                                         ----------------------------- ------------------------
Income:
   Dividends                                               --                 $   2,503
Expenses:
   Mortality and expense risk                           2,823                       239
                                                  -----------                 ---------
Net investment income (loss)                           (2,823)                    2,264
   Net realized gain (loss)                           680,830                    15,672
   Change in unrealized appreciation
     (depreciation) during the period              (2,043,111)                  (37,939)
                                                  -----------                 ---------
Net increase (decrease) in assets from
  operations                                       (1,365,104)                  (20,003)
                                                  -----------                 ---------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                        330,646                   278,342
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                         (9,263,568)                 (533,513)
   Net transfers between subaccounts                       --                        --
                                                  -----------                 ---------
Net increase (decrease) in assets from
  principal transactions                           (8,932,922)                 (255,171)
                                                  -----------                 ---------
Total increase (decrease) in assets               (10,298,026)                 (275,174)

Assets, beginning of period                        10,298,026                   275,174
                                                  -----------                 ---------
Assets, end of period                                      --                        --
                                                  ===========                 =========

--------
xxx Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005.
xxxx Terminated as an investment option and funds transferred Prfto Total Stock Market Index Trust on May 2, 2005.
(j) Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
### Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ----------------------------------------------------------------------------
                                              Mid Cap Core Trust      Mid Cap Growth Trust    Mid Cap Index Trust
                                         ---------------------------- -------------------- --------------------------
                                           Year Ended    Year Ended        Year Ended       Year Ended   Year Ended
                                         Dec. 31/06 (j) Dec. 31/05 ##    Dec. 31/05 ###     Dec. 31/06  Dec. 31/05 ##
                                         -------------- ------------- -------------------- -----------  -------------
Income:
   Dividends                              $ 1,872,393            --       $  1,245,053     $   307,609            --
Expenses:
   Mortality and expense risk                     646           180             23,109           4,201         1,645
                                          -----------    ----------       ------------     -----------   -----------
Net investment income (loss)                1,871,747          (180)         1,221,944         303,408        (1,645)
   Net realized gain (loss)                (1,816,653)        7,695         (2,785,082)        327,410        46,182
   Change in unrealized appreciation
     (depreciation) during the period         (39,811)       39,796         (2,167,164)        (81,758)      449,125
                                          -----------    ----------       ------------     -----------   -----------
Net increase (decrease) in assets from
  operations                                   15,283        47,311         (3,730,302)        549,060       493,662
                                          -----------    ----------       ------------     -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              8,915,303     1,509,961         11,797,492      17,392,638     6,510,338
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (9,633,460)     (854,398)       (55,462,566)     (5,279,516)   (2,055,106)
   Net transfers between subaccounts               --            --                 --              --            --
                                          -----------    ----------       ------------     -----------   -----------
Net increase (decrease) in assets from
  principal transactions                     (718,157)      655,563        (43,665,074)     12,113,122     4,455,232
                                          -----------    ----------       ------------     -----------   -----------
Total increase (decrease) in assets          (702,874)      702,874        (47,395,376)     12,662,182     4,948,894

Assets, beginning of period                   702,874            --         47,395,376       4,948,894            --
                                          -----------    ----------       ------------     -----------   -----------
Assets, end of period                              --    $  702,874                 --     $17,611,076   $ 4,948,894
                                          ===========    ==========       ============     ===========   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                             Mid Cap Stock Trust        Mid Cap Value Trust
                                         --------------------------- --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- -----------  -------------
Income:
   Dividends                             $  2,834,744            --  $ 1,302,780            --
Expenses:
   Mortality and expense risk                  86,340        54,670        6,668         2,377
                                         ------------  ------------  -----------   -----------
Net investment income (loss)                2,748,404       (54,670)   1,296,112        (2,377)
   Net realized gain (loss)                 3,478,941     2,303,750      (47,574)       37,349
   Change in unrealized appreciation
     (depreciation) during the period         698,014     8,263,934     (281,131)      415,909
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  operations                                6,925,359    10,513,014      967,407       450,881
                                         ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             46,170,550    77,504,679    4,930,457    10,433,433
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (60,108,978)  (22,409,774)  (5,447,007)   (2,999,637)
   Net transfers between subaccounts               --            --           --            --
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                  (13,938,428)   55,094,905     (516,550)    7,433,796
                                         ------------  ------------  -----------   -----------
Total increase (decrease) in assets        (7,013,069)   65,607,919      450,857     7,884,677

Assets, beginning of period                65,607,919            --    7,884,677            --
                                         ------------  ------------  -----------   -----------
Assets, end of period                    $ 58,594,850  $ 65,607,919  $ 8,335,534   $ 7,884,677
                                         ============  ============  ===========   ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
$$  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.
$$$ Renamed on May 2, 2005. Formerly known as Money Market Trust.

See accompanying notes.

                                                                              Sub-Account
                                         -------------------------------------------------------------------------------------
                                               Mid Value Trust           Money Market Trust B        Natural Resources Trust
                                         --------------------------- ----------------------------- ---------------------------
                                          Year Ended    Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                          Dec. 31/06   Dec. 31/05 $$   Dec. 31/06   Dec. 31/05 $$$  Dec. 31/06   Dec. 31/05 ##
                                         ------------  ------------- -------------  -------------- ------------  -------------
Income:
   Dividends                             $  4,585,194  $    816,284  $   6,650,391  $   4,041,814  $  1,972,186            --
Expenses:
   Mortality and expense risk                  69,024        77,250        201,530        208,517        15,232         1,507
                                         ------------  ------------  -------------  -------------  ------------   -----------
Net investment income (loss)                4,516,170       739,034      6,448,861      3,833,297     1,956,954        (1,507)
   Net realized gain (loss)                 2,045,743     1,109,107             --             --      (172,003)       34,363
   Change in unrealized appreciation
     (depreciation) during the period       4,214,119     1,089,246             --             --      (185,419)      588,157
                                         ------------  ------------  -------------  -------------  ------------   -----------
Net increase (decrease) in assets from
  operations                               10,776,032     2,937,387      6,448,861      3,833,297     1,599,532       621,013
                                         ------------  ------------  -------------  -------------  ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             33,404,481    36,592,920    318,479,773    318,041,961    22,844,995     6,953,698
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (39,437,489)  (57,278,902)  (296,758,502)  (325,406,950)  (15,963,819)   (1,866,539)
   Net transfers between subaccounts               --            --             --             --            --            --
                                         ------------  ------------  -------------  -------------  ------------   -----------
Net increase (decrease) in assets from
  principal transactions                   (6,033,008)  (20,685,982)    21,721,271     (7,364,989)    6,881,176     5,087,159
                                         ------------  ------------  -------------  -------------  ------------   -----------
Total increase (decrease) in assets         4,743,024   (17,748,595)    28,170,132     (3,531,692)    8,480,708     5,708,172

Assets, beginning of period                55,105,872    72,854,467    118,842,596    122,374,288     5,708,172            --
                                         ------------  ------------  -------------  -------------  ------------   -----------
Assets, end of period                    $ 59,848,896  $ 55,105,872  $ 147,012,728  $ 118,842,596  $ 14,188,880   $ 5,708,172
                                         ============  ============  =============  =============  ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                            Overseas Equity Trust        Pacific Rim Trust
                                         --------------------------- --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 <<  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- -----------  -------------
Income:
   Dividends                             $  3,258,299  $  1,879,958  $    63,382            --
Expenses:
   Mortality and expense risk                 134,012       132,169       10,642         1,038
                                         ------------  ------------  -----------   -----------
Net investment income (loss)                3,124,287     1,747,789       52,740        (1,038)
   Net realized gain (loss)                 6,707,366     4,746,380      514,331        23,971
   Change in unrealized appreciation
     (depreciation) during the period       3,906,916     5,049,460      (61,460)      497,354
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  operations                               13,738,569    11,543,629      505,611       520,287
                                         ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             22,266,141    29,323,146   10,128,906     6,168,866
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (34,827,249)  (38,624,505)  (9,420,702)   (2,239,382)
   Net transfers between subaccounts               --            --           --            --
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                  (12,561,108)   (9,301,359)     708,204     3,929,484
                                         ------------  ------------  -----------   -----------
Total increase (decrease) in assets         1,177,461     2,242,270    1,213,815     4,449,771

Assets, beginning of period                73,153,920    70,911,650    4,449,771            --
                                         ------------  ------------  -----------   -----------
Assets, end of period                    $ 74,331,381  $ 73,153,920  $ 5,663,586   $ 4,449,771
                                         ============  ============  ===========   ===========

--------
<<  Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                         ------------------------------------------------------------------------------
                                         Quantitative All Cap Trust Quantitative Mid Cap Trust Quantitative Value Trust
                                         -------------------------- -------------------------- ------------------------
                                         Year Ended   Year Ended    Year Ended   Year Ended    Year Ended  Year Ended
                                         Dec. 31/06  Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##  Dec. 31/06 Dec. 31/05 ##
                                         ----------  -------------- ----------  -------------  ---------- -------------
Income:
   Dividends                              $ 11,752     $  2,675     $ 243,841           --     $   1,184          --
Expenses:
   Mortality and expense risk                  144           53           580          161            81          13
                                          --------     --------     ---------     --------     ---------     -------
Net investment income (loss)                11,608        2,622       243,261         (161)        1,103         (13)
   Net realized gain (loss)                    (29)         (63)     (129,952)         394         6,597           8
   Change in unrealized appreciation
     (depreciation) during the period           25       (1,184)     (107,669)      15,795        23,518       2,640
                                          --------     --------     ---------     --------     ---------     -------
Net increase (decrease) in assets from
  operations                                11,604        1,375         5,640       16,028        31,218       2,635
                                          --------     --------     ---------     --------     ---------     -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             187,768       53,018       528,320      709,707       504,238      70,272
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                  (4,099)     (13,378)     (750,647)     (55,264)     (228,497)       (529)
   Net transfers between subaccounts            --           --            --           --            --          --
                                          --------     --------     ---------     --------     ---------     -------
Net increase (decrease) in assets from
  principal transactions                   183,669       39,640      (222,327)     654,443       275,741      69,743
                                          --------     --------     ---------     --------     ---------     -------
Total increase (decrease) in assets        195,273       41,015      (216,687)     670,471       306,959      72,378

Assets, beginning of period                 41,015           --       670,471           --        72,378          --
                                          --------     --------     ---------     --------     ---------     -------
Assets, end of period                     $236,288     $ 41,015     $ 453,784     $670,471     $ 379,337     $72,378
                                          ========     ========     =========     ========     =========     =======

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                             Sub-Account
                                         ------------------------------------------------------
                                         Real Estate Equity Trust  Real Estate Securities Trust
                                         ------------------------ -----------------------------
                                                Year Ended         Year Ended     Year Ended
                                               Dec. 31/05 +        Dec. 31/06    Dec. 31/05 ##
                                         ------------------------ ------------   --------------
Income:
   Dividends                                   $  3,063,543       $ 13,490,037             --
Expenses:
   Mortality and expense risk                        22,242             83,679         51,875
                                               ------------       ------------   ------------
Net investment income (loss)                      3,041,301         13,406,358        (51,875)
   Net realized gain (loss)                       6,832,452          2,399,501        882,137
   Change in unrealized appreciation
     (depreciation) during the period           (10,474,485)         8,637,178      6,952,398
                                               ------------       ------------   ------------
Net increase (decrease) in assets from
  operations                                       (600,732)        24,443,037      7,782,660
                                               ------------       ------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                   15,161,294         53,645,325     88,444,865
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                      (67,270,325)       (52,490,832)   (32,518,889)
   Net transfers between subaccounts                     --                 --             --
                                               ------------       ------------   ------------
Net increase (decrease) in assets from
  principal transactions                        (52,109,031)         1,154,493     55,925,976
                                               ------------       ------------   ------------
Total increase (decrease) in assets             (52,709,763)        25,597,530     63,708,636

Assets, beginning of period                      52,709,763         63,708,636             --
                                               ------------       ------------   ------------
Assets, end of period                                    --       $ 89,306,166   $ 63,708,636
                                               ============       ============   ============

--------
+ Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                           Sub-Account
                                         --------------------------------------------------------------------------------
                                           Real Return Bond Trust   Science & Technology Trust    Short-Term Bond Trust
                                         -------------------------- -------------------------- --------------------------
                                          Year Ended   Year Ended   Year Ended   Year Ended     Year Ended    Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##   Dec. 31/06    Dec. 31/05
                                         -----------  ------------- ----------  -------------- ------------  ------------
Income:
   Dividends                             $   146,325           --          --           --     $  1,993,418  $  1,110,758
Expenses:
   Mortality and expense risk                 41,698          778          61           22          274,832        59,867
                                         -----------   ----------   ---------     --------     ------------  ------------
Net investment income (loss)                 104,627         (778)        (61)         (22)       1,718,586     1,050,891
   Net realized gain (loss)                  (42,006)         (35)          4           54         (383,468)     (251,267)
   Change in unrealized appreciation
     (depreciation) during the period       (343,785)     (23,917)      6,172        1,328        2,901,654       601,672
                                         -----------   ----------   ---------     --------     ------------  ------------
Net increase (decrease) in assets from
  operations                                (281,164)     (24,730)      6,115        1,360        4,236,772     1,401,296
                                         -----------   ----------   ---------     --------     ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            25,446,847    3,870,728     210,744      105,541      137,472,081    41,821,717
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (6,051,953)    (112,606)   (138,104)      (1,742)     (40,338,385)  (48,000,185)
   Net transfers between subaccounts              --           --          --           --               --            --
                                         -----------   ----------   ---------     --------     ------------  ------------
Net increase (decrease) in assets from
  principal transactions                  19,394,894    3,758,122      72,640      103,799       97,133,696    (6,178,468)
                                         -----------   ----------   ---------     --------     ------------  ------------
Total increase (decrease) in assets       19,113,730    3,733,392      78,755      105,159      101,370,468    (4,777,172)

Assets, beginning of period                3,733,392           --     105,159           --       62,020,097    66,797,269
                                         -----------   ----------   ---------     --------     ------------  ------------
Assets, end of period                    $22,847,122   $3,733,392   $ 183,914     $105,159     $163,390,565  $ 62,020,097
                                         ===========   ==========   =========     ========     ============  ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                           Small Cap Growth Trust      Small Cap Index Trust
                                         --------------------------  --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 <   Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------  -----------  -------------
Income:
   Dividends                                       --  $  1,269,416  $   379,141            --
Expenses:
   Mortality and expense risk                 131,474       125,360        9,338         5,790
                                         ------------  ------------  -----------   -----------
Net investment income (loss)                 (131,474)    1,144,056      369,803        (5,790)
   Net realized gain (loss)                 6,381,457     7,923,346      481,079       216,029
   Change in unrealized appreciation
     (depreciation) during the period       1,691,484      (459,676)   1,018,812     1,231,160
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  operations                                7,941,467     8,607,726    1,869,694     1,441,399
                                         ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             29,367,838    32,140,751   12,681,346    13,556,496
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (46,854,960)  (25,286,312)  (5,499,117)   (3,599,244)
   Net transfers between subaccounts               --            --           --            --
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                  (17,487,122)    6,854,439    7,182,229     9,957,252
                                         ------------  ------------  -----------   -----------
Total increase (decrease) in assets        (9,545,655)   15,462,165    9,051,923    11,398,651

Assets, beginning of period                72,227,297    56,765,132   11,398,651            --
                                         ------------  ------------  -----------   -----------
Assets, end of period                    $ 62,681,642  $ 72,227,297  $20,450,574   $11,398,651
                                         ============  ============  ===========   ===========

--------
<   Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                          Sub-Account
                                         ---------------------------------------------------------------------------------
                                         Small Cap Opportunities Trust     Small Cap Trust         Small Cap Value Trust
                                         ----------------------------- ------------------------ --------------------------
                                         Year Ended     Year Ended     Year Ended  Year Ended    Year Ended    Year Ended
                                         Dec. 31/06    Dec. 31/05 ##   Dec. 31/06 Dec. 31/05 ##  Dec. 31/06    Dec. 31/05
                                         ----------    -------------   ---------- ------------- ------------  ------------
Income:
   Dividends                             $   37,175              --    $  51,024           --   $ 16,553,440  $  1,134,127
Expenses:
   Mortality and expense risk                   674           2,260           86           42         79,453        77,332
                                          ----------   ------------    ---------    ---------   ------------  ------------
Net investment income (loss)                 36,501          (2,260)      50,938          (42)    16,473,987     1,056,795
   Net realized gain (loss)                 (11,647)         11,392        3,373          525      4,569,799     4,766,943
   Change in unrealized appreciation
     (depreciation) during the period        55,854          15,168      (16,511)      15,586     (3,964,187)    1,842,265
                                          ----------   ------------    ---------    ---------   ------------  ------------
Net increase (decrease) in assets from
  operations                                 80,708          24,300       37,800       16,069     17,079,599     7,666,003
                                          ----------   ------------    ---------    ---------   ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            1,696,998      13,189,650      568,436      552,559     65,672,213    69,041,756
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (674,208)    (12,759,615)    (386,995)    (113,842)   (77,420,730)  (53,324,570)
   Net transfers between subaccounts             --              --           --           --             --            --
                                          ----------   ------------    ---------    ---------   ------------  ------------
Net increase (decrease) in assets from
  principal transactions                  1,022,790         430,035      181,441      438,717    (11,748,517)   15,717,186
                                          ----------   ------------    ---------    ---------   ------------  ------------
Total increase (decrease) in assets       1,103,498         454,335      219,241      454,786      5,331,082    23,383,189

Assets, beginning of period                 454,335              --      454,786           --     99,882,008    76,498,819
                                          ----------   ------------    ---------    ---------   ------------  ------------
Assets, end of period                    $1,557,833    $    454,335    $ 674,027    $ 454,786   $105,213,090  $ 99,882,008
                                          ==========   ============    =========    =========   ============  ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         -----------------------------------------------------
                                            Small Company Trust     Small Company Value Trust
                                         -------------------------  --------------------------
                                          Year Ended   Year Ended    Year Ended   Year Ended
                                          Dec. 31/06  Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         -----------  ------------- -----------  -------------
Income:
   Dividends                             $   130,604           --   $   389,527           --
Expenses:
   Mortality and expense risk                    513          121         2,588          702
                                         -----------    ---------   -----------   ----------
Net investment income (loss)                 130,091         (121)      386,939         (702)
   Net realized gain (loss)                 (124,367)         239        80,018       13,642
   Change in unrealized appreciation
     (depreciation) during the period          8,921        5,667       (23,320)      55,862
                                         -----------    ---------   -----------   ----------
Net increase (decrease) in assets from
  operations                                  14,645        5,785       443,637       68,802
                                         -----------    ---------   -----------   ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             2,617,505      561,965     4,313,381    2,861,253
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,561,198)    (117,916)   (4,046,495)    (506,726)
   Net transfers between subaccounts              --           --            --           --
                                         -----------    ---------   -----------   ----------
Net increase (decrease) in assets from
  principal transactions                   1,056,307      444,049       266,886    2,354,527
                                         -----------    ---------   -----------   ----------
Total increase (decrease) in assets        1,070,952      449,834       710,523    2,423,329

Assets, beginning of period                  449,834           --     2,423,329           --
                                         -----------    ---------   -----------   ----------
Assets, end of period                    $ 1,520,786    $ 449,834   $ 3,133,852   $2,423,329
                                         ===========    =========   ===========   ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ----------------------------------------------------------------------------
                                           Special Value Trust       Strategic Bond Trust     Strategic Income Trust
                                         ------------------------ -------------------------- ------------------------
                                         Year Ended  Year Ended    Year Ended   Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ---------- ------------- -----------  ------------- ---------- -------------
Income:
   Dividends                              $ 10,335          --    $   247,616            --   $  9,317    $   3,459
Expenses:
   Mortality and expense risk                   20           9          3,357           411        205           98
                                          --------    --------    -----------   -----------   --------    ---------
Net investment income (loss)                10,315          (9)       244,259          (411)     9,112        3,361
   Net realized gain (loss)                 (8,941)        372       (110,700)        1,322       (932)         695
   Change in unrealized appreciation
     (depreciation) during the period        1,557      (1,587)       271,575        46,321         38       (2,758)
                                          --------    --------    -----------   -----------   --------    ---------
Net increase (decrease) in assets from
  operations                                 2,931      (1,224)       405,134        47,232      8,218        1,298
                                          --------    --------    -----------   -----------   --------    ---------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              12,283     164,777     10,983,456     3,931,329    267,215      317,394
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (93,710)    (66,008)    (7,018,340)   (1,469,309)   (56,608)    (231,860)
   Net transfers between subaccounts            --          --             --            --         --           --
                                          --------    --------    -----------   -----------   --------    ---------
Net increase (decrease) in assets from
  principal transactions                   (81,427)     98,769      3,965,116     2,462,020    210,607       85,534
                                          --------    --------    -----------   -----------   --------    ---------
Total increase (decrease) in assets        (78,496)     97,545      4,370,250     2,509,252    218,825       86,832

Assets, beginning of period                 97,545          --      2,509,252            --     86,832           --
                                          --------    --------    -----------   -----------   --------    ---------
Assets, end of period                     $ 19,049    $ 97,545    $ 6,879,502   $ 2,509,252   $305,657    $  86,832
                                          ========    ========    ===========   ===========   ========    =========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ----------------------------------------------------------
                                         Strategic Opportunities Trust    Strategic Value Trust
                                         ----------------------------- ----------------------------
                                         Year Ended     Year Ended       Year Ended    Year Ended
                                         Dec. 31/06    Dec. 31/05 ##   Dec. 31/06 (k) Dec. 31/05 ##
                                         ----------    --------------- -------------- -------------
Income:
   Dividends                             $      55             --         $ 13,079            --
Expenses:
   Mortality and expense risk                  416             11               18             8
                                         ---------       --------         --------       -------
Net investment income (loss)                  (361)           (11)          13,061            (8)
   Net realized gain (loss)                  2,238           (131)         (11,924)            2
   Change in unrealized appreciation
     (depreciation) during the period       15,932          1,535              (55)           54
                                         ---------       --------         --------       -------
Net increase (decrease) in assets from
  operations                                17,809          1,393            1,082            48
                                         ---------       --------         --------       -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             416,294         53,719           53,917        12,443
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (119,171)       (16,216)         (67,347)         (143)
   Net transfers between subaccounts            --             --               --            --
                                         ---------       --------         --------       -------
Net increase (decrease) in assets from
  principal transactions                   297,123         37,503          (13,430)       12,300
                                         ---------       --------         --------       -------
Total increase (decrease) in assets        314,932         38,896          (12,348)       12,348

Assets, beginning of period                 38,896             --           12,348            --
                                         ---------       --------         --------       -------
Assets, end of period                    $ 353,828       $ 38,896               --       $12,348
                                         =========       ========         ========       =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(k) Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.
++ Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005.

See accompanying notes.

                                                                           Sub-Account
                                         ----------------------------------------------------------------------------------
                                         Total Return Bond Trust     Total Return Trust      Total Stock Market Index Trust
                                         ----------------------- --------------------------- ------------------------------
                                               Year Ended         Year Ended    Year Ended     Year Ended     Year Ended
                                              Dec. 31/05 ++       Dec. 31/06   Dec. 31/05 ##   Dec. 31/06    Dec. 31/05 ##
                                         ----------------------- ------------  ------------- --------------  --------------
Income:
   Dividends                                  $    393,772       $  1,012,805            --  $    495,128              --
Expenses:
   Mortality and expense risk                        3,135             97,647         9,573        43,470          33,605
                                              ------------       ------------  ------------   ------------   ------------
Net investment income (loss)                       390,637            915,158        (9,573)      451,658         (33,605)
   Net realized gain (loss)                       (163,670)           (32,172)       17,454     1,551,566         871,912
   Change in unrealized appreciation
     (depreciation) during the period               (2,105)           942,013       317,407     2,711,778       3,149,755
                                              ------------       ------------  ------------   ------------   ------------
Net increase (decrease) in assets from
  operations                                       224,862          1,824,999       325,288     4,715,002       3,988,062
                                              ------------       ------------  ------------   ------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  11,572,675        109,557,356    47,813,651     9,925,802      56,940,063
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                     (26,269,814)       (42,606,697)  (20,466,376)  (16,140,784)    (25,939,411)
   Net transfers between subaccounts                    --                 --            --            --              --
                                              ------------       ------------  ------------   ------------   ------------
Net increase (decrease) in assets from
  principal transactions                       (14,697,139)        66,950,659    27,347,275    (6,214,982)     31,000,652
                                              ------------       ------------  ------------   ------------   ------------
Total increase (decrease) in assets            (14,472,277)        68,775,658    27,672,563    (1,499,980)     34,988,714

Assets, beginning of period                     14,472,277         27,672,563            --    34,988,714              --
                                              ------------       ------------  ------------   ------------   ------------
Assets, end of period                                   --       $ 96,448,221  $ 27,672,563  $ 33,488,734    $ 34,988,714
                                              ============       ============  ============   ============   ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         --------------------------------------------------------
                                          Turner Core Growth Trust         U.S. Core Trust
                                         --------------------------  ----------------------------
                                          Year Ended    Year Ended     Year Ended    Year Ended
                                          Dec. 31/06    Dec. 31/05   Dec. 31/06 (i) Dec. 31/05 ##
                                         ------------  ------------  -------------- -------------
Income:
   Dividends                             $  2,245,365  $    191,938   $   108,458           --
Expenses:
   Mortality and expense risk                  22,605        22,146           569          190
                                         ------------  ------------   -----------     --------
Net investment income (loss)                2,222,760       169,792       107,889         (190)
   Net realized gain (loss)                 3,459,835     1,357,898       (33,572)         207
   Change in unrealized appreciation
     (depreciation) during the period      (1,527,847)    4,204,726         9,711        9,718
                                         ------------  ------------   -----------     --------
Net increase (decrease) in assets from
  operations                                4,154,748     5,732,416        84,028        9,735
                                         ------------  ------------   -----------     --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             37,568,895    36,738,770     1,162,106      820,887
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (39,081,839)  (31,058,602)   (1,041,026)     (75,883)
   Net transfers between subaccounts               --            --            --           --
                                         ------------  ------------   -----------     --------
Net increase (decrease) in assets from
  principal transactions                   (1,512,944)    5,680,168       121,080      745,004
                                         ------------  ------------   -----------     --------
Total increase (decrease) in assets         2,641,804    11,412,584       205,108      754,739

Assets, beginning of period                48,148,710    36,736,126       754,739           --
                                         ------------  ------------   -----------     --------
Assets, end of period                    $ 50,790,514  $ 48,148,710   $   959,847     $754,739
                                         ============  ============   ===========     ========

--------
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                    Sub-Account
                                                     --------------------------------------------------------------------------
                                                       U.S. Global Leaders        U.S. Government          U.S. High Yield
                                                           Growth Trust           Securities Trust            Bond Trust
                                                     -----------------------  ------------------------ ------------------------
                                                     Year Ended  Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                                     Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                                     ---------- ------------- ---------- ------------- ---------- -------------
Income:
   Dividends                                          $    917     $   398    $   6,912          --     $ 21,800          --
Expenses:
   Mortality and expense risk                              367           2          215          71          567          86
                                                      --------     -------    ---------    --------     --------    --------
Net investment income (loss)                               550         396        6,697         (71)      21,233         (86)
   Net realized gain (loss)                               (621)        (68)        (714)         18       (1,565)         20
   Change in unrealized appreciation (depreciation)
     during the period                                     843        (610)         532         260       15,841       2,264
                                                      --------     -------    ---------    --------     --------    --------
Net increase (decrease) in assets from operations          772        (282)       6,515         207       35,509       2,198
                                                      --------     -------    ---------    --------     --------    --------
Changes from principal transactions:
   Net premiums from policyholders and transfers to
     policy loans                                      392,784      24,356      516,441      69,587      220,632     282,697
   Transfer to policyholders for benefits,
     terminations and policy loans                     (54,918)     (3,238)    (297,108)    (10,962)     (68,740)     (4,729)
   Net transfers between subaccounts                        --          --           --          --           --          --
                                                      --------     -------    ---------    --------     --------    --------
Net increase (decrease) in assets from principal
  transactions                                         337,866      21,118      219,333      58,625      151,892     277,968
                                                      --------     -------    ---------    --------     --------    --------
Total increase (decrease) in assets                    338,638      20,836      225,848      58,832      187,401     280,166

Assets, beginning of period                             20,836          --       58,832          --      280,166          --
                                                      --------     -------    ---------    --------     --------    --------
Assets, end of period                                 $359,474     $20,836    $ 284,680    $ 58,832     $467,567    $280,166
                                                      ========     =======    =========    ========     ========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                            U.S. Large Cap Trust          Utilities Trust
                                         --------------------------- --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- -----------  -------------
Income:
   Dividends                             $     18,304            --  $   308,200            --
Expenses:
   Mortality and expense risk                   2,005           680        6,465         1,557
                                         ------------   -----------  -----------   -----------
Net investment income (loss)                   16,299          (680)     301,735        (1,557)
   Net realized gain (loss)                   661,197        25,825      164,232        (5,564)
   Change in unrealized appreciation
     (depreciation) during the period         (75,895)      166,085      524,582        88,580
                                         ------------   -----------  -----------   -----------
Net increase (decrease) in assets from
  operations                                  601,601       191,230      990,549        81,459
                                         ------------   -----------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             13,034,229     5,143,045    7,016,454     4,994,879
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (13,413,077)   (3,059,748)  (5,491,963)   (3,103,633)
   Net transfers between subaccounts               --            --           --            --
                                         ------------   -----------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                     (378,848)    2,083,297    1,524,491     1,891,246
                                         ------------   -----------  -----------   -----------
Total increase (decrease) in assets           222,753     2,274,527    2,515,040     1,972,705

Assets, beginning of period                 2,274,527            --    1,972,705            --
                                         ------------   -----------  -----------   -----------
Assets, end of period                    $  2,497,280   $ 2,274,527  $ 4,487,745   $ 1,972,705
                                         ============   ===========  ===========   ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.


                                                                Sub-Account
                                         ---------------------------------------------------------
                                               Value Trust                      Total
                                         -----------------------  --------------------------------
                                                      Year Ended
                                          Year Ended     Dec.        Year Ended       Year Ended
                                          Dec. 31/06   31/05 ##      Dec. 31/06       Dec. 31/05
                                         -----------  ----------  ---------------  ---------------
Income:
   Dividends                             $   267,567          --  $   146,942,069  $    67,288,233
Expenses:
   Mortality and expense risk                  1,443          86        4,288,716        4,178,286
                                         -----------  ----------  ---------------  ---------------
Net investment income (loss)                 266,124         (86)     142,653,353       63,109,947
   Net realized gain (loss)                  (10,712)        493       54,625,640       73,199,823
   Change in unrealized appreciation
     (depreciation) during the period        127,332      39,520      136,285,348       14,537,731
                                         -----------  ----------  ---------------  ---------------
Net increase (decrease) in assets from
  operations                                 382,744      39,927      333,564,341      150,847,501
                                         -----------  ----------  ---------------  ---------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             3,244,808   1,219,163    1,876,237,051    2,131,006,256
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,950,400)     (8,557)  (1,897,505,622)  (2,082,232,286)
   Net transfers between subaccounts              --          --               --               --
                                         -----------  ----------  ---------------  ---------------
Net increase (decrease) in assets from
  principal transactions                   1,294,408   1,210,606      (21,268,571)      48,773,970
                                         -----------  ----------  ---------------  ---------------
Total increase (decrease) in assets        1,677,152   1,250,533      312,295,770      199,621,471

Assets, beginning of period                1,250,533          --    2,457,806,397    2,258,184,926
                                         -----------  ----------  ---------------  ---------------
Assets, end of period                    $ 2,927,685  $1,250,533  $ 2,770,102,167  $ 2,457,806,397
                                         ===========  ==========  ===============  ===============

                     John Hancock Variable Life Account S

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Variable Life Account S is a separate investment account of John Hancock Variable Life Insurance Company (the "Company" or JHVLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eighty-four active investment sub-accounts. Each investment sub-account invests solely in shares of a particular John Hancock Trust ("the Trust") portfolio or of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the "Contracts") issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

          Previous Name                        New Name              Effective Date
----------------------------------  -------------------------------  --------------
Growth & Income Trust               U.S. Core Trust                   May 1, 2006
Growth & Income II Trust            Growth & Income Trust             May 1, 2006
International Stock Trust           International Core Trust          May 1, 2006
Lifestyle Balanced 640 Trust        Lifestyle Balanced Trust          May 1, 2006
Lifestyle Moderate 460 Trust        Lifestyle Moderate Trust          May 1, 2006
Lifestyle Aggressive 1000 Trust     Lifestyle Aggressive Trust        May 1, 2006
Lifestyle Growth 820 Trust          Lifestyle Growth Trust            May 1, 2006
Lifestyle Conservative 280 Trust    Lifestyle Conservative Trust      May 1, 2006

                     John Hancock Variable Life Account S

Effective May 1, 2006, the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account as follows:

              Terminated                Fund Transferred To
              ----------                -------------------
              Large Cap Growth Trust    Capital Appreciation
              Series 0                  Trust

Effective December 4, 2006, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

              Terminated                Funds Transferred To
              ----------                --------------------
              Mid Cap Core Trust        Mid Cap Index Trust
              Strategic Value Trust     Large Cap Value Trust
                                        Series 0

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

                     John Hancock Variable Life Account S

4. Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the "Code"). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

5. Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

6. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                    Purchases     Sales
                                                   ----------- -----------
      Sub-accounts:
         500 Index Trust B                         $77,130,979 $87,253,938
         Active Bond Trust                          11,712,522  31,670,586
         All Asset Trust                             4,045,783   1,892,653
         All Cap Core Trust                            104,221     219,934
         All Cap Growth Trust                          490,836     149,316
         All Cap Value Trust                         4,461,169     466,409
         American Blue Chip Income & Growth Trust    1,845,906     521,539
         American Bond Trust                         2,256,501   1,995,356
         American Growth Trust                      17,808,596   3,517,130
         American Growth-Income Trust                1,466,196   1,004,596
         American International Trust               14,288,914   7,598,335
         Blue Chip Growth Trust                     11,775,017  18,168,390
         Bond Index Trust B                         16,675,531  22,391,290
         Brandes International Equity Trust         38,664,520  18,104,817
         Business Opportunity Value Trust            6,519,988   1,670,839

                     John Hancock Variable Life Account S

                                                Purchases      Sales
                                               ------------ ------------
       Sub-accounts:
          Capital Appreciation Trust           $ 43,747,450 $ 14,759,321
          Classic Value Trust                    18,275,874   17,174,998
          Core Bond Trust                           829,314       49,142
          Core Equity Trust                       2,073,845      389,438
          CSI Equity Trust                            3,353        3,266
          Dynamic Growth Trust                      186,209       73,502
          Emerging Growth Trust                   2,678,192      275,225
          Emerging Small Company Trust              236,579       91,640
          Equity-Income Trust                    46,405,878   54,779,050
          Financial Services Trust                1,998,309    2,102,349
          Frontier Capital Appreciation Trust    20,447,488   14,293,369
          Fundamental Value Trust Series 0        5,171,098    4,209,702
          Global Allocation Trust                   956,805      381,726
          Global Bond Trust Series 0              7,098,257    9,665,106
          Global Trust                            1,055,143      305,933
          Growth & Income Trust                  18,638,491  104,136,099
          Health Sciences Trust Series 0          4,980,290    4,259,247
          High Yield Trust                        5,171,524    3,993,036
          Income & Value Trust                    1,404,206      671,380
          International Core Trust               11,510,888    2,071,251
          International Equity Index Trust B     33,345,318   23,477,012
          International Opportunities Trust       5,958,463    4,742,602
          International Small Cap Trust           4,557,434    1,979,418
          International Value Trust              14,284,062    3,118,887
          Investment Quality Bond Trust          22,784,127      259,786
          Large Cap Growth Trust Series 0         3,046,118   38,429,710
          Large Cap Trust                         1,213,158      995,132
          Large Cap Value Trust Series 0          7,799,940   17,862,414
          Lifestyle Aggressive Trust              5,714,769    1,372,633
          Lifestyle Balanced Trust               12,736,402    2,390,568
          Lifestyle Conservative Trust            1,452,902      554,368
          Lifestyle Growth Trust                 23,158,823    2,750,575
          Lifestyle Moderate Trust                1,070,482      583,773
          Managed Trust                          20,151,525  141,879,558
          Mid Cap Core Trust                     10,296,385    9,142,793
          Mid Cap Index Trust                    15,864,219    3,447,688
          Mid Cap Stock Trust                    35,320,396   46,510,420
          Mid Cap Value Trust                     4,454,753    3,675,190
          Mid Value Trust                        22,153,621   23,670,458
          Money Market Trust B                  216,474,303  188,304,170
          Natural Resources Trust                14,003,048    5,164,919
          Overseas Equity Trust                  13,562,079   22,998,899
          Pacific Rim Trust                       6,117,385    5,356,442
          Quantitative All Cap Trust                198,098        2,820
          Quantitative Mid Cap Trust                930,889      909,955

                     John Hancock Variable Life Account S

                                              Purchases        Sales
                                            -------------- --------------
       Sub-accounts:
          Quantitative Value Trust          $      418,037 $      141,193
          Real Estate Securities Trust          36,166,384     21,605,533
          Real Return Bond Trust                21,851,141      2,351,622
          Science & Technology Trust               171,223         98,644
          Short-Term Bond Trust                123,541,720     24,689,437
          Small Cap Growth Trust                12,683,546     30,302,142
          Small Cap Index Trust                 11,358,662      3,806,630
          Small Cap Opportunities Trust          1,749,731        690,441
          Small Cap Trust                          614,623        382,245
          Small Cap Value Trust                 47,160,079     42,434,609
          Small Company Trust                    2,131,022        944,623
          Small Company Value Trust              2,731,473      2,077,650
          Special Value Trust                      112,187        183,299
          Strategic Bond Trust                   7,587,211      3,377,837
          Strategic Income Trust                   263,235         43,516
          Strategic Opportunities Trust            387,873         91,111
          Strategic Value Trust                     66,995         67,365
          Total Return Trust                    71,747,817      3,882,003
          Total Stock Market Index Trust         5,438,807     11,202,129
          Turner Core Growth Trust              12,264,265     11,554,443
          U.S. Core Trust                          670,718        441,750
          U.S. Global Leaders Growth Trust         392,718         54,302
          U.S. Government Securities Trust         504,855        278,825
          U.S. High Yield Bond Trust               242,380         69,256
          U.S. Large Cap Trust                  11,976,913     12,339,461
          Utilities Trust                        3,825,311      1,999,085
          Value Trust                            3,175,639      1,615,107
                                            -------------- --------------
                                            $1,277,999,136 $1,156,614,356
                                            ============== ==============

                     John Hancock Variable Life Account S

7. Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHVLICO.

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                               Sub-Account
                                         --------------------------------------------------------------------------------------
                                                                            500 Index Trust B
                                         --------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06    Dec. 31/05 <<<     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  -------------------
Units, end of year (000s)                         21,785          22,550           22,008           16,780               14,262
                                         ===============  ==============  ===============  ===============  ===================
Unit Fair Value $                         21.08 to 25.20  18.25 to 21.81   19.74 to 20.84   18.82 to 17.94       15.15 to 12.69

Assets, end of year $(000's)                     506,217         453,995          422,233          296,897              196,772

Investment income ratio*                            1.14%           0.45%            1.89%            3.06%                1.40%
Expense ratio lowest to highest**          0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.60%
Total return lowest to highest***        14.85% to 15.56%  4.00% to 6.52% 10.01% to 11.70% 27.63% to 28.42% (20.23)% to (19.71)%

--------
<<< Renamed on May 2, 2005. Formerly known as Equity Index Trust.

                                                                           Sub-Account
                                         ------------------------------------------------------------------------------
                                                                        Active Bond Trust
                                         ------------------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                           Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                         2,378           3,392           3,423           3,600           3,869
                                         ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                        17.72 to 43.05  16.95 to 41.17  18.99 to 40.14  38.32 to 18.24  35.78 to 14.75

Assets, end of year $(000's)                     54,337          73,175          73,314          73,208          71,584

Investment income ratio*                           2.88%           1.30%           3.43%           4.40%           5.12%
Expense ratio lowest to highest**         0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***         3.90% to 4.54%  0.98% to 2.55%  4.10% to 4.75%  5.81% to 6.48%  5.97% to 6.62%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               ------------------------------
                                                       All Asset Trust
                                               ------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  --------------
Units, end of year (000s)                                 675             507
                                               ==============  ==============
Unit Fair Value $                              10.85 to 10.97  10.46 to 10.51

Assets, end of year $(000's)                            7,395           5,321

Investment income ratio*                                 5.15%           5.40%
Expense ratio lowest to highest**               0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***               3.71% to 4.36%  4.64% to 5.08%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                             --------------------------------
                                                    All Cap Core Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                  5               15
                                             ===============  ===============
Unit Fair Value $                             12.85 to 12.98   11.27 to 11.31

Assets, end of year $(000's)                              67              171

Investment income ratio*                                1.49%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            14.06% to 14.77% 12.67% to 13.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              -------------------------------
                                                    All Cap Growth Trust
                                              -------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                              --------------  ---------------
Units, end of year (000s)                                 33                5
                                              ==============  ===============
Unit Fair Value $                             12.29 to 12.42   11.60 to 11.65

Assets, end of year $(000's)                             410               53

Investment income ratio*                                0.00%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              5.96% to 6.63% 16.00% to 16.48%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                             --------------------------------
                                                    All Cap Value Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                325               29
                                             ===============  ===============
Unit Fair Value $                             12.51 to 12.64   11.06 to 11.11

Assets, end of year $(000's)                           4,093              319

Investment income ratio*                                0.91%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            13.11% to 13.82% 10.61% to 11.06%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                American Blue Chip Income &
                                                       Growth Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                117                8
                                             ===============  ===============
Unit Fair Value $                             12.86 to 12.99   11.06 to 11.10

Assets, end of year $(000's)                           1,519               90

Investment income ratio*                                0.36%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            16.27% to 16.99% 10.57% to 11.04%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                Sub-Account
                                                            -------------------
                                                            American Bond Trust
                                                            -------------------
                                                                Year Ended
                                                              Dec. 31/06 (l)
                                                            -------------------
Units, end of year (000s)                                                 25
                                                              ==============
Unit Fair Value $                                             10.70 to 10.78

Assets, end of year $(000's)                                             274

Investment income ratio*                                                0.00%
Expense ratio lowest to highest**                              0.00% to 0.63%
Total return lowest to highest***                              5.90% to 6.57%
--------
(l) Fund available in prior year but no activity.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              -------------------------------
                                                   American Growth Trust
                                              -------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                              --------------  ---------------
Units, end of year (000s)                              1,878              776
                                              ==============  ===============
Unit Fair Value $                             13.01 to 13.15   11.92 to 11.97

Assets, end of year $(000's)                          24,649            9,287

Investment income ratio*                                0.26%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              9.11% to 9.80% 19.21% to 19.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                              -------------------------------
                                                American Growth-Income Trust
                                              -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  --------------
Units, end of year (000s)                                 221             185
                                              ===============  ==============
Unit Fair Value $                              12.48 to 12.61  10.94 to 10.99

Assets, end of year $(000's)                            2,779           2,030

Investment income ratio*                                 1.02%           0.00%
Expense ratio lowest to highest**               0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***             14.08% to 14.80%  9.41% to 9.87%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                               American International Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                830              341
                                             ===============  ===============
Unit Fair Value $                             14.56 to 14.72   12.36 to 12.41

Assets, end of year $(000's)                          12,189            4,225

Investment income ratio*                                0.69%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            17.79% to 18.54% 23.63% to 24.15%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                              -------------------------------
                                                   Blue Chip Growth Trust
                                              -------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                              --------------  ---------------
Units, end of year (000s)                              4,525            4,906
                                              ==============  ===============
Unit Fair Value $                             16.49 to 61.21   15.05 to 55.85

Assets, end of year $(000's)                         104,836          101,886

Investment income ratio*                                0.25%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              8.90% to 9.59% 13.08% to 13.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                    Sub-Account
                                  ------------------------------------------------------------------------------
                                                                Bond Index Trust B
                                  ------------------------------------------------------------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                  --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                  2,694           3,178           3,392           3,960           3,637
                                  ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                 15.06 to 15.89  14.56 to 15.27  14.31 to 14.91  14.33 to 13.84  13.73 to 13.34

Assets, end of year $(000's)              42,252          47,871          50,018          56,219          49,917

Investment income ratio*                    3.65%           1.59%           4.49%           4.34%           5.43%
Expense ratio lowest to highest**  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***  3.42% to 4.07%  1.77% to 2.54%  3.40% to 4.05%  2.96% to 3.06%  8.46% to 9.14%

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                            Brandes International Equity Trust
                                  --------------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  -------------------
Units, end of year (000s)                   4,688           4,493            4,601            3,928                3,638
                                  ===============  ==============  ===============  ===============  ===================
Unit Fair Value $                  32.13 to 34.84  25.50 to 27.49   23.22 to 24.55   19.80 to 18.84       13.88 to 12.99

Assets, end of year $(000's)              157,312         118,830          109,760           75,588               47,583

Investment income ratio*                     1.49%           1.43%            1.32%            1.26%                1.34%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return lowest to highest*** 25.99% to 26.78% 9.86% to 12.47% 23.22% to 24.00% 46.51% to 47.42% (14.27)% to (13.68)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                     Sub-Account
                                  --------------------------------------------------------------------------------
                                                           Business Opportunity Value Trust
                                  --------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03      Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  -------------
Units, end of year (000s)                   1,463           1,238              707              275             95
                                  ===============  ==============  ===============  ===============  =============
Unit Fair Value $                  14.88 to 15.32  13.14 to 13.45   12.27 to 12.47   10.18 to 10.07           8.06

Assets, end of year $(000's)               22,358          16,627            8,807            2,799            747

Investment income ratio*                     0.55%           0.67%            1.09%            1.02%          1.29%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63% 0.00% to 0.05%
Total return lowest to highest*** 13.18% to 13.89%  7.13% to 9.06% 21.84% to 22.59% 18.15% to 18.73%        (19.08)%

                                                         Sub-Account
                                               -------------------------------
                                                  Capital Appreciation Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                               3,046              843
                                               ==============  ===============
Unit Fair Value $                              12.30 to 12.43   12.10 to 12.15

Assets, end of year $(000's)                           37,751           10,239

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               1.73% to 2.38% 20.95% to 21.45%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                     Classic Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 359              224
                                              ===============  ===============
Unit Fair Value $                              12.96 to 13.09   11.22 to 11.27

Assets, end of year $(000's)                            4,695            2,522

Investment income ratio*                                 0.72%            2.45%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             15.43% to 16.14% 12.24% to 12.71%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                        Core Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  114              39
                                                ==============  ==============
Unit Fair Value $                               10.37 to 10.48  10.06 to 10.10

Assets, end of year $(000's)                             1,197             391

Investment income ratio*                                  2.20%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.10% to 3.76%  0.61% to 1.04%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                      Core Equity Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 253              114
                                               ==============  ===============
Unit Fair Value $                              12.19 to 12.31   11.49 to 11.54

Assets, end of year $(000's)                            3,113            1,320

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               6.07% to 6.73% 14.89% to 15.37%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                           Sub-Account
                                  --------------------------------------------------------------
                                                         CSI Equity Trust
                                  --------------------------------------------------------------
                                  Year Ended   Year Ended     Year Ended   Year Ended Year Ended
                                  Dec. 31/06   Dec. 31/05     Dec. 31/04   Dec. 31/03 Dec. 31/02
                                  ---------- -------------  -------------  ---------- ----------
Units, end of year (000s)              12               12             10        6          3
                                    =====    =============  =============    =====      =====
Unit Fair Value $                   17.01            14.43          13.76    12.44       9.93

Assets, end of year $(000's)          202              173            136       81         27

Investment income ratio*             0.81%            0.72%          0.97%    0.23%         a
Expense ratio lowest to highest**    0.00%            0.00% 0.00% to 0.63%    0.00%      0.00%
Total return lowest to highest***   17.90%   4.90% to 6.73%         10.64%   25.22%     (0.70)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                    Dynamic Growth Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                  35               27
                                              ===============  ===============
Unit Fair Value $                              12.83 to 12.96   11.65 to 11.70

Assets, end of year $(000's)                              454              310

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             10.14% to 10.83% 16.47% to 16.96%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                    Emerging Growth Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 180               22
                                              ===============  ===============
Unit Fair Value $                              13.20 to 13.34   11.91 to 11.96

Assets, end of year $(000's)                            2,393              262

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             10.90% to 11.59% 19.06% to 19.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                 Emerging Small Company Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  21                9
                                               ==============  ===============
Unit Fair Value $                              11.75 to 11.87   11.54 to 11.59

Assets, end of year $(000's)                              243              104

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               1.80% to 2.44% 15.43% to 15.92%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                     Equity-Income Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                6,974           7,842
                                               ===============  ==============
Unit Fair Value $                               27.41 to 29.30  23.17 to 24.61

Assets, end of year $(000's)                           199,726         188,954

Investment income ratio*                                  1.56%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              18.31% to 19.05%  6.41% to 6.85%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                  Financial Services Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 123              130
                                              ===============  ===============
Unit Fair Value $                              12.87 to 22.83   10.51 to 18.53

Assets, end of year $(000's)                            1,877            1,533

Investment income ratio*                                 0.37%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             22.39% to 23.16% 14.45% to 14.94%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  ---------------------------------------------------------------------------------------
                                                            Frontier Capital Appreciation Trust
                                  ---------------------------------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ----------------  --------------  ---------------  -------------------
Units, end of year (000s)                   1,796             1,770           2,618            2,324                1,862
                                  ===============  ================  ==============  ===============  ===================
Unit Fair Value $                  33.62 to 42.01    28.91 to 36.13  29.93 to 30.42   27.82 to 27.55       18.93 to 15.17

Assets, end of year $(000's)               64,001            54,635          69,531           56,964               29,688

Investment income ratio*                     0.00%             0.00%              a                a                    a
Expense ratio lowest to highest**   0.00% to 0.63%    0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return lowest to highest*** 15.62% to 16.35% 14.41% to 20.97 %  8.65% to 9.33% 54.92% to 55.89% (23.72)% to (23.23)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                              Fundamental Value Trust Series 0
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 561              495
                                              ===============  ===============
Unit Fair Value $                              12.55 to 12.68   11.03 to 11.07

Assets, end of year $(000's)                            7,114            5,484

Investment income ratio*                                 0.71%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             13.83% to 14.55% 10.25% to 10.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                   Global Allocation Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                   87              38
                                               ===============  ==============
Unit Fair Value $                               12.18 to 12.31  10.79 to 10.84

Assets, end of year $(000's)                             1,071             415

Investment income ratio*                                  0.97%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              12.87% to 13.58%  7.94% to 8.40%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                 Global Bond Trust Series 0
                                             --------------------------------
                                               Year Ended       Year Ended
                                               Dec. 31/06      Dec. 31/05 ##
                                             --------------  ----------------
Units, end of year (000s)                             1,344             1,493
                                             ==============  ================
Unit Fair Value $                            18.89 to 20.41    17.95 to 19.39

Assets, end of year $(000's)                         26,025            27,551

Investment income ratio*                               0.00%             0.00%
Expense ratio lowest to highest**             0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***             4.62% to 5.27% (6.36)% to (5.97)%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                        Global Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                  95               33
                                              ===============  ===============
Unit Fair Value $                              13.43 to 13.57   11.22 to 11.27

Assets, end of year $(000's)                            1,286              367

Investment income ratio*                                 1.33%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             19.68% to 20.42% 12.22% to 12.69%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                          Sub-Account
                                   ---------------------------------------------------------------------------------------
                                                                     Growth & Income Trust
                                   ---------------------------------------------------------------------------------------
                                      Year Ended       Year Ended        Year Ended       Year Ended         Year Ended
                                    Dec. 31/06 (a)   Dec. 31/05 ####     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ----------------  ---------------  ---------------  ------------------
Units, end of year (000s)                    3,822             6,032            6,351            6,074               6,132
                                   ===============  ================  ===============  ===============  ==================
Unit Fair Value $                   18.41 to 78.98    16.34 to 70.07   23.63 to 64.29   57.94 to 21.43      48.11 to 11.24

Assets, end of year $(000's)               103,164           184,912          177,102          137,958             111,605

Investment income ratio*                      0.68%             0.17%            1.13%            0.91%               0.74%
Expense` ratio lowest to highest**   0.00% to 0.63%    0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest***  12.02% to 12.72% (3.20)% to 11.09% 10.27% to 10.96% 23.57% to 24.35% (20.16)% to (19.62)%

--------
(a) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust. #### Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

                                                         Sub-Account
                                               -------------------------------
                                                Health Sciences Trust Series 0
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
 Units, end of year (000s)                                406              397
                                               ==============  ===============
 Unit Fair Value $                             14.15 to 14.66   13.13 to 13.52

 Assets, end of year $(000's)                           5,892            5,322

 Investment income ratio*                                0.00%            0.00%
 Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
 Total return lowest to highest***              7.77% to 8.44% 22.60% to 23.11%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                       High Yield Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                1,556           1,554
                                                ==============  ==============
Unit Fair Value $                               12.14 to 12.82  11.06 to 11.61

Assets, end of year $(000's)                            19,526          17,692

Investment income ratio*                                  6.47%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***               9.77% to 10.48%  6.16% to 6.61%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                     Income & Value Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  113              47
                                                ==============  ==============
Unit Fair Value $                               11.68 to 11.80  10.80 to 10.85

Assets, end of year $(000's)                             1,329             509

Investment income ratio*                                  2.37%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.10% to 8.77%  8.04% to 8.49%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                  International Core Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (c)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 696               50
                                              ===============  ===============
Unit Fair Value $                              14.69 to 14.84   11.84 to 11.89

Assets, end of year $(000's)                           10,325              600

Investment income ratio*                                 0.62%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             24.04% to 24.81% 18.42% to 18.93%
--------
(c) Renamed on May 1, 2006. Formerly known as International Stock Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                             International Equity Index Trust B
                                  --------------------------------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year (000s)                   4,427            3,842            3,335            3,105               2,510
                                  ===============  ===============  ===============  ===============  ==================
Unit Fair Value $                  21.17 to 41.18   16.66 to 32.39   16.19 to 27.73   23.06 to 13.55       16.51 to 8.51

Assets, end of year $(000's)              110,564           79,958           57,936           44,618              26,807

Investment income ratio*                     0.75%            1.11%            2.25%            2.99%               1.91%
Expense ratio lowest to highest**   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 26.32% to 27.11% 16.11% to 19.63% 19.49% to 20.25% 41.11% to 41.99% (14.31)% to (13.75)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             ----------------------------------
                                             International Opportunities Trust
                                             ----------------------------------
                                                Year Ended        Year Ended
                                                Dec. 31/06        Dec. 31/05 ##
                                             ---------------  -----------------
Units, end of year (000s)                                405               336
                                             ===============   ===============
Unit Fair Value $                             15.25 to 15.41    12.38 to 12.43

Assets, end of year $(000's)                           6,233             4,175

Investment income ratio*                                0.58%             0.00%
Expense ratio lowest to highest**              0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***            23.20% to 23.96%  23.80% to 24.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                International Small Cap Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 294               88
                                              ===============  ===============
Unit Fair Value $                              14.12 to 14.27   11.13 to 11.18

Assets, end of year $(000's)                            4,192              983

Investment income ratio*                                 1.23%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             26.93% to 27.73% 11.28% to 11.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                  International Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,166              328
                                              ===============  ===============
Unit Fair Value $                              14.40 to 14.55   11.18 to 11.23

Assets, end of year $(000's)                           16,930            3,676

Investment income ratio*                                 1.26%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             28.79% to 29.61% 11.79% to 12.25%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                 Investment Quality Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                2,227              12
                                                ==============  ==============
Unit Fair Value $                               10.39 to 10.50  10.08 to 10.13

Assets, end of year $(000's)                            23,171             122

Investment income ratio*                                  0.29%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.00% to 3.64%  0.85% to 1.27%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                -------------------------------
                                                Large Cap Growth Trust Series 0
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                Dec. 31/06 (b)    Dec. 31/05 ##
                                                --------------  ---------------
Units, end of year (000s)                                   --           2,751
                                                ==============  ==============
Unit Fair Value $                               12.46 to 13.26  12.20 to 12.96

Assets, end of year $(000's)                                --          34,721

Investment income ratio*                                  0.47%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                2.11% to 2.31%  6.57% to 7.01%
--------
(b) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                       Large Cap Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                  28                7
                                              ===============  ===============
Unit Fair Value $                              12.63 to 12.77   11.12 to 11.16

Assets, end of year $(000's)                              356               76

Investment income ratio*                                 0.19%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             13.67% to 14.38% 11.16% to 11.62%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                               Large Cap Value Trust Series 0
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 926            1,956
                                              ===============  ===============
Unit Fair Value $                              13.30 to 13.43   11.53 to 11.58

Assets, end of year $(000's)                           12,424           22,645

Investment income ratio*                                 0.66%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             15.30% to 16.03% 15.31% to 15.78%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                 Lifestyle Aggressive Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (d)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 366               47
                                              ===============  ===============
Unit Fair Value $                              13.21 to 13.34   11.51 to 11.55

Assets, end of year $(000's)                            4,869              540

Investment income ratio*                                 4.07%            0.03%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             14.76% to 15.48% 15.07% to 15.55%
--------
(d) Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                   Lifestyle Balanced Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (e)   Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                1,018             179
                                               ===============  ==============
Unit Fair Value $                               12.24 to 12.37  10.92 to 10.97

Assets, end of year $(000's)                            12,569           1,959

Investment income ratio*                                  4.53%           0.19%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              12.09% to 12.80%  9.21% to 9.67%
--------
(e) Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                 Lifestyle Conservative Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (h)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  149              74
                                                ==============  ==============
Unit Fair Value $                               11.09 to 11.21  10.30 to 10.34

Assets, end of year $(000's)                             1,673             762

Investment income ratio*                                  4.54%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                7.77% to 8.44%  2.95% to 3.39%
--------
(h) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                   Lifestyle Growth Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (f)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               2,409              882
                                              ===============  ===============
Unit Fair Value $                              12.66 to 12.79   11.22 to 11.26

Assets, end of year $(000's)                           30,723            9,888

Investment income ratio*                                 5.11%            0.12%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             12.88% to 13.58% 12.15% to 12.62%
--------
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                   Lifestyle Moderate Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (g)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   70              31
                                                ==============  ==============
Unit Fair Value $                               11.58 to 11.71  10.55 to 10.60

Assets, end of year $(000's)                               816             324

Investment income ratio*                                  4.41%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***               9.80% to 10.49%  5.51% to 5.96%
--------
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                       Sub-Account
                                  ------------------------------------------------------------------------------------
                                                                      Managed Trust
                                  ------------------------------------------------------------------------------------
                                    Year Ended       Year Ended      Year Ended       Year Ended         Year Ended
                                    Dec. 31/06       Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  --------------  ---------------  --------------  ---------------  ------------------
Units, end of year (000s)                  1,902            5,131           5,206            4,069               4,653
                                  ==============  ===============  ==============  ===============  ==================
Unit Fair Value $                 18.30 to 56.17   17.03 to 52.26  21.97 to 50.88   47.03 to 20.44      40.28 to 13.15

Assets, end of year $(000's)              55,625          186,585         183,582          126,981             117,787

Investment income ratio*                    1.97%            0.58%           1.96%            3.14%               1.79%
Expense ratio lowest to highest**  0.00% to 0.63%   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest***  6.81% to 7.48% (2.12)% to 4.15%  7.51% to 8.18% 18.26% to 19.00% (12.13)% to (11.57)%

                                                          Sub-Account
                                                ------------------------------
                                                      Mid Cap Core Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (j)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   --              65
                                                ==============  ==============
Unit Fair Value $                               11.73 to 11.84  10.81 to 10.86

Assets, end of year $(000's)                                --             703

Investment income ratio*                                 11.92%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.43% to 9.05%  8.15% to 8.59%
--------
(j) Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                     Mid Cap Index Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                               1,265              390
                                               ==============  ===============
Unit Fair Value $                              13.57 to 13.97   12.44 to 12.73

Assets, end of year $(000's)                           17,611            4,949

Investment income ratio*                                 0.52%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               9.07% to 9.74% 16.78% to 17.28%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                     Mid Cap Stock Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,916            2,533
                                              ===============  ===============
Unit Fair Value $                              24.85 to 39.87   21.87 to 35.07

Assets, end of year $(000's)                           58,595           65,608

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             12.95% to 13.66% 26.69% to 27.23%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                     Mid Cap Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 659              699
                                              ===============  ===============
Unit Fair Value $                              12.54 to 12.67   11.23 to 11.28

Assets, end of year $(000's)                            8,336            7,885

Investment income ratio*                                 0.73%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             11.60% to 12.30% 12.35% to 12.82%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  -------------------------------------------------------------------------------------
                                                                      Mid Value Trust
                                  -------------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06     Dec. 31/05 $$     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year (000s)                   2,812           3,113            4,412            2,932               2,018
                                  ===============  ==============  ===============  ===============  ==================
Unit Fair Value $                  20.46 to 21.60  17.11 to 17.95   16.03 to 16.72   14.08 to 13.59        9.93 to 9.64

Assets, end of year $(000's)               59,849          55,106           72,854           40,754              19,376

Investment income ratio*                     0.31%           0.05%            0.46%            4.17%               0.51%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 19.60% to 20.34% 6.71% to 10.82% 17.99% to 18.74% 44.24% to 45.15% (17.96)% to (13.16)%

--------
$$  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                   Sub-Account
                                  -----------------------------------------------------------------------------
                                                               Money Market Trust B
                                  -----------------------------------------------------------------------------
                                    Year Ended      Year Ended      Year Ended     Year Ended      Year Ended
                                    Dec. 31/06    Dec. 31/05 $$$    Dec. 31/04     Dec. 31/03      Dec. 31/02
                                  --------------  --------------  -------------  --------------  --------------
Units, end of year (000s)                  9,248           7,822          8,342          16,166          21,563
                                  ==============  ==============  =============  ==============  ==============
Unit Fair Value $                 14.00 to 21.40  13.37 to 20.56  14.5 to 14.96  14.80 to 14.44  14.66 to 12.74

Assets, end of year $(000's)             147,013         118,843        122,374         224,002         295,899

Investment income ratio*                    4.62%           2.93%          1.05%           0.95%           1.41%
Expense ratio lowest to highest**  0.00% to 0.63%  0.00% to 0.63% 0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***  4.06% to 4.70%  0.74% to 2.96% 0.46% to 1.08%  0.33% to 0.95%  0.84% to 1.52%

--------
$$$ Renamed on May 2, 2005. Formerly known as Money Market Trust.

                                                         Sub-Account
                                              --------------------------------
                                                   Natural Resources Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 840              413
                                              ===============  ===============
Unit Fair Value $                              16.74 to 16.92   13.78 to 13.83

Assets, end of year $(000's)                           14,189            5,708

Investment income ratio*                                 0.51%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             21.55% to 22.32% 37.75% to 38.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                                   Overseas Equity Trust
                                  --------------------------------------------------------------------------------------
                                     Year Ended      Year Ended        Year Ended       Year Ended         Year Ended
                                     Dec. 31/06     Dec. 31/05 <<      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year (000s)                   4,030            4,748            5,450            3,590               3,121
                                  ===============  ===============  ===============  ===============  ==================
Unit Fair Value $                  17.82 to 19.04   14.93 to 15.90   12.72 to 13.43   12.10 to 11.53        9.28 to 8.73

Assets, end of year $(000's)               74,331           73,154           70,912           42,107              27,666

Investment income ratio*                     0.89%            0.53%            0.53%            1.49%               0.71%
Expense ratio lowest to highest**   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 19.02% to 19.76% 17.67% to 21.26% 10.33% to 11.02% 31.54% to 32.36% (17.52)% to (16.94)%

--------
<<  Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

                                                       Sub-Account
                                            --------------------------------
                                                    Pacific Rim Trust
                                            --------------------------------
                                               Year Ended      Year Ended
                                               Dec. 31/06     Dec. 31/05 ##
                                            ---------------  ---------------
Units, end of year (000s)                               403              351
                                            ===============  ===============
Unit Fair Value $                            13.95 to 14.10   12.63 to 12.68

Assets, end of year $(000's)                          5,664            4,450

Investment income ratio*                               0.98%            0.00%
Expense ratio lowest to highest**             0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***           10.53% to 11.22% 26.26% to 26.79%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                Quantitative All Cap Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                 18                4
                                             ===============  ===============
Unit Fair Value $                             13.09 to 13.22   11.43 to 11.47

Assets, end of year $(000's)                             236               41

Investment income ratio*                                2.87%            1.26%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            14.52% to 15.24% 14.28% to 14.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                  Quantitative Mid Cap Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  37               57
                                               ==============  ===============
Unit Fair Value $                              12.04 to 12.17   11.64 to 11.69

Assets, end of year $(000's)                              454              670

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               3.44% to 4.10% 16.38% to 16.86%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              -------------------------------
                                                  Quantitative Value Trust
                                              -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  --------------
Units, end of year (000s)                                  28               6
                                              ===============  ==============
Unit Fair Value $                              13.47 to 13.61  11.17 to 11.21

Assets, end of year $(000's)                              379              72

Investment income ratio*                                 0.10%           0.00%
Expense ratio lowest to highest**               0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***             20.62% to 21.36% 11.68%to 12.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                Real Estate Securities Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,757            1,698
                                              ===============  ===============
Unit Fair Value $                              38.95 to 95.27   28.20 to 68.95

Assets, end of year $(000's)                           89,306           63,709

Investment income ratio*                                 1.73%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             37.31% to 38.17% 13.36% to 13.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                            ---------------------------------
                                                  Real Return Bond Trust
                                            ---------------------------------
                                               Year Ended       Year Ended
                                               Dec. 31/06      Dec. 31/05 ##
                                            ---------------  ----------------
Units, end of year (000s)                             2,303               375
                                            ===============  ================
Unit Fair Value $                            09.90 to 10.01      9.92 to 9.96

Assets, end of year $(000's)                         22,847             3,733

Investment income ratio*                               0.82%             0.00%
Expense ratio lowest to highest**             0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***           (0.20)% to 0.43% (0.80)% to (0.37)%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                  Science & Technology Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  15                9
                                               ==============  ===============
Unit Fair Value $                              11.78 to 11.90   11.23 to 11.27

Assets, end of year $(000's)                              184              105

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               4.95% to 5.60% 12.25% to 12.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                    Sub-Account
                                  ------------------------------------------------------------------------------
                                                               Short-Term Bond Trust
                                  ------------------------------------------------------------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                  --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                  9,504           3,721           4,118           3,535           2,991
                                  ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                 15.59 to 18.45  14.92 to 17.65  16.16 to 17.27  17.03 to 16.03  16.54 to 14.01

Assets, end of year $(000's)             163,391          62,020          66,797          57,272          46,860

Investment income ratio*                    2.13%           1.62%           3.00%           3.43%           4.32%
Expense ratio lowest to highest**  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***  3.88% to 4.55%  1.53% to 2.19%  0.79% to 1.43%  2.12% to 2.76%  4.81% to 5.48%

                                                                        Sub-Account
                                  -------------------------------------------------------------------------------------
                                                                  Small Cap Growth Trust
                                  -------------------------------------------------------------------------------------
                                     Year Ended       Year Ended      Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05 <     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  --------------  ---------------  ------------------
Units, end of year (000s)                   3,777            4,950           4,547            3,224               2,199
                                  ===============  ===============  ==============  ===============  ==================
Unit Fair Value $                  15.99 to 17.19   14.10 to 15.15  12.23 to 12.91   11.79 to 11.24        8.12 to 7.57

Assets, end of year $(000's)               62,682           72,227          56,765           36,515              16,938

Investment income ratio*                     0.00%            0.00%           0.00%            0.00%               0.17%
Expense ratio lowest to highest**   0.00% to 0.63%   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 12.75% to 13.47% 16.61% to 23.35%  8.76% to 9.45% 47.90% to 48.82% (26.90)% to (26.45)%

--------
<   Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                    Small Cap Index Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,761            1,123
                                              ===============  ===============
Unit Fair Value $                              10.15 to 15.48    8.68 to 13.16

Assets, end of year $(000's)                           20,451           11,399

Investment income ratio*                                 0.49%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             16.89% to 17.64% 16.19% to 16.68%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                Small Cap Opportunities Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 121               39
                                               ==============  ===============
Unit Fair Value $                              12.72 to 12.85   11.59 to 11.63

Assets, end of year $(000's)                            1,558              454

Investment income ratio*                                 0.72%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              9.78% to 10.47% 15.86% to 16.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                       Small Cap Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  55               40
                                               ==============  ===============
Unit Fair Value $                              12.19 to 12.32   11.40 to 11.45

Assets, end of year $(000's)                              674              455

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               6.96% to 7.62% 14.01% to 14.48%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                       Sub-Account
                                  -----------------------------------------------------------------------------------
                                                                  Small Cap Value Trust
                                  -----------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended        Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  ----------------
Units, end of year (000s)                   4,317           4,842            4,024            3,406             2,446
                                  ===============  ==============  ===============  ===============  ================
Unit Fair Value $                  21.36 to 35.44  18.02 to 29.70   16.59 to 27.18   21.68 to 13.32     16.06 to 9.92

Assets, end of year $(000's)              105,213          99,882           76,499           50,880            25,592

Investment income ratio*                     0.10%           0.15%            0.96%            0.70%             0.87%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest*** 18.58% to 19.32% 8.53% to 14.02% 24.59% to 25.37% 37.11% to 37.97% (4.98)% to (4.35)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                     Small Company Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 129               40
                                               ==============  ===============
Unit Fair Value $                              11.64 to 11.76   11.08 to 11.13

Assets, end of year $(000's)                            1,521              450

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               5.00% to 5.66% 10.84% to 11.30%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                  Small Company Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 234              209
                                              ===============  ===============
Unit Fair Value $                              13.27 to 13.41   11.56 to 11.61

Assets, end of year $(000's)                            3,134            2,423

Investment income ratio*                                 0.11%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             14.79% to 15.50% 15.58% to 16.07%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                    Special Value Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                  2                9
                                             ===============  ===============
Unit Fair Value $                             12.31 to 12.44   11.17 to 11.22

Assets, end of year $(000's)                              19               98

Investment income ratio*                                0.11%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            10.19% to 10.88% 11.69% to 12.16%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                     Strategic Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  627             244
                                                ==============  ==============
Unit Fair Value $                               10.87 to 10.99  10.22 to 10.27

Assets, end of year $(000's)                             6,880           2,509

Investment income ratio*                                  4.75%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                6.37% to 7.05%  2.22% to 2.66%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                    Strategic Income Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   29               8
                                                ==============  ==============
Unit Fair Value $                               10.59 to 10.70  10.24 to 10.28

Assets, end of year $(000's)                               306              87

Investment income ratio*                                  5.14%           5.99%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.41% to 4.08%  2.39% to 2.83%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                Strategic Opportunities Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                   27               3
                                               ===============  ==============
Unit Fair Value $                               13.26 to 13.40  11.89 to 11.94

Assets, end of year $(000's)                               354              39

Investment income ratio*                                  0.03%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              11.55% to 12.25% 18.89%to 19.39%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                    Strategic Value Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (k)   Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                   --               1
                                               ===============  ==============
Unit Fair Value $                               11.62 to 11.74  10.46 to 10.51

Assets, end of year $(000's)                                --              12

Investment income ratio*                                 10.83%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              11.08% to 11.71% 4.62% to 5.05 %
--------
(k) Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                      Total Return Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                8,552           2,521
                                                ==============  ==============
Unit Fair Value $                               11.13 to 11.39  10.81 to 10.99

Assets, end of year $(000's)                            96,448          27,673

Investment income ratio*                                  2.05%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.01% to 3.67%  1.00% to 1.42%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                    Sub-Account
                                         --------------------------------
                                          Total Stock Market Index Trust
                                         --------------------------------
                                            Year Ended      Year Ended
                                            Dec. 31/06     Dec. 31/05 ##
                                         ---------------  ---------------
Units, end of year (000s)                          1,811            2,140
                                         ===============  ===============
Unit Fair Value $                         13.28 to 46.25   11.58 to 40.10

Assets, end of year $(000's)                      33,489           34,989

Investment income ratio*                            1.00%            0.00%
Expense ratio lowest to highest**          0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***        14.61% to 15.33% 10.67% to 11.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                                 Turner Core Growth Trust
                                  --------------------------------------------------------------------------------------
                                    Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                    Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  --------------  ---------------  ---------------  ---------------  -------------------
Units, end of year (000s)                  2,114            2,164            1,887            1,784                1,432
                                  ==============  ===============  ===============  ===============  ===================
Unit Fair Value $                 22.61 to 26.76   20.84 to 24.66   20.47 to 21.65   19.47 to 18.52       15.01 to 12.71

Assets, end of year $(000's)              50,791           48,149           36,736           31,065               18,790

Investment income ratio*                    0.59%            0.47%            0.28%            0.29%                0.25%
Expense ratio lowest to highest**  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return lowest to highest***  7.84% to 8.52% 13.21% to 17.20% 10.50% to 11.18% 33.74% to 34.59% (24.25)% to (23.76)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                        U.S. Core Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (i)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   84              72
                                                ==============  ==============
Unit Fair Value $                               11.37 to 11.49  10.48 to 10.52

Assets, end of year $(000's)                               960             755

Investment income ratio*                                  1.10%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.58% to 9.26%  4.75% to 5.19%
--------
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                              ----------------------------------
                                                U.S. Global Leaders Growth Trust
                                              ----------------------------------
                                                Year Ended         Year Ended
                                                Dec. 31/06        Dec. 31/05 ##
                                               --------------   ----------------
Units, end of year (000s)                                 32                 2
                                               ==============   ==============
Unit Fair Value $                             10.99 to 11.10    10.86 to 10.90

Assets, end of year $(000's)                             359                21

Investment income ratio*                                0.00%             2.20%
Expense ratio lowest to highest**              0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***              1.17% to 1.81%    8.59% to 9.03%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              ----------------------------------
                                                U.S. Government Securities Trust
                                              ----------------------------------
                                                Year Ended         Year Ended
                                                Dec. 31/06        Dec. 31/05 ##
                                               --------------   ----------------
Units, end of year (000s)                                 26                 6
                                               ==============   ==============
Unit Fair Value $                             10.43 to 12.24    10.05 to 11.72

Assets, end of year $(000's)                             285                59

Investment income ratio*                                4.13%             0.00%
Expense ratio lowest to highest**              0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***              3.74% to 4.39%    0.52% to 0.96%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                  U.S. High Yield Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   41              27
                                                ==============  ==============
Unit Fair Value $                               11.30 to 11.42  10.37 to 10.42

Assets, end of year $(000's)                               468             280

Investment income ratio*                                  5.49%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.94% to 9.60%  3.71% to 4.16%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                     U.S. Large Cap Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 201              203
                                               ==============  ===============
Unit Fair Value $                              12.28 to 12.41   11.16 to 11.21

Assets, end of year $(000's)                            2,497            2,275

Investment income ratio*                                 0.48%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              9.99% to 10.68% 11.62% to 12.09%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                       Utilities Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 297              171
                                              ===============  ===============
Unit Fair Value $                              15.01 to 15.17   11.53 to 11.57

Assets, end of year $(000's)                            4,488            1,973

Investment income ratio*                                 1.51%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             30.25% to 31.06% 15.25% to 15.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                        Value Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                211              109
                                             ===============  ===============
Unit Fair Value $                             13.76 to 13.90   11.44 to 11.48

Assets, end of year $(000's)                           2,928            1,251

Investment income ratio*                                0.39%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            20.28% to 21.03% 14.36% to 14.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

--------
 a     Portfolio distributed no dividends during the period.
(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market B Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***) These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                     John Hancock Variable Life Account S

10. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                            Dividend Income Distribution Capital Gain Distribution          Total
                                            ---------------------------- ------------------------- -----------------------
Sub-account                                      2006          2005          2006         2005        2006         2005
-----------                                 -------------- ------------- ------------ ------------ ----------- -----------
500 Index Trust B                           $5,346,362     $1,979,617            --   $5,443,700   $ 5,346,362 $ 7,423,317
Active Bond Trust                            1,979,808        952,599            --      172,652     1,979,808   1,125,251
AIM V.I. Capital Development Series 2 Trust         --             --            --           --            --          --
AIM V.I. Premier Equity Series 1 Trust              --             --            --           --            --          --
All Asset Trust                                374,984        144,494        18,574       15,644       393,558     160,138
All Cap Core Trust                               1,692             --            --           --         1,692          --
All Cap Growth Trust                                --             --            --           --            --          --
All Cap Value Trust                             19,320             --       406,244           --       425,564          --
American Blue Chip Income & Growth Trust         2,317             --         7,132           --         9,449          --
American Bond Trust                                 --             --            --           --            --          --
American Growth Trust                           32,918             --        69,926           --       102,844          --
American Growth-Income Trust                    21,971             --         2,350           --        24,321          --
American International Trust                    63,139             --        72,496           --       135,635          --
Blue Chip Growth Trust                         257,606             --            --           --       257,606          --
Bond Index Trust B                           1,634,786        765,117            --           --     1,634,786     765,117
Brandes International Equity Trust           1,967,684      1,605,955    11,939,493    6,434,235    13,907,177   8,040,190
Business Opportunity Value Trust               105,533        100,833     1,631,496    1,354,471     1,737,029   1,455,304
Capital Appreciation Trust                          --             --     1,305,156           --     1,305,156          --
Classic Value Trust                             44,765         14,335        86,927      113,553       131,692     127,888
Core Bond Trust                                 17,398             --            --           --        17,398          --
Core Equity Trust                                   --             --       118,650           --       118,650          --
CSI Equity Trust                                 1,485            937         1,016        3,253         2,501       4,190
Dynamic Growth Trust                                --             --            --           --            --          --
Earnings Growth Trust                               --         19,882            --      391,482            --     411,364
Emerging Growth Trust                               --             --       303,611           --       303,611          --
Emerging Small Company Trust                        --             --         8,314           --         8,314          --
Equity-Income Trust                          2,999,983             --    11,934,300           --    14,934,283          --
Fidelity VIP Growth (SC) Trust                      --         52,517            --           --            --      52,517
Fidelity VIP II Contrafund (SC) Trust               --         88,973            --        8,088            --      97,061
Fidelity VIP II Overseas (SC) Trust                 --         18,648            --       16,783            --      35,431
Financial Industries Trust                          --          4,653            --       27,458            --      32,111
Financial Services Trust                         7,402             --            33           --         7,435          --
Frontier Capital Appreciation Trust                 --             --     5,852,350    4,137,012     5,852,350   4,137,012
Fundamental Value Trust                             --        189,790            --    2,214,482            --   2,404,272
Fundamental Value Trust Series 0                43,516             --       166,980           --       210,496          --
Global Allocation Trust                          6,392             --            --           --         6,392          --
Global Bond Trust                                   --        839,623            --       92,693            --     932,316
Global Bond Trust Series 0                          --             --       341,023           --       341,023          --
Global Trust                                    13,139             --            --           --        13,139          --
Growth & Income Trust                        1,016,793        305,944    10,732,333    7,698,273    11,749,126   8,004,217
Health Sciences Trust                               --          1,993            --      472,544            --     474,537
Health Sciences Trust Series 0                      --             --       616,485           --       616,485          --

                     John Hancock Variable Life Account S

10. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                             Dividend Income Distribution Capital Gain Distribution        Total
                                             ---------------------------- ------------------------- --------------------
Sub-account                                      2006           2005          2006         2005        2006      2005
-----------                                  -------------- ------------- ------------- ----------- ---------- ---------
High Yield Bond Trust                               --        391,033             --           --           --   391,033
High Yield Trust                             1,170,394             --             --           --    1,170,394        --
Income & Value Trust                            31,465             --             --           --       31,465        --
International Core Trust                        14,200             --        108,010           --      122,210        --
International Equity Index Trust B             696,476        763,588        681,145    5,551,327    1,377,621 6,314,915
International Opportunities Trust               36,799             --        296,026           --      332,825        --
International Small Cap Trust                   35,562             --             --           --       35,562        --
International Value Trust                      116,398             --        273,491           --      389,889        --
Investment Quality Bond Trust                   24,464             --             --           --       24,464        --
Janus Aspen Global Technology (SC) Trust            --             --             --           --           --        --
Janus Aspen Worldwide Growth (SC) Trust             --             --             --           --           --        --
Large Cap Growth Trust                              --         47,047             --           --           --    47,047
Large Cap Growth Trust Series 0                158,200             --             --           --      158,200        --
Large Cap Trust                                    643             --          3,698           --        4,341        --
Large Cap Value Trust                               --        746,687             --    4,143,432           -- 4,890,119
Large Cap Value Trust Series 0                 117,726             --      1,907,278           --    2,025,004        --
Lifestyle Aggressive Trust                     121,537            101        321,745           --      443,282       101
Lifestyle Balanced Trust                       342,619          1,098        403,285           --      745,904     1,098
Lifestyle Conservative Trust                    62,981             --         40,467           --      103,448        --
Lifestyle Growth Trust                       1,147,127          5,619      1,304,594           --    2,451,721     5,619
Lifestyle Moderate Trust                        14,273             --         13,851           --       28,124        --
Managed Trust                                2,717,862      1,063,137     12,165,567    3,724,774   14,883,429 4,787,911
MFS Investors Growth Stock Series (IC) Trust        --         12,459             --           --           --    12,459
MFS New Discovery Series (IC) Trust                 --             --             --           --           --        --
MFS Research Series (IC) Trust                      --          2,503             --           --           --     2,503
Mid Cap Core Trust                             132,557             --      1,739,836           --    1,872,393        --
Mid Cap Growth Trust                                --             --             --    1,245,053           -- 1,245,053
Mid Cap Index Trust                             39,928             --        267,681           --      307,609        --
Mid Cap Stock Trust                                 --             --      2,834,744           --    2,834,744        --
Mid Cap Value Trust                             57,255             --      1,245,525           --    1,302,780        --
Mid Value Trust                                174,535         29,554      4,410,659      786,730    4,585,194   816,284
Money Market Trust B                         6,650,391      4,041,814             --           --    6,650,391 4,041,814
Natural Resources Trust                         60,560             --      1,911,626           --    1,972,186        --
Overseas Equity Trust                          676,716        365,973      2,581,583    1,513,985    3,258,299 1,879,958
Pacific Rim Trust                               63,382             --             --           --       63,382        --
Quantitative All Cap Trust                       2,285            363          9,467        2,312       11,752     2,675
Quantitative Mid Cap Trust                          --             --        243,841           --      243,841        --
Quantitative Value Trust                           124             --          1,060           --        1,184        --
Real Estate Equity Trust                            --        422,138             --    2,641,405           -- 3,063,543
Real Estate Securities Trust                 1,309,956             --     12,180,081           --   13,490,037        --
Real Return Bond Trust                          84,073             --         62,252           --      146,325        --
Science & Technology Trust                          --             --             --           --           --        --

                     John Hancock Variable Life Account S

10. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                 Dividend Income Distribution Capital Gain Distribution        Total
                                 ---------------------------- ------------------------- --------------------
Sub-account                          2006           2005          2006         2005        2006       2005
-----------                      -------------- ------------- ------------- ----------- ---------- ---------
Short-Term Bond Trust            1,993,418      1,110,758             --           --    1,993,418 1,110,758
Small Cap Growth Trust                  --             --             --    1,269,416           -- 1,269,416
Small Cap Index Trust               62,567             --        316,574           --      379,141        --
Small Cap Opportunities Trust        8,275             --         28,900           --       37,175        --
Small Cap Trust                         --             --         51,024           --       51,024        --
Small Cap Value Trust              102,222        124,455     16,451,218    1,009,672   16,553,440 1,134,127
Small Company Trust                     --             --        130,604           --      130,604        --
Small Company Value Trust            2,964             --        386,563           --      389,527        --
Special Value Trust                     72             --         10,263           --       10,335        --
Strategic Bond Trust               247,616             --             --           --      247,616        --
Strategic Income Trust               9,287          3,261             30          198        9,317     3,459
Strategic Opportunities Trust           55             --             --           --           55        --
Strategic Value Trust                1,294             --         11,785           --       13,079        --
Total Return Bond Trust                 --        252,172             --      141,600           --   393,772
Total Return Trust               1,012,805             --             --           --    1,012,805        --
Total Stock Market Index Trust     327,010             --        168,118           --      495,128        --
Turner Core Growth Trust           296,626        191,938      1,948,739           --    2,245,365   191,938
U.S. Core Trust                     10,146             --         98,312           --      108,458        --
U.S. Global Leaders Growth Trust         3             45            914          353          917       398
U.S. Government Securities Trust     6,912             --             --           --        6,912        --
U.S. High Yield Bond Trust          21,800             --             --           --       21,800        --
U.S. Large Cap Trust                18,304             --             --           --       18,304        --
Utilities Trust                     50,244             --        257,956           --      308,200        --
Value Trust                          7,666             --        259,901           --      267,567        --

                          Prospectus dated May 1, 2007
                                for interests in
                               Separate Account S

                       Interests are made available under

                PERFORMANCE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

a flexible premium variable universal survivorship life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

  The policy provides fixed account options with fixed rates of return declared by JHVLICO
                     and the following investment accounts:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation
American Growth

U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income

Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

                             * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

..    The first section is called "Summary of Benefits and Risks." It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

..    Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

..    Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

..    Finally, on the back cover of this prospectus is information concerning the
     Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds," the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS

                                                              Page No.
                                                              --------
SUMMARY OF BENEFITS AND RISKS ...........................         4
The nature of the policy ................................         4
Summary of policy benefits ..............................         4
   Death benefit ........................................         4
   Surrender of the policy ..............................         4
   Partial withdrawals ..................................         4
   Policy loans .........................................         5
   Optional benefit riders ..............................         5
   Investment options ...................................         5
Summary of policy risks .................................         5
   Lapse risk ...........................................         5
   Investment risk ......................................         5
   Access to funds risk .................................         5
   Transfer risk ........................................         6
   Market timing risk ...................................         6
   Tax risks ............................................         6
FEE TABLES ..............................................         7
DETAILED INFORMATION ....................................        13
Table of Investment Options and Investment
   Subadvisers ..........................................        13
Description of JHVLICO ..................................        22
Description of John Hancock Variable Life
   Account S ............................................        23
The fixed investment option .............................        23
Premiums ................................................        24
   Planned premiums .....................................        24
   Maximum premium payments .............................        24
   Ways to pay premiums .................................        24
   Processing premium payments ..........................        24
Lapse and reinstatement .................................        25
   Guaranteed death benefit feature .....................        25
The death benefit .......................................        26
   Limitations on payment of death benefit ..............        27
   Basic Sum Insured vs. Additional Sum Insured .........        27
   The minimum insurance amount .........................        27
   When the younger insured person reaches 100 ..........        28
   Requesting an increase in coverage ...................        28
   Requesting a decrease in coverage ....................        28
   Change of death benefit option .......................        28
   Effective date of certain policy transactions ........        28
   Tax consequences of coverage changes .................        29
   Your beneficiary .....................................        29
   Ways in which we pay out policy proceeds .............        29
   Changing a payment option ............................        29
   Tax impact of payment option chosen ..................        29
The account value .......................................        29
   Commencement of investment performance ...............        30
   Allocation of future premium payments ................        30
   Transfers of existing account value ..................        30
   Dollar cost averaging ................................        31
Surrender and partial withdrawals .......................        31
   Full surrender .......................................        31
   Partial withdrawals ..................................        31
Policy loans ............................................        32
   Repayment of policy loans ............................        32
   Effects of policy loans ..............................        32
Description of charges at the policy level ..............        33
   Deductions from premium payments .....................        33
   Deductions from account value ........................        33
   Additional information about how certain policy
      charges work ......................................        34
   Sales expenses and related charges ...................        34
   Effect of premium payment pattern ....................        34
   Method of deduction ..................................        34
   Reduced charges for eligible classes .................        35
   Other charges we could impose in the future ..........        35
Description of charges at the fund level ................        35
Other policy benefits, rights and limitations ...........        35
   Optional benefit riders you can add ..................        35
   Variations in policy terms ...........................        36
   Procedures for issuance of a policy ..................        36
   Minimum initial premium ..............................        36
   Commencement of insurance coverage ...................        36
   Backdating ...........................................        37
   Temporary coverage prior to policy delivery ..........        37
   Monthly deduction dates ..............................        37
   Changes that we can make as to your policy ...........        37
   The owner of the policy ..............................        37
   Policy cancellation right ............................        38
   Reports that you will receive ........................        38
   Assigning your policy ................................        38
   When we pay policy proceeds ..........................        38
   General ..............................................        38
   Delay to challenge coverage ..........................        38
   Delay for check clearance ............................        39
   Delay of separate account proceeds ...................        39
   Delay of general account surrender proceeds ..........        39
   How you communicate with us ..........................        39
   General rules ........................................        39
   Telephone and facsimile transactions .................        40
Distribution of policies ................................        40
   Compensation .........................................        40
Tax considerations ......................................        41
   General ..............................................        41
   Death benefit proceeds and other policy
      distributions .....................................        42
   Policy loans .........................................        43
   Diversification rules and ownership of the
      Account ...........................................        43
   7-pay premium limit and modified endowment
      contract status ...................................        43
   Corporate and H.R. 10 retirement plans ...............        44
   Withholding ..........................................        44
   Life insurance purchases by residents of Puerto
      Rico ..............................................        44
   Life insurance purchases by non-resident aliens.......        45
Financial statements reference ..........................        45
Registration statement filed with the SEC ...............        45
Independent registered public accounting firm ...........        45

                         SUMMARY OF BENEFITS AND RISKS

The nature of the policy

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments." The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

     When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

..    Option A - The death benefit will equal the greater of (1) the Total Sum
     Insured or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

..    Option B - The death benefit will equal the greater of (1) the Total Sum
     Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your "surrender value." You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

..    the amount you invested,

..    plus or minus the investment experience of the investment options you've chosen,

..    minus all charges we deduct, and

..    minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under "Policy loans."

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment options

     The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the "Account" or "Separate Account"), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Access to funds risk

     There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 14 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined under "The account value."

Transfer risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing account value") and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

     Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distribtuions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment," which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, request a BSI increase, withdraw account value, or transfer account value between investment options. We reserve the right to increase the premium sales charge beyond the level indicated in the Transaction Fees table in order to correspond with charges in state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

                       Transaction Fees
                       ----------------
                                          When Charge is
            Charge                           Deducted
            ------                        --------------
 Premium sales charge               Upon payment of
                                    premium
 Maximum contingent deferred        Upon surrender of
 sales charge (CDSC)                policy within the period
                                    stated

                                    Upon reduction of Basic
                                    Sum Insured as a result
                                    of a partial withdrawal
 Maximum partial withdrawal         Upon making a partial
 charge                             withdrawal
 Maximum transfer charge            Upon each transfer into
                                    or out of a variable
                                    investment option
                                    beyond an annual limit
                                    of not less than 12

                                                                 Amount Deducted
                                                                 ---------------
            Charge                            Guaranteed Rate                          Current Rate
            ------                            ---------------                          ------------
 Premium sales charge               8% of any premium paid                  7% of any premium paid in
                                                                            policy years 1-10
                                                                            3% of any premium paid in
                                                                            policy year 11 and thereafter
 Maximum contingent deferred        100% of first year Target               100% of first year Target
 sales charge (CDSC)                Premium for surrenders in policy        Premium for surrenders in policy
                                    year 1(1)                               year 1(1)

                                    Pro rata portion of applicable          Pro rata portion of applicable
                                    CDSC                                    CDSC
 Maximum partial withdrawal         Lesser of 2% of withdrawal              Lesser of 2% of withdrawal
 charge                             value or $50                            value or $50
 Maximum transfer charge            $25 (currently $0)(2)                   $25 (currently $0)(2)

(1) The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The "Target Premium" for each policy year is determined at the time the policy is ussed and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2) This charge is not currently imposed, but we reserve the right to do so in the policy.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

     Periodic Charges Other Than Fund Operating Expenses
     ---------------------------------------------------
                                           When Charge is
             Charge                           Deducted
             ------                        --------------
 Insurance charge(1)
  Minimum charge                      Monthly
  Maximum charge                      Monthly
  Charge for representative           Monthly
  insured persons
  Maximum issue charge(2)             Monthly
  Maintenance charge                  Monthly
  Asset-based risk charge(3)          Monthly
  Per thousand TSI charge(4)          Monthly
  Maximum policy loan interest        Accrues daily Payable
  rate(5)                             annually

                                                                   Amount Deducted
                                                                   ---------------
             Charge                             Guaranteed Rate                          Current Rate
             ------                             ---------------                          ------------
 Insurance charge(1)
  Minimum charge                      $0.0001 per $1,000 of AAR               $0.0001 per $1,000 of AAR
  Maximum charge                      $83.33 per $1,000 of AAR                $83.33 per $1,000 of AAR
  Charge for representative           $0.003 per $1,000 of AAR                $0.003 per $1,000 of AAR
  insured persons
  Maximum issue charge(2)             2% of Target Premium                    2% of Target Premium
  Maintenance charge                  $   20                                  $   12
  Asset-based risk charge(3)          .07% of the first $25,000 of            .05% of the first $25,000 of
                                      separate account assets in all          separate account assets in all
                                      policy years; .07% of separate          policy years; .05% of separate
                                      account assets in excess of             account assets in excess of
                                      $25,000 in policy years 1-5, and        $25,000 in policy years 1-5, and
                                      .03% in policy years 6 and              .02% in policy years 6-10, and
                                      thereafter                              0% in policy years 11 and
                                                                              thereafter
  Per thousand TSI charge(4)          $0.04 per $1,000 of Total Sum           $0.04 per $1,000 of Total Sum
                                      Insured                                 Insured
  Maximum policy loan interest        3.75%                                   3.75%
  rate(5)

(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in the 25th policy year for a $500,000 policy issued to cover two 85 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge". The "representative insured persons" referred to in the table are a 50 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2) The issue charge varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.

(3) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

(4) This charge is determined by multiplying the Total Sum Insured by the applicable rate. We currently expect to cease making this charge after the tenth policy year, but that is not guaranteed.

(5) 3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and no more than 3.25% thereafter. Under our current rules, the effective annual interest rate after policy year 20 is 3.0%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                          Rider Charges
                          -------------
                                                    When Charge is
                    Charge                             Deducted
                    ------                          --------------
 Enhanced Cash Value Rider                         Upon payment
                                                   of premium
 Policy Split Option Rider                         Monthly
  Minimum charge                                   Monthly
  Maximum charge                                   Monthly
  Charge for representative insured persons        Monthly

                    Charge                                                  Amount Deducted
                    ------                                                  ---------------
 Enhanced Cash Value Rider                         4% of all premiums paid in the first two policy years up to the
                                                   Target Premium
 Policy Split Option Rider                         3(cent) per $1,000 of current Total Sum Insured
  Minimum charge                                   $0.004 per $1,000 of Term Death Benefit
  Maximum charge                                   $0.02 per $1,000 of Term Death Benefit
  Charge for representative insured persons        $0.005 per $1,000 of Term Death Benefit

(1) The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

         Total Annual Portfolio Operating Expenses           Minimum   Maximum
         -----------------------------------------           -------   -------
Range of expenses, including management fees, distribution
and/or service (12b-1) fees, and other expenses               0.49%     1.49%

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                                 Management        12b-1          Other              Total
Portfolio                                           Fees            Fees        Expenses        Annual Expenses
------------------------------------------      ------------      -------      ----------      ----------------
 Science & TechnologyA ...................         1.05%           0.00%        0.10%                1.15%
 Emerging Markets ValueC .................         0.96%           0.00%        0.16%                1.12%
 Pacific Rim .............................         0.80%           0.00%        0.21%                1.01%
 Health SciencesA ........................         1.05%           0.00%        0.09%                1.14%
 Emerging GrowthB ........................         0.80%           0.00%        0.69%                1.49%
 Small Cap Growth ........................         1.07%           0.00%        0.08%                1.15%
 Emerging Small CompanyD .................         0.97%           0.00%        0.06%                1.03%
 Small Cap ...............................         0.85%           0.00%        0.05%                0.90%
 Small Cap Index .........................         0.48%           0.00%        0.04%                0.52%
 Dynamic GrowthD .........................         0.90%           0.00%        0.06%                0.96%
 Mid Cap Stock ...........................         0.84%           0.00%        0.04%                0.88%
 Natural Resources .......................         1.00%           0.00%        0.06%                1.06%
 All Cap Growth ..........................         0.85%           0.00%        0.05%                0.90%
 Financial Services ......................         0.82%           0.00%        0.04%                0.86%
 International Opportunities .............         0.89%           0.00%        0.11%                1.00%
 International Small Cap .................         0.92%           0.00%        0.19%                1.11%
 International Equity Index BB/E .........         0.54%           0.00%        0.04%                0.58%
 Overseas EquityD ........................         0.99%           0.00%        0.13%                1.12%

                                                 Management        12b-1          Other              Total
Portfolio                                           Fees            Fees        Expenses        Annual Expenses
------------------------------------------      ------------      -------      ----------      ----------------
 American InternationalF .................         0.50%           0.60%        0.08%                1.18%
 International Value .....................         0.82%           0.00%        0.11%                0.93%
 International Core ......................         0.89%           0.00%        0.10%                0.99%
 Quantitative Mid Cap ....................         0.74%           0.00%        0.13%                0.87%
 Mid Cap Index ...........................         0.48%           0.00%        0.04%                0.52%
 Mid Cap IntersectionC ...................         0.87%           0.00%        0.07%                0.94%
 GlobalB .................................         0.82%           0.00%        0.14%                0.96%
 Capital Appreciation ....................         0.75%           0.00%        0.03%                0.78%
 American GrowthF ........................         0.32%           0.60%        0.05%                0.97%
 U.S. Global Leaders Growth ..............         0.69%           0.00%        0.03%                0.72%
 Quantitative All Cap ....................         0.71%           0.00%        0.05%                0.76%
 All Cap Core ............................         0.78%           0.00%        0.05%                0.83%
 Total Stock Market Index ................         0.49%           0.00%        0.03%                0.52%
 Blue Chip GrowthA .......................         0.81%           0.00%        0.02%                0.83%
 U.S. Large Cap ..........................         0.83%           0.00%        0.04%                0.87%
 Core Equity .............................         0.78%           0.00%        0.05%                0.83%
 Large Cap ValueD ........................         0.82%           0.00%        0.06%                0.88%
 Classic Value ...........................         0.80%           0.00%        0.11%                0.91%
 Utilities ...............................         0.83%           0.00%        0.12%                0.95%
 Real Estate Securities ..................         0.70%           0.00%        0.03%                0.73%
 Small Cap Opportunities .................         0.99%           0.00%        0.03%                1.02%
 Small Cap Value .........................         1.06%           0.00%        0.05%                1.11%
 Small Company ValueA ....................         1.02%           0.00%        0.04%                1.06%
 Special ValueD/E ........................         0.97%           0.00%        0.07%                1.04%
 Mid ValueA ..............................         0.98%           0.00%        0.08%                1.06%
 Mid Cap Value ...........................         0.86%           0.00%        0.04%                0.90%
 Value ...................................         0.74%           0.00%        0.05%                0.79%
 All Cap Value ...........................         0.82%           0.00%        0.05%                0.87%
 Growth & Income .........................         0.67%           0.00%        0.01%                0.68%
 500 Index BB ............................         0.46%           0.00%        0.03%                0.49%
 Fundamental Value .......................         0.77%           0.00%        0.04%                0.81%
 U.S. Core ...............................         0.76%           0.00%        0.06%                0.82%
 Large CapD ..............................         0.72%           0.00%        0.04%                0.76%
 Quantitative Value ......................         0.68%           0.00%        0.05%                0.73%
 American Growth-IncomeF .................         0.27%           0.60%        0.04%                0.91%
 Equity-IncomeA ..........................         0.81%           0.00%        0.03%                0.84%
 American Blue Chip Income & GrowthF .....         0.42%           0.60%        0.05%                1.07%
 Income & Value ..........................         0.79%           0.00%        0.07%                0.86%
 Managed .................................         0.69%           0.00%        0.03%                0.72%
 PIMCO VIT All AssetG ....................         0.79%           0.25%        0.45%                1.49%
 Global Allocation .......................         0.85%           0.00%        0.13%                0.98%
 High Yield ..............................         0.66%           0.00%        0.05%                0.71%
 U.S. High Yield Bond ....................         0.73%           0.00%        0.06%                0.79%
 Strategic Bond ..........................         0.68%           0.00%        0.07%                0.75%
 Strategic Income ........................         0.71%           0.00%        0.10%                0.81%
 Global Bond .............................         0.70%           0.00%        0.10%                0.80%
 Investment Quality Bond .................         0.60%           0.00%        0.07%                0.67%
 Total Return ............................         0.70%           0.00%        0.06%                0.76%
 American BondF ..........................         0.41%           0.60%        0.04%                1.05%

                                                 Management        12b-1          Other              Total
Portfolio                                           Fees            Fees        Expenses        Annual Expenses
------------------------------------------      ------------      -------      ----------      ----------------
 Real Return BondH .......................         0.70%           0.00%        0.07%                0.77%
 Bond Index BB ...........................         0.47%           0.00%        0.06%                0.53%
 Core Bond ...............................         0.67%           0.00%        0.12%                0.79%
 Active Bond .............................         0.60%           0.00%        0.04%                0.64%
 U.S. Government SecuritiesD .............         0.61%           0.00%        0.08%                0.69%
 Short-Term Bond .........................         0.58%           0.00%        0.04%                0.62%
 Money Market BB .........................         0.50%           0.00%        0.01%                0.51%
 Lifestyle AggressiveE ...................         0.94%           0.00%        0.02%                0.96%
 Lifestyle GrowthE .......................         0.91%           0.00%        0.01%                0.92%
 Lifestyle BalancedE .....................         0.88%           0.00%        0.01%                0.89%
 Lifestyle ModerateE .....................         0.85%           0.00%        0.02%                0.87%
 Lifestyle ConservativeE .................         0.82%           0.00%        0.02%                0.84%

A The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

The percentage reduction will be as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

B The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses". A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, Bond Index B, Emerging Growth, Money Market B, and Global portfolios would be 0.31%, 0.22%, 0.19%, 0.36%, 0.27%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, 0.25%, 1.05%, 0.28%, and 0.96% respectively.

C For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

D The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

E The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.57%, 1.02%, 0.06, 0.05%, 0.06%, 0.05%, and 0.06%, respectively.

F The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information please refer to the prospectus for the underlying portfolios.

G "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

H The portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolio.

                              DETAILED INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds", which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

 Portfolio                            Portfolio Manager
=========================            ====================================
 Science & Technology                T. Rowe Price Associates, Inc. and
                                     RCM Capital Management LLC
 Emerging Markets Value               Dimensional Fund Advisors
 Pacific Rim                         MFC Global Investment
                                     Management (U.S.A.) Limited
 Health Sciences                      T. Rowe Price Associates, Inc.
 Emerging Growth                     MFC Global Investment
                                     Management (U.S.), LLC
 Small Cap Growth                     Wellington Management Company,
                                     LLP
 Emerging Small Company              RCM Capital Management LLC
 Small Cap                            Independence Investments LLC
 Small Cap Index                     MFC Global Investment
                                     Management (U.S.A.) Limited
 Dynamic Growth                       Deutsche Investment Management
                                     Americas, Inc.
 Mid Cap Stock                       Wellington Management Company,
                                     LLP
 Natural Resources                    Wellington Management Company,
                                     LLP

 Portfolio                            Investment Description
=========================            ===============================================================
 Science & Technology                Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stocks of companies expected to benefit from the
                                     development, advancement, and use of science and
                                     technology. Current income is incidental to the portfolio's objective.
 Emerging Markets Value               Seeks long-term capital appreciation by investing at least
                                     80% of its net assets in companies associated with
                                     emerging markets.
 Pacific Rim                         Seeks long-term growth of capital by investing in a
                                     diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                                     domiciled in countries in the Pacific Rim region.
 Health Sciences                      Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stocks of companies engaged in the research, development,
                                     production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth                     Seeks superior long-term rates of return through capital
                                     appreciation by investing, under normal circumstances,
                                     primarily in high quality securities and convertible
                                     instruments of small-cap U.S. companies.
 Small Cap Growth                     Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in small-cap
                                     companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company              Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stock equity securities of companies with market
                                     capitalizations that approximately match the range of
                                     capitalization of the Russell 2000 Index* at the time of
                                     purchase.
 Small Cap                            Seeks maximum capital appreciation consistent with
                                     reasonable risk to principal by investing, under normal
                                     market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                                     under $2 billion.
 Small Cap Index                     Seeks to approximate the aggregate total return of a small-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the Russell 2000 Index.*
 Dynamic Growth                       Seeks long-term growth of capital by investing in stocks
                                     and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                       Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                                     capital appreciation potential.
 Natural Resources                    Seeks long-term total return by investing, under normal
                                     market conditions, primarily in equity and equity-related
                                     securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      ======================================
 All Cap Growth                      AIM Capital Management, Inc.
 Financial Services                   Davis Selected Advisers, L.P.
 International Opportunities         Marsico Capital Management, LLC
 International Small Cap              Templeton Investment Counsel, LLC
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 American International              Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 International Value                  Templeton Investment Counsel, LLC
 International Core                  Grantham, Mayo, Van Otterloo & Co. LLC

 Portfolio                            Investment Description
===============================      ===============================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Opportunities         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S.,
                                     which have total stock market capitalization or annual
                                     revenues of $4 billion or less.
 International Equity Index B        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
 American International              Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                     Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                     States.
 International Value                  Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
 International Core                  Seeks high total return by investing typically in a
                                     diversified portfolio of equity investments from developed markets other than the U.S.

 Portfolio                            Portfolio Manager
=============================        ====================================
 Quantitative Mid Cap                MFC Global Investment
                                     Management (U.S.A.) Limited
 Mid Cap Index                        MFC Global Investment
                                     Management (U.S.A.) Limited
 Mid Cap Intersection                Wellington Management Company,
                                     LLP
 Global                               Templeton Global Advisors Limited
 Capital Appreciation                Jennison Associates LLC
 American Growth                      Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 U.S. Global Leaders Growth          Sustainable Growth Advisers, L.P.
 Quantitative All Cap                 MFC Global Investment
                                     Management (U.S.A.) Limited
 All Cap Core                        Deutsche Investment Management
                                     Americas Inc.
 Total Stock Market Index             MFC Global Investment
                                     Management (U.S.A.) Limited
 Blue Chip Growth                    T. Rowe Price Associates, Inc.

 Portfolio                            Investment Description
=============================        ================================================================
 Quantitative Mid Cap                Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its total assets
                                     (plus any borrowings for investment purposes) in U.S. mid-
                                     cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                        Seeks to approximate the aggregate total return of a mid-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Intersection                Seeks long-term growth of capital by investing in equity
                                     securities of medium size companies with significant
                                     capital appreciation potential.
 Global                               Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in equity
                                     securities of companies located anywhere in the world,
                                     including emerging markets.
 Capital Appreciation                Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                     subadviser believes have above-average growth prospects.
                                     These companies are generally medium-to-large
                                     capitalization companies.
 American Growth                      Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                     Series. The Growth Fund invests primarily in common
                                     stocks of companies that appear to offer superior
                                     opportunities for growth of capital. The Growth Fund may
                                     also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                     included in the S&P 500 Index*.
 U.S. Global Leaders Growth          Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in common stocks of
                                     "U.S. Global Leaders".
 Quantitative All Cap                 Seeks long-term growth of capital by investing, under
                                     normal circumstances, primarily in equity securities of U.S.
                                     companies. The portfolio will generally focus on equity
                                     securities of U.S. companies across the three market
                                     capitalization ranges of large, mid and small.
 All Cap Core                        Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                     Russell 3000 Index*.
 Total Stock Market Index             Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index by attempting to track
                                     the performance of the Dow Jones Wilshire 5000 Index*.
 Blue Chip Growth                    Seeks to achieve long-term growth of capital (current
                                     income is a secondary objective) by investing, under
                                     normal market conditions, at least 80% of the portfolio's
                                     total assets in the common stocks of large and medium-
                                     sized blue chip growth companies.

 Portfolio                            Portfolio Manager
==========================           =====================================
 U.S. Large Cap                      Capital Guardian Trust Company
 Core Equity                          Legg Mason Capital Management, Inc.
 Large Cap Value                     Blackrock Investment Management, LLC
 Classic Value                        Pzena Investment Management, LLC
 Utilities                           Massachusetts Financial Services
                                     Company
 Real Estate Securities               Deutsche Investment Management
                                     Americas, Inc.
 Small Cap Opportunities             Munder Capital Management
 Small Cap Value                      Wellington Management Company, LLP
 Small Company Value                 T. Rowe Price Associates, Inc.
 Special Value                        ClearBridge Advisors, LLC

 Portfolio                            Investment Description
==========================           ===============================================================
 U.S. Large Cap                      Seeks long-term growth of capital and income by investing
                                     the portfolio's assets, under normal market conditions,
                                     primarily in equity and equity-related securities of
                                     companies with market capitalization greater than $500
                                     million.
 Core Equity                          Seeks long-term capital growth by investing, under normal
                                     market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                     The subadviser seeks to purchase securities at large
                                     discounts to the subadviser's assessment of their intrinsic value.
 Large Cap Value                     Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in a diversified
                                     portfolio of equity securities of large-cap companies
                                     located in the U.S.
 Classic Value                        Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                           Seeks capital growth and current income (income above
                                     that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                     domestic and foreign companies in the utilities industry.
 Real Estate Securities               Seeks to achieve a combination of long-term capital
                                     appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Small Cap Opportunities             Seeks long-term capital appreciation by investing, under
                                     normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Cap Value                      Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                     appreciation.
 Small Company Value                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in small companies
                                     whose common stocks are believed to be undervalued.
                                     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                     investment purposes) in companies with market
                                     capitalizations that do not exceed the maximum market
                                     capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value                        Seeks long-term capital growth by investing, under normal
                                     circumstances, at least 80% of its net assets in common
                                     stocks and other equity securities of companies whose
                                     market capitalization at the time of investment is not
                                     greater than the market capitalization of companies in the
                                     Russell 2000 Value Index*.

 Portfolio                            Portfolio Manager
=========================            ==================================
 Mid Value                           T. Rowe Price Associates, Inc.
 Mid Cap Value                        Lord, Abbett & Co. LLC
 Value                               Van Kampen
 All Cap Value                        Lord, Abbett & Co. LLC
 Growth & Income                     Independence Investments LLC
 500 Index B                          MFC Global Investment
                                     Management (U.S.A.) Limited
 Fundamental Value                   Davis Selected Advisers, L.P.
 U.S. Core                            Grantham, Mayo, Van Otterloo &
                                     Co. LLC
 Large Cap                           UBS Global Asset Management
                                     (Americas) Inc.
 Quantitative Value                   MFC Global Investment
                                     Management (U.S.A.) Limited
 American Growth-Income              Capital Research and Management
                                     Company (adviser to the American
                                     Funds Insurance Series)

 Portfolio                            Investment Description
=========================            ===============================================================
 Mid Value                           Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in a diversified mix of common stocks of mid-size U.S. companies that are
                                     believed to be undervalued by various measures and offer
                                     good prospects for capital appreciation.
 Mid Cap Value                        Seeks capital appreciation by investing, under normal
                                     market conditions, at least 80% of the portfolio's net assets
                                     (plus any borrowings for investment purposes) in mid-sized companies.
 Value                               Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                                     with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value                        Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                                     ranges that the subadviser believes are undervalued.
 Growth & Income                     Seeks income and long-term capital appreciation by
                                     investing, under normal market conditions, primarily in a
                                     diversified mix of common stocks of large U.S. companies.
 500 Index B                          Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index by attempting to track
                                     the performance of the S&P 500 Composite Stock Price
                                     Index.*
 Fundamental Value                   Seeks growth of capital by investing, under normal market
                                     conditions, primarily in common stocks of U.S. companies
                                     with market capitalizations of at least $10 billion. The
                                     portfolio may also invest in U.S. companies with smaller
                                     capitalizations.
 U.S. Core                            Seeks a high total return by investing primarily in
                                     investments tied economically to the U.S., including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                                     characteristics similar to companies that issue stocks
                                     included in the Index.
 Large Cap                           Seeks to maximize total return, consisting of capital
                                     appreciation and current income, by investing, under
                                     normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                                     securities of U.S. large-cap companies.
 Quantitative Value                   Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth-Income              Seeks to make the shareholders' investment grow and
                                     provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                                     Growth-Income Fund, a series of American Funds
                                     Insurance Series. The Growth-Income Fund invests
                                     primarily in common stocks or other securities which
                                     demonstrate the potential for appreciation and/or dividends

 Portfolio                            Portfolio Manager
==================================   ==================================
 Equity-Income                       T. Rowe Price Associates, Inc.
 American Blue Chip Income            Capital Research and Management
 and Growth                          Company (adviser to the American
                                     Funds Insurance Series)
 Income & Value                      Capital Guardian Trust Company
 Managed                              Grantham, Mayo, Van Otterloo &
                                     Co. LLC and Declaration
                                     Management & Research LLC
 PIMCO VIT All Asset Portfolio       Pacific Investment Management
 (a series of the PIMCO Variable     Company, LLC
 Insurance Trust) (only Class M
 is available for sale)
 Global Allocation                    UBS Global Asset Management
                                     (Americas) Inc.
 High Yield                          Western Asset Management
                                     Company
 U.S. High Yield Bond                 Wells Capital Management,
                                     Incorporated
 Strategic Bond                      Western Asset Management
                                     Company
 Strategic Income                     MFC Global Investment
                                     Management (U.S.) LLC

 Portfolio                            Investment Description
==================================   ===============================================================
 Equity-Income                       Seeks to provide substantial dividend income and also long-
                                     term capital appreciation by investing primarily in
                                     dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                     dividends and capital appreciation.
 American Blue Chip Income            Seeks to produce income exceeding the average yield on
 and Growth                          U.S. stocks generally and to provide an opportunity for
                                     growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                     of American Funds Insurance Series. The Blue Chip
                                     Income and Growth Fund invests primarily in common
                                     stocks of larger, more established companies based in the
                                     U.S. with market capitalizations of $4 billion and above.
 Income & Value                      Seeks the balanced accomplishment of (a) conservation of
                                     principal and (b) long-term growth of capital and income
                                     by investing the portfolio's assets in both equity and fixed-
                                     income securities. The subadviser has full discretion to
                                     determine the allocation between equity and fixed income
                                     securities.
 Managed                              Seeks income and long-term capital appreciation by
                                     investing primarily in a diversified mix of common stocks
                                     of large U.S. companies and bonds with an overall
                                     intermediate term average maturity.
 PIMCO VIT All Asset Portfolio       The portfolio invests primarily in a diversified mix of (a)
 (a series of the PIMCO Variable     common stocks of large and mid-sized U.S. companies, and
 Insurance Trust) (only Class M      (b) bonds with an overall intermediate term average
 is available for sale)              maturity.
 Global Allocation                    Seeks total return, consisting of long-term capital
                                     appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                     outside the U.S.
 High Yield                          Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                     including corporate bonds and other fixed-income
                                     securities.
 U.S. High Yield Bond                 Seeks total return with a high level of current income by
                                     investing, under normal market conditions, primarily in
                                     below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                     preferred and other convertible securities and bank loans.
 Strategic Bond                      Seeks a high level of total return consistent with
                                     preservation of capital by investing at least 80% of its net assets in fixed income securities.
 Strategic Income                     Seeks a high level of current income by investing, under
                                     normal market conditions, primarily in foreign government
                                     and corporate debt securities from developed and emerging
                                     markets, U.S. Government and agency securities, and U.S.
                                     high yield bonds.

 Portfolio                            Portfolio Manager
=============================        ==================================
 Global Bond                         Pacific Investment Management
                                     Company, LLC
 Investment Quality Bond              Wellington Management Company,
                                     LLP
 Total Return                        Pacific Investment Management
                                     Company, LLC
 American Bond                        Capital Research and Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 Real Return Bond                    Pacific Investment Management
                                     Company, LLC
 Bond Index B                         Declaration Management &
                                     Research LLC
 Core Bond                           Wells Capital Management,
                                     Incorporated
 Active Bond                          Declaration Management &
                                     Research LLC and MFC Global
                                     Investment Management (U.S.),
                                     LLC
 U.S. Government Securities          Western Asset Management
                                     Company
 Short-Term Bond                      Declaration Management &
                                     Research LLC

 Portfolio                            Investment Description
=============================        ===============================================================
 Global Bond                         Seeks to realize maximum total return, consistent with
                                     preservation of capital and prudent investment
                                     management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                                     may be denominated in non-U.S. currencies or in U.S.
                                     dollars.
 Investment Quality Bond              Seeks a high level of current income consistent with the
                                     maintenance of principal and liquidity, by investing in a
                                     diversified portfolio of investment grade bonds.
                                     Investments will tend to focus on corporate bonds and U.S.
                                     Government bonds with intermediate to longer term
                                     maturities.
 Total Return                        Seeks to realize maximum total return, consistent with
                                     preservation of capital and prudent investment
                                     management, by investing, under normal market
                                     conditions, at least 65% of the portfolio's assets in a
                                     diversified portfolio of fixed income securities of varying maturities.
 American Bond                        Seeks to maximize current income and preserve capital by
                                     investing all of its assets in the master fund, Class 2 Shares of the Bond Fund, a series of the American Funds Insurance
                                     Series. The Bond Fund normally invests at least 80% of its assets in bonds.
 Real Return Bond                    Seeks maximum return, consistent with preservation of
                                     capital and prudent investment management, by investing,
                                     under normal market conditions, at least 80% of its net
                                     assets in inflation-indexed bonds of varying maturities
                                     issued by the U.S. and non-U.S. governments and by
                                     corporations.
 Bond Index B                         Seeks to track the performance of the Lehman Brothers
                                     Aggregate Index** (which represents the U.S. investment
                                     grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Brothers Aggregate Index.
 Core Bond                           Seeks total return consisting of income and capital
                                     appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities
                                     including U.S. Government obligations, corporate bonds,
                                     mortgage-backed and other asset backed securities and
                                     money market instruments.
 Active Bond                          Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities          Seeks a high level of current income consistent with
                                     preservation of capital and maintenance of liquidity, by
                                     investing in debt obligations and mortgage-backed
                                     securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                     securities.
 Short-Term Bond                      Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.

 Portfolio                            Portfolio Manager
=========================            =============================
 Money Market B                      MFC Global Investment
                                     Management (U.S.A.) Limited
 Lifestyle Aggressive                 MFC Global Investment
                                     Management (U.S.A.) Limited
 Lifestyle Growth                    MFC Global Investment
                                     Management (U.S.A.) Limited
 Lifestyle Balanced                   MFC Global Investment
                                     Management (U.S.A.) Limited
 Lifestyle Moderate                  MFC Global Investment
                                     Management (U.S.A.) Limited
 Lifestyle Conservative               MFC Global Investment
                                     Management (U.S.A.) Limited

 Portfolio                            Investment Description
=========================            =============================================================
 Money Market B                      Seeks maximum current income consistent with
                                     preservation of principal and liquidity by investing in high quality money market instruments.
 Lifestyle Aggressive                 Seeks to provide long-term growth of capital (current
                                     income is not a consideration) by investing 100% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in equity securities.
 Lifestyle Growth                    Seeks to provide long-term growth of capital with
                                     consideration also given to current income by investing
                                     approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                     income securities and approximately 80% of its assets in
                                     other portfolios of the Trust, which invest primarily in
                                     equity securities.
 Lifestyle Balanced                   Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in fixed income securities and
                                     approximately 60% of its assets in other portfolios of the
                                     Trust which invest primarily in equity securities.
 Lifestyle Moderate                  Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in fixed income securities and
                                     approximately 40% of its assets in other portfolios of the
                                     Trust which invest primarily in equity securities.
 Lifestyle Conservative               Seeks to provide a high level of current income with some
                                     consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                     income securities and approximately 20% of its assets in
                                     other portfolios of the Trust, which invest primarily in
                                     equity securities.

* "S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 Value (Reg.
TM)," "Russell 3000 (Reg. TM)" and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion

     You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a subaccount.

     If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

     We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

     We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for contract owners) in proportion to the instructions so received.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the forgoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2006, John Hancock's assets were approximately $97 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

     We have received the following ratings from independent rating agencies:

     A++ A.M. Best Superior
Companies have a very strong ability to meet their obligations; 1st category of
15

     AA+ Fitch Ratings
Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

     AAA Standard & Poor's
Extremely strong financial security characteristics; 1st category of 8

     Aa2 Moody's
Excellent in financial strength; 2nd category of 9

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of John Hancock Variable Life Account S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S, a separate account operated by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of JHVLICO other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of JHVLICO's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

     Our obligations under any fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option - the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 (the "1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are "due" are referred to as "modal processing dates." The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement").

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see "Tax considerations"). Also, we may refuse to accept any amount of an additional premium if:

..    that amount of premium would increase our insurance risk exposure, and

..    the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

..    by wire or by exchange from another insurance company,

..    via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

..    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

..    The tax problem resolves itself prior to the date the refund is to be made;
     or

..    The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

     If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

     If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

     Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed death benefit feature

     This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB

Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined under "Procedures for issuance of a policy".)

     Your policy will show two types of GDB Premium (or such other types as permitted by your policy's state of issue):

..    5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

..    Lifetime GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Lifetime GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     The Lifetime GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called "guideline premium" for the policy as defined in section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see "The death benefit" below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any "due date" calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

     If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

     If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, "Lapse and reinstatement" above.

The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

..    Option A - The death benefit will equal the greater of (1) the Total Sum
     Insured or (2) the minimum insurance amount (as described below).

..    Option B - The death benefit will equal the greater of (1) the Total Sum
     Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of the issue charge deducted from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The "age 100 adjustment date" is defined under "When the younger insured person reaches 100"). Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

     Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations").

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

..    We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

..    The death benefit will become equal to the greater of the following:

..    the account value on the date of death, and

..    the lesser of (i) the Basic Sum Insured plus the account value on the date of death, and (ii) the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person.

Death benefit Options A and B (as described above) will all cease to apply. If the guaranteed death benefit feature is in effect on the policy anniversary nearest the 100th birthday of the younger insured person, the death benefit as described above will be guaranteed not to lapse.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of certain policy transactions" below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

     After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

..    the remaining Basic Sum Insured will be at least $250,000, and

..    the remaining Additional Sum Insured will not exceed 800% of the Basic Sum
     Insured, and

..    the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to increase pursuant to the optional extra death benefit feature. As to when any reduction in Total Sum Insured would take effect, see "Effective date of certain policy transactions" below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge").

Change of death benefit option

     You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

     Please read "The minimum insurance amount" for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

..    Total Sum Insured decreases

..    Additional Sum Insured increases

     A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

     Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at this time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments." We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments.")

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of charges at the policy level." We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 pm. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in the fixed investment options will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed investment option, just call or write to us. Amounts you invest in a fixed investment options will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

     If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of a fixed investment option are currently subject to the following restrictions:

..    You can only make such a transfer once in each policy year.

..    Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

..    The most you can transfer at any one time is the greater of (i) $500, (ii)
     25% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment options after the second policy year.We also reserve the right to impose different restrictions on any additional fixed investment options that we may offer in the future.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt and less any CDSC that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value"). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "The death benefit"). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Deductions from account value").

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

..    We first determine the surrender value of your policy.

..    We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

..    We then multiply the resulting amount by .75% in policy years 1 through 10,
     .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

..    We then subtract the third item above from the result of the second item above.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.50% in policy years 11 through 20, and 3.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

     You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

..    The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

..    The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of charges at the policy level

Deductions from premium payments

..    Premium sales charge - A charge to help defray our sales costs. The charge is a percentage of the premiums you pay. The percentage is currently 7% for policy year 1-10 and 3% thereafter. The percentage is guaranteed never exceed 8% for any policy year.

..    Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to4% of premium paid in the first two policy years up to one Target Premium.

Deductions from account value

..    Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs, equal to 2 % of the "Target Premium" and will be the same regardless of the amount of premium actually paid. The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

..    Per Thousand TSI charge - A monthly charge to hlep defray our sales and administrative costs, currently equal to $0.035 per thousand of Total Sum Insured for the first 10 policy years. The guaranteed charge is $0.035 per thousand of Total Sum Insured in every year.

..    Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge currently equal to $12 per month (guaranteed amount of $20 per month) in all policy years.

..    Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time.
     However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person`s attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date). The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "The Death Benefit").

..    Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

..    Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed .067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05% for policy years 1 through 5, .021% for policy years 6 through 10, and 0% for policy years 11 and thereafter. This charge does not apply to the fixed investment option.

..    Optional benefits charge - Monthly charges for certain optional insurance benefits. The riders we currently offer are described under "Optional benefit riders you can add."

..    Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that does not exceed the first year Target Premium, as shown in the following table:

                                Percentage of
Policy Year(s)                 PremiumsReceived
------------------------      -----------------
  1 ....................             100%
  2 ....................              93%
  3 ....................              86%
  4 ....................              79%
  5 ....................              71%
  6 ....................              64%
  7 ....................              57%
  8 ....................              50%
  9 ....................              43%
  10 ...................              36%
  11 ...................              29%
  12 ...................              21%
  13 ...................              14%
  14 ...................               7%
  15 and later .........               0%

     The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see "Partial withdrawals").

..    Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of charges at the policy level.") The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Method of deduction

     Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

..    Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

..    Enhanced Cash Value Rider - While this rider is in effect, we will pay an
     Enhanced Cash Value Benefit in addition to the policy surrender value if:

..    you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

..    the surrender is not the result of an exchange under Section 1035 of the
     Internal Revenue Code,

     The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, under "Deductions from account value."

     The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

..    Four Year Term Rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.


Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes." No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards."

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

     The Minimum Initial Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

..    The policy is delivered to and received by the applicant.

..    The Minimum Initial Premium is received by us.

..    Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

..    Changes necessary to comply with or obtain or continue exemptions under the
     Federal securities laws

..    Combining or removing investment options

..    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term "you" appears in this prospectus, we've assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

..    Determine when and how much you invest in the various investment options

..    Borrow or withdraw amounts you have in the investment options

..    Change the beneficiary who will receive the death benefit

..    Change the amount of insurance

..    Turn in (i.e., "surrender") the policy for the full amount of its surrender value

..    Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

..    JHVLICO at one of the addresses shown on the back cover of this prospectus,
     or

..    the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    loans

     .    surrenders or partial withdrawals

     .    change of death benefit option

     .    increase or decrease in Total Sum Insured

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and facsimile transactions" below):

     .    transfers of account value among investment options

     . change of allocation among investment options for new premium payments.

     You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person`s death and related documentation to our Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

     If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing." These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard compensation. Through JH Distributors, JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed the following schedule: policy year 1, 125% of the premium paid up to the first tier and 8.0% of any excess premiums; policy years 2-5, 4.0% of the premium paid up to the first tier and 4.0% of any excess premiums; policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and policy years 11+, no commissions paid. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

Tax considerations

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our

"policy holder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment." We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds` prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

..    First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

..    Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

..    Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

..    is made on or after the date on which the policy owner attains age 591/2;

..    is attributable to the policy owner becoming disabled; or

..    is part of a series of substantially equal periodic payments for the life
     (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

     Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

               JHVLICO SERVICING OFFICE
               ------------------------

       Express Delivery              Mail Delivery
       ----------------              -------------
      Specialty Products             P.O. Box 192
  197 Clarendon Street, C-6        Boston, MA 02117
       Boston, MA 02117

            Phone:                       Fax:
            ------                       ----
        1-800-521-1234               617-572-7008

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782 1933 Act File No. 333-55172

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
          John Hancock Variable Life Separate Account S ("Registrant")

                      Interests are made available under


                PERFORMANCE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life survivorship insurance policy issued by

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                          ("JHVLICO" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.




                               TABLE OF CONTENTS




Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           3
Principal Underwriter/Distributor ...................           3
Additional Information About Charges ................           4
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2006, John Hancock's assets were approximately $97 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.


Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Variable Life Separate Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


Services

     Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by John Hancock Life Insurance Company, or other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.


Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.


Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, was the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus until May 1, 2006.

     The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 and 2004 was $92,499,000 and $92,336,000, respectively. Neither Signator nor JHD retained any of these amounts during such periods.

     The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed the following schedule: Policy year 1, 125% of the premium paid up to the first tier and 8.0% of any excess premiums; Policy years 2-5, 4.0% of the premium paid up to the first tier and 4.0% of any excess premiums; Policy years 6-10, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums; and Policy years 11+, No commissions paid. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   o Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   o Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   o Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.


Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.


Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2006 and 2005 and the Periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor Company)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2006 and 2005............... F-3

Consolidated Statements of Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company)
  and January 1, 2004 through April 28, 2004 (Predecessor Company)......... F-4

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company) and
  January 1, 2004 through April 28, 2004 (Predecessor Company)............. F-5

Consolidated Statements of Cash Flows for the years ended December 31,
  2006 and 2005, the periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor
  Company)................................................................. F-7

Notes to Consolidated Financial Statements................................. F-9

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the two years in the period ended December 31, 2006. We have also audited the consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the Company for the period April 29, 2004 through December 31, 2004 and for the predecessor company for the period January 1, 2004 through April 28, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for the year ended December 31, 2006 and 2005 and the period April 29, 2004 through
December 31, 2004, and the consolidated results of operations and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the accompanying financial statements, the Company has restated its financial statements for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004 and has restated the financial statements for the predecessor company for the period January 1, 2004 through April 28, 2004.

As discussed in Note 2 to the accompanying financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                              December 31,
                                                          --------------------
                                                             2006       2005
                                                          ---------  ---------
                                                                      Restated
                                                              (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value (cost: 2006 -
     $4,641.6; 2005 - $ 4,258.7)......................... $ 4,608.6  $ 4,231.5
Equity securities:
   Available-for-sale - at fair value (cost: 2006 -
     $145.2; 2005 - $ 36.1)..............................     158.1       36.2
Mortgage loans on real estate............................   1,056.2    1,137.5
Real estate..............................................     261.7      165.5
Policy loans.............................................     441.6      415.9
Other invested assets....................................     165.4      290.3
                                                          ---------  ---------
   Total Investments.....................................   6,691.6    6,276.9

Cash and cash equivalents................................     236.7      206.6
Accrued investment income................................      67.2       70.9
Goodwill.................................................     410.8      410.8
Value of business acquired...............................   1,299.0    1,323.2
Intangible assets........................................     213.8      216.5
Deferred policy acquisition costs........................     472.3      339.7
Reinsurance recoverable..................................     397.5      326.7
Other assets.............................................      11.8      182.6
Separate account assets..................................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Assets.......................................... $17,725.6  $16,850.8
                                                          =========  =========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits................................... $ 6,715.9  $ 6,346.7
Policyholders' funds.....................................      39.7        3.6
Unearned revenue.........................................     163.6      104.3
Unpaid claims and claim expense reserves.................      48.7       63.9
Dividends payable to policyholders.......................       1.3        0.9
Deferred income tax liability............................     463.4      414.6
Other liabilities........................................     234.4      336.3
Separate account liabilities.............................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Liabilities.....................................  15,591.9   14,767.2

Shareholder's Equity:

Common stock; $50 par value; 50,000 shares authorized
  and outstanding........................................       2.5        2.5
Additional paid in capital...............................   2,017.1    2,017.1
Retained earnings........................................     119.2       76.8
Accumulated other comprehensive (loss) income............      (5.1)     (12.8)
                                                          ---------  ---------
   Total Shareholder's Equity............................   2,133.7    2,083.6
                                                          ---------  ---------
   Total Liabilities and Shareholder's Equity............ $17,725.6  $16,850.8
                                                          =========  =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Revenues
   Premiums.................................................    $ 84.0       $ 80.8        $ 47.7           $ 24.0
   Universal life and investment-type product charges.......     292.8        275.4         172.6             82.1
   Net investment income....................................     358.2        343.3         203.9            112.9
   Net realized investment and other (losses) gains.........      (6.2)        11.0         (24.3)            (3.4)
   Investment management revenues, commissions and other
     fees...................................................     144.2        120.1          76.0             50.2
   Other revenue............................................        --          0.3            --              0.1
                                                                ------       ------        ------           ------
       Total revenues.......................................     873.0        830.9         475.9            265.9

Benefits and expenses
   Benefits to policyholders................................     437.9        419.7         225.6            131.0
   Other operating costs and expenses.......................     147.2        118.6          77.0             34.1
   Amortization of deferred policy acquisition costs and
     value of business acquired.............................      62.2         43.8          12.9             30.8
   Dividends to policyholders...............................      20.4         19.7          12.8              6.2
                                                                ------       ------        ------           ------
       Total benefits and expenses..........................     667.7        601.8         328.3            202.1
                                                                ------       ------        ------           ------
Income before income taxes and cumulative effect of
  accounting changes........................................     205.3        229.1         147.6             63.8
Income taxes................................................      67.9         74.3          50.6             20.8
                                                                ------       ------        ------           ------
Income before cumulative effect of accounting changes.......     137.4        154.8          97.0             43.0

Cumulative effect of accounting changes, net of tax.........        --           --            --             (3.0)
                                                                ------       ------        ------           ------
Net income..................................................    $137.4       $154.8        $ 97.0           $ 40.0
                                                                ======       ======        ======           ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                   Accumulated
                                                                                      Other         Total
                                                  Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                  Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                  ------ --------------- -------- ------------- ------------- -----------
                                                         (in millions, except for shares outstanding)         (thousands)
Predecessor Company
Balance at January 1, 2004 - As previously
  reported....................................... $ 2.5     $  572.4     $ 600.3     $ 77.6       $ 1,252.8       50.0
       Restatements..............................                           73.6                       73.6
                                                  -----     --------     -------     ------       ---------      -----
Balance at January 1, 2004 - Restated............ $ 2.5     $  572.4     $ 673.9     $ 77.6       $ 1,326.4       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           40.0                       40.0
       Other comprehensive income, net of
         tax:....................................
          Net unrealized gains ..................                                      11.2            11.2
                                                                                                  ---------
   Comprehensive income - Restated ..............                                                      51.2
                                                  -----     --------     -------     ------       ---------      -----
Balance at April 28, 2004 - Restated............. $ 2.5     $  572.4     $ 713.9     $ 88.8       $ 1,377.6       50.0
                                                  =====     ========     =======     ======       =========      =====
Acquisition by Manulife Financial
  Corporation Sale of shareholder's equity -
  Restated....................................... $(2.5)    $ (572.4)    $(713.9)    $(88.8)      $(1,377.6)     (50.0)
   Manulife Financial Corporation purchase
     price - Restated............................   2.5      1,977.4          --         --         1,979.9       50.0
                                                  -----     --------     -------     ------       ---------      -----
Company
Balance at April 29, 2004 - Restated............. $ 2.5     $1,977.4          --         --       $ 1,979.9       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           97.0                       97.0
       Other comprehensive income, net of
         tax:
          Net unrealized gains...................                                      33.4            33.4
                                                                                                  ---------
   Comprehensive income..........................                                                     130.4
                                                  -----     --------     -------     ------       ---------      -----
Balance at December 31, 2004 - Restated.......... $ 2.5     $1,977.4     $  97.0     $ 33.4       $ 2,110.3       50.0
                                                  =====     ========     =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                    AND COMPREHENSIVE INCOME - (CONTINUED)

                                                                                 Accumulated
                                                                                    Other         Total
                                                Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                ------ --------------- -------- ------------- ------------- -----------
                                                       (in millions, except for shares outstanding)         (thousands)
Company
Balance at January 1, 2005 - Restated..........  $2.5     $1,977.4     $  97.0     $ 33.4       $2,110.3       50.0

Manulife Financial Corporation purchase
  price reallocation...........................               39.7                                  39.7

   Comprehensive income:
       Net income - Restated...................                          154.8                     154.8
       Other comprehensive income, net
         of tax:
          Net unrealized losses................                                     (45.5)         (45.5)
          Net accumulated losses on
            cash flow hedges...................                                      (0.7)          (0.7)
                                                                                                --------
   Comprehensive income........................                                                    108.6

Dividends paid to Parent.......................                         (175.0)                   (175.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2005 - Restated........  $2.5     $2,017.1     $  76.8     $(12.8)      $2,083.6       50.0
                                                 ====     ========     =======     ======       ========       ====
   Comprehensive income:
       Net income..............................                          137.4                     137.4
       Other comprehensive income, net
         of tax:
          Net unrealized gains.................                                       7.2            7.2
          Net accumulated gains on cash
            flow hedges........................                                       0.5            0.5
                                                                                                --------
   Comprehensive income........................                                                    145.1

Dividends paid to Parent.......................                          (95.0)                    (95.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2006...................  $2.5     $2,017.1     $ 119.2     $ (5.1)      $2,133.7       50.0
                                                 ====     ========     =======     ======       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                  Company                  Predecessor Company
                                                                  ---------------------------------------  -------------------
                                                                                             Period from
                                                                                            April 29, 2004     Period from
                                                                   Year ended   Year ended     through       January 1, 2004
                                                                  December 31, December 31,  December 31,        through
                                                                      2006         2005          2004        April 28, 2004
                                                                  ------------ ------------ -------------- -------------------
                                                                                 Restated      Restated         Restated
                                                                                            (in millions)
Cash flows from operating activities:
   Net income....................................................  $   137.4    $   154.8      $  97.0           $  40.0
       Adjustments to reconcile net income to net cash
         provided by operating activities:
       Amortization of premium (discount) - fixed maturities.....       37.8         52.5         45.5              (4.6)
       Net realized investment and other losses (gains)..........        6.2        (11.0)        24.3               3.4
       Change in accounting principle............................         --           --           --               3.0
       Amortization of deferred acquisition costs................       36.9         (9.1)         3.6              30.5
       Amortization of value of business acquired................       25.3         52.9          9.3               0.3
       Capitalized deferred acquisition costs....................     (167.6)      (222.4)      (110.5)            (42.5)
       Depreciation and amortization.............................        5.9          2.5          2.8               0.5
       Decrease (increase) in accrued investment income..........        3.7         (5.3)        18.9             (13.5)
       Decrease (increase) other assets and other
         liabilities, net........................................       68.4         (4.6)        43.7             (44.0)
       Increase in policy liabilities and accruals, net..........      141.7        216.4        117.7               2.1
       Increase in deferred income tax liability.................       44.7        102.4         23.5               8.1
                                                                   ---------    ---------      -------           -------
       Net cash provided (used) by operating activities..........      340.4        329.1        275.8             (16.7)

Cash flows used in investing activities:
   Sales of:
       Fixed maturities available-for-sale.......................      865.0        589.8        208.5              88.8
       Equity securities available-for-sale......................        6.0        200.2         26.2              14.9
       Real estate...............................................        0.1          1.1           --               2.1
       Other invested assets.....................................      224.0        118.5         31.4               7.0
   Maturities, prepayments and scheduled redemptions of:
       Fixed maturities held-to-maturity.........................         --           --           --               0.5
       Fixed maturities available-for-sale.......................       97.6        163.8        175.0             105.6
       Mortgage loans on real estate.............................      169.2        185.5         53.6              26.2
   Purchases of:
       Fixed maturities available-for-sale.......................   (1,409.5)    (1,047.0)      (667.1)           (256.0)
       Equity securities available-for-sale......................     (110.5)      (141.3)       (14.2)            (17.9)
       Real estate...............................................      (99.7)      (151.6)          --              (0.1)
       Other invested assets.....................................      (83.1)       (29.2)       (23.9)           (199.6)
   Mortgage loans on real estate issued..........................      (94.2)      (272.5)      (161.3)            (60.0)
   Other, net....................................................      (18.6)       (47.7)         6.9             (75.2)
                                                                   ---------    ---------      -------           -------
       Net cash used in investing activities.....................  $  (453.7)   $  (430.4)     $(364.9)          $(363.7)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Cash flows from financing activities:
   Dividends paid to Parent.................................   $ (95.0)     $(175.0)           --                --
   Universal life and investment-type contract deposits.....     769.4        827.0         943.4             457.9
   Universal life and investment-type contract maturities
     and withdrawals........................................    (777.7)      (715.0)       (549.9)           (241.2)
   Net transfers to separate accounts from policyholders....     246.7        270.5        (140.1)             22.0
   Issuance of short-term debt..............................        --           --            --              88.0
   Repayment of short-term debt.............................        --           --         (80.0)             (8.0)
                                                               -------      -------       -------           -------
   Net cash provided by financing activities................     143.4        207.5         173.4             318.7
                                                               -------      -------       -------           -------
   Net increase (decrease) in cash and cash equivalents.....      30.1        106.2          84.3             (61.7)
Cash and cash equivalents at beginning of period............     206.6        100.4          16.1              77.8
                                                               -------      -------       -------           -------
Cash and cash equivalents at end of period..................   $ 236.7      $ 206.6       $ 100.4           $  16.1
                                                               =======      =======       =======           =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand. The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

    .  Refinement of policy liability valuation models; and

    .  Other refinement of fair values

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition and has been updated for the finalization of the purchase equation in the second quarter of 2005 (in millions):

                                                   Fair Value  Final Purchase
   As of April 28, 2004                As Reported Adjustments    Equation
   --------------------                ----------- ----------- --------------
   Assets
   Total investments..................  $ 5,572.4    $(20.1)     $ 5,552.3
   Goodwill...........................      410.8        --          410.8
   Value of business acquired.........    1,289.4      86.9        1,376.3
   Intangible assets..................      219.1        --          219.1
   Cash and cash equivalents..........       16.1        --           16.1
   Reinsurance recoverable, net.......      197.5        --          197.5
   Other assets acquired..............      290.6        --          290.6
   Separate account assets............    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total assets acquired..............  $14,834.7    $ 66.8      $14,901.5
                                        =========    ======      =========
   Liabilities:
   Policy liabilities.................  $ 5,335.3    $   --      $ 5,335.3
   Deferred tax liability - Restated..      303.2        --          303.2
   Other liabilities - Restated.......      377.5      27.1          404.6
   Separate accounts..................    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total liabilities assumed -
     Restated.........................  $12,854.8    $ 27.1      $12,881.9
                                        =========    ======      =========
   Net assets acquired - Restated.....  $ 1,979.9    $ 39.7      $ 2,019.6
                                        =========    ======      =========

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Summary of Significant Accounting Policies

Business

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006 and 2005 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2005 and for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004. There were three items requiring restatement as described below.

The Company has certain investments in its overall investment portfolio which at the time of the merger were determined to have characteristics which were not optimal for business segments in the asset/liability matching models and were more appropriately held in the surplus segment. The Company moved the investments from the business segments into the surplus segment replacing them with investments with characteristics more suited to the business requirements. During the realignment process, these assets were transferred in error from the Company to its parent company, John Hancock. The financial statements have been restated to reflect the after-tax increase in net investment income of $13.5 million and $5.5 million for the year ended December 31, 2005 and the period from April 29, 2004 through December 31, 2004, respectively.

In 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In 2006, the accounting treatment of this agreement was reviewed. The Company had been applying deposit method accounting to the agreement incorrectly. The financial statements have been restated to remove the deposit liability previously recorded for this reinsurance agreement. This adjustment decreased net income by $1.2 million, $1.8 million and $1.7 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Total shareholder's equity was increased by $73.6 million as of January 1, 2004.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following is a summary of the line items impacted by the Restatement for the 2005 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholders' Equity for the year ended December 31, 2005, the period from April 29 through December 31, 2004 and the period from January 1 through
April 28, 2004:

                                               Prior to
                                             Restatement* Adjustments Restated
                                             ------------ ----------- ---------
                                                      ($ in millions)
December 31, 2005
Accrued investment income...................  $    39.1     $ 31.8    $    70.9
Total assets................................   16,819.0       31.8     16,850.8
Deferred income tax liability...............      392.8       21.8        414.6
Other liabilities...........................      414.2      (77.9)       336.3
Total liabilities...........................   14,823.3      (56.1)    14,767.2
Additional paid in capital..................    1,945.2       71.9      2,017.1
Retained earnings...........................       60.8       16.0         76.8
Total shareholder's equity..................    1,995.7       87.9      2,083.6
Total liabilities and shareholder's equity..   16,819.0       31.8     16,850.8
                                              ---------     ------    ---------
December 31, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Retained earnings...........................       93.3        3.7         97.0
Total shareholder's equity..................    2,034.7       75.6      2,110.3
                                              ---------     ------    ---------
April 29, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Total shareholder's equity..................    1,908.0       71.9      1,979.9
                                              ---------     ------    ---------
April 28, 2004
Retained earnings...........................      642.0       71.9        713.9
Total shareholder's equity..................    1,305.7       71.9      1,377.6
                                              ---------     ------    ---------
January 1, 2004
Retained earnings...........................      600.3       73.6        673.9
Total shareholder's equity..................    1,252.8       73.6      1,326.4
                                              ---------     ------    ---------
For the year ended December 31, 2005
Net investment income.......................      320.8       22.5        343.3
Total revenue...............................      808.4       22.5        830.9
Benefits to policyholders...................      415.6        4.1        419.7
Other operating costs and expenses..........      120.8       (2.2)       118.6
Total benefits and expenses.................      599.9        1.9        601.8
Income before income taxes..................      208.5       20.6        229.1
Income taxes................................       66.0        8.3         74.3
Net income..................................      142.5       12.3        154.8
                                              ---------     ------    ---------
For the period from April 29, 2004 through
  December 31, 2004
Net investment income.......................      194.6        9.3        203.9
Total revenue...............................      466.6        9.3        475.9
Benefits to policyholders...................      220.1        5.5        225.6
Other operating costs and expenses..........       79.7       (2.7)        77.0
Total benefits and expenses.................      325.5        2.8        328.3
Income before income taxes..................      141.1        6.5        147.6
Income taxes................................       47.8        2.8         50.6
Net income..................................       93.3        3.7         97.0
                                              ---------     ------    ---------
For the period from January 1, 2004 through
  April 28, 2004
Benefits to policyholders...................      126.4        4.6        131.0
Other operating costs and expenses..........       36.1       (2.0)        34.1
Total benefits and expenses.................      199.5        2.6        202.1
Income before income taxes..................       66.4       (2.6)        63.8
Income taxes................................       21.7       (0.9)        20.8
Net income..................................       41.7       (1.7)        40.0
--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restatements - (continued)

In addition, the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004 have been restated to correct errors in the classification of the Company's cash flows for universal life and investment-type contract deposits and maturities and withdrawals. The cash flows were also restated for net transfers to separate accounts from policyholders. Previously, these cash flows were reflected in operating cash flows instead of the financing activities in the Consolidated Statements of Cash Flows. Universal life and investment-type contract deposits were increased by $827.0 million, $943.4 million and $457.9 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Universal life and investment-type contract maturities and withdrawals were increased by $715.0 million, $549.9 million and $241.2 million for the year ended
December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Net transfers to separate accounts from policyholders were $270.5 million, ($140.1) million and $22.0 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. The restatements do not have an impact on the Company's Consolidated Statements of Income, Consolidated Statements of Shareholder's Equity and Comprehensive Income, or total change in cash and cash equivalents on the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. In addition, they did not have an impact on the Consolidated Balance Sheets of December 31, 2005 and 2004.

Investments

The Company classifies its debt and equity investment securities into one category available-for-sale, and records these investments at fair value. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2006, the Company's DAC was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $36.9 million and $(9.1) million for the years ended December 31, 2006 and 2005 and was $3.6 million and $30.5 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 7 - Reinsurance below for additional disclosures regarding reinsurance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Goodwill and Other Intangible Assets.

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 - Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 - Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 2.0% to 6.4% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 8.5% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% and 2.5% of the Company's life insurance in-force at December 31, 2006 and 2005, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 - Income Taxes for additional disclosures on this topic

Cumulative Effect of Accounting Change

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. The standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is currently evaluating the impact SFAS 157 will have on its consolidated financial position or results of operations.

   United States Securities and Exchange Commission Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108")

The SEC staff published SAB 108 on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, SEC registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, an SEC registrant's prior year financial statements must be restated. SAB 108 offers special transition provisions only for circumstances where its application would have altered previous materiality conclusions and those previous materiality conclusions were arrived at in accordance with prior materiality guidance. When applying the special transition provisions, instead of restating prior period financial statements, an SEC registrant must recorded the effect as a cumulative effect adjustment to beginning-of-year retained earnings.

SAB 108 was effective for the Company's financial statements as of December 31, 2006. Adoption of this guidance had no impact on the Company's consolidated financial statements.

   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2")

The FASB staff released FSP 13-2 in September 2006. FSP 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP 13-2 will be effective for the Company's financial statements beginning January 1, 2007 and will not be retrospectively applied. Adoption of FSP 13-2 will result in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes a recognition and measurement model for the impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as a beginning of year adoption.

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS 155 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement
No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No. 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferabiltiy.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operation. The restatement of the accompanying financial statements and footnote disclosures for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004 were prepared in accordance with SFAS No. 154.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Position 03-1- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders. Refer to Note 13- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

Note 3 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's consolidated balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's consolidated statements of income. John Hancock charged the Company service fees of $149.0 million and $181.2 million for the years ended December 31, 2006 and 2005. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. As of December 31, 2006 and 2005, respectively, the Company owed John Hancock $145.4 million and $65.0 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $8.7 million and $7.7 million for the years ended December 31, 2006 and 2005. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. This agreement increased the Company's income before income taxes by $9.2 million and $4.2 million for the years ended December 31, 2006 and 2005. This agreement increased the Company's income before income taxes by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the income before income taxes by $1.2 million in the period from January 1, 2004 through April 28, 2004.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company's income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company's 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company's income before income taxes by $2.0 million (restated) for the year ended December 31, 2005. This agreement decreased the Company's income before income taxes by $2.8 million (restated) for the period from April 29, 2004 through December 31, 2004 and by $2.6 million (restated) for the period from January 1, 2004 through April 28, 2004.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point ($205 million for year 2006) for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. This agreement decreased the Company's income before income taxes by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. The Company and John Hancock have mutually agreed to terminate this reinsurance agreement effective January 1, 2007.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2006 and 2005, the Company had a $250.0 million line of credit with JHFS. At December 31, 2006 and 2005, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as "MVAs."

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company's obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife's guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS' quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $6.8 million,$17.3 million and $11.4 million in 2006, 2005 and 2004, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.2 million and $9.2 million for the years ended December 31, 2006 and 2005, respectively. The reinsurance recoverable was $37.7 million and $35.3 million at December 31, 2006 and 2005, respectively. The reinsurance premiums and reinsurance recoverables are included in the Company's consolidated balance sheets and consolidated statements of income.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The Company had $252.7 million and $150.8 million invested in this pool at December 31, 2006 and 2005, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

The Company made dividend payments in the amount of $95.0 million and $175.0 million to John Hancock in 2006 and 2005, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                                  Period from  Period from
                                                                                    April 29    January 1
                                                         Year ended   Year ended    through      through
                                                        December 31, December 31, December 31,  April 28,
                                                            2006         2005         2004        2004
                                                        ------------ ------------ ------------ -----------
                                                                          (in millions)
Net Investment Income
   Fixed maturities - Restated.........................    $265.3       $248.0       $147.4      $ 85.0
   Equity securities...................................       4.6          1.5          0.5         0.3
   Mortgage loans on real estate.......................      60.1         54.9         34.7        19.8
   Real estate.........................................      10.5          4.5          2.7         0.3
   Policy loans........................................      20.0         21.3         13.5         6.0
   Short-term investments..............................       8.5          4.4          0.8         0.2
   Other...............................................       4.5         17.6          9.9         3.2
                                                           ------       ------       ------      ------
   Gross investment income - Restated..................     373.5        352.2        209.5       114.8
       Less investment expenses........................      15.3          8.9          5.6         1.9
                                                           ------       ------       ------      ------
Net investment income - Restated.......................    $358.2       $343.3       $203.9      $112.9
                                                           ======       ======       ======      ======
Net realized investment and other gains (losses)
   Fixed maturities....................................    $  1.3       $ (1.5)      $  2.0      $  4.5
   Equity securities...................................       0.8          1.9          1.6         0.8
   Mortgage loans on real estate and real estate to be
     disposed of.......................................       4.0          0.8         (3.3)       (0.7)
   Derivatives and other invested assets...............     (12.3)         9.8        (24.6)       (8.0)
                                                           ------       ------       ------      ------
Net realized investment and other gains (losses).......    $ (6.2)      $ 11.0       $(24.3)     $ (3.4)
                                                           ======       ======       ======      ======

Gross gains were realized on the sale of available-for-sale securities of $20.4 million and $16.3 million for the years ended December 31, 2006 and 2005, $9.4 million from April 29, 2004 through December 31, 2004, and $10.1 million from January 1, 2004 through April 28, 2004. Gross losses were realized on the sale of available-for-sale securities of $14.7 million and $9.2 million for the years ended December 31, 2006 and 2005, $2.0 million from April 29, 2004 through December 31, 2004, and $0.3 million from January 1, 2004 through
April 28, 2004. In addition, other-than-temporary impairments on available for sale securities of $9.1 million and $6.0 million for the years ended
December 31, 2006 and 2005, $4.9 million from April 29. 2004 through
December 31, 2004 and $2.5 million from January 1, 2004 through April 28, 2004 were recognized in the consolidated statements of income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                      December 31, 2006
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities..................................    $3,735.6      $20.3      $(46.6)   $3,709.3
Asset-backed and mortgage-backed securities...........       866.5        4.7       (11.5)      859.7
Obligations of states and political subdivisions......         2.3         --          --         2.3
U.S. Treasury securities and obligations of U.S.
  government orporations and agencies ................        37.2        0.1          --        37.3
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,641.6       25.1       (58.1)    4,608.6
   Equity securities..................................       145.2       13.2        (0.3)      158.1
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,786.8      $38.3      $(58.4)   $4,766.7
                                                          ========      =====      ======    ========

                                                                      December 31, 2005
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities - Restated.......................    $3,315.5      $27.3      $(43.0)   $3,299.8
Asset-backed and mortgage-backed securities -
  Restated............................................       903.5        5.0       (16.0)      892.5
Obligations of states and political subdivisions......         9.5         --        (0.3)        9.2
Debt securities issued by foreign governments.........         0.2         --          --         0.2
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies .                      30.0        0.2        (0.4)       29.8
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,258.7       32.5       (59.7)    4,231.5
   Equity securities..................................        36.1        0.5        (0.4)       36.2
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,294.8      $33.0      $(60.1)   $4,267.7
                                                          ========      =====      ======    ========

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
-------------------                                   -------------- ----------
Due in one year or less..............................    $  156.4     $  156.1
Due after one year through five years................     1,490.5      1,482.5
Due after five years through ten years...............     1,170.9      1,158.2
Due after ten years..................................       957.3        952.1
                                                         --------     --------
                                                          3,775.1      3,748.9
Mortgage-backed securities...........................       866.5        859.7
                                                         --------     --------
Total................................................    $4,641.6     $4,608.6
                                                         ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

On December 31, 2005 the Company had $116.3 million of securities at fair value on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. At December 31, 2006, the Company no longer participates in a security lending program for the purpose of enhancing income on securities held.

Depreciation expense on investment real estate was $3.3 million, $0.7 million, and $1.0 million, in 2006, 2005, and 2004, respectively. Accumulated depreciation was $5.9 million and $2.6 million at December 31, 2006 and 2005, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           Unrealized Losses on Fixed Maturity and Equity Securities

                                                                      As of December 31, 2006
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..     $ 11.3        $   --    $    3.0     $   --       $   14.3       $   --
Federal agency mortgage backed securities.       99.3          (0.9)      467.9      (10.6)         567.2        (11.5)
Corporate bonds...........................      760.7         (11.3)    1,563.9      (35.3)       2,324.6        (46.6)
                                               ------        ------    --------     ------       --------       ------
   Total, debt securities.................      871.3         (12.2)    2,034.8      (45.9)       2,906.1        (58.1)
Common stocks.............................        3.6            --         1.3       (0.3)           4.9         (0.3)
                                               ------        ------    --------     ------       --------       ------
   Total..................................     $874.9        $(12.2)   $2,036.1     $(46.2)      $2,911.0       $(58.4)
                                               ======        ======    ========     ======       ========       ======


                                                                      As of December 31, 2005
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..    $   18.4       $ (0.5)    $ 13.7      $ (0.2)      $   32.1       $ (0.7)
Federal agency mortgage backed securities.       524.8        (10.9)     122.0        (4.2)         646.8        (15.1)
Corporate bonds...........................     1,858.9        (37.2)     349.8        (6.7)       2,208.7        (43.9)
                                              --------       ------     ------      ------       --------       ------
   Total, debt securities.................     2,402.1        (48.6)     485.5       (11.1)       2,887.6        (59.7)
Common stocks.............................         1.4         (0.4)        --          --            1.4         (0.4)
                                              --------       ------     ------      ------       --------       ------
Total.....................................    $2,403.5       $(49.0)    $485.5      $(11.1)      $2,889.0       $(60.1)
                                              ========       ======     ======      ======       ========       ======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2006 the fixed maturity securities had a total gross unrealized loss of $62.5 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the Allowance for Probable Losses on Mortgage Loans on Real Estate are summarized below:

                                     Balance at                      Balance at
                                     Beginning                         End of
                                     of Period  Additions Deductions   Period
                                     ---------- --------- ---------- ----------
                                                   (in millions)
Year ended December 31, 2006
   Mortgage loans on real estate....    $4.0      $1.4       $2.6       $2.8
                                        ----      ----       ----       ----
Total                                   $4.0      $1.4       $2.6       $2.8
                                        ====      ====       ====       ====
Year ended December 31, 2005
   Mortgage loans on real estate....    $3.3      $2.8       $2.1       $4.0
                                        ----      ----       ----       ----
Total                                   $3.3      $2.8       $2.1       $4.0
                                        ====      ====       ====       ====
April 29 through December 31, 2004
   Mortgage loans on real estate....    $2.3      $3.3       $2.3       $3.3
                                        ----      ----       ----       ----
Total                                   $2.3      $3.3       $2.3       $3.3
                                        ====      ====       ====       ====
January 1 through April 28, 2004
   Mortgage loans on real estate....    $2.5        --       $0.2       $2.3
                                        ----      ----       ----       ----
Total                                   $2.5      $ --       $0.2       $2.3
                                        ====      ====       ====       ====

At December 31, 2006 and 2005, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  December 31,
                                                                  ------------
                                                                   2006   2005
                                                                  -----  -----
                                                                  (in millions)
Impaired mortgage loans on real estate with provision for losses. $ 7.4  $13.4
Provision for losses.............................................  (2.8)  (4.0)
                                                                  -----  -----
Net impaired mortgage loans on real estate....................... $ 4.6  $ 9.4
                                                                  =====  =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005     2004
                                                       -------- -------- ------
                                                        (in millions)
Average recorded investment in impaired loans......... $10.4    $12.5    $6.2
Interest income recognized on impaired loans.......... $  --    $ 0.4    $ --

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $1.1 million and $5.0 million as of December 31, 2006 and 2005, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005    2004
                                                       -------- ------- -------
                                                       (in millions)
Expected.............................................. $0.1     $0.4    $1.1
Actual................................................  0.1      0.2     0.7

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                  Carrying    Geographic                  Carrying
Property Type                Amount     Concentration                Amount
-------------------------------------------------------------------------------
                          (in millions)                           (in millions)
Apartments...............   $  168.2    East North Central.......   $  101.2
Hotels...................        7.0    East South Central.......       37.2
Industrial...............      128.2    Middle Atlantic..........      105.0
Office buildings.........      130.5    Mountain.................       65.4
Retail...................      316.3    New England..............       87.0
Mixed use................       58.4    Pacific..................      271.6
Agricultural.............      202.3    South Atlantic...........      239.2
Other....................       48.1    West North Central.......       32.8
                                        West South Central.......      118.6
                                        Canada/Other.............        1.0
Allowance for losses.....       (2.8)   Allowance for losses.....       (2.8)
                            --------                                --------
Total....................   $1,056.2    Total....................   $1,056.2
                            ========                                ========

Mortgage loans with outstanding principal balances of $7.9 million, and bonds with amortized cost of $3.2 million were non-income producing at December 31, 2006. There was no non-income producing real estate at December 31, 2006.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2006 and 2005 was $0.0 million and $13.0 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2006 and 2005 was $16.0 million and $48.9 million and appears on the consolidated balance sheets in other liabilities. The fair value of derivative instruments identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36 are classified as liabilities and appear on the Company's consolidated balance sheets in other liabilities at December 31, 2006 and 2005 and were $17.8 million and $0.5 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized net gains of $1.9 million and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2006 and 2005, respectively. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. In 2006 and 2005, the Company had no hedges of firm commitments.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2006, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

              JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY NOTES

For the period ended December 31, 2006, $0.0 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2006, gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006. For the year ended December 31, 2005 losses of $0.7 million (net of tax of $0.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.7) million (net of tax of $0.4 million) at December 31, 2005.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 6--Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if John Hancock Variable Life Insurance Company filed a separate federal income tax return. The tax charge will not be more than that which the Company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                     Year ended   Year ended  April 29 through     January 1
                                    December 31, December 31,   December 31,   through April 28,
                                        2006         2005           2004             2004
                                    ------------ ------------ ---------------- -----------------
                                                           (in millions)
Current taxes:
   Federal.........................    $23.0        $(11.0)        $29.9             $21.8
   Foreign.........................       --           0.5           0.3               0.1
                                       -----        ------         -----             -----
Deferred taxes:                         23.0         (10.5)         30.2              21.9
   Federal - Restated..............     44.9          84.8          20.4              (1.1)
                                       -----        ------         -----             -----
Total income taxes - Restated......    $67.9        $ 74.3         $50.6             $20.8
                                       =====        ======         =====             =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and cumulative effect of accounting change to consolidated income tax expense charged to operations follows:

                                           Year ended   Year ended  April 29 through     January 1
                                          December 31, December 31,   December 31,   through April 28,
                                              2006         2005           2004             2004
                                          ------------ ------------ ---------------- -----------------
                                                                 (in millions)
Tax at 35% - Restated....................    $71.8        $80.2          $51.7             $22.3
Add (deduct):

   Prior year taxes......................      2.0         (1.2)           1.2               0.5

   Tax credits...........................     (3.1)        (3.1)          (1.4)             (0.6)

   Foreign taxes.........................       --          0.4            0.4                --

   Other - Restated......................     (2.8)        (2.0)          (1.3)             (1.4)
                                             -----        -----          -----             -----
       Total income taxes - Restated.....    $67.9        $74.3          $50.6             $20.8
                                             =====        =====          =====             =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                 December 31,
                                                                 2006    2005
                                                                ------ --------
                                                                       Restated
                                                                 (in millions)
Deferred tax assets:
   Policy reserve adjustments.................................. $261.8  $299.0
   Other employee benefits.....................................    5.7    32.1
   Unrealized losses...........................................    6.6     6.3
   Deferred acquisition costs..................................   31.1    10.5
   Other.......................................................    3.9      --
                                                                ------  ------
       Total deferred tax assets............................... $309.1  $347.9
                                                                ======  ======
Deferred tax liabilities:
   Lease income................................................   52.6    56.9
   Securities and other investments............................   98.1   122.3
   Value of business acquired..................................  535.6   536.3
   Other.......................................................   86.2    47.0
                                                                ------  ------
       Total deferred tax liabilities.......................... $772.5  $762.5
                                                                ------  ------
       Net deferred tax liabilities............................ $463.4  $414.6
                                                                ======  ======

At December 31, 2006 and 2005, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company received an income tax refund of $21.0 million in 2006 and made income tax payments of $38.1 million, and $34.6 million in 2005 and 2004, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                                               April 29 through  January 1 through
                                                               December 31, 2004 April 28, 2004
                                2006 Premiums   2005 Premiums     Premiums          Premiums
                               --------------  --------------  ----------------  ----------------
                               Written Earned  Written Earned  Written  Earned   Written  Earned
                               ------- ------  ------- ------  -------  ------   -------  ------
                                                        (in millions)
Direct........................ $162.9  $163.0  $174.9  $176.3  $111.5   $112.1   $ 58.2   $ 57.5
Assumed.......................    0.7     0.7     0.2     0.2      --       --       --       --
Ceded.........................  (79.7)  (79.7)  (95.7)  (95.7)  (64.4)   (64.4)   (33.5)   (33.5)
                               ------  ------  ------  ------  ------   ------   ------   ------
Net life premiums............. $ 83.9  $ 84.0  $ 79.4  $ 80.8  $ 47.1   $ 47.7   $ 24.7   $ 24.0
                               ======  ======  ======  ======  ======   ======   ======   ======

For the year ended December 31, 2006 and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $33.5 million and $64.5 million. For the period April 29, 2004 through December 31, 2004, these ceded benefits were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8 - Commitments and Contingencies

Commitments. At December 31, 2006, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $22.8 million and $23.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $46.3 million at December 31, 2006. The majority of these commitments expire in 2007.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 - Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2006 and 2005.

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                      Net
                                                                  Accumulated  Accumulated
                                                        Net       Gain (Loss)     Other
                                                     Unrealized     on Cash   Comprehensive
                                                   Gains (Losses) Flow Hedges Income (Loss)
                                                   -------------- ----------- -------------
Predecessor Company
Balance at January 1, 2004                             $ 77.6           --       $ 77.6
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $ 7.9 million)............      (14.5)                    (14.5)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $3.4
  million)........................................       (6.4)                     (6.4)
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $17.3 million)............       32.1                      32.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................       11.2                      11.2
                                                       ------        -----       ------
Balance at April 28, 2004.........................     $ 88.8           --       $ 88.8
                                                       ======        =====       ======
Acquisition by Manulife Financial Corporation:
  Sale of shareholders' equity....................     $(88.8)                   $(88.8)
                                                       ------        -----       ------
Company
Balance at April 29, 2004.........................         --           --           --
                                                       ======        =====       ======
Gross unrealized gains (losses) (net of deferred
  income tax expense of $23.7 million.............     $ 43.9        $  --       $ 43.9
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax benefit of $5.7 million).............      (10.5)          --        (10.5)
                                                       ------        -----       ------
Net unrealized gains (losses).....................       33.4           --         33.4
                                                       ------        -----       ------
Balance at December 31, 2004......................     $ 33.4           --       $ 33.4
                                                       ======        =====       ======
Gross unrealized gains (losses), (net of deferred
  income tax benefit of $30.7 million)............      (57.0)          --        (57.0)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $2.5
  million)........................................       (4.6)                     (4.6)
Adjustment to deferred policy acquisition costs
  (net of deferred income tax expense of $8.7
  million)........................................       16.1           --         16.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................      (45.5)          --        (45.5)
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax benefit of
  $0.4 million)...................................         --         (0.7)        (0.7)
                                                       ------        -----       ------
Balance at December 31, 2005......................     $(12.1)       $(0.7)      $(12.8)
                                                       ======        =====       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                           Net
                                                                       Accumulated  Accumulated
                                                             Net       Gain (Loss)     Other
                                                          Unrealized     on Cash   Comprehensive
                                                        Gains (Losses) Flow Hedges Income (Loss)
                                                        -------------- ----------- -------------
Balance at January 1, 2006.............................     $(12.1)       $(0.7)      $(12.8)
Gross unrealized gains (losses), (net of deferred
  income tax expense of $4.4 million)..................        8.2                       8.2
Reclassification adjustment for gains realized in net
  income (net of income tax expense of $2.0 million)...       (3.7)                     (3.7)
Adjustment to deferred policy acquisition costs (net
  of deferred income tax expense of $1.5 million)......        2.7                       2.7
                                                            ------        -----       ------
Net unrealized gains (losses)..........................        7.2                       7.2
                                                            ------        -----       ------
Net accumulated gains (losses) on cash flow hedges
  (net of deferred income tax expense of $0.2 million).         --          0.5          0.5
                                                            ------        -----       ------
Balance at December 31, 2006...........................     $ (4.9)       $(0.2)      $ (5.1)
                                                            ======        =====       ======

Net unrealized investment (losses) gains, included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                         2006    2005    2004
                                                        ------  ------  ------
                                                             (in millions)
Balance, end of year comprises:
   Unrealized investment (losses) gains on:............
       Fixed maturities................................ $(33.0) $(27.2) $ 67.3
       Equity investments..............................   12.9     0.1     0.3
       Other...........................................   (0.2)   (0.1)     --
                                                        ------  ------  ------
Total..................................................  (20.3)  (27.2)   67.6

Amounts of unrealized investment losses (gains)
  attributable to:
       Deferred policy acquisition cost and value
         of business acquired..........................   12.8     8.6   (16.2)
       Deferred federal income taxes...................    2.6     6.5   (18.0)
                                                        ------  ------  ------
Total..................................................   15.4    15.1   (34.2)
                                                        ------  ------  ------
Net unrealized investment (losses) gains............... $ (4.9) $(12.1) $ 33.4
                                                        ======  ======  ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(c) Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2006, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                            2006   2005   2004
                                                           ------ ------ ------
                                                              (in millions)
Statutory net income...................................... $117.5 $165.8 $162.2
Statutory surplus.........................................  676.5  752.7  810.8

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 - Segment Information

As a result of the merger with Manulife (see Note 1 - Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company has two reportable segments that are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated:

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2006
Revenues:
   Revenue from external customers..................... $   499.1   $   21.9   $    --   $   521.0
   Net investment income...............................     348.0       10.1       0.1       358.2
   Net realized investment and other gains (losses)....      (6.1)      (0.1)       --        (6.2)
                                                        ---------   --------   -------   ---------
   Revenues............................................ $   841.0   $   31.9   $   0.1   $   873.0
                                                        =========   ========   =======   =========
Net Income:
   Net income.......................................... $   138.4   $    0.2   $  (1.2)  $   137.4
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    12.7   $     --   $    --   $    12.7
   Carrying value of investments accounted for by the
     equity method.....................................     138.8        7.5        --       146.3
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      52.8        9.4        --        62.2
   Income tax expense..................................      68.6       (0.2)     (0.5)       67.9
   Segment assets...................................... $16,723.6   $1,039.3   $ (37.3)  $17,725.6

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2005
Revenues:
   Revenue from external customers - Restated.......... $   447.8   $   28.8   $    --   $   476.6
   Net investment income - Restated....................     330.8       13.5      (1.0)      343.3
   Net realized investment and other gains (losses)....       9.9        1.3      (0.2)       11.0
                                                        ---------   --------   -------   ---------
   Revenues - Restated................................. $   788.5   $   43.6      (1.2)  $   830.9
                                                        =========   ========   =======   =========
Net Income:
   Net income - Restated............................... $   148.1   $    9.0   $  (2.3)  $   154.8
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    27.8   $    0.6        --   $    28.4
   Carrying value of investments accounted for by the
     equity method.....................................     243.5       12.7        --       256.2
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      34.7        9.1        --        43.8
   Income tax expense - Restated.......................      73.7        1.8      (1.2)       74.3
   Segment assets - Restated........................... $15,691.6   $1,346.5   $(187.3)  $16,850.8

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Company
Period from April 29 through December 31, 2004
Revenues:
   Revenues from external customers............... $   280.5   $   15.8   $   296.3
   Net investment income - Restated...............     193.7       10.2       203.9
   Net realized investment and other losses.......     (23.4)      (0.9)      (24.3)
                                                   ---------   --------   ---------
   Revenues - Restated............................ $   450.8   $   25.1   $   475.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    93.4   $    3.6   $    97.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $    14.2   $    0.3   $    14.5
   Carrying value of investments accounted for by
     the equity method............................     291.2       13.5       304.7
   Amortization of deferred policy acquisition
     costs and value of business acquired.........       6.3        6.6        12.9
   Income tax expense - Restated..................      50.8       (0.2)       50.6
   Segment assets - Restated...................... $14,454.5   $1,484.1   $15,938.6

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
Predecessor Company                                          (in millions)
Period from January 1 through April 28, 2004
Revenues:
   Revenues from external customers............... $   148.1   $    8.3   $   156.4
   Net investment income..........................     106.8        6.1       112.9
   Net realized investment and other losses.......      (1.0)      (2.4)       (3.4)
                                                   ---------   --------   ---------
   Revenues....................................... $   253.9   $   12.0   $   265.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    47.3   $   (7.3)  $    40.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $     2.0   $    0.1   $     2.1
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      22.9        7.9        30.8
   Income tax expense - Restated..................      23.0       (2.2)       20.8

The Company operates primarily in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                                      2006              2005
                                                ----------------- -----------------
                                                Carrying  Fair    Carrying  Fair
                                                 Value    Value    Value    Value
                                                -------- -------- -------- --------
                                                           (in millions)
Assets:
   Fixed maturities:
       Available-for-sale...................... $4,608.6 $4,608.6 $4,231.5 $4,231.5
   Equity securities:
       Available-for-sale......................    158.1    158.1     36.2     36.2
   Mortgage loans on real estate...............  1,056.2  1,042.8  1,137.5  1,135.3
   Policy loans................................    441.6    441.6    415.9    415.9
   Cash and cash equivalents...................    236.7    236.7    206.6    206.6
Derivatives:
   Interest rate swap agreements...............     12.3     12.3      4.4      4.4
   Interest rate floor agreements..............       --       --     10.0     10.0
   Credit default swaps........................       --       --      0.2      0.2
Liabilities:
   Fixed rate deferred and immediate annuities. $  245.1 $  245.1 $  280.1 $  280.1
Derivatives:
   Interest rate swap agreements...............     27.9     27.9     50.4     50.4
   Interest rate cap agreements................      0.1      0.1       --       --
   Foreign exchange forward agreements.........      0.1      0.1       --       --
   Credit default swaps........................      0.1      0.1      0.1      0.1
   Embedded derivatives........................      0.1      0.1       --       --
Commitments....................................       --     46.3       --     67.5

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 - Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                      Accumulated
                                     Gross Carrying Amortization and Net Carrying
                                         Amount      Other Changes      Amount
                                     -------------- ---------------- ------------
                                                     (in millions)
December 31, 2006
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (5.3)          129.1
       VOBA.........................     1,376.3          (77.3)        1,299.0

December 31, 2005
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (2.6)          131.8
       VOBA.........................     1,376.3          (53.1)        1,323.2

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                                                                              Period from
                                                                                April 29    Period from
                                                                                through      January 1
                                                                              December 31, through April
                                                                  2006  2005      2004       28, 2004
                                                                  ----- ----- ------------ -------------
                                                                              (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $0.9 million, $0.7 million,
  $0.2 million and $ - million, respectively..................... $ 1.8 $ 1.4     $0.3         $ --
VOBA, net of tax of $8.9 million, $18.5 million, $3.3 million
  and $0.1 million, respectively.................................  16.4  34.4      6.0          0.2
                                                                  ----- -----     ----         ----
Aggregate amortization expense, net of tax of $9.8 million,
  $19.2 million, $3.5 million and $0.1 million, respectively..... $18.2 $35.8     $6.3         $0.2
                                                                  ===== =====     ====         ====

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2007............................................................ $17.2   $31.9
2008............................................................  21.2    39.4
2009............................................................  21.0    39.0
2010............................................................  20.7    38.4
2011............................................................  21.3    39.5

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2006..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2006............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2005..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2005............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2006...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2006.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2005...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2005.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======
Amortizable intangible assets:

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2006...............   $129.3       $2.5         $131.8
Amortization.............................     (2.7)        --           (2.7)
                                            ------       ----         ------
Balance at December 31, 2006.............   $126.6       $2.5         $129.1
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2005...............   $131.4       $2.5         $133.9
Amortization.............................     (2.1)        --           (2.1)
                                            ------       ----         ------
Balance at December 31, 2005.............   $129.3       $2.5         $131.8
                                            ======       ====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:.............................................            (in millions)
Balance at January 1, 2006........................  $1,266.7  $        56.5    $1,323.2
Amortization......................................     (16.1)          (9.2)      (25.3)
Adjustment to unrealized gains on securities
  available for sale..............................       0.8            0.3         1.1
                                                    --------  -------------    --------
Balance at December 31, 2006......................  $1,251.4  $        47.6    $1,299.0
                                                    ========  =============    ========

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:                                                         (in millions)
Balance at January 1, 2005........................  $1,199.4  $        63.4    $1,262.8
Amortization......................................     (43.9)          (9.0)      (52.9)
Adjustment to unrealized gains on securities
  available for sale..............................      24.3            2.1        26.4
Other Adjustments (1).............................      86.9             --        86.9
                                                    --------  -------------    --------
Balance at December 31, 2005......................  $1,266.7  $        56.5    $1,323.2
                                                    ========  =============    ========

--------
(1)The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $86.9 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 13- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2006 and December 31, 2005, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                   December 31,   December 31,
                                                       2006           2005
                                                   ------------   ------------
                                                   (in millions, except for age)
Life contracts with guaranteed benefits
In the event of death
   Account value..................................   $6,231.6       $5,994.5
   Net amount at risk related to deposits.........       81.0          127.5
   Average attained age of contractholders........         46             45

The variable annuity contracts are issued through separate accounts and the company contractually guarantees to the contract holder either (a) return of at least no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2006 and December 31, 2005, the Company had the following variable annuity contracts with guarantees. (Note that the company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                      December 31, December 31,
                                                          2005         2006
                                                      ------------ ------------
                                                      (in millions, except for
                                                          age and percent)
Return of net deposits
In the event of death:
   Account value.....................................    $257.4       $271.4
   Net amount at risk................................      13.1         20.8
   Average attained age of contractholders...........        65           64
Return of net deposits plus a minimum return
In the event of death:
   Account value.....................................    $130.5       $134.5
   Net amount at risk................................      47.1         55.3
   Average attained age of contractholders...........        67           65
   Guaranteed minimum return rate....................         5%           5%
At annuitization:
   Account value.....................................    $ 50.4       $ 50.6
   Net amount at risk................................       8.7          9.9
   Average attained age of contractholders...........        63           61
   Range of guaranteed minimum return rates..........       4-5%         4-5%
Highest specified anniversary account value minus
  withdrawals post anniversary.......................
In the event of death:...............................
   Account value.....................................    $506.2       $595.6
   Net amount at risk................................      38.8         71.3
   Average attained age of contractholders...........        64           63

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds which included foreign and domestic equity and bond funds as shown below:

                                                   December 31, December 31,
                                                       2006         2005
                                                   ------------ ------------
                  Type of Fund                           (in millions)
Domestic Equity - Growth Funds....................   $  903.7     $1,038.4
Domestic Bond Funds...............................    1,253.3      1,070.3
Domestic Equity - Growth & Income Funds...........    2,672.8      2,818.7
Domestic Equity - Blend Funds.....................    1,500.1      1,081.2
Domestic Equity - Value Funds.....................       70.0        302.9
International Equity Funds........................      823.6        507.4
International Bond Funds..........................       52.3         55.9
Hedge Funds.......................................       58.6         44.8
                                                     --------     --------
Total.............................................   $7,334.4     $6,919.6
                                                     ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2006 and 2005, respectively:

                                             Guaranteed     Guaranteed
                                               Minimum       Minimum
                                            Death Benefit Income Benefit
                                               (GMDB)         (GMIB)     Totals
                                            ------------- -------------- ------
                                                       (in millions)
Balance at January 1, 2006.................     $27.3          $0.7      $28.0
Additions to reserve.......................       6.4           0.2        6.6
Paid guarantee benefits....................      (2.2)           --       (2.2)
                                                -----          ----      -----
Balance at December 31, 2006...............     $31.5          $0.9      $32.4
                                                =====          ====      =====
Balance at January 1, 2005.................     $22.9          $0.5      $23.4
Additions to reserve.......................       7.2           0.2        7.4
Paid guarantee benefits....................      (2.8)           --       (2.8)
                                                -----          ----      -----
Balance at December 31, 2005...............     $27.3          $0.7      $28.0
                                                =====          ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006:

    . Data used included 200 and 1000 (for annuity and life contracts, respectively) stochastically generated investment performance scenarios.

    . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean investment performance assumptions for annuity contracts were 9.0% for 2006 and 8.8% for 2005 (average of fund returns).

    .  Annuity mortality was assumed to be 100 % of the Annuity 2000 Table.

    . Annuity lapse rates vary by contract type and duration and range from 1 percent to 25 percent for 2006 and from 1 percent to 20 percent for 2005.

    .  Annuity discount rate was 6.5%.

GMIB is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts.

JOHN HANCOCK VARIABLE LIFE ACCOUNT S OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

                     John Hancock Variable Life Account S

                         Audited Financial Statements

                         Year ended December 31, 2006

                                   Contents

   Report of Independent Registered Public Accounting Firm...............   3

   Statements of Assets and Contract Owners' Equity......................   5

   Statements of Operations and Changes in Contract Owners' Equity.......   8

   Notes to Financial Statements.........................................  52

      Organization.......................................................  52

      Significant Accounting Policies....................................  53

      Mortality and Expense Risks Charge.................................  53

      Federal Income Taxes...............................................  54

      Contract Charges...................................................  54

      Purchases and Sales of Investments.................................  54

      Transaction with Affiliates........................................  57

      Diversification Requirements.......................................  57

      Financial Highlights...............................................  58

      Details of Dividend Income......................................... 103

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Variable Life Account S (the "Account") comprised of the following sub-accounts;

500 Index Trust B                                  International Equity Index Trust B
Active Bond Trust                                  International Opportunities Trust
All Asset Trust                                    International Small Cap Trust
All Cap Core Trust                                 International Value Trust
All Cap Growth Trust                               Investment Quality Bond Trust
All Cap Value Trust                                Large Cap Growth Trust Series 0
American Blue Chip Income & Growth Trust           Large Cap Trust
American Bond Trust                                Large Cap Value Trust Series 0
American Growth Trust                              Lifestyle Aggressive Trust
American Growth-Income Trust                       Lifestyle Balanced Trust
American International Trust                       Lifestyle Conservative Trust
Blue Chip Growth Trust                             Lifestyle Growth Trust
Bond Index Trust B                                 Lifestyle Moderate Trust
Brandes International Equity Trust                 Managed Trust
Business Opportunity Value Trust                   Mid Cap Core Trust
Capital Appreciation Trust                         Mid Cap Index Trust
Classic Value Trust                                Mid Cap Stock Trust
Core Bond Trust                                    Mid Cap Value Trust
Core Equity Trust                                  Mid Value Trust
CSI Equity Trust                                   Money Market Trust B
Dynamic Growth Trust                               Natural Resources Trust
Emerging Growth Trust                              Overseas Equity Trust
Emerging Small Company Trust                       Pacific Rim Trust
Equity-Income Trust                                Quantitative All Cap Trust
Financial Services Trust                           Quantitative Mid Cap Trust
Frontier Capital Appreciation Trust                Quantitative Value Trust
Fundamental Value Trust Series 0                   Real Estate Securities Trust
Global Allocation Trust                            Real Return Bond Trust
Global Bond Trust Series 0                         Science & Technology Trust
Global Trust                                       Short-Term Bond Trust
Growth & Income Trust                              Small Cap Growth Trust
Health Sciences Trust Series 0                     Small Cap Index Trust
High Yield Trust                                   Small Cap Opportunities Trust
Income & Value Trust                               Small Cap Trust
International Core Trust                           Small Cap Value Trust

            Report of Independent Registered Public Accounting Firm

 Small Company Trust                    Turner Core Growth Trust
 Small Company Value Trust              U.S. Core Trust
 Special Value Trust                    U.S. Global Leaders Growth Trust
 Strategic Bond Trust                   U.S. Government Securities Trust
 Strategic Income Trust                 U.S. High Yield Bond Trust
 Strategic Opportunities Trust          U.S. Large Cap Trust
 Strategic Value Trust                  Utilities Trust
 Total Return Trust                     Value Trust
 Total Stock Market Index Trust

as of December 31, 2006, the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account S at December 31, 2006, the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          Ernst & Young LLP

Toronto, Canada
April 5, 2007

                     John Hancock Variable Life Account S

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       500 Index Trust B - 27,921,503 shares (cost $403,444,915)                     $506,216,847
       Active Bond Trust - 5,494,119 shares (cost $53,142,002)                         54,336,837
       All Cap Core Trust - 3,391 shares (cost $62,494)                                    66,532
       All Cap Growth Trust - 22,959 shares (cost $394,825)                               410,049
       All Cap Value Trust - 315,054 shares (cost $4,220,070)                           4,092,550
       American Blue Chip Income & Growth Trust - 83,074 shares (cost
         $1,448,622)                                                                    1,519,416
       American Bond Trust - 20,536 shares (cost $264,395)                                273,544
       American Growth Trust - 1,134,339 shares (cost $23,158,676)                     24,649,186
       American Growth-Income Trust - 137,662 shares (cost $2,477,563)                  2,779,399
       American International Trust - 489,107 shares (cost $11,065,826)                12,188,546
       Blue Chip Growth Trust - 5,415,062 shares (cost $86,651,912)                   104,835,605
       Bond Index Trust B - 4,154,564 shares (cost $41,957,121)                        42,251,915
       Capital Appreciation Trust - 4,157,574 shares (cost $36,891,137)                37,750,772
       Classic Value Trust - 289,480 shares (cost $4,518,816)                           4,695,374
       Core Bond Trust - 94,528 shares (cost $1,168,003)                                1,196,725
       Core Equity Trust - 205,355 shares (cost $2,905,041)                             3,113,188
       Dynamic Growth Trust - 75,099 shares (cost $422,179)                               453,596
       Emerging Growth Trust - 188,302 shares (cost $2,523,330)                         2,393,322
       Emerging Small Company Trust - 8,234 shares (cost $247,210)                        242,561
       Equity-Income Trust - 10,801,824 shares (cost $174,753,378)                    199,725,733
       Financial Services Trust - 99,977 shares (cost $1,536,568)                       1,876,578
       Fundamental Value Trust Series 0 - 423,950 shares (cost $6,417,705)              7,113,882
       Global Allocation Trust - 83,927 shares (cost $997,381)                          1,070,907
       Global Bond Trust Series 0 - 1,745,506 shares (cost $26,158,358)                26,025,496
       Global Trust - 66,996 shares (cost $1,132,469)                                   1,286,321
       Growth & Income Trust - 7,568,909 shares (cost $91,157,509)                    103,164,233
       Health Sciences Trust Series 0 - 374,833 shares (cost $5,470,022)                5,892,370
       High Yield Trust - 1,836,916 shares (cost $18,215,256)                          19,526,422
       Income & Value Trust - 109,623 shares (cost $1,260,604)                          1,328,634
       International Core Trust - 681,537 shares (cost $9,984,995)                     10,325,286
       International Equity Index Trust B - 5,195,699 shares (cost $79,952,264)       110,564,469
       International Opportunities Trust - 343,041 shares (cost $5,444,379)             6,233,057
       International Small Cap Trust - 172,814 shares (cost $3,672,173)                 4,192,460
       International Value Trust - 876,763 shares (cost $14,945,821)                   16,930,284
       Investment Quality Bond Trust - 1,988,908 shares (cost $22,645,730)             23,170,779
       Large Cap Growth Trust Series 0                                                         --
       Large Cap Trust - 22,703 shares (cost $336,124)                                    356,444

                     John Hancock Variable Life Account S

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       Large Cap Value Trust Series 0 - 538,069 shares (cost $11,679,518)        $ 12,424,017
       Lifestyle Aggressive Trust - 431,617 shares (cost $4,725,421)                4,868,634
       Lifestyle Balanced Trust - 906,882 shares (cost $12,290,946)                12,569,389
       Lifestyle Conservative Trust - 124,422 shares (cost $1,645,641)              1,673,475
       Lifestyle Growth Trust - 2,200,820 shares (cost $29,904,555)                30,723,447
       Lifestyle Moderate Trust - 61,015 shares (cost $805,438)                       816,381
       Managed Trust - 4,144,949 shares (cost $52,696,716)                         55,625,211
       Mid Cap Core Trust                                                                  --
       Mid Cap Index Trust - 934,275 shares (cost $17,243,709)                     17,611,076
       Mid Cap Stock Trust - 3,444,730 shares (cost $49,632,903)                   58,594,850
       Mid Cap Value Trust - 474,959 shares (cost $8,200,756)                       8,335,534
       Mid Value Trust - 4,384,534 shares (cost $52,693,521)                       59,848,896
       Money Market Trust B - 147,012,728 shares (cost $147,012,728)              147,012,728
       Natural Resources Trust - 447,599 shares (cost $13,786,142)                 14,188,880
       Overseas Equity Trust - 5,176,280 shares (cost $56,055,376)                 74,331,381
       Pacific Rim Trust - 432,335 shares (cost $5,227,692)                         5,663,586
       Quantitative All Cap Trust - 13,572 shares (cost $237,447)                     236,288
       Quantitative Mid Cap Trust - 41,978 shares (cost $545,658)                     453,784
       Quantitative Value Trust - 24,858 shares (cost $353,179)                       379,337
       Real Estate Securities Trust - 3,238,077 shares (cost $73,558,298)          89,306,166
       Real Return Bond Trust - 1,769,723 shares (cost $23,214,824)                22,847,122
       Science & Technology Trust - 14,784 shares (cost $176,414)                     183,914
       Short-Term Bond Trust - 16,193,317 shares (cost $160,693,018)              163,390,565
       Small Cap Growth Trust - 5,431,685 shares (cost $50,103,349)                62,681,642
       Small Cap Index Trust - 1,204,392 shares (cost $18,200,602)                 20,450,574
       Small Cap Opportunities Trust - 64,161 shares (cost $1,486,810)              1,557,833
       Small Cap Trust - 47,634 shares (cost $674,952)                                674,027
       Small Cap Value Trust - 5,114,880 shares (cost $95,560,304)                105,213,090
       Small Company Trust - 104,737 shares (cost $1,506,198)                       1,520,786
       Small Company Value Trust - 143,360 shares (cost $3,101,310)                 3,133,852
       Special Value Trust - 968 shares (cost $19,078)                                 19,049
       Strategic Bond Trust - 574,249 shares (cost $6,561,607)                      6,879,502
       Strategic Income Trust - 23,103 shares (cost $308,376)                         305,657
       Strategic Opportunities Trust - 26,385 shares (cost $336,361)                  353,828
       Strategic Value Trust                                                               --
       Total Return Trust - 6,989,002 shares (cost $95,188,800)                    96,448,221
       Total Stock Market Index Trust - 2,548,610 shares (cost $27,627,200)        33,488,734
       U.S. Core Trust - 44,314 shares (cost $940,417)                                959,847
       U.S. Global Leaders Growth Trust - 27,316 shares (cost $359,241)               359,474
       U.S. Government Securities Trust - 21,103 shares (cost $283,888)               284,680
       U.S. High Yield Bond Trust - 34,558 shares (cost $449,461)                     467,567

                     John Hancock Variable Life Account S

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       U.S. Large Cap Trust - 154,153 shares (cost $2,407,089)                        $    2,497,280
       Utilities Trust - 306,331 shares (cost $3,874,583)                                  4,487,745
       Value Trust - 128,859 shares (cost $2,760,834)                                      2,927,685

Sub-accounts invested in Outside Trust Portfolios:
       All Asset Trust - 633,099 shares (cost $7,579,387)                                  7,394,593
       Brandes International Equity Trust - 7,807,023 shares (cost $124,760,300)         157,311,517
       Business Opportunity Value Trust - 1,781,534 shares (cost $21,569,206)             22,358,246
       CSI Equity Trust - 12,600 shares (cost $162,817)                                      201,596
       Frontier Capital Appreciation Trust - 2,637,027 shares (cost $57,862,881)          64,000,648
       Turner Core Growth Trust - 2,949,507 shares (cost $42,948,638)                     50,790,514
                                                                                      --------------
Total assets                                                                          $2,770,102,167
                                                                                      ==============
Contract Owners' Equity
                                                                                      --------------
Variable universal life insurance contracts                                           $2,770,102,167
                                                                                      ==============

See accompanying notes.

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity

                                                                Sub-Account
                                         --------------------------------------------------------
                                               500 Index Trust B            Active Bond Trust
                                         ----------------------------- --------------------------
                                           Year Ended     Year Ended    Year Ended    Year Ended
                                           Dec. 31/06   Dec. 31/05 <<<  Dec. 31/06    Dec. 31/05
                                         -------------  -------------- ------------  ------------
Income:
   Dividends                             $   5,346,362  $   7,423,317  $  1,979,808  $  1,125,251
Expenses:
   Mortality and expense risk                  475,018        491,215        94,482       104,976
                                         -------------  -------------  ------------  ------------
Net investment income (loss)                 4,871,344      6,932,102     1,885,326     1,020,275
   Net realized gain (loss)                 14,900,978      9,687,058       379,368       (10,413)
   Change in unrealized appreciation
     (depreciation) during the period       47,443,751      4,766,006       741,018       723,589
                                         -------------  -------------  ------------  ------------
Net increase (decrease) in assets from
  operations                                67,216,073     21,385,166     3,005,712     1,733,451
                                         -------------  -------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             148,687,609    171,818,227    18,858,689    22,652,983
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (163,681,911)  (161,441,701)  (40,702,078)  (24,526,062)
   Net transfers between subaccounts                --             --            --            --
                                         -------------  -------------  ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   (14,994,302)    10,376,526   (21,843,389)   (1,873,079)
                                         -------------  -------------  ------------  ------------
Total increase (decrease) in assets         52,221,771     31,761,692   (18,837,677)     (139,628)

Assets, beginning of period                453,995,076    422,233,384    73,174,514    73,314,142
                                         -------------  -------------  ------------  ------------
Assets, end of period                    $ 506,216,847  $ 453,995,076  $ 54,336,837  $ 73,174,514
                                         =============  =============  ============  ============

--------
<<< Renamed on May 2, 2005. Formerly known as Equity Index Trust.
# Terminated as an investment option and funds transferred to Mid Cap Index Trust on May 2, 2005.
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.


                                                                  Sub-Account
                                         -------------------------------------------------------------
                                         AIM V.I. Capital AIM V.I. Premier
                                           Development    Equity Series 1
                                          Series 2 Trust       Trust             All Asset Trust
                                         ---------------- ---------------- ---------------------------
                                            Year Ended       Year Ended     Year Ended    Year Ended
                                           Dec. 31/05 #    Dec. 31/05 xx    Dec. 31/06   Dec. 31/05 ##
                                         ---------------- ---------------- ------------  -------------
Income:
   Dividends                                        --               --    $    393,558   $   160,138
Expenses:
   Mortality and expense risk                      749            1,659           3,537         1,034
                                            ----------       ----------    ------------   -----------
Net investment income (loss)                      (749)          (1,659)        390,021       159,104
   Net realized gain (loss)                     66,297          151,308          (1,357)      (13,017)
   Change in unrealized appreciation
     (depreciation) during the period         (209,475)        (487,035)        (77,759)     (107,035)
                                            ----------       ----------    ------------   -----------
Net increase (decrease) in assets from
  operations                                  (143,927)        (337,386)        310,905        39,052
                                            ----------       ----------    ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans               2,578,049        3,720,040      20,688,232    11,068,624
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                  (4,218,446)      (9,898,819)    (18,925,123)   (5,787,097)
   Net transfers between subaccounts                --               --              --            --
                                            ----------       ----------    ------------   -----------
Net increase (decrease) in assets from
  principal transactions                    (1,640,397)      (6,178,779)      1,763,109     5,281,527
                                            ----------       ----------    ------------   -----------
Total increase (decrease) in assets         (1,784,324)      (6,516,165)      2,074,014     5,320,579

Assets, beginning of period                  1,784,324        6,516,165       5,320,579            --
                                            ----------       ----------    ------------   -----------
Assets, end of period                               --               --    $  7,394,593   $ 5,320,579
                                            ==========       ==========    ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         -------------------------------------------------
                                            All Cap Core Trust      All Cap Growth Trust
                                         ------------------------ ------------------------
                                         Year Ended  Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ---------- ------------- ---------- -------------
Income:
   Dividends                             $   1,692          --           --          --
Expenses:
   Mortality and expense risk                  416         307          175           9
                                         ---------    --------    ---------    --------
Net investment income (loss)                 1,276        (307)        (175)         (9)
   Net realized gain (loss)                 14,897          22        2,841         113
   Change in unrealized appreciation
     (depreciation) during the period       (3,439)      7,477       13,088       2,136
                                         ---------    --------    ---------    --------
Net increase (decrease) in assets from
  operations                                12,734       7,192       15,754       2,240
                                         ---------    --------    ---------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             102,460     164,414      736,421      77,518
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (219,451)       (817)    (394,725)    (27,159)
   Net transfers between subaccounts            --          --           --          --
                                         ---------    --------    ---------    --------
Net increase (decrease) in assets from
  principal transactions                  (116,991)    163,597      341,696      50,359
                                         ---------    --------    ---------    --------
Total increase (decrease) in assets       (104,257)    170,789      357,450      52,599

Assets, beginning of period                170,789          --       52,599          --
                                         ---------    --------    ---------    --------
Assets, end of period                    $  66,532    $170,789    $ 410,049    $ 52,599
                                         =========    ========    =========    ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(l) Fund available in prior year but no activity.

See accompanying notes.

                                                                     Sub-Account
                                         -------------------------------------------------------------------
                                                                    American Blue Chip Income    American
                                            All Cap Value Trust          & Growth Trust         Bond Trust
                                         -------------------------- ------------------------- --------------
                                          Year Ended   Year Ended   Year Ended   Year Ended     Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ## Dec. 31/06 (l)
                                         -----------  ------------- ----------  ------------- --------------
Income:
   Dividends                             $   425,564          --    $    9,449          --              --
Expenses:
   Mortality and expense risk                  4,666         289           592          77             163
                                         -----------    --------    ----------     -------     -----------
Net investment income (loss)                 420,898        (289)        8,857         (77)           (163)
   Net realized gain (loss)                  (77,186)         74        38,561         206           3,250
   Change in unrealized appreciation
     (depreciation) during the period       (144,450)     16,930        66,690       4,104           9,148
                                         -----------    --------    ----------     -------     -----------
Net increase (decrease) in assets from
  operations                                 199,262      16,715       114,108       4,233          12,235
                                         -----------    --------    ----------     -------     -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             5,482,905     307,355     2,052,947      94,959       2,254,541
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,909,042)     (4,645)     (737,438)     (9,393)     (1,993,232)
   Net transfers between subaccounts              --          --            --          --              --
                                         -----------    --------    ----------     -------     -----------
Net increase (decrease) in assets from
  principal transactions                   3,573,863     302,710     1,315,509      85,566         261,309
                                         -----------    --------    ----------     -------     -----------
Total increase (decrease) in assets        3,773,125     319,425     1,429,617      89,799         273,544

Assets, beginning of period                  319,425          --        89,799          --              --
                                         -----------    --------    ----------     -------     -----------
Assets, end of period                    $ 4,092,550    $319,425    $1,519,416     $89,799     $   273,544
                                         ===========    ========    ==========     =======     ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         -------------------------------------------------------
                                           American Growth Trust    American Growth-Income Trust
                                         -------------------------- ----------------------------
                                          Year Ended   Year Ended    Year Ended     Year Ended
                                          Dec. 31/06  Dec. 31/05 ##  Dec. 31/06    Dec. 31/05 ##
                                         -----------  ------------- -----------  ---------------
Income:
   Dividends                             $   102,844            --  $    24,321            --
Expenses:
   Mortality and expense risk                 11,288         4,050        5,976         2,625
                                         -----------   -----------  -----------    ----------
Net investment income (loss)                  91,556        (4,050)      18,345        (2,625)
   Net realized gain (loss)                  510,188        53,527       49,251           223
   Change in unrealized appreciation
     (depreciation) during the period        560,209       930,301      238,463        63,373
                                         -----------   -----------  -----------    ----------
Net increase (decrease) in assets from
  operations                               1,161,953       979,778      306,059        60,971
                                         -----------   -----------  -----------    ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            20,506,541    11,568,218    1,561,346     2,041,171
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (6,306,632)   (3,260,672)  (1,118,090)      (72,058)
   Net transfers between subaccounts              --            --           --            --
                                         -----------   -----------  -----------    ----------
Net increase (decrease) in assets from
  principal transactions                  14,199,909     8,307,546      443,256     1,969,113
                                         -----------   -----------  -----------    ----------
Total increase (decrease) in assets       15,361,862     9,287,324      749,315     2,030,084

Assets, beginning of period                9,287,324            --    2,030,084            --
                                         -----------   -----------  -----------    ----------
Assets, end of period                    $24,649,186   $ 9,287,324  $ 2,779,399    $2,030,084
                                         ===========   ===========  ===========    ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                            Sub-Account
                                         -----------------------------------------------------------------------------------
                                         American International Trust   Blue Chip Growth Trust        Bond Index Trust B
                                         ---------------------------- --------------------------- --------------------------
                                          Year Ended    Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                          Dec. 31/06   Dec. 31/05 ##   Dec. 31/06   Dec. 31/05 ##  Dec. 31/06    Dec. 31/05
                                         -----------   -------------- ------------  ------------- ------------  ------------
Income:
   Dividends                             $   135,635            --    $    257,606            --  $  1,634,786  $    765,117
Expenses:
   Mortality and expense risk                 13,364         2,574         231,280       158,646        48,431        57,357
                                         -----------    ----------    ------------  ------------  ------------  ------------
Net investment income (loss)                 122,271        (2,574)         26,326      (158,646)    1,586,355       707,760
   Net realized gain (loss)                  677,576         5,852       2,764,010     1,200,532      (243,619)       (4,963)
   Change in unrealized appreciation
     (depreciation) during the period        595,009       527,712       6,578,734    11,449,744       340,041       380,187
                                         -----------    ----------    ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  operations                               1,394,856       530,990       9,369,070    12,491,630     1,682,777     1,082,984
                                         -----------    ----------    ------------  ------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            15,242,096     3,843,271      21,620,698   108,211,406    25,576,334    25,926,103
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (8,673,788)     (148,879)    (28,040,397)  (18,816,802)  (32,878,448)  (29,155,816)
   Net transfers between subaccounts              --            --              --            --            --            --
                                         -----------    ----------    ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   6,568,308     3,694,392      (6,419,699)   89,394,604    (7,302,114)   (3,229,713)
                                         -----------    ----------    ------------  ------------  ------------  ------------
Total increase (decrease) in assets        7,963,164     4,225,382       2,949,371   101,886,234    (5,619,337)   (2,146,729)

Assets, beginning of period                4,225,382            --     101,886,234            --    47,871,252    50,017,981
                                         -----------    ----------    ------------  ------------  ------------  ------------
Assets, end of period                    $12,188,546    $4,225,382    $104,835,605  $101,886,234  $ 42,251,915  $ 47,871,252
                                         ===========    ==========    ============  ============  ============  ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         -------------------------------------------------------------------
                                         Brandes International Equity Trust Business Opportunity Value Trust
                                         ---------------------------------- --------------------------------
                                            Year Ended        Year Ended       Year Ended       Year Ended
                                            Dec. 31/06        Dec. 31/05       Dec. 31/06       Dec. 31/05
                                         ---------------- ----------------- ---------------- ---------------
Income:
   Dividends                             $ 13,907,177     $   8,040,190     $  1,737,029     $  1,455,304
Expenses:
   Mortality and expense risk                  57,215            59,284            7,125            7,450
                                         ------------     -------------     ------------     ------------
Net investment income (loss)               13,849,962         7,980,906        1,729,904        1,447,854
   Net realized gain (loss)                 5,410,060         6,711,409          105,371        1,048,997
   Change in unrealized appreciation
     (depreciation) during the period      12,512,165        (3,139,956)         776,712       (1,004,736)
                                         ------------     -------------     ------------     ------------
Net increase (decrease) in assets from
  operations                               31,772,187        11,552,359        2,611,987        1,492,115
                                         ------------     -------------     ------------     ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            102,743,153        99,985,266       26,412,075       31,681,891
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (96,033,412)     (102,468,003)     (23,292,829)     (25,353,706)
   Net transfers between subaccounts               --                --               --               --
                                         ------------     -------------     ------------     ------------
Net increase (decrease) in assets from
  principal transactions                    6,709,741        (2,482,737)       3,119,246        6,328,185
                                         ------------     -------------     ------------     ------------
Total increase (decrease) in assets        38,481,928         9,069,622        5,731,233        7,820,300

Assets, beginning of period               118,829,589       109,759,967       16,627,013        8,806,713
                                         ------------     -------------     ------------     ------------
Assets, end of period                    $157,311,517     $ 118,829,589     $ 22,358,246     $ 16,627,013
                                         ============     =============     ============     ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                            Sub-Account
                                         ---------------------------------------------------------------------------------
                                         Capital Appreciation Trust      Classic Value Trust          Core Bond Trust
                                         --------------------------- --------------------------- -------------------------
                                          Year Ended    Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 ##  Dec. 31/06   Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- ------------  ------------- ----------  -------------
Income:
   Dividends                             $  1,305,156            --  $    131,692   $  127,888   $   17,398          --
Expenses:
   Mortality and expense risk                  50,894         3,277         4,327          357          107          --
                                         ------------  ------------  ------------   ----------   ----------    --------
Net investment income (loss)                1,254,262        (3,277)      127,365      127,531       17,291          --
   Net realized gain (loss)                (2,429,057)      261,473       814,106       (1,553)        (849)         (5)
   Change in unrealized appreciation
     (depreciation) during the period         952,821       (93,186)      257,894      (81,337)      26,079       2,642
                                         ------------  ------------  ------------   ----------   ----------    --------
Net increase (decrease) in assets from
  operations                                 (221,974)      165,010     1,199,365       44,641       42,521       2,637
                                         ------------  ------------  ------------   ----------   ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             49,166,841    23,611,374    34,837,539    2,800,212      813,845     393,393
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (21,432,974)  (13,537,505)  (33,864,028)    (322,355)     (50,964)     (4,707)
   Net transfers between subaccounts               --            --            --           --           --          --
                                         ------------  ------------  ------------   ----------   ----------    --------
Net increase (decrease) in assets from
  principal transactions                   27,733,867    10,073,869       973,511    2,477,857      762,881     388,686
                                         ------------  ------------  ------------   ----------   ----------    --------
Total increase (decrease) in assets        27,511,893    10,238,879     2,172,876    2,522,498      805,402     391,323

Assets, beginning of period                10,238,879            --     2,522,498           --      391,323          --
                                         ------------  ------------  ------------   ----------   ----------    --------
Assets, end of period                    $ 37,750,772  $ 10,238,879  $  4,695,374   $2,522,498   $1,196,725    $391,323
                                         ============  ============  ============   ==========   ==========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ------------------------------------------------
                                             Core Equity Trust        CSI Equity Trust
                                         -------------------------- ---------------------
                                          Year Ended   Year Ended   Year Ended Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05
                                         -----------  ------------- ---------- ----------
Income:
   Dividends                             $   118,650           --    $  2,501   $  4,190
Expenses:
   Mortality and expense risk                  1,614          276          --         --
                                         -----------   ----------    --------   --------
Net investment income (loss)                 117,036         (276)      2,501      4,190
   Net realized gain (loss)                   (4,140)         789         732      4,305
   Change in unrealized appreciation
     (depreciation) during the period        112,879       95,268      27,534       (610)
                                         -----------   ----------    --------   --------
Net increase (decrease) in assets from
  operations                                 225,775       95,781      30,767      7,885
                                         -----------   ----------    --------   --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             5,973,138    1,432,508         852     63,902
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (4,405,767)    (208,247)     (3,266)   (34,376)
   Net transfers between subaccounts              --           --          --         --
                                         -----------   ----------    --------   --------
Net increase (decrease) in assets from
  principal transactions                   1,567,371    1,224,261      (2,414)    29,526
                                         -----------   ----------    --------   --------
Total increase (decrease) in assets        1,793,146    1,320,042      28,353     37,411

Assets, beginning of period                1,320,042           --     173,243    135,832
                                         -----------   ----------    --------   --------
Assets, end of period                    $ 3,113,188   $1,320,042    $201,596   $173,243
                                         ===========   ==========    ========   ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(m) Terminated as an investment option and funds transferred to Large Cap Growth Trust Series 0 on May 2, 2005.

See accompanying notes.

                                                                       Sub-Account
                                         ------------------------------------------------------------------------
                                           Dynamic Growth Trust   Earnings Growth Trust   Emerging Growth Trust
                                         ------------------------ --------------------- -------------------------
                                         Year Ended  Year Ended        Year Ended       Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 ##    Dec. 31/05 (m)     Dec. 31/06  Dec. 31/05 ##
                                         ---------- ------------- --------------------- ----------  -------------
Income:
   Dividends                                    --            --      $    411,364      $  303,611          --
Expenses:
   Mortality and expense risk                1,036         2,793            23,536           3,165         461
                                         ---------  ------------      ------------      ----------    --------
Net investment income (loss)                (1,036)       (2,793)          387,828         300,446        (461)
   Net realized gain (loss)                    765        66,661         4,189,892        (133,290)          9
   Change in unrealized appreciation
     (depreciation) during the period       30,112         1,305        (6,119,180)       (138,493)      8,485
                                         ---------  ------------      ------------      ----------    --------
Net increase (decrease) in assets from
  operations                                29,841        65,173        (1,541,460)         28,663       8,033
                                         ---------  ------------      ------------      ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             262,788    16,051,501         2,197,357       2,809,284     254,571
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (149,046)  (15,806,661)      (32,183,669)       (706,764)       (465)
   Net transfers between subaccounts            --            --                --              --          --
                                         ---------  ------------      ------------      ----------    --------
Net increase (decrease) in assets from
  principal transactions                   113,742       244,840       (29,986,312)      2,102,520     254,106
                                         ---------  ------------      ------------      ----------    --------
Total increase (decrease) in assets        143,583       310,013       (31,527,772)      2,131,183     262,139

Assets, beginning of period                310,013            --        31,527,772         262,139          --
                                         ---------  ------------      ------------      ----------    --------
Assets, end of period                    $ 453,596  $    310,013                --      $2,393,322    $262,139
                                         =========  ============      ============      ==========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                             Sub-Account
                                         ----------------------------------------------------
                                          Emerging Small Company
                                                  Trust               Equity-Income Trust
                                         ------------------------ ---------------------------
                                         Year Ended  Year Ended    Year Ended    Year Ended
                                         Dec. 31/06 Dec. 31/05 ##  Dec. 31/06   Dec. 31/05 ##
                                         ---------- ------------- ------------  -------------
Income:
   Dividends                              $  8,314          --    $ 14,934,283            --
Expenses:
   Mortality and expense risk                  467         106         260,416       189,995
                                          --------    --------    ------------  ------------
Net investment income (loss)                 7,847        (106)     14,673,867      (189,995)
   Net realized gain (loss)                  4,338          48       5,362,248     2,037,229
   Change in unrealized appreciation
     (depreciation) during the period      (11,198)      6,548      13,782,282    11,144,815
                                          --------    --------    ------------  ------------
Net increase (decrease) in assets from
  operations                                   987       6,490      33,818,397    12,992,049
                                          --------    --------    ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             225,515      99,285      54,897,610   248,074,683
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (88,423)     (1,293)    (77,944,648)  (72,112,358)
   Net transfers between subaccounts            --          --              --            --
                                          --------    --------    ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   137,092      97,992     (23,047,038)  175,962,325
                                          --------    --------    ------------  ------------
Total increase (decrease) in assets        138,079     104,482      10,771,359   188,954,374

Assets, beginning of period                104,482          --     188,954,374            --
                                          --------    --------    ------------  ------------
Assets, end of period                     $242,561    $104,482    $199,725,733  $188,954,374
                                          ========    ========    ============  ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
xx Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005.
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005.

See accompanying notes.

                                                        Sub-Account
                                         ------------------------------------------
                                         Fidelity VIP  Fidelity VIP II Fidelity VIP
                                          Growth (SC)    Contrafund    II Overseas
                                             Trust       (SC) Trust     (SC) Trust
                                         ------------- --------------- ------------
                                          Year Ended     Year Ended     Year Ended
                                         Dec. 31/05 xx Dec. 31/05 xxxx Dec. 31/05 ^
                                         ------------- --------------- ------------
Income:
   Dividends                             $     52,517   $     97,061   $    35,431
Expenses:
   Mortality and expense risk                   3,674         16,573         2,386
                                         ------------   ------------   -----------
Net investment income (loss)                   48,843         80,488        33,045
   Net realized gain (loss)                   349,893      5,097,919       173,167
   Change in unrealized appreciation
     (depreciation) during the period      (1,329,618)    (6,511,456)     (493,736)
                                         ------------   ------------   -----------
Net increase (decrease) in assets from
  operations                                 (930,882)    (1,333,049)     (287,524)
                                         ------------   ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              2,075,810     10,445,128     3,765,187
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (15,215,611)   (50,963,939)   (7,450,522)
   Net transfers between subaccounts               --             --            --
                                         ------------   ------------   -----------
Net increase (decrease) in assets from
  principal transactions                  (13,139,801)   (40,518,811)   (3,685,335)
                                         ------------   ------------   -----------
Total increase (decrease) in assets       (14,070,683)   (41,851,860)   (3,972,859)

Assets, beginning of period                14,070,683     41,851,860     3,972,859
                                         ------------   ------------   -----------
Assets, end of period                              --             --            --
                                         ============   ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         -----------------------------------------------------
                                         Financial Industries Trust  Financial Services Trust
                                         -------------------------- --------------------------
                                                 Year Ended          Year Ended   Year Ended
                                               Dec. 31/05 ^^         Dec. 31/06  Dec. 31/05 ##
                                         -------------------------- -----------  -------------
Income:
   Dividends                                    $    32,111         $     7,435           --
Expenses:
   Mortality and expense risk                         1,529               6,340        2,634
                                                -----------         -----------   ----------
Net investment income (loss)                         30,582               1,095       (2,634)
   Net realized gain (loss)                           1,863             277,563        7,371
   Change in unrealized appreciation
     (depreciation) during the period              (118,880)            170,400      169,610
                                                -----------         -----------   ----------
Net increase (decrease) in assets from
  operations                                        (86,435)            449,058      174,347
                                                -----------         -----------   ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                      229,995           2,307,048    1,548,438
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                       (1,349,492)         (2,412,184)    (190,129)
   Net transfers between subaccounts                     --                  --           --
                                                -----------         -----------   ----------
Net increase (decrease) in assets from
  principal transactions                         (1,119,497)           (105,136)   1,358,309
                                                -----------         -----------   ----------
Total increase (decrease) in assets              (1,205,932)            343,922    1,532,656

Assets, beginning of period                       1,205,932           1,532,656           --
                                                -----------         -----------   ----------
Assets, end of period                                    --         $ 1,876,578   $1,532,656
                                                ===========         ===========   ==========

--------
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^^^ Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2005.

See accompanying notes.

                                                                      Sub-Account
                                         ----------------------------------------------------------------------
                                              Frontier Capital         Fundamental       Fundamental Value
                                             Appreciation Trust        Value Trust         Trust Series 0
                                         --------------------------  --------------- --------------------------
                                          Year Ended    Year Ended     Year Ended     Year Ended   Year Ended
                                          Dec. 31/06    Dec. 31/05   Dec. 31/05 ^^^^  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------  --------------- -----------  -------------
Income:
   Dividends                             $  5,852,350  $  4,137,012   $  2,404,272   $   210,496            --
Expenses:
   Mortality and expense risk                  27,071        31,588         27,335         2,179           592
                                         ------------  ------------   ------------   -----------   -----------
Net investment income (loss)                5,825,279     4,105,424      2,376,937       208,317          (592)
   Net realized gain (loss)                 3,314,966     5,772,456      4,758,495       416,761         7,915
   Change in unrealized appreciation
     (depreciation) during the period        (103,272)   (3,668,668)    (7,469,165)      251,446       444,731
                                         ------------  ------------   ------------   -----------   -----------
Net increase (decrease) in assets from
  operations                                9,036,973     6,209,212       (333,733)      876,524       452,054
                                         ------------  ------------   ------------   -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             42,338,031    34,725,452      4,998,311     7,110,177     6,857,519
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (42,009,190)  (55,830,379)   (49,651,088)   (6,357,098)   (1,825,294)
   Net transfers between subaccounts               --            --             --            --            --
                                         ------------  ------------   ------------   -----------   -----------
Net increase (decrease) in assets from
  principal transactions                      328,841   (21,104,927)   (44,652,777)      753,079     5,032,225
                                         ------------  ------------   ------------   -----------   -----------
Total increase (decrease) in assets         9,365,814   (14,895,715)   (44,986,510)    1,629,603     5,484,279

Assets, beginning of period                54,634,834    69,530,549     44,986,510     5,484,279            --
                                         ------------  ------------   ------------   -----------   -----------
Assets, end of period                    $ 64,000,648  $ 54,634,834             --   $ 7,113,882   $ 5,484,279
                                         ============  ============   ============   ===========   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                         -------------------------------------------
                                          Global Allocation Trust  Global Bond Trust
                                         ------------------------- -----------------
                                         Year Ended   Year Ended      Year Ended
                                         Dec. 31/06  Dec. 31/05 ##   Dec. 31/05 $
                                         ----------  ------------- -----------------
Income:
   Dividends                             $    6,392          --      $    932,316
Expenses:
   Mortality and expense risk                   895         248            18,142
                                         ----------    --------      ------------
Net investment income (loss)                  5,497        (248)          914,174
   Net realized gain (loss)                  29,768          94           766,957
   Change in unrealized appreciation
     (depreciation) during the period        51,248      22,278        (2,127,575)
                                         ----------    --------      ------------
Net increase (decrease) in assets from
  operations                                 86,513      22,124          (446,444)
                                         ----------    --------      ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            1,548,431     395,366        14,077,949
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (978,849)     (2,678)      (44,158,077)
   Net transfers between subaccounts             --          --                --
                                         ----------    --------      ------------
Net increase (decrease) in assets from
  principal transactions                    569,582     392,688       (30,080,128)
                                         ----------    --------      ------------
Total increase (decrease) in assets         656,095     414,812       (30,526,572)

Assets, beginning of period                 414,812          --        30,526,572
                                         ----------    --------      ------------
Assets, end of period                    $1,070,907    $414,812                --
                                         ==========    ========      ============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
$ Terminated as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005.
(a) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust. #### Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

See accompanying notes.

                                                                             Sub-Account
                                         ------------------------------------------------------------------------------------
                                         Global Bond Trust Series 0        Global Trust            Growth & Income Trust
                                         --------------------------- ------------------------- ------------------------------
                                          Year Ended    Year Ended   Year Ended   Year Ended     Year Ended     Year Ended
                                          Dec. 31/06   Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ## Dec. 31/06 (a) Dec. 31/05 ####
                                         ------------  ------------- ----------  ------------- -------------- ---------------
Income:
   Dividends                             $    341,023            --  $   13,139          --    $  11,749,126   $  8,004,217
Expenses:
   Mortality and expense risk                  51,007        36,986       1,068         265          563,784        679,439
                                         ------------  ------------  ----------    --------    -------------   ------------
Net investment income (loss)                  290,016       (36,986)     12,071        (265)      11,185,342      7,324,778
   Net realized gain (loss)                  (419,339)     (363,022)     34,230          49       (5,874,051)    (3,347,220)
   Change in unrealized appreciation
     (depreciation) during the period       1,460,277    (1,593,140)    135,574      18,278        9,623,958     10,853,274
                                         ------------  ------------  ----------    --------    -------------   ------------
Net increase (decrease) in assets from
  operations                                1,330,954    (1,993,148)    181,875      18,062       14,935,249     14,830,832
                                         ------------  ------------  ----------    --------    -------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             22,486,924    50,710,122   1,121,708     375,043       11,092,512     17,773,731
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (25,343,788)  (21,165,568)   (384,568)    (25,799)    (107,775,462)   (24,794,380)
   Net transfers between subaccounts               --            --          --          --               --             --
                                         ------------  ------------  ----------    --------    -------------   ------------
Net increase (decrease) in assets from
  principal transactions                   (2,856,864)   29,544,554     737,140     349,244      (96,682,950)    (7,020,649)
                                         ------------  ------------  ----------    --------    -------------   ------------
Total increase (decrease) in assets        (1,525,910)   27,551,406     919,015     367,306      (81,747,701)     7,810,183

Assets, beginning of period                27,551,406            --     367,306          --      184,911,934    177,101,751
                                         ------------  ------------  ----------    --------    -------------   ------------
Assets, end of period                    $ 26,025,496  $ 27,551,406  $1,286,321    $367,306    $ 103,164,233   $184,911,934
                                         ============  ============  ==========    ========    =============   ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         ----------------------------------------------------
                                         Health Sciences Trust Health Sciences Trust Series 0
                                         --------------------- ------------------------------
                                              Year Ended        Year Ended      Year Ended
                                            Dec. 31/05 ^^^      Dec. 31/06     Dec. 31/05 ##
                                         --------------------- -------------  ---------------
Income:
   Dividends                                  $   474,537      $    616,485             --
Expenses:
   Mortality and expense risk                       2,414            13,938          8,433
                                              -----------      ------------    -----------
Net investment income (loss)                      472,123           602,547         (8,433)
   Net realized gain (loss)                      (159,697)          302,461        174,549
   Change in unrealized appreciation
     (depreciation) during the period            (488,540)         (453,493)       875,841
                                              -----------      ------------    -----------
Net increase (decrease) in assets from
  operations                                     (176,114)          451,515      1,041,957
                                              -----------      ------------    -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  1,207,493         5,641,353      7,736,637
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                     (5,020,821)       (5,522,856)    (3,456,236)
   Net transfers between subaccounts                   --                --             --
                                              -----------      ------------    -----------
Net increase (decrease) in assets from
  principal transactions                       (3,813,328)          118,497      4,280,401
                                              -----------      ------------    -----------
Total increase (decrease) in assets            (3,989,442)          570,012      5,322,358

Assets, beginning of period                     3,989,442         5,322,358             --
                                              -----------      ------------    -----------
Assets, end of period                                  --       $ 5,892,370    $ 5,322,358
                                              ===========      ============    ===========

--------
^^^ Terminated as an investment option and funds transferred to Health Sciences
    Trust Series 0 on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
+++ Terminated as an investment option and funds transferred to High Yield
    Trust on May 2, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ---------------------------------------------------------------------------
                                         High Yield Bond Trust      High Yield Trust         Income & Value Trust
                                         --------------------- --------------------------- -------------------------
                                              Year Ended        Year Ended    Year Ended   Year Ended   Year Ended
                                            Dec. 31/05 +++      Dec. 31/06   Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##
                                         --------------------- ------------  ------------- ----------  -------------
Income:
   Dividends                                 $    391,033      $  1,170,394            --  $   31,465          --
Expenses:
   Mortality and expense risk                      11,598            36,488        23,630         788         207
                                             ------------      ------------   -----------  ----------    --------
Net investment income (loss)                      379,435         1,133,906       (23,630)     30,677        (207)
   Net realized gain (loss)                      (305,487)          157,586       282,828      34,401          22
   Change in unrealized appreciation
     (depreciation) during the period            (572,796)          497,856       764,523      52,219      15,811
                                             ------------      ------------   -----------  ----------    --------
Net increase (decrease) in assets from
  operations                                     (498,848)        1,789,348     1,023,721     117,297      15,626
                                             ------------      ------------   -----------  ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  3,821,366        10,494,096    25,477,472   1,386,619     567,621
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (23,821,756)      (10,449,512)   (8,808,703)   (684,470)    (74,059)
   Net transfers between subaccounts                   --                --            --          --          --
                                             ------------      ------------   -----------  ----------    --------
Net increase (decrease) in assets from
  principal transactions                      (20,000,390)           44,584    16,668,769     702,149     493,562
                                             ------------      ------------   -----------  ----------    --------
Total increase (decrease) in assets           (20,499,238)        1,833,932    17,692,490     819,446     509,188

Assets, beginning of period                    20,499,238        17,692,490            --     509,188          --
                                             ------------      ------------   -----------  ----------    --------
Assets, end of period                                  --      $ 19,526,422   $17,692,490  $1,328,634    $509,188
                                             ============      ============   ===========  ==========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                 Sub-Account
                                         ---------------------------------------------------------------
                                           International Core Trust   International Equity Index Trust B
                                         ---------------------------- ----------------------------------
                                           Year Ended    Year Ended     Year Ended          Year Ended
                                         Dec. 31/06 (c) Dec. 31/05 ##   Dec. 31/06          Dec. 31/05
                                         -------------- ------------- ----------------  ----------------
Income:
   Dividends                              $   122,210            --   $    1,377,621     $  6,314,915
Expenses:
   Mortality and expense risk                   4,599            35          141,431          127,652
                                          -----------     ---------    --------------    ------------
Net investment income (loss)                  117,611           (35)       1,236,190        6,187,263
   Net realized gain (loss)                   (43,404)           93        6,516,837        4,926,693
   Change in unrealized appreciation
     (depreciation) during the period         328,758        11,533       14,221,163          436,610
                                          -----------     ---------    --------------    ------------
Net increase (decrease) in assets from
  operations                                  402,965        11,591       21,974,190       11,550,566
                                          -----------     ---------    --------------    ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             14,678,164       593,541       48,518,993       42,211,487
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (5,356,137)       (4,838)     (39,886,877)     (31,739,882)
   Net transfers between subaccounts               --            --               --               --
                                          -----------     ---------    --------------    ------------
Net increase (decrease) in assets from
  principal transactions                    9,322,027       588,703        8,632,116       10,471,605
                                          -----------     ---------    --------------    ------------
Total increase (decrease) in assets         9,724,992       600,294       30,606,306       22,022,171

Assets, beginning of period                   600,294            --       79,958,163       57,935,992
                                          -----------     ---------    --------------    ------------
Assets, end of period                     $10,325,286     $ 600,294    $ 110,564,469     $ 79,958,163
                                          ===========     =========    ==============    ============

--------
(c) Renamed on May 1, 2006. Formerly known as International Stock Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                       Sub-Account
                                    ------------------------------------------------------------------------------------------
                                    International Opportunities Trust International Small Cap Trust International Value Trust
                                    --------------------------------  ----------------------------  --------------------------
                                      Year Ended      Year Ended       Year Ended     Year Ended     Year Ended   Year Ended
                                      Dec. 31/06     Dec. 31/05 ##     Dec. 31/06    Dec. 31/05 ##   Dec. 31/06  Dec. 31/05 ##
                                    ---------------  -------------    ------------   -------------  -----------  -------------
Income:
   Dividends                        $    332,825              --      $     35,562            --    $   389,889            --
Expenses:
   Mortality and expense risk              5,953             586             4,126            93         12,618         2,014
                                     ------------     ----------      ------------    ----------    -----------   -----------
Net investment income (loss)             326,872            (586)           31,436           (93)       377,271        (2,014)
   Net realized gain (loss)              433,983           4,280           139,955         1,516        341,785        37,213
   Change in unrealized
     appreciation (depreciation)
     during the period                   408,662         380,017           491,317        28,970      1,747,035       237,428
                                     ------------     ----------      ------------    ----------    -----------   -----------
Net increase (decrease) in assets
  from operations                      1,169,517         383,711           662,708        30,393      2,466,091       272,627
                                     ------------     ----------      ------------    ----------    -----------   -----------
Changes from principal
  transactions:
   Net premiums from policyholders
     and transfers to policy loans    10,101,641       4,179,363         6,297,802     1,180,592     20,168,315     5,970,616
   Transfer to policyholders for
     benefits, terminations and
     policy loans                     (9,212,654)       (388,521)       (3,751,221)     (227,814)    (9,380,411)   (2,566,954)
   Net transfers between
     subaccounts                              --              --                --            --             --            --
                                     ------------     ----------      ------------    ----------    -----------   -----------
Net increase (decrease) in assets
  from principal transactions            888,987       3,790,842         2,546,581       952,778     10,787,904     3,403,662
                                     ------------     ----------      ------------    ----------    -----------   -----------
Total increase (decrease) in assets    2,058,504       4,174,553         3,209,289       983,171     13,253,995     3,676,289

Assets, beginning of period            4,174,553              --           983,171            --      3,676,289            --
                                     ------------     ----------      ------------    ----------    -----------   -----------
Assets, end of period                $ 6,233,057      $4,174,553       $ 4,192,460    $  983,171    $16,930,284   $ 3,676,289
                                     ============     ==========      ============    ==========    ===========   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ------------------------------------------------
                                             Investment Quality      Janus Aspen Global
                                                 Bond Trust         Technology (SC) Trust
                                         -------------------------- ---------------------
                                          Year Ended   Year Ended        Year Ended
                                          Dec. 31/06  Dec. 31/05 ##    Dec. 31/05 xxxx
                                         -----------  ------------- ---------------------
Income:
   Dividends                             $    24,464          --                 --
Expenses:
   Mortality and expense risk                 41,906         106                793
                                         -----------    --------         ----------
Net investment income (loss)                 (17,442)       (106)              (793)
   Net realized gain (loss)                      629          10            (48,387)
   Change in unrealized appreciation
     (depreciation) during the period        523,791       1,258            (70,379)
                                         -----------    --------         ----------
Net increase (decrease) in assets from
  operations                                 506,978       1,162           (119,559)
                                         -----------    --------         ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            24,160,578     129,260            545,695
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,618,794)     (8,405)        (1,544,331)
   Net transfers between subaccounts              --          --                 --
                                         -----------    --------         ----------
Net increase (decrease) in assets from
  principal transactions                  22,541,784     120,855           (998,636)
                                         -----------    --------         ----------
Total increase (decrease) in assets       23,048,762     122,017         (1,118,195)

Assets, beginning of period                  122,017          --          1,118,195
                                         -----------    --------         ----------
Assets, end of period                    $23,170,779    $122,017                 --
                                         ===========    ========         ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
xxxx Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index B Trust on May 2, 2005.
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005.
(b) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

                                                                    Sub-Account
                                         -----------------------------------------------------------------
                                         Janus Aspen Worldwide   Large Cap             Large Cap
                                           Growth (SC) Trust    Growth Trust     Growth Trust Series 0
                                         --------------------- -------------  ----------------------------
                                              Year Ended         Year Ended     Year Ended    Year Ended
                                             Dec. 31/05 ^       Dec. 31/05 x  Dec. 31/06 (b) Dec. 31/05 ##
                                         --------------------- -------------  -------------- -------------
Income:
   Dividends                                          --       $      47,047   $    158,200            --
Expenses:
   Mortality and expense risk                      1,280              77,097         24,508        49,721
                                              ----------       -------------   ------------   -----------
Net investment income (loss)                      (1,280)            (30,050)       133,692       (49,721)
   Net realized gain (loss)                      101,703          (9,362,777)     2,414,585       380,793
   Change in unrealized appreciation
     (depreciation) during the period           (221,645)          3,473,255     (1,752,392)    1,752,345
                                              ----------       -------------   ------------   -----------
Net increase (decrease) in assets from
  operations                                    (121,222)         (5,919,572)       795,885     2,083,417
                                              ----------       -------------   ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                   366,254           6,439,676      3,570,177    42,175,211
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (3,437,447)       (103,200,605)   (39,087,459)   (9,537,231)
   Net transfers between subaccounts                  --                  --             --            --
                                              ----------       -------------   ------------   -----------
Net increase (decrease) in assets from
  principal transactions                      (3,071,193)        (96,760,929)   (35,517,282)   32,637,980
                                              ----------       -------------   ------------   -----------
Total increase (decrease) in assets           (3,192,415)       (102,680,501)   (34,721,397)   34,721,397

Assets, beginning of period                    3,192,415         102,680,501     34,721,397            --
                                              ----------       -------------   ------------   -----------
Assets, end of period                                 --                  --             --   $34,721,397
                                              ==========       =============   ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ------------------------------------------------
                                              Large Cap Trust       Large Cap Value Trust
                                         -------------------------- ---------------------
                                          Year Ended   Year Ended        Year Ended
                                          Dec. 31/06  Dec. 31/05 ##    Dec. 31/05 ^^^^
                                         -----------  ------------- ---------------------
Income:
   Dividends                             $     4,341          --        $   4,890,119
Expenses:
   Mortality and expense risk                    405          11               69,020
                                         -----------     -------        -------------
Net investment income (loss)                   3,936         (11)           4,821,099
   Net realized gain (loss)                   44,622          --           10,089,343
   Change in unrealized appreciation
     (depreciation) during the period         18,246       2,075          (19,612,704)
                                         -----------     -------        -------------
Net increase (decrease) in assets from
  operations                                  66,804       2,064           (4,702,262)
                                         -----------     -------        -------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             1,274,040      74,209           20,246,659
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,059,952)       (721)        (181,892,758)
   Net transfers between subaccounts              --          --                   --
                                         -----------     -------        -------------
Net increase (decrease) in assets from
  principal transactions                     214,088      73,488         (161,646,099)
                                         -----------     -------        -------------
Total increase (decrease) in assets          280,892      75,552         (166,348,361)

Assets, beginning of period                   75,552          --          166,348,361
                                         -----------     -------        -------------
Assets, end of period                    $   356,444     $75,552                   --
                                         ===========     =======        =============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^^^ Terminated as an investment option and funds transferred to Equity Income Trust Series 0 on May 2, 2005.
(d)   Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(e)   Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.

See accompanying notes.

                                                                              Sub-Account
                                         ----------------------------------------------------------------------------------------
                                         Large Cap Value Trust Series 0  Lifestyle Aggressive Trust    Lifestyle Balanced Trust
                                         ------------------------------ ---------------------------- ----------------------------
                                           Year Ended     Year Ended      Year Ended    Year Ended     Year Ended    Year Ended
                                           Dec. 31/06    Dec. 31/05 ##  Dec. 31/06 (d) Dec. 31/05 ## Dec. 31/06 (e) Dec. 31/05 ##
                                         --------------  -------------- -------------- ------------- -------------- -------------
Income:
   Dividends                             $  2,025,004              --    $   443,282     $    101     $   745,904    $    1,098
Expenses:
   Mortality and expense risk                  14,500           3,894          6,632          125           7,489           110
                                          ------------   ------------    -----------     --------     -----------    ----------
Net investment income (loss)                2,010,504          (3,894)       436,650          (24)        738,415           988
   Net realized gain (loss)                  (561,700)       (517,600)      (129,445)         266          31,889         1,191
   Change in unrealized appreciation
     (depreciation) during the period         402,911         341,588        115,678       27,536         232,915        45,528
                                          ------------   ------------    -----------     --------     -----------    ----------
Net increase (decrease) in assets from
  operations                                1,851,715        (179,906)       422,883       27,778       1,003,219        47,707
                                          ------------   ------------    -----------     --------     -----------    ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             13,831,034      41,639,129      7,263,456      533,686      12,733,550     1,960,286
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (25,904,012)    (18,813,943)    (3,357,973)     (21,196)     (3,126,132)      (49,241)
   Net transfers between subaccounts               --              --             --           --              --            --
                                          ------------   ------------    -----------     --------     -----------    ----------
Net increase (decrease) in assets from
  principal transactions                  (12,072,978)     22,825,186      3,905,483      512,490       9,607,418     1,911,045
                                          ------------   ------------    -----------     --------     -----------    ----------
Total increase (decrease) in assets       (10,221,263)     22,645,280      4,328,366      540,268      10,610,637     1,958,752

Assets, beginning of period                22,645,280              --        540,268           --       1,958,752            --
                                          ------------   ------------    -----------     --------     -----------    ----------
Assets, end of period                    $ 12,424,017    $ 22,645,280    $ 4,868,634     $540,268     $12,569,389    $1,958,752
                                          ============   ============    ===========     ========     ===========    ==========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                Sub-Account
                                         ---------------------------------------------------------
                                         Lifestyle Conservative Trust    Lifestyle Growth Trust
                                         ---------------------------- ----------------------------
                                           Year Ended    Year Ended     Year Ended    Year Ended
                                         Dec. 31/06 (h) Dec. 31/05 ## Dec. 31/06 (f) Dec. 31/05 ##
                                         -------------- ------------- -------------- -------------
Income:
   Dividends                               $  103,448           --     $ 2,451,721    $     5,619
Expenses:
   Mortality and expense risk                     373          127          35,621          1,842
                                           ----------     --------     -----------    -----------
Net investment income (loss)                  103,075         (127)      2,416,100          3,777
   Net realized gain (loss)                    (3,769)          72         (31,384)         1,718
   Change in unrealized appreciation
     (depreciation) during the period          17,116       10,718         458,191        360,700
                                           ----------     --------     -----------    -----------
Net increase (decrease) in assets from
  operations                                  116,422       10,663       2,842,907        366,195
                                           ----------     --------     -----------    -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              1,371,767      776,087      23,567,421     11,272,824
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                   (576,308)     (25,156)     (5,575,272)    (1,750,628)
   Net transfers between subaccounts               --           --              --             --
                                           ----------     --------     -----------    -----------
Net increase (decrease) in assets from
  principal transactions                      795,459      750,931      17,992,149      9,522,196
                                           ----------     --------     -----------    -----------
Total increase (decrease) in assets           911,881      761,594      20,835,056      9,888,391

Assets, beginning of period                   761,594           --       9,888,391             --
                                           ----------     --------     -----------    -----------
Assets, end of period                      $1,673,475     $761,594     $30,723,447    $ 9,888,391
                                           ==========     ========     ===========    ===========

--------
(h) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
xx Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.

See accompanying notes.

                                                                             Sub-Account
                                         ------------------------------------------------------------------------------------
                                                                                                   MFS Investors Growth Stock
                                           Lifestyle Moderate Trust          Managed Trust             Series (IC) Trust
                                         ---------------------------- ---------------------------  --------------------------
                                           Year Ended    Year Ended     Year Ended    Year Ended           Year Ended
                                         Dec. 31/06 (g) Dec. 31/05 ##   Dec. 31/06    Dec. 31/05         Dec. 31/05 xx
                                         -------------- ------------- -------------  ------------  --------------------------
Income:
   Dividends                               $   28,124           --    $  14,883,429  $  4,787,911         $    12,459
Expenses:
   Mortality and expense risk                   1,009           52          675,369       938,229                 914
                                           ----------     --------    -------------  ------------         -----------
Net investment income (loss)                   27,115          (52)      14,208,060     3,849,682              11,545
   Net realized gain (loss)                      (118)         123      (10,847,348)       44,809             141,741
   Change in unrealized appreciation
     (depreciation) during the period           5,485        5,458        1,615,416        81,020            (376,635)
                                           ----------     --------    -------------  ------------         -----------
Net increase (decrease) in assets from
  operations                                   32,482        5,529        4,976,128     3,975,511            (223,349)
                                           ----------     --------    -------------  ------------         -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              1,240,169      336,968        6,600,630    14,726,988             454,315
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                   (780,575)     (18,192)    (142,536,722)  (15,698,894)         (3,638,815)
   Net transfers between subaccounts               --           --               --            --                  --
                                           ----------     --------    -------------  ------------         -----------
Net increase (decrease) in assets from
  principal transactions                      459,594      318,776     (135,936,092)     (971,906)         (3,184,500)
                                           ----------     --------    -------------  ------------         -----------
Total increase (decrease) in assets           492,076      324,305     (130,959,964)    3,003,605          (3,407,849)

Assets, beginning of period                   324,305           --      186,585,175   183,581,570           3,407,849
                                           ----------     --------    -------------  ------------         -----------
Assets, end of period                      $  816,381     $324,305    $  55,625,211  $186,585,175                  --
                                           ==========     ========    =============  ============         ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         ------------------------------------------------------
                                         MFS New Discovery Series (IC) MFS Research Series (IC)
                                                     Trust                      Trust
                                         ----------------------------- ------------------------
                                                  Year Ended                  Year Ended
                                                Dec. 31/05 xxx             Dec. 31/05 xxxx
                                         ----------------------------- ------------------------
Income:
   Dividends                                               --                 $   2,503
Expenses:
   Mortality and expense risk                           2,823                       239
                                                  -----------                 ---------
Net investment income (loss)                           (2,823)                    2,264
   Net realized gain (loss)                           680,830                    15,672
   Change in unrealized appreciation
     (depreciation) during the period              (2,043,111)                  (37,939)
                                                  -----------                 ---------
Net increase (decrease) in assets from
  operations                                       (1,365,104)                  (20,003)
                                                  -----------                 ---------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                        330,646                   278,342
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                         (9,263,568)                 (533,513)
   Net transfers between subaccounts                       --                        --
                                                  -----------                 ---------
Net increase (decrease) in assets from
  principal transactions                           (8,932,922)                 (255,171)
                                                  -----------                 ---------
Total increase (decrease) in assets               (10,298,026)                 (275,174)

Assets, beginning of period                        10,298,026                   275,174
                                                  -----------                 ---------
Assets, end of period                                      --                        --
                                                  ===========                 =========

--------
xxx Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005.
xxxx Terminated as an investment option and funds transferred Prfto Total Stock Market Index Trust on May 2, 2005.
(j) Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
### Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ----------------------------------------------------------------------------
                                              Mid Cap Core Trust      Mid Cap Growth Trust    Mid Cap Index Trust
                                         ---------------------------- -------------------- --------------------------
                                           Year Ended    Year Ended        Year Ended       Year Ended   Year Ended
                                         Dec. 31/06 (j) Dec. 31/05 ##    Dec. 31/05 ###     Dec. 31/06  Dec. 31/05 ##
                                         -------------- ------------- -------------------- -----------  -------------
Income:
   Dividends                              $ 1,872,393            --       $  1,245,053     $   307,609            --
Expenses:
   Mortality and expense risk                     646           180             23,109           4,201         1,645
                                          -----------    ----------       ------------     -----------   -----------
Net investment income (loss)                1,871,747          (180)         1,221,944         303,408        (1,645)
   Net realized gain (loss)                (1,816,653)        7,695         (2,785,082)        327,410        46,182
   Change in unrealized appreciation
     (depreciation) during the period         (39,811)       39,796         (2,167,164)        (81,758)      449,125
                                          -----------    ----------       ------------     -----------   -----------
Net increase (decrease) in assets from
  operations                                   15,283        47,311         (3,730,302)        549,060       493,662
                                          -----------    ----------       ------------     -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              8,915,303     1,509,961         11,797,492      17,392,638     6,510,338
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (9,633,460)     (854,398)       (55,462,566)     (5,279,516)   (2,055,106)
   Net transfers between subaccounts               --            --                 --              --            --
                                          -----------    ----------       ------------     -----------   -----------
Net increase (decrease) in assets from
  principal transactions                     (718,157)      655,563        (43,665,074)     12,113,122     4,455,232
                                          -----------    ----------       ------------     -----------   -----------
Total increase (decrease) in assets          (702,874)      702,874        (47,395,376)     12,662,182     4,948,894

Assets, beginning of period                   702,874            --         47,395,376       4,948,894            --
                                          -----------    ----------       ------------     -----------   -----------
Assets, end of period                              --    $  702,874                 --     $17,611,076   $ 4,948,894
                                          ===========    ==========       ============     ===========   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                             Mid Cap Stock Trust        Mid Cap Value Trust
                                         --------------------------- --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- -----------  -------------
Income:
   Dividends                             $  2,834,744            --  $ 1,302,780            --
Expenses:
   Mortality and expense risk                  86,340        54,670        6,668         2,377
                                         ------------  ------------  -----------   -----------
Net investment income (loss)                2,748,404       (54,670)   1,296,112        (2,377)
   Net realized gain (loss)                 3,478,941     2,303,750      (47,574)       37,349
   Change in unrealized appreciation
     (depreciation) during the period         698,014     8,263,934     (281,131)      415,909
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  operations                                6,925,359    10,513,014      967,407       450,881
                                         ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             46,170,550    77,504,679    4,930,457    10,433,433
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (60,108,978)  (22,409,774)  (5,447,007)   (2,999,637)
   Net transfers between subaccounts               --            --           --            --
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                  (13,938,428)   55,094,905     (516,550)    7,433,796
                                         ------------  ------------  -----------   -----------
Total increase (decrease) in assets        (7,013,069)   65,607,919      450,857     7,884,677

Assets, beginning of period                65,607,919            --    7,884,677            --
                                         ------------  ------------  -----------   -----------
Assets, end of period                    $ 58,594,850  $ 65,607,919  $ 8,335,534   $ 7,884,677
                                         ============  ============  ===========   ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
$$  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.
$$$ Renamed on May 2, 2005. Formerly known as Money Market Trust.

See accompanying notes.

                                                                              Sub-Account
                                         -------------------------------------------------------------------------------------
                                               Mid Value Trust           Money Market Trust B        Natural Resources Trust
                                         --------------------------- ----------------------------- ---------------------------
                                          Year Ended    Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                          Dec. 31/06   Dec. 31/05 $$   Dec. 31/06   Dec. 31/05 $$$  Dec. 31/06   Dec. 31/05 ##
                                         ------------  ------------- -------------  -------------- ------------  -------------
Income:
   Dividends                             $  4,585,194  $    816,284  $   6,650,391  $   4,041,814  $  1,972,186            --
Expenses:
   Mortality and expense risk                  69,024        77,250        201,530        208,517        15,232         1,507
                                         ------------  ------------  -------------  -------------  ------------   -----------
Net investment income (loss)                4,516,170       739,034      6,448,861      3,833,297     1,956,954        (1,507)
   Net realized gain (loss)                 2,045,743     1,109,107             --             --      (172,003)       34,363
   Change in unrealized appreciation
     (depreciation) during the period       4,214,119     1,089,246             --             --      (185,419)      588,157
                                         ------------  ------------  -------------  -------------  ------------   -----------
Net increase (decrease) in assets from
  operations                               10,776,032     2,937,387      6,448,861      3,833,297     1,599,532       621,013
                                         ------------  ------------  -------------  -------------  ------------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             33,404,481    36,592,920    318,479,773    318,041,961    22,844,995     6,953,698
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (39,437,489)  (57,278,902)  (296,758,502)  (325,406,950)  (15,963,819)   (1,866,539)
   Net transfers between subaccounts               --            --             --             --            --            --
                                         ------------  ------------  -------------  -------------  ------------   -----------
Net increase (decrease) in assets from
  principal transactions                   (6,033,008)  (20,685,982)    21,721,271     (7,364,989)    6,881,176     5,087,159
                                         ------------  ------------  -------------  -------------  ------------   -----------
Total increase (decrease) in assets         4,743,024   (17,748,595)    28,170,132     (3,531,692)    8,480,708     5,708,172

Assets, beginning of period                55,105,872    72,854,467    118,842,596    122,374,288     5,708,172            --
                                         ------------  ------------  -------------  -------------  ------------   -----------
Assets, end of period                    $ 59,848,896  $ 55,105,872  $ 147,012,728  $ 118,842,596  $ 14,188,880   $ 5,708,172
                                         ============  ============  =============  =============  ============   ===========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                            Overseas Equity Trust        Pacific Rim Trust
                                         --------------------------- --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 <<  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- -----------  -------------
Income:
   Dividends                             $  3,258,299  $  1,879,958  $    63,382            --
Expenses:
   Mortality and expense risk                 134,012       132,169       10,642         1,038
                                         ------------  ------------  -----------   -----------
Net investment income (loss)                3,124,287     1,747,789       52,740        (1,038)
   Net realized gain (loss)                 6,707,366     4,746,380      514,331        23,971
   Change in unrealized appreciation
     (depreciation) during the period       3,906,916     5,049,460      (61,460)      497,354
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  operations                               13,738,569    11,543,629      505,611       520,287
                                         ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             22,266,141    29,323,146   10,128,906     6,168,866
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (34,827,249)  (38,624,505)  (9,420,702)   (2,239,382)
   Net transfers between subaccounts               --            --           --            --
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                  (12,561,108)   (9,301,359)     708,204     3,929,484
                                         ------------  ------------  -----------   -----------
Total increase (decrease) in assets         1,177,461     2,242,270    1,213,815     4,449,771

Assets, beginning of period                73,153,920    70,911,650    4,449,771            --
                                         ------------  ------------  -----------   -----------
Assets, end of period                    $ 74,331,381  $ 73,153,920  $ 5,663,586   $ 4,449,771
                                         ============  ============  ===========   ===========

--------
<<  Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                         ------------------------------------------------------------------------------
                                         Quantitative All Cap Trust Quantitative Mid Cap Trust Quantitative Value Trust
                                         -------------------------- -------------------------- ------------------------
                                         Year Ended   Year Ended    Year Ended   Year Ended    Year Ended  Year Ended
                                         Dec. 31/06  Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##  Dec. 31/06 Dec. 31/05 ##
                                         ----------  -------------- ----------  -------------  ---------- -------------
Income:
   Dividends                              $ 11,752     $  2,675     $ 243,841           --     $   1,184          --
Expenses:
   Mortality and expense risk                  144           53           580          161            81          13
                                          --------     --------     ---------     --------     ---------     -------
Net investment income (loss)                11,608        2,622       243,261         (161)        1,103         (13)
   Net realized gain (loss)                    (29)         (63)     (129,952)         394         6,597           8
   Change in unrealized appreciation
     (depreciation) during the period           25       (1,184)     (107,669)      15,795        23,518       2,640
                                          --------     --------     ---------     --------     ---------     -------
Net increase (decrease) in assets from
  operations                                11,604        1,375         5,640       16,028        31,218       2,635
                                          --------     --------     ---------     --------     ---------     -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             187,768       53,018       528,320      709,707       504,238      70,272
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                  (4,099)     (13,378)     (750,647)     (55,264)     (228,497)       (529)
   Net transfers between subaccounts            --           --            --           --            --          --
                                          --------     --------     ---------     --------     ---------     -------
Net increase (decrease) in assets from
  principal transactions                   183,669       39,640      (222,327)     654,443       275,741      69,743
                                          --------     --------     ---------     --------     ---------     -------
Total increase (decrease) in assets        195,273       41,015      (216,687)     670,471       306,959      72,378

Assets, beginning of period                 41,015           --       670,471           --        72,378          --
                                          --------     --------     ---------     --------     ---------     -------
Assets, end of period                     $236,288     $ 41,015     $ 453,784     $670,471     $ 379,337     $72,378
                                          ========     ========     =========     ========     =========     =======

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                             Sub-Account
                                         ------------------------------------------------------
                                         Real Estate Equity Trust  Real Estate Securities Trust
                                         ------------------------ -----------------------------
                                                Year Ended         Year Ended     Year Ended
                                               Dec. 31/05 +        Dec. 31/06    Dec. 31/05 ##
                                         ------------------------ ------------   --------------
Income:
   Dividends                                   $  3,063,543       $ 13,490,037             --
Expenses:
   Mortality and expense risk                        22,242             83,679         51,875
                                               ------------       ------------   ------------
Net investment income (loss)                      3,041,301         13,406,358        (51,875)
   Net realized gain (loss)                       6,832,452          2,399,501        882,137
   Change in unrealized appreciation
     (depreciation) during the period           (10,474,485)         8,637,178      6,952,398
                                               ------------       ------------   ------------
Net increase (decrease) in assets from
  operations                                       (600,732)        24,443,037      7,782,660
                                               ------------       ------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                   15,161,294         53,645,325     88,444,865
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                      (67,270,325)       (52,490,832)   (32,518,889)
   Net transfers between subaccounts                     --                 --             --
                                               ------------       ------------   ------------
Net increase (decrease) in assets from
  principal transactions                        (52,109,031)         1,154,493     55,925,976
                                               ------------       ------------   ------------
Total increase (decrease) in assets             (52,709,763)        25,597,530     63,708,636

Assets, beginning of period                      52,709,763         63,708,636             --
                                               ------------       ------------   ------------
Assets, end of period                                    --       $ 89,306,166   $ 63,708,636
                                               ============       ============   ============

--------
+ Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                           Sub-Account
                                         --------------------------------------------------------------------------------
                                           Real Return Bond Trust   Science & Technology Trust    Short-Term Bond Trust
                                         -------------------------- -------------------------- --------------------------
                                          Year Ended   Year Ended   Year Ended   Year Ended     Year Ended    Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##   Dec. 31/06    Dec. 31/05
                                         -----------  ------------- ----------  -------------- ------------  ------------
Income:
   Dividends                             $   146,325           --          --           --     $  1,993,418  $  1,110,758
Expenses:
   Mortality and expense risk                 41,698          778          61           22          274,832        59,867
                                         -----------   ----------   ---------     --------     ------------  ------------
Net investment income (loss)                 104,627         (778)        (61)         (22)       1,718,586     1,050,891
   Net realized gain (loss)                  (42,006)         (35)          4           54         (383,468)     (251,267)
   Change in unrealized appreciation
     (depreciation) during the period       (343,785)     (23,917)      6,172        1,328        2,901,654       601,672
                                         -----------   ----------   ---------     --------     ------------  ------------
Net increase (decrease) in assets from
  operations                                (281,164)     (24,730)      6,115        1,360        4,236,772     1,401,296
                                         -----------   ----------   ---------     --------     ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            25,446,847    3,870,728     210,744      105,541      137,472,081    41,821,717
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (6,051,953)    (112,606)   (138,104)      (1,742)     (40,338,385)  (48,000,185)
   Net transfers between subaccounts              --           --          --           --               --            --
                                         -----------   ----------   ---------     --------     ------------  ------------
Net increase (decrease) in assets from
  principal transactions                  19,394,894    3,758,122      72,640      103,799       97,133,696    (6,178,468)
                                         -----------   ----------   ---------     --------     ------------  ------------
Total increase (decrease) in assets       19,113,730    3,733,392      78,755      105,159      101,370,468    (4,777,172)

Assets, beginning of period                3,733,392           --     105,159           --       62,020,097    66,797,269
                                         -----------   ----------   ---------     --------     ------------  ------------
Assets, end of period                    $22,847,122   $3,733,392   $ 183,914     $105,159     $163,390,565  $ 62,020,097
                                         ===========   ==========   =========     ========     ============  ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                           Small Cap Growth Trust      Small Cap Index Trust
                                         --------------------------  --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 <   Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------  -----------  -------------
Income:
   Dividends                                       --  $  1,269,416  $   379,141            --
Expenses:
   Mortality and expense risk                 131,474       125,360        9,338         5,790
                                         ------------  ------------  -----------   -----------
Net investment income (loss)                 (131,474)    1,144,056      369,803        (5,790)
   Net realized gain (loss)                 6,381,457     7,923,346      481,079       216,029
   Change in unrealized appreciation
     (depreciation) during the period       1,691,484      (459,676)   1,018,812     1,231,160
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  operations                                7,941,467     8,607,726    1,869,694     1,441,399
                                         ------------  ------------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             29,367,838    32,140,751   12,681,346    13,556,496
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (46,854,960)  (25,286,312)  (5,499,117)   (3,599,244)
   Net transfers between subaccounts               --            --           --            --
                                         ------------  ------------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                  (17,487,122)    6,854,439    7,182,229     9,957,252
                                         ------------  ------------  -----------   -----------
Total increase (decrease) in assets        (9,545,655)   15,462,165    9,051,923    11,398,651

Assets, beginning of period                72,227,297    56,765,132   11,398,651            --
                                         ------------  ------------  -----------   -----------
Assets, end of period                    $ 62,681,642  $ 72,227,297  $20,450,574   $11,398,651
                                         ============  ============  ===========   ===========

--------
<   Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                          Sub-Account
                                         ---------------------------------------------------------------------------------
                                         Small Cap Opportunities Trust     Small Cap Trust         Small Cap Value Trust
                                         ----------------------------- ------------------------ --------------------------
                                         Year Ended     Year Ended     Year Ended  Year Ended    Year Ended    Year Ended
                                         Dec. 31/06    Dec. 31/05 ##   Dec. 31/06 Dec. 31/05 ##  Dec. 31/06    Dec. 31/05
                                         ----------    -------------   ---------- ------------- ------------  ------------
Income:
   Dividends                             $   37,175              --    $  51,024           --   $ 16,553,440  $  1,134,127
Expenses:
   Mortality and expense risk                   674           2,260           86           42         79,453        77,332
                                          ----------   ------------    ---------    ---------   ------------  ------------
Net investment income (loss)                 36,501          (2,260)      50,938          (42)    16,473,987     1,056,795
   Net realized gain (loss)                 (11,647)         11,392        3,373          525      4,569,799     4,766,943
   Change in unrealized appreciation
     (depreciation) during the period        55,854          15,168      (16,511)      15,586     (3,964,187)    1,842,265
                                          ----------   ------------    ---------    ---------   ------------  ------------
Net increase (decrease) in assets from
  operations                                 80,708          24,300       37,800       16,069     17,079,599     7,666,003
                                          ----------   ------------    ---------    ---------   ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            1,696,998      13,189,650      568,436      552,559     65,672,213    69,041,756
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (674,208)    (12,759,615)    (386,995)    (113,842)   (77,420,730)  (53,324,570)
   Net transfers between subaccounts             --              --           --           --             --            --
                                          ----------   ------------    ---------    ---------   ------------  ------------
Net increase (decrease) in assets from
  principal transactions                  1,022,790         430,035      181,441      438,717    (11,748,517)   15,717,186
                                          ----------   ------------    ---------    ---------   ------------  ------------
Total increase (decrease) in assets       1,103,498         454,335      219,241      454,786      5,331,082    23,383,189

Assets, beginning of period                 454,335              --      454,786           --     99,882,008    76,498,819
                                          ----------   ------------    ---------    ---------   ------------  ------------
Assets, end of period                    $1,557,833    $    454,335    $ 674,027    $ 454,786   $105,213,090  $ 99,882,008
                                          ==========   ============    =========    =========   ============  ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         -----------------------------------------------------
                                            Small Company Trust     Small Company Value Trust
                                         -------------------------  --------------------------
                                          Year Ended   Year Ended    Year Ended   Year Ended
                                          Dec. 31/06  Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         -----------  ------------- -----------  -------------
Income:
   Dividends                             $   130,604           --   $   389,527           --
Expenses:
   Mortality and expense risk                    513          121         2,588          702
                                         -----------    ---------   -----------   ----------
Net investment income (loss)                 130,091         (121)      386,939         (702)
   Net realized gain (loss)                 (124,367)         239        80,018       13,642
   Change in unrealized appreciation
     (depreciation) during the period          8,921        5,667       (23,320)      55,862
                                         -----------    ---------   -----------   ----------
Net increase (decrease) in assets from
  operations                                  14,645        5,785       443,637       68,802
                                         -----------    ---------   -----------   ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             2,617,505      561,965     4,313,381    2,861,253
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,561,198)    (117,916)   (4,046,495)    (506,726)
   Net transfers between subaccounts              --           --            --           --
                                         -----------    ---------   -----------   ----------
Net increase (decrease) in assets from
  principal transactions                   1,056,307      444,049       266,886    2,354,527
                                         -----------    ---------   -----------   ----------
Total increase (decrease) in assets        1,070,952      449,834       710,523    2,423,329

Assets, beginning of period                  449,834           --     2,423,329           --
                                         -----------    ---------   -----------   ----------
Assets, end of period                    $ 1,520,786    $ 449,834   $ 3,133,852   $2,423,329
                                         ===========    =========   ===========   ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ----------------------------------------------------------------------------
                                           Special Value Trust       Strategic Bond Trust     Strategic Income Trust
                                         ------------------------ -------------------------- ------------------------
                                         Year Ended  Year Ended    Year Ended   Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ---------- ------------- -----------  ------------- ---------- -------------
Income:
   Dividends                              $ 10,335          --    $   247,616            --   $  9,317    $   3,459
Expenses:
   Mortality and expense risk                   20           9          3,357           411        205           98
                                          --------    --------    -----------   -----------   --------    ---------
Net investment income (loss)                10,315          (9)       244,259          (411)     9,112        3,361
   Net realized gain (loss)                 (8,941)        372       (110,700)        1,322       (932)         695
   Change in unrealized appreciation
     (depreciation) during the period        1,557      (1,587)       271,575        46,321         38       (2,758)
                                          --------    --------    -----------   -----------   --------    ---------
Net increase (decrease) in assets from
  operations                                 2,931      (1,224)       405,134        47,232      8,218        1,298
                                          --------    --------    -----------   -----------   --------    ---------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              12,283     164,777     10,983,456     3,931,329    267,215      317,394
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (93,710)    (66,008)    (7,018,340)   (1,469,309)   (56,608)    (231,860)
   Net transfers between subaccounts            --          --             --            --         --           --
                                          --------    --------    -----------   -----------   --------    ---------
Net increase (decrease) in assets from
  principal transactions                   (81,427)     98,769      3,965,116     2,462,020    210,607       85,534
                                          --------    --------    -----------   -----------   --------    ---------
Total increase (decrease) in assets        (78,496)     97,545      4,370,250     2,509,252    218,825       86,832

Assets, beginning of period                 97,545          --      2,509,252            --     86,832           --
                                          --------    --------    -----------   -----------   --------    ---------
Assets, end of period                     $ 19,049    $ 97,545    $ 6,879,502   $ 2,509,252   $305,657    $  86,832
                                          ========    ========    ===========   ===========   ========    =========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ----------------------------------------------------------
                                         Strategic Opportunities Trust    Strategic Value Trust
                                         ----------------------------- ----------------------------
                                         Year Ended     Year Ended       Year Ended    Year Ended
                                         Dec. 31/06    Dec. 31/05 ##   Dec. 31/06 (k) Dec. 31/05 ##
                                         ----------    --------------- -------------- -------------
Income:
   Dividends                             $      55             --         $ 13,079            --
Expenses:
   Mortality and expense risk                  416             11               18             8
                                         ---------       --------         --------       -------
Net investment income (loss)                  (361)           (11)          13,061            (8)
   Net realized gain (loss)                  2,238           (131)         (11,924)            2
   Change in unrealized appreciation
     (depreciation) during the period       15,932          1,535              (55)           54
                                         ---------       --------         --------       -------
Net increase (decrease) in assets from
  operations                                17,809          1,393            1,082            48
                                         ---------       --------         --------       -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             416,294         53,719           53,917        12,443
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (119,171)       (16,216)         (67,347)         (143)
   Net transfers between subaccounts            --             --               --            --
                                         ---------       --------         --------       -------
Net increase (decrease) in assets from
  principal transactions                   297,123         37,503          (13,430)       12,300
                                         ---------       --------         --------       -------
Total increase (decrease) in assets        314,932         38,896          (12,348)       12,348

Assets, beginning of period                 38,896             --           12,348            --
                                         ---------       --------         --------       -------
Assets, end of period                    $ 353,828       $ 38,896               --       $12,348
                                         =========       ========         ========       =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(k) Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.
++ Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005.

See accompanying notes.

                                                                           Sub-Account
                                         ----------------------------------------------------------------------------------
                                         Total Return Bond Trust     Total Return Trust      Total Stock Market Index Trust
                                         ----------------------- --------------------------- ------------------------------
                                               Year Ended         Year Ended    Year Ended     Year Ended     Year Ended
                                              Dec. 31/05 ++       Dec. 31/06   Dec. 31/05 ##   Dec. 31/06    Dec. 31/05 ##
                                         ----------------------- ------------  ------------- --------------  --------------
Income:
   Dividends                                  $    393,772       $  1,012,805            --  $    495,128              --
Expenses:
   Mortality and expense risk                        3,135             97,647         9,573        43,470          33,605
                                              ------------       ------------  ------------   ------------   ------------
Net investment income (loss)                       390,637            915,158        (9,573)      451,658         (33,605)
   Net realized gain (loss)                       (163,670)           (32,172)       17,454     1,551,566         871,912
   Change in unrealized appreciation
     (depreciation) during the period               (2,105)           942,013       317,407     2,711,778       3,149,755
                                              ------------       ------------  ------------   ------------   ------------
Net increase (decrease) in assets from
  operations                                       224,862          1,824,999       325,288     4,715,002       3,988,062
                                              ------------       ------------  ------------   ------------   ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  11,572,675        109,557,356    47,813,651     9,925,802      56,940,063
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                     (26,269,814)       (42,606,697)  (20,466,376)  (16,140,784)    (25,939,411)
   Net transfers between subaccounts                    --                 --            --            --              --
                                              ------------       ------------  ------------   ------------   ------------
Net increase (decrease) in assets from
  principal transactions                       (14,697,139)        66,950,659    27,347,275    (6,214,982)     31,000,652
                                              ------------       ------------  ------------   ------------   ------------
Total increase (decrease) in assets            (14,472,277)        68,775,658    27,672,563    (1,499,980)     34,988,714

Assets, beginning of period                     14,472,277         27,672,563            --    34,988,714              --
                                              ------------       ------------  ------------   ------------   ------------
Assets, end of period                                   --       $ 96,448,221  $ 27,672,563  $ 33,488,734    $ 34,988,714
                                              ============       ============  ============   ============   ============

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         --------------------------------------------------------
                                          Turner Core Growth Trust         U.S. Core Trust
                                         --------------------------  ----------------------------
                                          Year Ended    Year Ended     Year Ended    Year Ended
                                          Dec. 31/06    Dec. 31/05   Dec. 31/06 (i) Dec. 31/05 ##
                                         ------------  ------------  -------------- -------------
Income:
   Dividends                             $  2,245,365  $    191,938   $   108,458           --
Expenses:
   Mortality and expense risk                  22,605        22,146           569          190
                                         ------------  ------------   -----------     --------
Net investment income (loss)                2,222,760       169,792       107,889         (190)
   Net realized gain (loss)                 3,459,835     1,357,898       (33,572)         207
   Change in unrealized appreciation
     (depreciation) during the period      (1,527,847)    4,204,726         9,711        9,718
                                         ------------  ------------   -----------     --------
Net increase (decrease) in assets from
  operations                                4,154,748     5,732,416        84,028        9,735
                                         ------------  ------------   -----------     --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             37,568,895    36,738,770     1,162,106      820,887
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (39,081,839)  (31,058,602)   (1,041,026)     (75,883)
   Net transfers between subaccounts               --            --            --           --
                                         ------------  ------------   -----------     --------
Net increase (decrease) in assets from
  principal transactions                   (1,512,944)    5,680,168       121,080      745,004
                                         ------------  ------------   -----------     --------
Total increase (decrease) in assets         2,641,804    11,412,584       205,108      754,739

Assets, beginning of period                48,148,710    36,736,126       754,739           --
                                         ------------  ------------   -----------     --------
Assets, end of period                    $ 50,790,514  $ 48,148,710   $   959,847     $754,739
                                         ============  ============   ===========     ========

--------
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                    Sub-Account
                                                     --------------------------------------------------------------------------
                                                       U.S. Global Leaders        U.S. Government          U.S. High Yield
                                                           Growth Trust           Securities Trust            Bond Trust
                                                     -----------------------  ------------------------ ------------------------
                                                     Year Ended  Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                                     Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                                     ---------- ------------- ---------- ------------- ---------- -------------
Income:
   Dividends                                          $    917     $   398    $   6,912          --     $ 21,800          --
Expenses:
   Mortality and expense risk                              367           2          215          71          567          86
                                                      --------     -------    ---------    --------     --------    --------
Net investment income (loss)                               550         396        6,697         (71)      21,233         (86)
   Net realized gain (loss)                               (621)        (68)        (714)         18       (1,565)         20
   Change in unrealized appreciation (depreciation)
     during the period                                     843        (610)         532         260       15,841       2,264
                                                      --------     -------    ---------    --------     --------    --------
Net increase (decrease) in assets from operations          772        (282)       6,515         207       35,509       2,198
                                                      --------     -------    ---------    --------     --------    --------
Changes from principal transactions:
   Net premiums from policyholders and transfers to
     policy loans                                      392,784      24,356      516,441      69,587      220,632     282,697
   Transfer to policyholders for benefits,
     terminations and policy loans                     (54,918)     (3,238)    (297,108)    (10,962)     (68,740)     (4,729)
   Net transfers between subaccounts                        --          --           --          --           --          --
                                                      --------     -------    ---------    --------     --------    --------
Net increase (decrease) in assets from principal
  transactions                                         337,866      21,118      219,333      58,625      151,892     277,968
                                                      --------     -------    ---------    --------     --------    --------
Total increase (decrease) in assets                    338,638      20,836      225,848      58,832      187,401     280,166

Assets, beginning of period                             20,836          --       58,832          --      280,166          --
                                                      --------     -------    ---------    --------     --------    --------
Assets, end of period                                 $359,474     $20,836    $ 284,680    $ 58,832     $467,567    $280,166
                                                      ========     =======    =========    ========     ========    ========

                     John Hancock Variable Life Account S

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         ------------------------------------------------------
                                            U.S. Large Cap Trust          Utilities Trust
                                         --------------------------- --------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended
                                          Dec. 31/06   Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         ------------  ------------- -----------  -------------
Income:
   Dividends                             $     18,304            --  $   308,200            --
Expenses:
   Mortality and expense risk                   2,005           680        6,465         1,557
                                         ------------   -----------  -----------   -----------
Net investment income (loss)                   16,299          (680)     301,735        (1,557)
   Net realized gain (loss)                   661,197        25,825      164,232        (5,564)
   Change in unrealized appreciation
     (depreciation) during the period         (75,895)      166,085      524,582        88,580
                                         ------------   -----------  -----------   -----------
Net increase (decrease) in assets from
  operations                                  601,601       191,230      990,549        81,459
                                         ------------   -----------  -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             13,034,229     5,143,045    7,016,454     4,994,879
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (13,413,077)   (3,059,748)  (5,491,963)   (3,103,633)
   Net transfers between subaccounts               --            --           --            --
                                         ------------   -----------  -----------   -----------
Net increase (decrease) in assets from
  principal transactions                     (378,848)    2,083,297    1,524,491     1,891,246
                                         ------------   -----------  -----------   -----------
Total increase (decrease) in assets           222,753     2,274,527    2,515,040     1,972,705

Assets, beginning of period                 2,274,527            --    1,972,705            --
                                         ------------   -----------  -----------   -----------
Assets, end of period                    $  2,497,280   $ 2,274,527  $ 4,487,745   $ 1,972,705
                                         ============   ===========  ===========   ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.


                                                                Sub-Account
                                         ---------------------------------------------------------
                                               Value Trust                      Total
                                         -----------------------  --------------------------------
                                                      Year Ended
                                          Year Ended     Dec.        Year Ended       Year Ended
                                          Dec. 31/06   31/05 ##      Dec. 31/06       Dec. 31/05
                                         -----------  ----------  ---------------  ---------------
Income:
   Dividends                             $   267,567          --  $   146,942,069  $    67,288,233
Expenses:
   Mortality and expense risk                  1,443          86        4,288,716        4,178,286
                                         -----------  ----------  ---------------  ---------------
Net investment income (loss)                 266,124         (86)     142,653,353       63,109,947
   Net realized gain (loss)                  (10,712)        493       54,625,640       73,199,823
   Change in unrealized appreciation
     (depreciation) during the period        127,332      39,520      136,285,348       14,537,731
                                         -----------  ----------  ---------------  ---------------
Net increase (decrease) in assets from
  operations                                 382,744      39,927      333,564,341      150,847,501
                                         -----------  ----------  ---------------  ---------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             3,244,808   1,219,163    1,876,237,051    2,131,006,256
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,950,400)     (8,557)  (1,897,505,622)  (2,082,232,286)
   Net transfers between subaccounts              --          --               --               --
                                         -----------  ----------  ---------------  ---------------
Net increase (decrease) in assets from
  principal transactions                   1,294,408   1,210,606      (21,268,571)      48,773,970
                                         -----------  ----------  ---------------  ---------------
Total increase (decrease) in assets        1,677,152   1,250,533      312,295,770      199,621,471

Assets, beginning of period                1,250,533          --    2,457,806,397    2,258,184,926
                                         -----------  ----------  ---------------  ---------------
Assets, end of period                    $ 2,927,685  $1,250,533  $ 2,770,102,167  $ 2,457,806,397
                                         ===========  ==========  ===============  ===============

                     John Hancock Variable Life Account S

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Variable Life Account S is a separate investment account of John Hancock Variable Life Insurance Company (the "Company" or JHVLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eighty-four active investment sub-accounts. Each investment sub-account invests solely in shares of a particular John Hancock Trust ("the Trust") portfolio or of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the "Contracts") issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

          Previous Name                        New Name              Effective Date
----------------------------------  -------------------------------  --------------
Growth & Income Trust               U.S. Core Trust                   May 1, 2006
Growth & Income II Trust            Growth & Income Trust             May 1, 2006
International Stock Trust           International Core Trust          May 1, 2006
Lifestyle Balanced 640 Trust        Lifestyle Balanced Trust          May 1, 2006
Lifestyle Moderate 460 Trust        Lifestyle Moderate Trust          May 1, 2006
Lifestyle Aggressive 1000 Trust     Lifestyle Aggressive Trust        May 1, 2006
Lifestyle Growth 820 Trust          Lifestyle Growth Trust            May 1, 2006
Lifestyle Conservative 280 Trust    Lifestyle Conservative Trust      May 1, 2006

                     John Hancock Variable Life Account S

Effective May 1, 2006, the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account as follows:

              Terminated                Fund Transferred To
              ----------                -------------------
              Large Cap Growth Trust    Capital Appreciation
              Series 0                  Trust

Effective December 4, 2006, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

              Terminated                Funds Transferred To
              ----------                --------------------
              Mid Cap Core Trust        Mid Cap Index Trust
              Strategic Value Trust     Large Cap Value Trust
                                        Series 0

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

                     John Hancock Variable Life Account S

4. Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the "Code"). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

5. Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

6. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                    Purchases     Sales
                                                   ----------- -----------
      Sub-accounts:
         500 Index Trust B                         $77,130,979 $87,253,938
         Active Bond Trust                          11,712,522  31,670,586
         All Asset Trust                             4,045,783   1,892,653
         All Cap Core Trust                            104,221     219,934
         All Cap Growth Trust                          490,836     149,316
         All Cap Value Trust                         4,461,169     466,409
         American Blue Chip Income & Growth Trust    1,845,906     521,539
         American Bond Trust                         2,256,501   1,995,356
         American Growth Trust                      17,808,596   3,517,130
         American Growth-Income Trust                1,466,196   1,004,596
         American International Trust               14,288,914   7,598,335
         Blue Chip Growth Trust                     11,775,017  18,168,390
         Bond Index Trust B                         16,675,531  22,391,290
         Brandes International Equity Trust         38,664,520  18,104,817
         Business Opportunity Value Trust            6,519,988   1,670,839

                     John Hancock Variable Life Account S

                                                Purchases      Sales
                                               ------------ ------------
       Sub-accounts:
          Capital Appreciation Trust           $ 43,747,450 $ 14,759,321
          Classic Value Trust                    18,275,874   17,174,998
          Core Bond Trust                           829,314       49,142
          Core Equity Trust                       2,073,845      389,438
          CSI Equity Trust                            3,353        3,266
          Dynamic Growth Trust                      186,209       73,502
          Emerging Growth Trust                   2,678,192      275,225
          Emerging Small Company Trust              236,579       91,640
          Equity-Income Trust                    46,405,878   54,779,050
          Financial Services Trust                1,998,309    2,102,349
          Frontier Capital Appreciation Trust    20,447,488   14,293,369
          Fundamental Value Trust Series 0        5,171,098    4,209,702
          Global Allocation Trust                   956,805      381,726
          Global Bond Trust Series 0              7,098,257    9,665,106
          Global Trust                            1,055,143      305,933
          Growth & Income Trust                  18,638,491  104,136,099
          Health Sciences Trust Series 0          4,980,290    4,259,247
          High Yield Trust                        5,171,524    3,993,036
          Income & Value Trust                    1,404,206      671,380
          International Core Trust               11,510,888    2,071,251
          International Equity Index Trust B     33,345,318   23,477,012
          International Opportunities Trust       5,958,463    4,742,602
          International Small Cap Trust           4,557,434    1,979,418
          International Value Trust              14,284,062    3,118,887
          Investment Quality Bond Trust          22,784,127      259,786
          Large Cap Growth Trust Series 0         3,046,118   38,429,710
          Large Cap Trust                         1,213,158      995,132
          Large Cap Value Trust Series 0          7,799,940   17,862,414
          Lifestyle Aggressive Trust              5,714,769    1,372,633
          Lifestyle Balanced Trust               12,736,402    2,390,568
          Lifestyle Conservative Trust            1,452,902      554,368
          Lifestyle Growth Trust                 23,158,823    2,750,575
          Lifestyle Moderate Trust                1,070,482      583,773
          Managed Trust                          20,151,525  141,879,558
          Mid Cap Core Trust                     10,296,385    9,142,793
          Mid Cap Index Trust                    15,864,219    3,447,688
          Mid Cap Stock Trust                    35,320,396   46,510,420
          Mid Cap Value Trust                     4,454,753    3,675,190
          Mid Value Trust                        22,153,621   23,670,458
          Money Market Trust B                  216,474,303  188,304,170
          Natural Resources Trust                14,003,048    5,164,919
          Overseas Equity Trust                  13,562,079   22,998,899
          Pacific Rim Trust                       6,117,385    5,356,442
          Quantitative All Cap Trust                198,098        2,820
          Quantitative Mid Cap Trust                930,889      909,955

                     John Hancock Variable Life Account S

                                              Purchases        Sales
                                            -------------- --------------
       Sub-accounts:
          Quantitative Value Trust          $      418,037 $      141,193
          Real Estate Securities Trust          36,166,384     21,605,533
          Real Return Bond Trust                21,851,141      2,351,622
          Science & Technology Trust               171,223         98,644
          Short-Term Bond Trust                123,541,720     24,689,437
          Small Cap Growth Trust                12,683,546     30,302,142
          Small Cap Index Trust                 11,358,662      3,806,630
          Small Cap Opportunities Trust          1,749,731        690,441
          Small Cap Trust                          614,623        382,245
          Small Cap Value Trust                 47,160,079     42,434,609
          Small Company Trust                    2,131,022        944,623
          Small Company Value Trust              2,731,473      2,077,650
          Special Value Trust                      112,187        183,299
          Strategic Bond Trust                   7,587,211      3,377,837
          Strategic Income Trust                   263,235         43,516
          Strategic Opportunities Trust            387,873         91,111
          Strategic Value Trust                     66,995         67,365
          Total Return Trust                    71,747,817      3,882,003
          Total Stock Market Index Trust         5,438,807     11,202,129
          Turner Core Growth Trust              12,264,265     11,554,443
          U.S. Core Trust                          670,718        441,750
          U.S. Global Leaders Growth Trust         392,718         54,302
          U.S. Government Securities Trust         504,855        278,825
          U.S. High Yield Bond Trust               242,380         69,256
          U.S. Large Cap Trust                  11,976,913     12,339,461
          Utilities Trust                        3,825,311      1,999,085
          Value Trust                            3,175,639      1,615,107
                                            -------------- --------------
                                            $1,277,999,136 $1,156,614,356
                                            ============== ==============

                     John Hancock Variable Life Account S

7. Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHVLICO.

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                               Sub-Account
                                         --------------------------------------------------------------------------------------
                                                                            500 Index Trust B
                                         --------------------------------------------------------------------------------------
                                            Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                            Dec. 31/06    Dec. 31/05 <<<     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------  --------------  ---------------  ---------------  -------------------
Units, end of year (000s)                         21,785          22,550           22,008           16,780               14,262
                                         ===============  ==============  ===============  ===============  ===================
Unit Fair Value $                         21.08 to 25.20  18.25 to 21.81   19.74 to 20.84   18.82 to 17.94       15.15 to 12.69

Assets, end of year $(000's)                     506,217         453,995          422,233          296,897              196,772

Investment income ratio*                            1.14%           0.45%            1.89%            3.06%                1.40%
Expense ratio lowest to highest**          0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.60%
Total return lowest to highest***        14.85% to 15.56%  4.00% to 6.52% 10.01% to 11.70% 27.63% to 28.42% (20.23)% to (19.71)%

--------
<<< Renamed on May 2, 2005. Formerly known as Equity Index Trust.

                                                                           Sub-Account
                                         ------------------------------------------------------------------------------
                                                                        Active Bond Trust
                                         ------------------------------------------------------------------------------
                                           Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                           Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                         --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                         2,378           3,392           3,423           3,600           3,869
                                         ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                        17.72 to 43.05  16.95 to 41.17  18.99 to 40.14  38.32 to 18.24  35.78 to 14.75

Assets, end of year $(000's)                     54,337          73,175          73,314          73,208          71,584

Investment income ratio*                           2.88%           1.30%           3.43%           4.40%           5.12%
Expense ratio lowest to highest**         0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***         3.90% to 4.54%  0.98% to 2.55%  4.10% to 4.75%  5.81% to 6.48%  5.97% to 6.62%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               ------------------------------
                                                       All Asset Trust
                                               ------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  --------------
Units, end of year (000s)                                 675             507
                                               ==============  ==============
Unit Fair Value $                              10.85 to 10.97  10.46 to 10.51

Assets, end of year $(000's)                            7,395           5,321

Investment income ratio*                                 5.15%           5.40%
Expense ratio lowest to highest**               0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***               3.71% to 4.36%  4.64% to 5.08%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                             --------------------------------
                                                    All Cap Core Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                  5               15
                                             ===============  ===============
Unit Fair Value $                             12.85 to 12.98   11.27 to 11.31

Assets, end of year $(000's)                              67              171

Investment income ratio*                                1.49%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            14.06% to 14.77% 12.67% to 13.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              -------------------------------
                                                    All Cap Growth Trust
                                              -------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                              --------------  ---------------
Units, end of year (000s)                                 33                5
                                              ==============  ===============
Unit Fair Value $                             12.29 to 12.42   11.60 to 11.65

Assets, end of year $(000's)                             410               53

Investment income ratio*                                0.00%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              5.96% to 6.63% 16.00% to 16.48%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                             --------------------------------
                                                    All Cap Value Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                325               29
                                             ===============  ===============
Unit Fair Value $                             12.51 to 12.64   11.06 to 11.11

Assets, end of year $(000's)                           4,093              319

Investment income ratio*                                0.91%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            13.11% to 13.82% 10.61% to 11.06%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                American Blue Chip Income &
                                                       Growth Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                117                8
                                             ===============  ===============
Unit Fair Value $                             12.86 to 12.99   11.06 to 11.10

Assets, end of year $(000's)                           1,519               90

Investment income ratio*                                0.36%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            16.27% to 16.99% 10.57% to 11.04%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                Sub-Account
                                                            -------------------
                                                            American Bond Trust
                                                            -------------------
                                                                Year Ended
                                                              Dec. 31/06 (l)
                                                            -------------------
Units, end of year (000s)                                                 25
                                                              ==============
Unit Fair Value $                                             10.70 to 10.78

Assets, end of year $(000's)                                             274

Investment income ratio*                                                0.00%
Expense ratio lowest to highest**                              0.00% to 0.63%
Total return lowest to highest***                              5.90% to 6.57%
--------
(l) Fund available in prior year but no activity.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              -------------------------------
                                                   American Growth Trust
                                              -------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                              --------------  ---------------
Units, end of year (000s)                              1,878              776
                                              ==============  ===============
Unit Fair Value $                             13.01 to 13.15   11.92 to 11.97

Assets, end of year $(000's)                          24,649            9,287

Investment income ratio*                                0.26%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              9.11% to 9.80% 19.21% to 19.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                              -------------------------------
                                                American Growth-Income Trust
                                              -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  --------------
Units, end of year (000s)                                 221             185
                                              ===============  ==============
Unit Fair Value $                              12.48 to 12.61  10.94 to 10.99

Assets, end of year $(000's)                            2,779           2,030

Investment income ratio*                                 1.02%           0.00%
Expense ratio lowest to highest**               0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***             14.08% to 14.80%  9.41% to 9.87%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                               American International Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                830              341
                                             ===============  ===============
Unit Fair Value $                             14.56 to 14.72   12.36 to 12.41

Assets, end of year $(000's)                          12,189            4,225

Investment income ratio*                                0.69%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            17.79% to 18.54% 23.63% to 24.15%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                              -------------------------------
                                                   Blue Chip Growth Trust
                                              -------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                              --------------  ---------------
Units, end of year (000s)                              4,525            4,906
                                              ==============  ===============
Unit Fair Value $                             16.49 to 61.21   15.05 to 55.85

Assets, end of year $(000's)                         104,836          101,886

Investment income ratio*                                0.25%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              8.90% to 9.59% 13.08% to 13.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                    Sub-Account
                                  ------------------------------------------------------------------------------
                                                                Bond Index Trust B
                                  ------------------------------------------------------------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                  --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                  2,694           3,178           3,392           3,960           3,637
                                  ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                 15.06 to 15.89  14.56 to 15.27  14.31 to 14.91  14.33 to 13.84  13.73 to 13.34

Assets, end of year $(000's)              42,252          47,871          50,018          56,219          49,917

Investment income ratio*                    3.65%           1.59%           4.49%           4.34%           5.43%
Expense ratio lowest to highest**  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***  3.42% to 4.07%  1.77% to 2.54%  3.40% to 4.05%  2.96% to 3.06%  8.46% to 9.14%

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                            Brandes International Equity Trust
                                  --------------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  -------------------
Units, end of year (000s)                   4,688           4,493            4,601            3,928                3,638
                                  ===============  ==============  ===============  ===============  ===================
Unit Fair Value $                  32.13 to 34.84  25.50 to 27.49   23.22 to 24.55   19.80 to 18.84       13.88 to 12.99

Assets, end of year $(000's)              157,312         118,830          109,760           75,588               47,583

Investment income ratio*                     1.49%           1.43%            1.32%            1.26%                1.34%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return lowest to highest*** 25.99% to 26.78% 9.86% to 12.47% 23.22% to 24.00% 46.51% to 47.42% (14.27)% to (13.68)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                     Sub-Account
                                  --------------------------------------------------------------------------------
                                                           Business Opportunity Value Trust
                                  --------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03      Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  -------------
Units, end of year (000s)                   1,463           1,238              707              275             95
                                  ===============  ==============  ===============  ===============  =============
Unit Fair Value $                  14.88 to 15.32  13.14 to 13.45   12.27 to 12.47   10.18 to 10.07           8.06

Assets, end of year $(000's)               22,358          16,627            8,807            2,799            747

Investment income ratio*                     0.55%           0.67%            1.09%            1.02%          1.29%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63% 0.00% to 0.05%
Total return lowest to highest*** 13.18% to 13.89%  7.13% to 9.06% 21.84% to 22.59% 18.15% to 18.73%        (19.08)%

                                                         Sub-Account
                                               -------------------------------
                                                  Capital Appreciation Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                               3,046              843
                                               ==============  ===============
Unit Fair Value $                              12.30 to 12.43   12.10 to 12.15

Assets, end of year $(000's)                           37,751           10,239

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               1.73% to 2.38% 20.95% to 21.45%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                     Classic Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 359              224
                                              ===============  ===============
Unit Fair Value $                              12.96 to 13.09   11.22 to 11.27

Assets, end of year $(000's)                            4,695            2,522

Investment income ratio*                                 0.72%            2.45%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             15.43% to 16.14% 12.24% to 12.71%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                        Core Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  114              39
                                                ==============  ==============
Unit Fair Value $                               10.37 to 10.48  10.06 to 10.10

Assets, end of year $(000's)                             1,197             391

Investment income ratio*                                  2.20%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.10% to 3.76%  0.61% to 1.04%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                      Core Equity Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 253              114
                                               ==============  ===============
Unit Fair Value $                              12.19 to 12.31   11.49 to 11.54

Assets, end of year $(000's)                            3,113            1,320

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               6.07% to 6.73% 14.89% to 15.37%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                           Sub-Account
                                  --------------------------------------------------------------
                                                         CSI Equity Trust
                                  --------------------------------------------------------------
                                  Year Ended   Year Ended     Year Ended   Year Ended Year Ended
                                  Dec. 31/06   Dec. 31/05     Dec. 31/04   Dec. 31/03 Dec. 31/02
                                  ---------- -------------  -------------  ---------- ----------
Units, end of year (000s)              12               12             10        6          3
                                    =====    =============  =============    =====      =====
Unit Fair Value $                   17.01            14.43          13.76    12.44       9.93

Assets, end of year $(000's)          202              173            136       81         27

Investment income ratio*             0.81%            0.72%          0.97%    0.23%         a
Expense ratio lowest to highest**    0.00%            0.00% 0.00% to 0.63%    0.00%      0.00%
Total return lowest to highest***   17.90%   4.90% to 6.73%         10.64%   25.22%     (0.70)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                    Dynamic Growth Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                  35               27
                                              ===============  ===============
Unit Fair Value $                              12.83 to 12.96   11.65 to 11.70

Assets, end of year $(000's)                              454              310

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             10.14% to 10.83% 16.47% to 16.96%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                    Emerging Growth Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 180               22
                                              ===============  ===============
Unit Fair Value $                              13.20 to 13.34   11.91 to 11.96

Assets, end of year $(000's)                            2,393              262

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             10.90% to 11.59% 19.06% to 19.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                 Emerging Small Company Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  21                9
                                               ==============  ===============
Unit Fair Value $                              11.75 to 11.87   11.54 to 11.59

Assets, end of year $(000's)                              243              104

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               1.80% to 2.44% 15.43% to 15.92%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                     Equity-Income Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                6,974           7,842
                                               ===============  ==============
Unit Fair Value $                               27.41 to 29.30  23.17 to 24.61

Assets, end of year $(000's)                           199,726         188,954

Investment income ratio*                                  1.56%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              18.31% to 19.05%  6.41% to 6.85%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                  Financial Services Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 123              130
                                              ===============  ===============
Unit Fair Value $                              12.87 to 22.83   10.51 to 18.53

Assets, end of year $(000's)                            1,877            1,533

Investment income ratio*                                 0.37%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             22.39% to 23.16% 14.45% to 14.94%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  ---------------------------------------------------------------------------------------
                                                            Frontier Capital Appreciation Trust
                                  ---------------------------------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ----------------  --------------  ---------------  -------------------
Units, end of year (000s)                   1,796             1,770           2,618            2,324                1,862
                                  ===============  ================  ==============  ===============  ===================
Unit Fair Value $                  33.62 to 42.01    28.91 to 36.13  29.93 to 30.42   27.82 to 27.55       18.93 to 15.17

Assets, end of year $(000's)               64,001            54,635          69,531           56,964               29,688

Investment income ratio*                     0.00%             0.00%              a                a                    a
Expense ratio lowest to highest**   0.00% to 0.63%    0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return lowest to highest*** 15.62% to 16.35% 14.41% to 20.97 %  8.65% to 9.33% 54.92% to 55.89% (23.72)% to (23.23)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                              Fundamental Value Trust Series 0
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 561              495
                                              ===============  ===============
Unit Fair Value $                              12.55 to 12.68   11.03 to 11.07

Assets, end of year $(000's)                            7,114            5,484

Investment income ratio*                                 0.71%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             13.83% to 14.55% 10.25% to 10.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                   Global Allocation Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                   87              38
                                               ===============  ==============
Unit Fair Value $                               12.18 to 12.31  10.79 to 10.84

Assets, end of year $(000's)                             1,071             415

Investment income ratio*                                  0.97%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              12.87% to 13.58%  7.94% to 8.40%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                 Global Bond Trust Series 0
                                             --------------------------------
                                               Year Ended       Year Ended
                                               Dec. 31/06      Dec. 31/05 ##
                                             --------------  ----------------
Units, end of year (000s)                             1,344             1,493
                                             ==============  ================
Unit Fair Value $                            18.89 to 20.41    17.95 to 19.39

Assets, end of year $(000's)                         26,025            27,551

Investment income ratio*                               0.00%             0.00%
Expense ratio lowest to highest**             0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***             4.62% to 5.27% (6.36)% to (5.97)%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                        Global Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                  95               33
                                              ===============  ===============
Unit Fair Value $                              13.43 to 13.57   11.22 to 11.27

Assets, end of year $(000's)                            1,286              367

Investment income ratio*                                 1.33%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             19.68% to 20.42% 12.22% to 12.69%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                          Sub-Account
                                   ---------------------------------------------------------------------------------------
                                                                     Growth & Income Trust
                                   ---------------------------------------------------------------------------------------
                                      Year Ended       Year Ended        Year Ended       Year Ended         Year Ended
                                    Dec. 31/06 (a)   Dec. 31/05 ####     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ----------------  ---------------  ---------------  ------------------
Units, end of year (000s)                    3,822             6,032            6,351            6,074               6,132
                                   ===============  ================  ===============  ===============  ==================
Unit Fair Value $                   18.41 to 78.98    16.34 to 70.07   23.63 to 64.29   57.94 to 21.43      48.11 to 11.24

Assets, end of year $(000's)               103,164           184,912          177,102          137,958             111,605

Investment income ratio*                      0.68%             0.17%            1.13%            0.91%               0.74%
Expense` ratio lowest to highest**   0.00% to 0.63%    0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest***  12.02% to 12.72% (3.20)% to 11.09% 10.27% to 10.96% 23.57% to 24.35% (20.16)% to (19.62)%

--------
(a) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust. #### Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

                                                         Sub-Account
                                               -------------------------------
                                                Health Sciences Trust Series 0
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
 Units, end of year (000s)                                406              397
                                               ==============  ===============
 Unit Fair Value $                             14.15 to 14.66   13.13 to 13.52

 Assets, end of year $(000's)                           5,892            5,322

 Investment income ratio*                                0.00%            0.00%
 Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
 Total return lowest to highest***              7.77% to 8.44% 22.60% to 23.11%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                       High Yield Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                1,556           1,554
                                                ==============  ==============
Unit Fair Value $                               12.14 to 12.82  11.06 to 11.61

Assets, end of year $(000's)                            19,526          17,692

Investment income ratio*                                  6.47%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***               9.77% to 10.48%  6.16% to 6.61%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                     Income & Value Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  113              47
                                                ==============  ==============
Unit Fair Value $                               11.68 to 11.80  10.80 to 10.85

Assets, end of year $(000's)                             1,329             509

Investment income ratio*                                  2.37%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.10% to 8.77%  8.04% to 8.49%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                  International Core Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (c)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 696               50
                                              ===============  ===============
Unit Fair Value $                              14.69 to 14.84   11.84 to 11.89

Assets, end of year $(000's)                           10,325              600

Investment income ratio*                                 0.62%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             24.04% to 24.81% 18.42% to 18.93%
--------
(c) Renamed on May 1, 2006. Formerly known as International Stock Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                             International Equity Index Trust B
                                  --------------------------------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year (000s)                   4,427            3,842            3,335            3,105               2,510
                                  ===============  ===============  ===============  ===============  ==================
Unit Fair Value $                  21.17 to 41.18   16.66 to 32.39   16.19 to 27.73   23.06 to 13.55       16.51 to 8.51

Assets, end of year $(000's)              110,564           79,958           57,936           44,618              26,807

Investment income ratio*                     0.75%            1.11%            2.25%            2.99%               1.91%
Expense ratio lowest to highest**   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 26.32% to 27.11% 16.11% to 19.63% 19.49% to 20.25% 41.11% to 41.99% (14.31)% to (13.75)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             ----------------------------------
                                             International Opportunities Trust
                                             ----------------------------------
                                                Year Ended        Year Ended
                                                Dec. 31/06        Dec. 31/05 ##
                                             ---------------  -----------------
Units, end of year (000s)                                405               336
                                             ===============   ===============
Unit Fair Value $                             15.25 to 15.41    12.38 to 12.43

Assets, end of year $(000's)                           6,233             4,175

Investment income ratio*                                0.58%             0.00%
Expense ratio lowest to highest**              0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***            23.20% to 23.96%  23.80% to 24.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                International Small Cap Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 294               88
                                              ===============  ===============
Unit Fair Value $                              14.12 to 14.27   11.13 to 11.18

Assets, end of year $(000's)                            4,192              983

Investment income ratio*                                 1.23%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             26.93% to 27.73% 11.28% to 11.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                  International Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,166              328
                                              ===============  ===============
Unit Fair Value $                              14.40 to 14.55   11.18 to 11.23

Assets, end of year $(000's)                           16,930            3,676

Investment income ratio*                                 1.26%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             28.79% to 29.61% 11.79% to 12.25%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                 Investment Quality Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                2,227              12
                                                ==============  ==============
Unit Fair Value $                               10.39 to 10.50  10.08 to 10.13

Assets, end of year $(000's)                            23,171             122

Investment income ratio*                                  0.29%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.00% to 3.64%  0.85% to 1.27%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                -------------------------------
                                                Large Cap Growth Trust Series 0
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                Dec. 31/06 (b)    Dec. 31/05 ##
                                                --------------  ---------------
Units, end of year (000s)                                   --           2,751
                                                ==============  ==============
Unit Fair Value $                               12.46 to 13.26  12.20 to 12.96

Assets, end of year $(000's)                                --          34,721

Investment income ratio*                                  0.47%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                2.11% to 2.31%  6.57% to 7.01%
--------
(b) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                       Large Cap Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                  28                7
                                              ===============  ===============
Unit Fair Value $                              12.63 to 12.77   11.12 to 11.16

Assets, end of year $(000's)                              356               76

Investment income ratio*                                 0.19%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             13.67% to 14.38% 11.16% to 11.62%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                               Large Cap Value Trust Series 0
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 926            1,956
                                              ===============  ===============
Unit Fair Value $                              13.30 to 13.43   11.53 to 11.58

Assets, end of year $(000's)                           12,424           22,645

Investment income ratio*                                 0.66%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             15.30% to 16.03% 15.31% to 15.78%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                 Lifestyle Aggressive Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (d)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 366               47
                                              ===============  ===============
Unit Fair Value $                              13.21 to 13.34   11.51 to 11.55

Assets, end of year $(000's)                            4,869              540

Investment income ratio*                                 4.07%            0.03%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             14.76% to 15.48% 15.07% to 15.55%
--------
(d) Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                   Lifestyle Balanced Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (e)   Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                1,018             179
                                               ===============  ==============
Unit Fair Value $                               12.24 to 12.37  10.92 to 10.97

Assets, end of year $(000's)                            12,569           1,959

Investment income ratio*                                  4.53%           0.19%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              12.09% to 12.80%  9.21% to 9.67%
--------
(e) Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                 Lifestyle Conservative Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (h)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  149              74
                                                ==============  ==============
Unit Fair Value $                               11.09 to 11.21  10.30 to 10.34

Assets, end of year $(000's)                             1,673             762

Investment income ratio*                                  4.54%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                7.77% to 8.44%  2.95% to 3.39%
--------
(h) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                   Lifestyle Growth Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (f)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               2,409              882
                                              ===============  ===============
Unit Fair Value $                              12.66 to 12.79   11.22 to 11.26

Assets, end of year $(000's)                           30,723            9,888

Investment income ratio*                                 5.11%            0.12%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             12.88% to 13.58% 12.15% to 12.62%
--------
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                   Lifestyle Moderate Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (g)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   70              31
                                                ==============  ==============
Unit Fair Value $                               11.58 to 11.71  10.55 to 10.60

Assets, end of year $(000's)                               816             324

Investment income ratio*                                  4.41%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***               9.80% to 10.49%  5.51% to 5.96%
--------
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                       Sub-Account
                                  ------------------------------------------------------------------------------------
                                                                      Managed Trust
                                  ------------------------------------------------------------------------------------
                                    Year Ended       Year Ended      Year Ended       Year Ended         Year Ended
                                    Dec. 31/06       Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  --------------  ---------------  --------------  ---------------  ------------------
Units, end of year (000s)                  1,902            5,131           5,206            4,069               4,653
                                  ==============  ===============  ==============  ===============  ==================
Unit Fair Value $                 18.30 to 56.17   17.03 to 52.26  21.97 to 50.88   47.03 to 20.44      40.28 to 13.15

Assets, end of year $(000's)              55,625          186,585         183,582          126,981             117,787

Investment income ratio*                    1.97%            0.58%           1.96%            3.14%               1.79%
Expense ratio lowest to highest**  0.00% to 0.63%   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest***  6.81% to 7.48% (2.12)% to 4.15%  7.51% to 8.18% 18.26% to 19.00% (12.13)% to (11.57)%

                                                          Sub-Account
                                                ------------------------------
                                                      Mid Cap Core Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (j)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   --              65
                                                ==============  ==============
Unit Fair Value $                               11.73 to 11.84  10.81 to 10.86

Assets, end of year $(000's)                                --             703

Investment income ratio*                                 11.92%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.43% to 9.05%  8.15% to 8.59%
--------
(j) Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                     Mid Cap Index Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                               1,265              390
                                               ==============  ===============
Unit Fair Value $                              13.57 to 13.97   12.44 to 12.73

Assets, end of year $(000's)                           17,611            4,949

Investment income ratio*                                 0.52%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               9.07% to 9.74% 16.78% to 17.28%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                     Mid Cap Stock Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,916            2,533
                                              ===============  ===============
Unit Fair Value $                              24.85 to 39.87   21.87 to 35.07

Assets, end of year $(000's)                           58,595           65,608

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             12.95% to 13.66% 26.69% to 27.23%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                     Mid Cap Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 659              699
                                              ===============  ===============
Unit Fair Value $                              12.54 to 12.67   11.23 to 11.28

Assets, end of year $(000's)                            8,336            7,885

Investment income ratio*                                 0.73%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             11.60% to 12.30% 12.35% to 12.82%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  -------------------------------------------------------------------------------------
                                                                      Mid Value Trust
                                  -------------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06     Dec. 31/05 $$     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  ------------------
Units, end of year (000s)                   2,812           3,113            4,412            2,932               2,018
                                  ===============  ==============  ===============  ===============  ==================
Unit Fair Value $                  20.46 to 21.60  17.11 to 17.95   16.03 to 16.72   14.08 to 13.59        9.93 to 9.64

Assets, end of year $(000's)               59,849          55,106           72,854           40,754              19,376

Investment income ratio*                     0.31%           0.05%            0.46%            4.17%               0.51%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 19.60% to 20.34% 6.71% to 10.82% 17.99% to 18.74% 44.24% to 45.15% (17.96)% to (13.16)%

--------
$$  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                   Sub-Account
                                  -----------------------------------------------------------------------------
                                                               Money Market Trust B
                                  -----------------------------------------------------------------------------
                                    Year Ended      Year Ended      Year Ended     Year Ended      Year Ended
                                    Dec. 31/06    Dec. 31/05 $$$    Dec. 31/04     Dec. 31/03      Dec. 31/02
                                  --------------  --------------  -------------  --------------  --------------
Units, end of year (000s)                  9,248           7,822          8,342          16,166          21,563
                                  ==============  ==============  =============  ==============  ==============
Unit Fair Value $                 14.00 to 21.40  13.37 to 20.56  14.5 to 14.96  14.80 to 14.44  14.66 to 12.74

Assets, end of year $(000's)             147,013         118,843        122,374         224,002         295,899

Investment income ratio*                    4.62%           2.93%          1.05%           0.95%           1.41%
Expense ratio lowest to highest**  0.00% to 0.63%  0.00% to 0.63% 0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***  4.06% to 4.70%  0.74% to 2.96% 0.46% to 1.08%  0.33% to 0.95%  0.84% to 1.52%

--------
$$$ Renamed on May 2, 2005. Formerly known as Money Market Trust.

                                                         Sub-Account
                                              --------------------------------
                                                   Natural Resources Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 840              413
                                              ===============  ===============
Unit Fair Value $                              16.74 to 16.92   13.78 to 13.83

Assets, end of year $(000's)                           14,189            5,708

Investment income ratio*                                 0.51%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             21.55% to 22.32% 37.75% to 38.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                                   Overseas Equity Trust
                                  --------------------------------------------------------------------------------------
                                     Year Ended      Year Ended        Year Ended       Year Ended         Year Ended
                                     Dec. 31/06     Dec. 31/05 <<      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year (000s)                   4,030            4,748            5,450            3,590               3,121
                                  ===============  ===============  ===============  ===============  ==================
Unit Fair Value $                  17.82 to 19.04   14.93 to 15.90   12.72 to 13.43   12.10 to 11.53        9.28 to 8.73

Assets, end of year $(000's)               74,331           73,154           70,912           42,107              27,666

Investment income ratio*                     0.89%            0.53%            0.53%            1.49%               0.71%
Expense ratio lowest to highest**   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 19.02% to 19.76% 17.67% to 21.26% 10.33% to 11.02% 31.54% to 32.36% (17.52)% to (16.94)%

--------
<<  Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

                                                       Sub-Account
                                            --------------------------------
                                                    Pacific Rim Trust
                                            --------------------------------
                                               Year Ended      Year Ended
                                               Dec. 31/06     Dec. 31/05 ##
                                            ---------------  ---------------
Units, end of year (000s)                               403              351
                                            ===============  ===============
Unit Fair Value $                            13.95 to 14.10   12.63 to 12.68

Assets, end of year $(000's)                          5,664            4,450

Investment income ratio*                               0.98%            0.00%
Expense ratio lowest to highest**             0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***           10.53% to 11.22% 26.26% to 26.79%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                Quantitative All Cap Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                 18                4
                                             ===============  ===============
Unit Fair Value $                             13.09 to 13.22   11.43 to 11.47

Assets, end of year $(000's)                             236               41

Investment income ratio*                                2.87%            1.26%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            14.52% to 15.24% 14.28% to 14.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                  Quantitative Mid Cap Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  37               57
                                               ==============  ===============
Unit Fair Value $                              12.04 to 12.17   11.64 to 11.69

Assets, end of year $(000's)                              454              670

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               3.44% to 4.10% 16.38% to 16.86%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              -------------------------------
                                                  Quantitative Value Trust
                                              -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  --------------
Units, end of year (000s)                                  28               6
                                              ===============  ==============
Unit Fair Value $                              13.47 to 13.61  11.17 to 11.21

Assets, end of year $(000's)                              379              72

Investment income ratio*                                 0.10%           0.00%
Expense ratio lowest to highest**               0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***             20.62% to 21.36% 11.68%to 12.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                Real Estate Securities Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,757            1,698
                                              ===============  ===============
Unit Fair Value $                              38.95 to 95.27   28.20 to 68.95

Assets, end of year $(000's)                           89,306           63,709

Investment income ratio*                                 1.73%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             37.31% to 38.17% 13.36% to 13.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                            ---------------------------------
                                                  Real Return Bond Trust
                                            ---------------------------------
                                               Year Ended       Year Ended
                                               Dec. 31/06      Dec. 31/05 ##
                                            ---------------  ----------------
Units, end of year (000s)                             2,303               375
                                            ===============  ================
Unit Fair Value $                            09.90 to 10.01      9.92 to 9.96

Assets, end of year $(000's)                         22,847             3,733

Investment income ratio*                               0.82%             0.00%
Expense ratio lowest to highest**             0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***           (0.20)% to 0.43% (0.80)% to (0.37)%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                  Science & Technology Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  15                9
                                               ==============  ===============
Unit Fair Value $                              11.78 to 11.90   11.23 to 11.27

Assets, end of year $(000's)                              184              105

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               4.95% to 5.60% 12.25% to 12.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                                    Sub-Account
                                  ------------------------------------------------------------------------------
                                                               Short-Term Bond Trust
                                  ------------------------------------------------------------------------------
                                    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                  --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                  9,504           3,721           4,118           3,535           2,991
                                  ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                 15.59 to 18.45  14.92 to 17.65  16.16 to 17.27  17.03 to 16.03  16.54 to 14.01

Assets, end of year $(000's)             163,391          62,020          66,797          57,272          46,860

Investment income ratio*                    2.13%           1.62%           3.00%           3.43%           4.32%
Expense ratio lowest to highest**  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***  3.88% to 4.55%  1.53% to 2.19%  0.79% to 1.43%  2.12% to 2.76%  4.81% to 5.48%

                                                                        Sub-Account
                                  -------------------------------------------------------------------------------------
                                                                  Small Cap Growth Trust
                                  -------------------------------------------------------------------------------------
                                     Year Ended       Year Ended      Year Ended       Year Ended         Year Ended
                                     Dec. 31/06      Dec. 31/05 <     Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  --------------  ---------------  ------------------
Units, end of year (000s)                   3,777            4,950           4,547            3,224               2,199
                                  ===============  ===============  ==============  ===============  ==================
Unit Fair Value $                  15.99 to 17.19   14.10 to 15.15  12.23 to 12.91   11.79 to 11.24        8.12 to 7.57

Assets, end of year $(000's)               62,682           72,227          56,765           36,515              16,938

Investment income ratio*                     0.00%            0.00%           0.00%            0.00%               0.17%
Expense ratio lowest to highest**   0.00% to 0.63%   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return lowest to highest*** 12.75% to 13.47% 16.61% to 23.35%  8.76% to 9.45% 47.90% to 48.82% (26.90)% to (26.45)%

--------
<   Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                    Small Cap Index Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                               1,761            1,123
                                              ===============  ===============
Unit Fair Value $                              10.15 to 15.48    8.68 to 13.16

Assets, end of year $(000's)                           20,451           11,399

Investment income ratio*                                 0.49%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             16.89% to 17.64% 16.19% to 16.68%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                Small Cap Opportunities Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 121               39
                                               ==============  ===============
Unit Fair Value $                              12.72 to 12.85   11.59 to 11.63

Assets, end of year $(000's)                            1,558              454

Investment income ratio*                                 0.72%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              9.78% to 10.47% 15.86% to 16.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                       Small Cap Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                  55               40
                                               ==============  ===============
Unit Fair Value $                              12.19 to 12.32   11.40 to 11.45

Assets, end of year $(000's)                              674              455

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               6.96% to 7.62% 14.01% to 14.48%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                       Sub-Account
                                  -----------------------------------------------------------------------------------
                                                                  Small Cap Value Trust
                                  -----------------------------------------------------------------------------------
                                     Year Ended      Year Ended       Year Ended       Year Ended        Year Ended
                                     Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03        Dec. 31/02
                                  ---------------  --------------  ---------------  ---------------  ----------------
Units, end of year (000s)                   4,317           4,842            4,024            3,406             2,446
                                  ===============  ==============  ===============  ===============  ================
Unit Fair Value $                  21.36 to 35.44  18.02 to 29.70   16.59 to 27.18   21.68 to 13.32     16.06 to 9.92

Assets, end of year $(000's)              105,213          99,882           76,499           50,880            25,592

Investment income ratio*                     0.10%           0.15%            0.96%            0.70%             0.87%
Expense ratio lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest*** 18.58% to 19.32% 8.53% to 14.02% 24.59% to 25.37% 37.11% to 37.97% (4.98)% to (4.35)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                     Small Company Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 129               40
                                               ==============  ===============
Unit Fair Value $                              11.64 to 11.76   11.08 to 11.13

Assets, end of year $(000's)                            1,521              450

Investment income ratio*                                 0.00%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***               5.00% to 5.66% 10.84% to 11.30%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                  Small Company Value Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 234              209
                                              ===============  ===============
Unit Fair Value $                              13.27 to 13.41   11.56 to 11.61

Assets, end of year $(000's)                            3,134            2,423

Investment income ratio*                                 0.11%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             14.79% to 15.50% 15.58% to 16.07%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                    Special Value Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                  2                9
                                             ===============  ===============
Unit Fair Value $                             12.31 to 12.44   11.17 to 11.22

Assets, end of year $(000's)                              19               98

Investment income ratio*                                0.11%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            10.19% to 10.88% 11.69% to 12.16%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                     Strategic Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                  627             244
                                                ==============  ==============
Unit Fair Value $                               10.87 to 10.99  10.22 to 10.27

Assets, end of year $(000's)                             6,880           2,509

Investment income ratio*                                  4.75%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                6.37% to 7.05%  2.22% to 2.66%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                    Strategic Income Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   29               8
                                                ==============  ==============
Unit Fair Value $                               10.59 to 10.70  10.24 to 10.28

Assets, end of year $(000's)                               306              87

Investment income ratio*                                  5.14%           5.99%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.41% to 4.08%  2.39% to 2.83%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                               -------------------------------
                                                Strategic Opportunities Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                   27               3
                                               ===============  ==============
Unit Fair Value $                               13.26 to 13.40  11.89 to 11.94

Assets, end of year $(000's)                               354              39

Investment income ratio*                                  0.03%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              11.55% to 12.25% 18.89%to 19.39%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                    Strategic Value Trust
                                               -------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (k)   Dec. 31/05 ##
                                               ---------------  --------------
Units, end of year (000s)                                   --               1
                                               ===============  ==============
Unit Fair Value $                               11.62 to 11.74  10.46 to 10.51

Assets, end of year $(000's)                                --              12

Investment income ratio*                                 10.83%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***              11.08% to 11.71% 4.62% to 5.05 %
--------
(k) Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                      Total Return Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                8,552           2,521
                                                ==============  ==============
Unit Fair Value $                               11.13 to 11.39  10.81 to 10.99

Assets, end of year $(000's)                            96,448          27,673

Investment income ratio*                                  2.05%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                3.01% to 3.67%  1.00% to 1.42%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                    Sub-Account
                                         --------------------------------
                                          Total Stock Market Index Trust
                                         --------------------------------
                                            Year Ended      Year Ended
                                            Dec. 31/06     Dec. 31/05 ##
                                         ---------------  ---------------
Units, end of year (000s)                          1,811            2,140
                                         ===============  ===============
Unit Fair Value $                         13.28 to 46.25   11.58 to 40.10

Assets, end of year $(000's)                      33,489           34,989

Investment income ratio*                            1.00%            0.00%
Expense ratio lowest to highest**          0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***        14.61% to 15.33% 10.67% to 11.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                                                 Turner Core Growth Trust
                                  --------------------------------------------------------------------------------------
                                    Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                    Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  --------------  ---------------  ---------------  ---------------  -------------------
Units, end of year (000s)                  2,114            2,164            1,887            1,784                1,432
                                  ==============  ===============  ===============  ===============  ===================
Unit Fair Value $                 22.61 to 26.76   20.84 to 24.66   20.47 to 21.65   19.47 to 18.52       15.01 to 12.71

Assets, end of year $(000's)              50,791           48,149           36,736           31,065               18,790

Investment income ratio*                    0.59%            0.47%            0.28%            0.29%                0.25%
Expense ratio lowest to highest**  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return lowest to highest***  7.84% to 8.52% 13.21% to 17.20% 10.50% to 11.18% 33.74% to 34.59% (24.25)% to (23.76)%

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                          Sub-Account
                                                ------------------------------
                                                        U.S. Core Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                Dec. 31/06 (i)   Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   84              72
                                                ==============  ==============
Unit Fair Value $                               11.37 to 11.49  10.48 to 10.52

Assets, end of year $(000's)                               960             755

Investment income ratio*                                  1.10%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.58% to 9.26%  4.75% to 5.19%
--------
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                              ----------------------------------
                                                U.S. Global Leaders Growth Trust
                                              ----------------------------------
                                                Year Ended         Year Ended
                                                Dec. 31/06        Dec. 31/05 ##
                                               --------------   ----------------
Units, end of year (000s)                                 32                 2
                                               ==============   ==============
Unit Fair Value $                             10.99 to 11.10    10.86 to 10.90

Assets, end of year $(000's)                             359                21

Investment income ratio*                                0.00%             2.20%
Expense ratio lowest to highest**              0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***              1.17% to 1.81%    8.59% to 9.03%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                              ----------------------------------
                                                U.S. Government Securities Trust
                                              ----------------------------------
                                                Year Ended         Year Ended
                                                Dec. 31/06        Dec. 31/05 ##
                                               --------------   ----------------
Units, end of year (000s)                                 26                 6
                                               ==============   ==============
Unit Fair Value $                             10.43 to 12.24    10.05 to 11.72

Assets, end of year $(000's)                             285                59

Investment income ratio*                                4.13%             0.00%
Expense ratio lowest to highest**              0.00% to 0.63%    0.00% to 0.63%
Total return lowest to highest***              3.74% to 4.39%    0.52% to 0.96%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                ------------------------------
                                                  U.S. High Yield Bond Trust
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                  Dec. 31/06     Dec. 31/05 ##
                                                --------------  --------------
Units, end of year (000s)                                   41              27
                                                ==============  ==============
Unit Fair Value $                               11.30 to 11.42  10.37 to 10.42

Assets, end of year $(000's)                               468             280

Investment income ratio*                                  5.49%           0.00%
Expense ratio lowest to highest**                0.00% to 0.63%  0.00% to 0.63%
Total return lowest to highest***                8.94% to 9.60%  3.71% to 4.16%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                         Sub-Account
                                               -------------------------------
                                                     U.S. Large Cap Trust
                                               -------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                               --------------  ---------------
Units, end of year (000s)                                 201              203
                                               ==============  ===============
Unit Fair Value $                              12.28 to 12.41   11.16 to 11.21

Assets, end of year $(000's)                            2,497            2,275

Investment income ratio*                                 0.48%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***              9.99% to 10.68% 11.62% to 12.09%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                              --------------------------------
                                                       Utilities Trust
                                              --------------------------------
                                                 Year Ended      Year Ended
                                                 Dec. 31/06     Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000s)                                 297              171
                                              ===============  ===============
Unit Fair Value $                              15.01 to 15.17   11.53 to 11.57

Assets, end of year $(000's)                            4,488            1,973

Investment income ratio*                                 1.51%            0.00%
Expense ratio lowest to highest**               0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***             30.25% to 31.06% 15.25% to 15.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

9. Financial Highlights

                                                        Sub-Account
                                             --------------------------------
                                                        Value Trust
                                             --------------------------------
                                                Year Ended      Year Ended
                                                Dec. 31/06     Dec. 31/05 ##
                                             ---------------  ---------------
Units, end of year (000s)                                211              109
                                             ===============  ===============
Unit Fair Value $                             13.76 to 13.90   11.44 to 11.48

Assets, end of year $(000's)                           2,928            1,251

Investment income ratio*                                0.39%            0.00%
Expense ratio lowest to highest**              0.00% to 0.63%   0.00% to 0.63%
Total return lowest to highest***            20.28% to 21.03% 14.36% to 14.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account S

--------
 a     Portfolio distributed no dividends during the period.
(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market B Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***) These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                     John Hancock Variable Life Account S

10. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                            Dividend Income Distribution Capital Gain Distribution          Total
                                            ---------------------------- ------------------------- -----------------------
Sub-account                                      2006          2005          2006         2005        2006         2005
-----------                                 -------------- ------------- ------------ ------------ ----------- -----------
500 Index Trust B                           $5,346,362     $1,979,617            --   $5,443,700   $ 5,346,362 $ 7,423,317
Active Bond Trust                            1,979,808        952,599            --      172,652     1,979,808   1,125,251
AIM V.I. Capital Development Series 2 Trust         --             --            --           --            --          --
AIM V.I. Premier Equity Series 1 Trust              --             --            --           --            --          --
All Asset Trust                                374,984        144,494        18,574       15,644       393,558     160,138
All Cap Core Trust                               1,692             --            --           --         1,692          --
All Cap Growth Trust                                --             --            --           --            --          --
All Cap Value Trust                             19,320             --       406,244           --       425,564          --
American Blue Chip Income & Growth Trust         2,317             --         7,132           --         9,449          --
American Bond Trust                                 --             --            --           --            --          --
American Growth Trust                           32,918             --        69,926           --       102,844          --
American Growth-Income Trust                    21,971             --         2,350           --        24,321          --
American International Trust                    63,139             --        72,496           --       135,635          --
Blue Chip Growth Trust                         257,606             --            --           --       257,606          --
Bond Index Trust B                           1,634,786        765,117            --           --     1,634,786     765,117
Brandes International Equity Trust           1,967,684      1,605,955    11,939,493    6,434,235    13,907,177   8,040,190
Business Opportunity Value Trust               105,533        100,833     1,631,496    1,354,471     1,737,029   1,455,304
Capital Appreciation Trust                          --             --     1,305,156           --     1,305,156          --
Classic Value Trust                             44,765         14,335        86,927      113,553       131,692     127,888
Core Bond Trust                                 17,398             --            --           --        17,398          --
Core Equity Trust                                   --             --       118,650           --       118,650          --
CSI Equity Trust                                 1,485            937         1,016        3,253         2,501       4,190
Dynamic Growth Trust                                --             --            --           --            --          --
Earnings Growth Trust                               --         19,882            --      391,482            --     411,364
Emerging Growth Trust                               --             --       303,611           --       303,611          --
Emerging Small Company Trust                        --             --         8,314           --         8,314          --
Equity-Income Trust                          2,999,983             --    11,934,300           --    14,934,283          --
Fidelity VIP Growth (SC) Trust                      --         52,517            --           --            --      52,517
Fidelity VIP II Contrafund (SC) Trust               --         88,973            --        8,088            --      97,061
Fidelity VIP II Overseas (SC) Trust                 --         18,648            --       16,783            --      35,431
Financial Industries Trust                          --          4,653            --       27,458            --      32,111
Financial Services Trust                         7,402             --            33           --         7,435          --
Frontier Capital Appreciation Trust                 --             --     5,852,350    4,137,012     5,852,350   4,137,012
Fundamental Value Trust                             --        189,790            --    2,214,482            --   2,404,272
Fundamental Value Trust Series 0                43,516             --       166,980           --       210,496          --
Global Allocation Trust                          6,392             --            --           --         6,392          --
Global Bond Trust                                   --        839,623            --       92,693            --     932,316
Global Bond Trust Series 0                          --             --       341,023           --       341,023          --
Global Trust                                    13,139             --            --           --        13,139          --
Growth & Income Trust                        1,016,793        305,944    10,732,333    7,698,273    11,749,126   8,004,217
Health Sciences Trust                               --          1,993            --      472,544            --     474,537
Health Sciences Trust Series 0                      --             --       616,485           --       616,485          --

                     John Hancock Variable Life Account S

10. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                             Dividend Income Distribution Capital Gain Distribution        Total
                                             ---------------------------- ------------------------- --------------------
Sub-account                                      2006           2005          2006         2005        2006      2005
-----------                                  -------------- ------------- ------------- ----------- ---------- ---------
High Yield Bond Trust                               --        391,033             --           --           --   391,033
High Yield Trust                             1,170,394             --             --           --    1,170,394        --
Income & Value Trust                            31,465             --             --           --       31,465        --
International Core Trust                        14,200             --        108,010           --      122,210        --
International Equity Index Trust B             696,476        763,588        681,145    5,551,327    1,377,621 6,314,915
International Opportunities Trust               36,799             --        296,026           --      332,825        --
International Small Cap Trust                   35,562             --             --           --       35,562        --
International Value Trust                      116,398             --        273,491           --      389,889        --
Investment Quality Bond Trust                   24,464             --             --           --       24,464        --
Janus Aspen Global Technology (SC) Trust            --             --             --           --           --        --
Janus Aspen Worldwide Growth (SC) Trust             --             --             --           --           --        --
Large Cap Growth Trust                              --         47,047             --           --           --    47,047
Large Cap Growth Trust Series 0                158,200             --             --           --      158,200        --
Large Cap Trust                                    643             --          3,698           --        4,341        --
Large Cap Value Trust                               --        746,687             --    4,143,432           -- 4,890,119
Large Cap Value Trust Series 0                 117,726             --      1,907,278           --    2,025,004        --
Lifestyle Aggressive Trust                     121,537            101        321,745           --      443,282       101
Lifestyle Balanced Trust                       342,619          1,098        403,285           --      745,904     1,098
Lifestyle Conservative Trust                    62,981             --         40,467           --      103,448        --
Lifestyle Growth Trust                       1,147,127          5,619      1,304,594           --    2,451,721     5,619
Lifestyle Moderate Trust                        14,273             --         13,851           --       28,124        --
Managed Trust                                2,717,862      1,063,137     12,165,567    3,724,774   14,883,429 4,787,911
MFS Investors Growth Stock Series (IC) Trust        --         12,459             --           --           --    12,459
MFS New Discovery Series (IC) Trust                 --             --             --           --           --        --
MFS Research Series (IC) Trust                      --          2,503             --           --           --     2,503
Mid Cap Core Trust                             132,557             --      1,739,836           --    1,872,393        --
Mid Cap Growth Trust                                --             --             --    1,245,053           -- 1,245,053
Mid Cap Index Trust                             39,928             --        267,681           --      307,609        --
Mid Cap Stock Trust                                 --             --      2,834,744           --    2,834,744        --
Mid Cap Value Trust                             57,255             --      1,245,525           --    1,302,780        --
Mid Value Trust                                174,535         29,554      4,410,659      786,730    4,585,194   816,284
Money Market Trust B                         6,650,391      4,041,814             --           --    6,650,391 4,041,814
Natural Resources Trust                         60,560             --      1,911,626           --    1,972,186        --
Overseas Equity Trust                          676,716        365,973      2,581,583    1,513,985    3,258,299 1,879,958
Pacific Rim Trust                               63,382             --             --           --       63,382        --
Quantitative All Cap Trust                       2,285            363          9,467        2,312       11,752     2,675
Quantitative Mid Cap Trust                          --             --        243,841           --      243,841        --
Quantitative Value Trust                           124             --          1,060           --        1,184        --
Real Estate Equity Trust                            --        422,138             --    2,641,405           -- 3,063,543
Real Estate Securities Trust                 1,309,956             --     12,180,081           --   13,490,037        --
Real Return Bond Trust                          84,073             --         62,252           --      146,325        --
Science & Technology Trust                          --             --             --           --           --        --

                     John Hancock Variable Life Account S

10. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                 Dividend Income Distribution Capital Gain Distribution        Total
                                 ---------------------------- ------------------------- --------------------
Sub-account                          2006           2005          2006         2005        2006       2005
-----------                      -------------- ------------- ------------- ----------- ---------- ---------
Short-Term Bond Trust            1,993,418      1,110,758             --           --    1,993,418 1,110,758
Small Cap Growth Trust                  --             --             --    1,269,416           -- 1,269,416
Small Cap Index Trust               62,567             --        316,574           --      379,141        --
Small Cap Opportunities Trust        8,275             --         28,900           --       37,175        --
Small Cap Trust                         --             --         51,024           --       51,024        --
Small Cap Value Trust              102,222        124,455     16,451,218    1,009,672   16,553,440 1,134,127
Small Company Trust                     --             --        130,604           --      130,604        --
Small Company Value Trust            2,964             --        386,563           --      389,527        --
Special Value Trust                     72             --         10,263           --       10,335        --
Strategic Bond Trust               247,616             --             --           --      247,616        --
Strategic Income Trust               9,287          3,261             30          198        9,317     3,459
Strategic Opportunities Trust           55             --             --           --           55        --
Strategic Value Trust                1,294             --         11,785           --       13,079        --
Total Return Bond Trust                 --        252,172             --      141,600           --   393,772
Total Return Trust               1,012,805             --             --           --    1,012,805        --
Total Stock Market Index Trust     327,010             --        168,118           --      495,128        --
Turner Core Growth Trust           296,626        191,938      1,948,739           --    2,245,365   191,938
U.S. Core Trust                     10,146             --         98,312           --      108,458        --
U.S. Global Leaders Growth Trust         3             45            914          353          917       398
U.S. Government Securities Trust     6,912             --             --           --        6,912        --
U.S. High Yield Bond Trust          21,800             --             --           --       21,800        --
U.S. Large Cap Trust                18,304             --             --           --       18,304        --
Utilities Trust                     50,244             --        257,956           --      308,200        --
Value Trust                          7,666             --        259,901           --      267,567        --

Part C: Other Information


Item 27. Exhibits

     (a) JHVLICO Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

     (b) Not Applicable.

     (c) (1) Master Distribution and Servicing Agreement. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

     (2) Form of General Agent Selling Agreement between John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC. Incorporated by reference to post-effective amendment number 9, file number 333-85284 filed with the Commission in April, 2007.

     (d)(1) Form of flexible premium variable life insurance policy. Incorporated by reference to pre-effective amendment no. 1 file number 333-55172 filed with the Commission on June 27, 2001.

     (e) Form of application for policies. Incorporated by reference to pre-effective amendment no. 1 file number 333- 55172 filed with the Commission on June 27, 2001.

     (f)(1) JHVLICO Certificate of Incorporation. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

     (a) JHVLICO Articles of Incorporation dated February 2, 1979. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

     (2)JHVLICO By-laws. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

     (a) JHVLICO Amended and Restated By-laws dated April 13, 2005. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

     (b) JHVLICO Amended and Restated By-laws dated May 19, 2006. Incorporated by reference to post-effective amendment number 13 file number 333-15075 filed with the Commission in April, 2007.

     (g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

     (h)(1) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed on October 12, 2005.

     (3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (i) Service Agreement between John Hancock Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated April 28, 2004. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

     (j) Not applicable.

     (k) Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment number 1 file number 333-425 filed with the Commission on July 26, 1996.

     (l) Not applicable.

     (m) Not applicable.

     (n) Consents of Independent Registered Public Accounting Firm filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not applicable.

     (p) Not applicable.

     (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

     Powers of Attorney

     (i) Powers of Attorney for John D. DesPrezIII, James R. Boyle, Jonathan Chiel, and Warren Thomson incorporated by reference to post-effective amendment number 13 file number 333-55172 filed with the Commission on May 1, 2006.

     (ii) Powers of Attorney for Hugh McHaffie and Lynne Patterson filed herewith.


Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY as of April 1, 2007


Directors
John D. DesPrez III*
James R. Boyle*
Jonathan Chiel*
Hugh McHaffie*
Lynne Patterson*
Warren A. Thomson*** ............
Officers ........................
John D. DesPrez III* ............      Chairman
James R. Boyle** ................      President
Hugh McHaffie* ..................      Senior Vice President
Jonathan Chiel * ................      Vice President
Marc Costantini* ................      Vice President
Lynne Patterson* ................      Vice President and Chief Financial Officer
Warren A. Thomson*** ............      Vice President and Chief Investment Officer-US Investments
Emanuel Alves* ..................      Vice President, Counsel and Corporate Secretary
Rosalie M. Calabraro* ...........      Assistant Secretary
Deanna Garland* .................      Assistant Secretary
Jennifer Tansey* ................      Assistant Secretary
Patricia Cassidy** ..............      Illustration Actuary
Stephen J. Blewitt *** ..........      Vice President - Investment
George H. Braun*** ..............      Vice President - Investment
Willma H. Davis*** ..............      Vice President - Investment
Peter de Vries*** ...............      Vice President
Philip W. Freiberger*** .........      Vice President - Investment
Scott S. Hartz *** ..............      Vice President - Investment
E. Kendall Hines, Jr. *** .......      Vice President - Investment
Cynthia Lacasse** ...............      Vice President
William McPadden*** .............      Vice President - Investment
Mark Newton** ...................      Vice President
Jacques Ouimet****** ............      Vice President
Phillip J. Peters*** ............      Vice President - Investment
Jonathan Porter***** ............      Vice President
Krishna Ramdial****** ...........      Vice President
Steven Mark Ray*** ..............      Vice President - Investment
Timothy A. Roseen*** ............      Vice President - Investment
Ivor Thomas*** ..................      Vice President - Investment
Richard Harris***** .............      Vice President and Appointed Actuary
Naveed Irshad ** ................      Vice President
Steven Finch ***** ..............      Vice President
Patrick Gill * ..................      Controller - Principal Appointed Officer
Kevin J. McWilliams** ...........      Assistant Treasurer

Peter S. Mitsopoulos**** .......      Assistant Treasurer
Cathy Hopkinson****** ..........      Assistant Treasurer
Steve Dunn ****** ..............      Assistant Treasurer
Benjamin O'Neill****** .........      Assistant Treasurer

---------
     * Principal business office is 601 Congress Street, Boston, MA 02110

     **Principal business office is 197 Clarendon Street, Boston, MA 02117

     ***Principal business office is 200 Clarendon Street, Boston, MA 02117

     **** Principal business office is 380 Stuart Street, Boston, MA 02116

     ***** Principal business office is 200 Bloor Street, Toronto, Canada
   M4W1E5

     ****** Principal business office is 250 Bloor Street, Toronto, Canada
   M4W1E5


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

     A list of persons directly or indirectly controlled by or under common contract with JHVLICO as of December 31, 2006 appears below:

     Subsidiary Name

     AIMV, LLC

     American Annuity Agency of Texas, Inc.

     Ameritex Insurance Services, Inc..

     Baystate Investments, LLC

     Brazilian Power Development, LLC

     CBPF Equity Holdings LLC

     CEEP Equity Holdings LLC

     Declaration Management & Research LLC

     EIF Equity Holdings LLC

     Essex Agency of Texas, Inc.

     Essex Brokerage Services, Inc.

     Essex Corporation (NY)

     Essex Corporation of

     Illinois

     Essex Holding Company, Inc.

     Frigate, LLC

     Fusion Clearing, Inc.

     Hancock Capital Management, LLC

     Hancock Forest Management Limited

     Hancock Forest Management, Inc.

     Hancock Mezzanine Investments, LLC

     Hancock Mezzanine Investments II, LLC

     Hancock Mezzanine Investments III, LLC

     Hancock Natural Resource Group Australia Pty Limited

     Hancock Natural Resource Group, Inc.

     Hancock Venture Partners, Inc.

     HVP Special Purpose Sub I, Inc.

     HVP Special Purpose Sub II, Inc.

     HVP-Russia, Inc.

     Independence

     Declaration Holdings LLC

     International Forest Investments Ltd.

     JH Networking Insurance Agency, Inc.

     JHFS One Corp.

     John Hancock Advisers LLC

     John Hancock Assignment Company

     John Hancock Energy Resources Management Inc.

     John Hancock Financial Network, Inc.

     John Hancock Funds LLC

     John Hancock Investment Management Services, LLC

     John Hancock Leasing Corporation

     John Hancock Management Company

     John Hancock Property and Casualty Holding Company

     John Hancock Real Estate Finance, Inc.

     John Hancock Realty Advisors, Inc.

     John Hancock Realty Management Inc.

     John Hancock Signature Services, Inc.

     John Hancock Subsidiaries LLC

     John Hancock Timber Resource Corporation

     John Hancock Variable Life Insurance Company

     LR Company, LLC

     LVI, LLC

     Manulife Insurance Company

     MFC Global Investment Management (

     U.S.A.

     ) LLC

     New Amsterdam Insurance Agency, Inc.

     P.T. Asuransi Jiwa John Hancock

     Indonesia

     P.T. Indras Insan Jaya Utama

     P.T. Timber Inc.

     Provident Insurance Center, Inc.

     PTPC Investor LLC

     REEF Equity Holdings LLC

     San Jacinto Insurance Agency, Inc.

     Signator Insurance Agency, Inc.

     Signator Investors, Inc.

     Signature Management Co., Ltd.

     The

     Berkeley

     Financial Group LLC

     Viking Timber Management New Zealand Limited

     Viking Timber Gerenciamento De Florestas Do Brasil
     Item 30. Indemnification

     The Form of Selling Agreement or Service Agreement between John Hancock Distributors, LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors, LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney's fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.


Item 31. Principal Underwriters

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


Name of Investment Company ........................      Capacity in Which Acting
John Hancock Variable Life Separate Account S .....      Principal Underwriter
John Hancock Variable Life Separate Account U .....      Principal Underwriter
John Hancock Variable Life Separate Account V .....      Principal Underwriter
John Hancock Variable Life Separate Account UV ....      Principal Underwriter
John Hancock Variable Annuity Separate Account I ..      Principal Underwriter
John Hancock Variable Annuity Separate Account JF .      Principal Underwriter
John Hancock Variable Annuity Separate Account U ..      Principal Underwriter
John Hancock Variable Annuity Separate Account V ..      Principal Underwriter
John Hancock Variable Annuity Separate Account H ..      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ................................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ................................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ................................      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC as of April 1, 2007.


Name                          Title
------------------------      ------------------------------------------------------------
Marc Costantini* .......      Chairman
Steve Finch**** ........      President and Chief Executive Officer
Kevin Hill * ...........      Senior Vice President, U.S. Annuities and Managed Accounts

Name                                   Title
---------------------------------      -----------------------------------------------------------
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC


     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).


Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Variable Life Insurance Company (at the same address), in its capacity as Registrant's depositor keeps all other records required by Section 31 (a) of the Act.


Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.


Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     The John Hancock Variable Life Insurance Company hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 25th day of April, 2007.

                          JOHN HANCOCK VARIABLE LIFE

                               SEPARATE ACCOUNT S
                                  (Registrant)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III
                          Principal Executive Officer

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                  (Depositor)

                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III

                          Principal Executive Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration
Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2007.


Signatures                            Title
/s/ Patrick Gill                      Senior Vice President and Controller
------------------------------
Patrick Gill
/s/ Lynne Patterson                   Director, Vice President and Chief Financial Officer
------------------------------
Lynne Patterson
*                                     Director
------------------------------
John D. DesPrez III
*                                     Director
------------------------------
James R. Boyle
*                                     Director
------------------------------
Jonathan Chiel
*                                     Director
------------------------------
Hugh McHaffie
*                                     Director
------------------------------
Warren A. Thomson
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney

                     Prospectus Supplement Dated May 1, 2007

     This prospectus supplement is distributed to policy owners of variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO") and offering interests in John Hancock Variable Life Account S (the "Accuont" or "Separate Account").

     This supplement describes the changes that have been made in the product prospectuses pertaining to variable investment options that are available. Please note that certain of the investment options described in this prospectus supplement may not be available to you under your policy.

1. The prospectuses for the "Medallion Executive Variable Life", "Medallion Executive Variable Life II", "Variable Estate Protection", "Variable Estate Protection Plus", "Variable Estate Protection Edge", "Performance Survivorship Variable Universal Life", and "Performance Executive Variable Life" products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation
American Growth

U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income

Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

2. The prospectuses for the "Majestic Variable Universal Life" and "Majestic Variable Estate Protection" products are amended to replace the list of investment options on page 1 of the product prospectus with the following:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation
American Growth
U.S. Global Leaders Growth

Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income
Equity-Income
American Blue Chip Income and Growth
Income & Value

Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative
Brandes International Equity
Turner Core Growth
Frontier Capital Appreciation
Business Opportunity Value

3. The last two tables appearing in the section entitled "Fee Tables" are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

     Total Annual Portfolio Operating Expenses               Minimum   Maximum
     -----------------------------------------               -------   -------
Range of expenses, including management fees, distribution
and/or service (12b-1) fees, and other expenses               0.49%     1.49%

     The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                                 Management        12b-1          Other             Total
Portfolio                                           Fees            Fees        Expenses       Annual Expenses
------------------------------------------      ------------      -------      ----------     ----------------
 Science & TechnologyA ...................         1.05%           0.00%          0.10%            1.15%
 Emerging Markets ValueC .................         0.96%           0.00%          0.16%            1.12%
 Pacific Rim .............................         0.80%           0.00%          0.21%            1.01%
 Health SciencesA ........................         1.05%           0.00%          0.09%            1.14%
 Emerging GrowthB ........................         0.80%           0.00%          0.69%            1.49%
 Small Cap Growth ........................         1.07%           0.00%          0.08%            1.15%
 Emerging Small CompanyD .................         0.97%           0.00%          0.06%            1.03%
 Small Cap ...............................         0.85%           0.00%          0.05%            0.90%
 Small Cap Index .........................         0.48%           0.00%          0.04%            0.52%
 Dynamic GrowthD .........................         0.90%           0.00%          0.06%            0.96%
 Mid Cap Stock ...........................         0.84%           0.00%          0.04%            0.88%
 Natural Resources .......................         1.00%           0.00%          0.06%            1.06%
 All Cap Growth ..........................         0.85%           0.00%          0.05%            0.90%
 Financial Services ......................         0.82%           0.00%          0.04%            0.86%
 International Opportunities .............         0.89%           0.00%          0.11%            1.00%
 International Small Cap .................         0.92%           0.00%          0.19%            1.11%
 International Equity Index BB/E .........         0.54%           0.00%          0.04%            0.58%
 Overseas EquityD ........................         0.99%           0.00%          0.13%            1.12%
 American InternationalF .................         0.50%           0.60%          0.08%            1.18%
 International Value .....................         0.82%           0.00%          0.11%            0.93%
 International Core ......................         0.89%           0.00%          0.10%            0.99%
 Quantitative Mid Cap ....................         0.74%           0.00%          0.13%            0.87%
 Mid Cap Index ...........................         0.48%           0.00%          0.04%            0.52%
 Mid Cap IntersectionC ...................         0.87%           0.00%          0.07%            0.94%
 GlobalB .................................         0.82%           0.00%          0.14%            0.96%
 Capital Appreciation ....................         0.75%           0.00%          0.03%            0.78%
 American GrowthF ........................         0.32%           0.60%          0.05%            0.97%
 U.S. Global Leaders Growth ..............         0.69%           0.00%          0.03%            0.72%
 Quantitative All Cap ....................         0.71%           0.00%          0.05%            0.76%

                                                 Management        12b-1          Other             Total
Portfolio                                           Fees            Fees        Expenses       Annual Expenses
------------------------------------------      ------------      -------      ----------     ----------------
 All Cap Core ............................         0.78%           0.00%          0.05%            0.83%
 Total Stock Market Index ................         0.49%           0.00%          0.03%            0.52%
 Blue Chip GrowthA .......................         0.81%           0.00%          0.02%            0.83%
 U.S. Large Cap ..........................         0.83%           0.00%          0.04%            0.87%
 Core Equity .............................         0.78%           0.00%          0.05%            0.83%
 Large Cap ValueD ........................         0.82%           0.00%          0.06%            0.88%
 Classic Value ...........................         0.80%           0.00%          0.11%            0.91%
 Utilities ...............................         0.83%           0.00%          0.12%            0.95%
 Real Estate Securities ..................         0.70%           0.00%          0.03%            0.73%
 Small Cap Opportunities .................         0.99%           0.00%          0.03%            1.02%
 Small Cap Value .........................         1.06%           0.00%          0.05%            1.11%
 Small Company ValueA ....................         1.02%           0.00%          0.04%            1.06%
 Special ValueD/E ........................         0.97%           0.00%          0.07%            1.04%
 Mid ValueA ..............................         0.98%           0.00%          0.08%            1.06%
 Mid Cap Value ...........................         0.86%           0.00%          0.04%            0.90%
 Value ...................................         0.74%           0.00%          0.05%            0.79%
 All Cap Value ...........................         0.82%           0.00%          0.05%            0.87%
 Growth & Income .........................         0.67%           0.00%          0.01%            0.68%
 500 Index BB ............................         0.46%           0.00%          0.03%            0.49%
 Fundamental Value .......................         0.77%           0.00%          0.04%            0.81%
 U.S. Core ...............................         0.76%           0.00%          0.06%            0.82%
 Large CapD ..............................         0.72%           0.00%          0.04%            0.76%
 Quantitative Value ......................         0.68%           0.00%          0.05%            0.73%
 American Growth-IncomeF .................         0.27%           0.60%          0.04%            0.91%
 Equity-IncomeA ..........................         0.81%           0.00%          0.03%            0.84%
 American Blue Chip Income & GrowthF .....         0.42%           0.60%          0.05%            1.07%
 Income & Value ..........................         0.79%           0.00%          0.07%            0.86%
 Managed .................................         0.69%           0.00%          0.03%            0.72%
 PIMCO VIT All AssetG ....................         0.79%           0.25%          0.45%            1.49%
 Global Allocation .......................         0.85%           0.00%          0.13%            0.98%
 High Yield ..............................         0.66%           0.00%          0.05%            0.71%
 U.S. High Yield Bond ....................         0.73%           0.00%          0.06%            0.79%
 Strategic Bond ..........................         0.68%           0.00%          0.07%            0.75%
 Strategic Income ........................         0.71%           0.00%          0.10%            0.81%
 Global Bond .............................         0.70%           0.00%          0.10%            0.80%
 Investment Quality Bond .................         0.60%           0.00%          0.07%            0.67%
 Total Return ............................         0.70%           0.00%          0.06%            0.76%
 American BondF ..........................         0.41%           0.60%          0.04%            1.05%
 Real Return BondI .......................         0.70%           0.00%          0.07%            0.77%
 Bond Index BB ...........................         0.47%           0.00%          0.06%            0.53%
 Core Bond ...............................         0.67%           0.00%          0.12%            0.79%
 Active Bond .............................         0.60%           0.00%          0.04%            0.64%
 U.S. Government SecuritiesD .............         0.61%           0.00%          0.08%            0.69%
 Short-Term Bond .........................         0.58%           0.00%          0.04%            0.62%
 Money Market BB .........................         0.50%           0.00%          0.01%            0.51%
 Lifestyle AggressiveE ...................         0.94%           0.00%          0.02%            0.96%
 Lifestyle GrowthE .......................         0.91%           0.00%          0.01%            0.92%
 Lifestyle BalancedE .....................         0.88%           0.00%          0.01%            0.89%
 Lifestyle ModerateE .....................         0.85%           0.00%          0.02%            0.87%

                                                 Management        12b-1          Other             Total
Portfolio                                           Fees            Fees        Expenses       Annual Expenses
------------------------------------------      ------------      -------      ----------     ----------------
 Lifestyle ConservativeE .................         0.82%           0.00%          0.02%            0.84%
 Brandes International EquityH ...........         0.68%           0.00%          0.20%            0.88%
 Turner Core GrowthH .....................         0.45%           0.00%          0.20%            0.65%
 Frontier Capital AppreciationH ..........         0.90%           0.00%          0.18%            1.08%
 Business Opportunity ValueH .............         0.64%           0.00%          0.30%            0.94%

A The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

The percentage reduction will be as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

B The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses." A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variable annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, Bond Index B, Emerging Growth, Money Market B, and Global portfolios would be 0.31%, 0.22%, 0.19%, 0.36%, 0.27%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, 0.25%, 1.05%, 0.28%, and 0.96% respectively.

C For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

D The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

E The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.57%, 1.02%, 0.06, 0.05%, 0.06%, 0.05%, and 0.06%, respectively.

F The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information please refer to the prospectus for the underlying portfolios.

G "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

H For the period from May 1, 2007 to April 30, 2008, the portfolio manager has contractually agreed to reimburse each portfolio for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a portfolio's annualized daily average net assets.

I The adviser has voluntarily agreed to waive a portion of its advisory fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust, and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of Aggregate Net Assets over $1 billion. This voluntary fee waiver may be terminated at any time by the adviser. For more information, please refer to the prospectus for the underlying portfolio.

4. The "Table of Investment Options and Investment Subadvisers" is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") or M Fund, Inc. (the "M Fund")), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. ("M Financial") is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as "Portfolio Managers" of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio's assets.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

 Portfolio                      Portfolio Manager
=========================      ====================================
 Science & Technology          T. Rowe Price Associates, Inc. and
                               RCM Capital Management LLC
 Emerging Markets Value         Dimensional Fund Advisors
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences                T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.), LLC
 Small Cap Growth               Wellington Management Company,
                               LLP
 Emerging Small Company        RCM Capital Management LLC
 Small Cap                      Independence Investments LLC
 Small Cap Index               MFC Global Investment
                               Management (U.S.A.) Limited

 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies expected to benefit from the
                               development, advancement, and use of science and
                               technology. Current income is incidental to the portfolio's objective.
 Emerging Markets Value         Seeks long-term capital appreciation by investing at least
                               80% of its net assets in companies associated with
                               emerging markets.
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences                Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Small Cap Growth               Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in small-cap
                               companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company        Seeks long-term growth of capital investing, under normal
                               market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock
                               equity securities of companies with market capitalizations that approximately match the range of capitalization of the
                               Russell 2000 Index* at the time of purchase.
 Small Cap                      Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index               Seeks to approximate the aggregate total return of a small-
                               cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.*

 Portfolio                            Portfolio Manager
===============================      ==================================
 Dynamic Growth                      Deutsche Investment Management
                                     Americas, Inc.
 Mid Cap Stock                        Wellington Management Company,
                                     LLP
 Natural Resources                   Wellington Management Company,
                                     LLP
 All Cap Growth                       AIM Capital Management, Inc.
 Financial Services                  Davis Selected Advisers, L.P.
 International Opportunities          Marsico Capital Management, LLC
 International Small Cap             Templeton Investment Counsel,
                                     LLC
 International Equity Index B         SSgA Funds Management, Inc.
 Overseas Equity                     Capital Guardian Trust Company
 American International               Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)

 Portfolio                            Investment Description
===============================      ===============================================================
 Dynamic Growth                      Seeks long-term growth of capital by investing in stocks
                                     and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                        Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                                     capital appreciation potential.
 Natural Resources                   Seeks long-term total return by investing, under normal
                                     market conditions, primarily in equity and equity-related
                                     securities of natural resource-related companies worldwide.
 All Cap Growth                       Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Financial Services                  Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Opportunities          Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap             Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S.,
                                     which have total stock market capitalization or annual
                                     revenues of $4 billion or less.
 International Equity Index B         Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 Overseas Equity                     Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
 American International               Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                     Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                     States.

 Portfolio                          Portfolio Manager
=============================      ====================================
 International Value               Templeton Investment Counsel,
                                   LLC
 International Core                 Grantham, Mayo, Van Otterloo &
                                   Co. LLC
 Quantitative Mid Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Index                      MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Intersection              Wellington Management Company,
                                   LLP
 Global                             Templeton Global Advisors Limited
 Capital Appreciation              Jennison Associates LLC
 American Growth                    Capital Research Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 U.S. Global Leaders Growth        Sustainable Growth Advisers, L.P.
 Quantitative All Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                      Deutsche Investment Management
                                   Americas Inc.
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited

 Portfolio                          Investment Description
=============================      ================================================================
 International Value               Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                   markets.
 International Core                 Seeks high total return by investing typically in a
                                   diversified portfolio of equity investments from developed markets other than the U.S.
 Quantitative Mid Cap              Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its total assets
                                   (plus any borrowings for investment purposes) in U.S. mid-
                                   cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                      Seeks to approximate the aggregate total return of a mid-
                                   cap U.S. domestic equity market index by attempting to
                                   track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Intersection              Seeks long-term growth of capital by investing in equity
                                   securities of medium size companies with significant
                                   capital appreciation potential.
 Global                             Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation              Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                    Seeks to make the shareholders' investment grow by
                                   investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                   Series. The Growth Fund invests primarily in common
                                   stocks of companies that appear to offer superior
                                   opportunities for growth of capital. The Growth Fund may
                                   also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                   included in the S&P 500 Index*.
 U.S. Global Leaders Growth        Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders".
 Quantitative All Cap               Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                      Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                   Russell 3000 Index*.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Dow Jones Wilshire 5000 Index*.

 Portfolio                       Portfolio Manager
==========================      ===================================
 Blue Chip Growth               T. Rowe Price Associates, Inc.
 U.S. Large Cap                  Capital Guardian Trust Company
 Core Equity                    Legg Mason Capital Management,
                                Inc.
 Large Cap Value                 Blackrock Investment Management,
                                LLC
 Classic Value                  Pzena Investment Management,
                                LLC
 Utilities                       Massachusetts Financial Services
                                Company
 Real Estate Securities         Deutsche Investment Management
                                Americas, Inc.
 Small Cap Opportunities         Munder Capital Management
 Small Cap Value                Wellington Management Company,
                                LLP
 Small Company Value             T. Rowe Price Associates, Inc.

 Portfolio                       Investment Description
==========================      ===============================================================
 Blue Chip Growth               Seeks to achieve long-term growth of capital (current
                                income is a secondary objective) by investing, under
                                normal market conditions, at least 80% of the portfolio's
                                total assets in the common stocks of large and medium-
                                sized blue chip growth companies.
 U.S. Large Cap                  Seeks long-term growth of capital and income by investing
                                the portfolio's assets, under normal market conditions,
                                primarily in equity and equity-related securities of
                                companies with market capitalization greater than $500
                                million.
 Core Equity                    Seeks long-term capital growth by investing, under normal
                                market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                The subadviser seeks to purchase securities at large
                                discounts to the subadviser's assessment of their intrinsic value.
 Large Cap Value                 Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large-cap companies
                                located in the U.S.
 Classic Value                  Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                       Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities         Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Small Cap Opportunities         Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Cap Value                Seeks long-term capital appreciation by investing, under
                                normal market conditions, at least 80% of its assets in
                                small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                appreciation.
 Small Company Value             Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in small companies
                                whose common stocks are believed to be undervalued.
                                Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                investment purposes) in companies with market
                                capitalizations that do not exceed the maximum market
                                capitalization of any security in the Russell 2000 Index* at the time of purchase.

 Portfolio                  Portfolio Manager
=====================      =================================
 Special Value             ClearBridge Advisors, LLC
 Mid Value                  T. Rowe Price Associates, Inc.
 Mid Cap Value             Lord, Abbett & Co. LLC
 Value                      Van Kampen
 All Cap Value             Lord, Abbett & Co. LLC
 Growth & Income            Independence Investments LLC
 500 Index B               MFC Global Investment
                           Management (U.S.A.) Limited
 Fundamental Value          Davis Selected Advisers, L.P.
 U.S. Core                 Grantham, Mayo, Van Otterloo &
                           Co. LLC
 Large Cap                  UBS Global Asset Management
                           (Americas) Inc.
 Quantitative Value        MFC Global Investment
                           Management (U.S.A.) Limited

 Portfolio                  Investment Description
=====================      ===============================================================
 Special Value             Seeks long-term capital growth by investing, under normal
                           circumstances, at least 80% of its net assets in common
                           stocks and other equity securities of companies whose
                           market capitalization at the time of investment is not
                           greater than the market capitalization of companies in the
                           Russell 2000 Value Index*.
 Mid Value                  Seeks long-term capital appreciation by investing, under
                           normal market conditions, primarily in a diversified mix of common stocks of mid-size U.S. companies that are
                           believed to be undervalued by various measures and offer
                           good prospects for capital appreciation.
 Mid Cap Value             Seeks capital appreciation by investing, under normal
                           market conditions, at least 80% of the portfolio's net assets
                           (plus any borrowings for investment purposes) in mid-sized companies.
 Value                      Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                           with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value             Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                           ranges that the subadviser believes are undervalued.
 Growth & Income            Seeks income and long-term capital appreciation by
                           investing, under normal market conditions, primarily in a
                           diversified mix of common stocks of large U.S. companies.
 500 Index B               Seeks to approximate the aggregate total return of a broad
                           U.S. domestic equity market index by attempting to track
                           the performance of the S&P 500 Composite Stock Price
                           Index.*
 Fundamental Value          Seeks growth of capital by investing, under normal market
                           conditions, primarily in common stocks of U.S. companies
                           with market capitalizations of at least $10 billion. The
                           portfolio may also invest in U.S. companies with smaller
                           capitalizations.
 U.S. Core                 Seeks a high total return by investing primarily in
                           investments tied economically to the U.S. including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                           characteristics similar to companies that issue stocks
                           included in the Index.
 Large Cap                  Seeks to maximize total return, consisting of capital
                           appreciation and current income, by investing, under
                           normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                           securities of U.S. large-cap companies.
 Quantitative Value        Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.

 Portfolio                               Portfolio Manager
==================================      ==================================
 American Growth-Income                 Capital Research and Management
                                        Company (adviser to the American
                                        Funds Insurance Series)
 Equity-Income                           T. Rowe Price Associates, Inc.
 American Blue Chip Income              Capital Research and Management
 and Growth                             Company (adviser to the American
                                        Funds Insurance Series)
 Income & Value                          Capital Guardian Trust Company
 Managed                                Grantham, Mayo, Van Otterloo &
                                        Co. LLC and Declaration
                                        Management & Research LLC
 PIMCO VIT All Asset Portfolio           Pacific Investment Management
 (a series of the PIMCO Variable        Company, LLC
 Insurance Trust) (only Class M
 is available for sale)
 Global Allocation                      UBS Global Asset Management
                                        (Americas) Inc.
 High Yield                              Western Asset Management
                                        Company
 U.S. High Yield Bond                   Wells Capital Management,
                                        Incorporated
 Strategic Bond                          Western Asset Management
                                        Company

 Portfolio                               Investment Description
==================================      ===============================================================
 American Growth-Income                 Seeks to make the shareholders' investment grow and
                                        provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                                        Growth-Income Fund, a series of American Funds
                                        Insurance Series. The Growth-Income Fund invests
                                        primarily in common stocks or other securities which
                                        demonstrate the potential for appreciation and/or dividends
 Equity-Income                           Seeks to provide substantial dividend income and also long-
                                        term capital appreciation by investing primarily in
                                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                        dividends and capital appreciation.
 American Blue Chip Income              Seeks to produce income exceeding the average yield on
 and Growth                             U.S. stocks generally and to provide an opportunity for
                                        growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                        of American Funds Insurance Series. The Blue Chip
                                        Income and Growth Fund invests primarily in common
                                        stocks of larger, more established companies based in the
                                        U.S. with market capitalizations of $4 billion and above.
 Income & Value                          Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 Managed                                Seeks income and long-term capital appreciation by
                                        investing primarily in a diversified mix of common stocks
                                        of large U.S. companies and bonds with an overall
                                        intermediate term average maturity.
 PIMCO VIT All Asset Portfolio           The portfolio invests primarily in a diversified mix of (a)
 (a series of the PIMCO Variable        common stocks of large and mid-sized U.S. companies, and
 Insurance Trust) (only Class M         (b) bonds with an overall intermediate term average
 is available for sale)                 maturity.
 Global Allocation                      Seeks total return, consisting of long-term capital
                                        appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                        outside the U.S.
 High Yield                              Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                        including corporate bonds and other fixed-income
                                        securities.
 U.S. High Yield Bond                   Seeks total return with a high level of current income by
                                        investing, under normal market conditions, primarily in
                                        below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                        preferred and other convertible securities and bank loans.
 Strategic Bond                          Seeks a high level of total return consistent with
                                        preservation of capital by investing at least 80% of its net assets in fixed income securities.

 Portfolio                          Portfolio Manager
=============================      ==================================
 Strategic Income                  MFC Global Investment
                                   Management (U.S.), LLC
 Global Bond                        Pacific Investment Management
                                   Company, LLC
 Investment Quality Bond           Wellington Management Company,
                                   LLP
 Total Return                       Pacific Investment Management
                                   Company LLC
 American Bond                     Capital Research and Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 Real Return Bond                   Pacific Investment Management
                                   Company, LLC
 Bond Index B                      Declaration Management &
                                   Research LLC
 Core Bond                          Wells Capital Management,
                                   Incorporated
 Active Bond                       Declaration Management &
                                   Research LLC and MFC Global
                                   Management (U.S.), LLC
 U.S. Government Securities         Western Asset Management
                                   Company

 Portfolio                          Investment Description
=============================      ===============================================================
 Strategic Income                  Seeks a high level of current income by investing, under
                                   normal market conditions, primarily in foreign government
                                   and corporate debt securities from developed and emerging
                                   markets, U.S. Government and agency securities, and U.S.
                                   high yield bonds.
 Global Bond                        Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                                   may be denominated in non-U.S. currencies or in U.S.
                                   dollars.
 Investment Quality Bond           Seeks a high level of current income consistent with the
                                   maintenance of principal and liquidity, by investing in a
                                   diversified portfolio of investment grade bonds.
                                   Investments will tend to focus on corporate bonds and U.S.
                                   Government bonds with intermediate to longer term
                                   maturities.
 Total Return                       Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing, under normal market
                                   conditions, at least 65% of the portfolio's assets in a
                                   diversified portfolio of fixed income securities of varying maturities.
 American Bond                     Seeks to maximize current income and preserve capital by
                                   investing all of its assets in the master fund, Class 2 Shares of the Bond Fund, a series of the American Funds Insurance
                                   Series. The Bond Fund normally invests at least 80% of its assets in bonds.
 Real Return Bond                   Seeks maximum return, consistent with preservation of
                                   capital and prudent investment management, by investing,
                                   under normal market conditions, at least 80% of its net
                                   assets in inflation-indexed bonds of varying maturities
                                   issued by the U.S. and non-U.S. governments and by
                                   corporations.
 Bond Index B                      Seeks to track the performance of the Lehman Brothers
                                   Aggregate Index** (which represents the U.S. investment
                                   grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Brothers Aggregate Index.
 Core Bond                          Seeks total return consisting of income and capital
                                   appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities.
                                   including U.S. Government obligations, corporate bonds,
                                   mortgage-backed and other asset backed securities and
                                   money market instruments.
 Active Bond                       Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities         Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.

 Portfolio                             Portfolio Manager
================================      ==================================
 Short-Term Bond                      Declaration Management &
                                      Research LLC
 Money Market B                        MFC Global Investment
                                      Management (U.S.A.) Limited
 Lifestyle Aggressive                 MFC Global Investment
                                      Management (U.S.A.) Limited
 Lifestyle Growth                      MFC Global Investment
                                      Management (U.S.A.) Limited
 Lifestyle Balanced                   MFC Global Investment
                                      Management (U.S.A.) Limited
 Lifestyle Moderate                    MFC Global Investment
                                      Management (U.S.A.) Limited
 Lifestyle Conservative               MFC Global Investment
                                      Management (U.S.A.) Limited
 Brandes International Equity          Brandes Investment Partners, LP
 (a series of M Fund, Inc.)
 Turner Core Growth                   Turner Investment Partners, LLC
 (a series of M Fund, Inc.)
 Frontier Capital Appreciation         Frontier Capital Management
 (a series of M Fund, Inc.)           Company, LLC
 Business Opportunity Value           Iridian Asset Management, LLC
 (a series of M Fund, Inc.)

 Portfolio                             Investment Description
================================      ================================================================
 Short-Term Bond                      Seeks income and capital appreciation by investing at least
                                      80% of its assets in a diversified mix of debt securities and instruments.
 Money Market B                        Seeks maximum current income consistent with
                                      preservation of principal and liquidity by investing in high quality money market instruments.
 Lifestyle Aggressive                 Seeks to provide long-term growth of capital (current
                                      income is not a consideration) by investing 100% of the
                                      Lifestyle Trust's assets in other portfolios of the Trust
                                      which invest primarily in equity securities.
 Lifestyle Growth                      Seeks to provide long-term growth of capital with
                                      consideration also given to current income by investing
                                      approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                      income securities and approximately 80% of its assets in
                                      other portfolios of the Trust, which invest primarily in
                                      equity securities.
 Lifestyle Balanced                   Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                      Lifestyle Trust's assets in other portfolios of the Trust
                                      which invest primarily in fixed income securities and
                                      approximately 60% of its assets in other portfolios of the
                                      Trust which invest primarily in equity securities.
 Lifestyle Moderate                    Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                      Lifestyle Trust's assets in other portfolios of the Trust
                                      which invest primarily in fixed income securities and
                                      approximately 40% of its assets in other portfolios of the
                                      Trust which invest primarily in equity securities.
 Lifestyle Conservative               Seeks to provide a high level of current income with some
                                      consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                      income securities and approximately 20% of its assets in
                                      other portfolios of the Trust, which invest primarily in
                                      equity securities.
 Brandes International Equity          Seeks long-term capital appreciation through investment in
 (a series of M Fund, Inc.)           equity securities of foreign issuers, including common
                                      stocks, and securities that are convertible into common
                                      stocks.
 Turner Core Growth                   Seeks long-term capital appreciation through investment
 (a series of M Fund, Inc.)           mainly in common stocks of U.S. companies that the
                                      portfolio manager believes have strong earnings-growth
                                      potential.
 Frontier Capital Appreciation         Seeks maximum capital appreciation through investment in
 (a series of M Fund, Inc.)           common stock of U.S. companies of all states, with
                                      emphasis on stocks with capitalizations consistent with the capitalizations of those companies found in the Russell
                                      2500 Index*.
 Business Opportunity Value           Seeks long-term capital appreciation through investment
 (a series of M Fund, Inc.)           primarily in equity securities of U.S. issuers in the large-to-
                                      medium capitalization segment of the U.S. stock market.

* "S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 Value (Reg.
TM)," "Russell 2500 (Reg. TM)," "Russell 3000 (Reg. TM)" and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 2500 Index - $38.49 million to $8.63 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion

Insert the following disclosure to the section of the prospectus entitled "Transfers of existing account value".

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described in your prospectus if violations of their frequent trading policy are discovered.

The disclosure in the first paragraph under the section of the prospectus entitled "When we pay policy proceeds - - General" is deleted and the following substituted in its place.

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

The disclosure under the section of the prospectus entitled "Distribution of policies" is deleted and the following substituted in its place.

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide the schedule of standard compensation as well as additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard compensation. Through JH Distributors, JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries . In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

The disclosure under the section of the prospectus entitled "Tax considerations" is deleted and the following substituted in its place.

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

o First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

o Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

o Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     o is made on or after the date on which the policy owner attains age
 591/2;

     o is attributable to the policy owner becoming disabled; or

    o is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

The disclosure regarding the Statement of Additional Information that appears after the last page of the prospectus is deleted and the following substituted in its place.

     In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Service Office. You should also contact the JH Service Office to request any other information about your policy or to make any inquiries about its operation.

                         SUPPLEMENT DATED MAY 1, 2007

                                      TO

                    PROSPECTUSES DATED MAY 1, 2007 OR LATER

                               -----------------

   This Supplement is to be distributed with certain prospectuses dated May 1, 2007 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title "Protection Variable Universal Life," "Accumulation Variable Universal Life," "Corporate VUL," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life II," "Medallion Executive Variable Life III," "Performance Executive Variable Life," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," or "Performance Survivorship Variable Universal Life." We refer to these prospectuses as the "Product Prospectuses."

   This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

                               -----------------

   This Supplement is accompanied with a prospectus dated April 30, 2007 for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

                               -----------------

                       AMENDMENT TO PRODUCT PROSPECTUSES

   The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

                         Brandes International Equity
                              Turner Core Growth
                         Frontier Capital Appreciation
                          Business Opportunity Value

VL M SUPP (5/07)

                         SUPPLEMENT DATED MAY 1, 2007

                                      TO

                        PROSPECTUSES DATED MAY 1, 2007

                               -----------------

   This Supplement is intended to be distributed with prospectuses dated May 1, 2007 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

                    MEDALLION VARIABLE UNIVERSAL LIFE PLUS
                        (MASSACHUSETTS AND TEXAS ONLY)

                    MEDALLION VARIABLE UNIVERSAL LIFE EDGE
                   (MARYLAND, MASSACHUSETTS AND TEXAS ONLY)

                        VARIABLE ESTATE PROTECTION PLUS
                        (MASSACHUSETTS AND TEXAS ONLY)

                        VARIABLE ESTATE PROTECTION EDGE
                        (MASSACHUSETTS AND TEXAS ONLY)

                               -----------------

   Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(1)The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(2)There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.


                                                                MD-MA-TX (5/07)

                         SUPPLEMENT DATED MAY 1, 2007

                                      TO

                    PROSPECTUSES DATED MAY 1, 2007 OR LATER

                               -----------------

This supplement is intended to be distributed with certain prospectuses dated May 1, 2007 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title "Protection Variable Universal Life," "Accumulation Variable Universal Life," "VEP Plus," "VEP Edge," "Majestic Performance Survivorship Variable Universal Life," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," or "Medallion Variable Universal Life Edge II." We refer to these prospectuses as the "Product Prospectuses."

This supplement will be used only with policies sold through the product prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                               -----------------

This Supplement is accompanied with the prospectus for The World Insurance Trust that contains detailed information about the CSI Equity Fund. Be sure to read that prospectus before selecting the additional variable investment option/investment account described in this supplement.

                               -----------------

Add the following investment account to the table on the cover page:

                               -----------------

                                  CSI Equity

                               -----------------

CSI Prod Supp (5/07)